UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton

Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway,

San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle,

One Franklin Parkway,

San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/16

Item 1.	Reports to Stockholders.

Semiannual Report June 30, 2016

Franklin Templeton

Variable Insurance Products Trust

Franklin Templeton Variable Insurance

Products Trust Semiannual Report

Table of Contents

Important Notes to Performance Information	i

Fund Summaries
Franklin Flex Cap Growth VIP Fund	FFC-1
Franklin Founding Funds Allocation VIP Fund	FFA-1
Franklin Global Real Estate VIP Fund	FGR-1
*Prospectus Supplement	FGR-7
Franklin Growth and Income VIP Fund	FGI-1
Franklin High Income VIP Fund	FH-1
Franklin Income VIP Fund	FI-1
Franklin Large Cap Growth VIP Fund	FLG-1
Franklin Mutual Global Discovery VIP Fund	MGD-1
Franklin Mutual Shares VIP Fund	MS-1
Franklin Rising Dividends VIP Fund	FRD-1
Franklin Small Cap Value VIP Fund	FSV-1
*Prospectus Supplement	FSV-6
Franklin Small-Mid Cap Growth VIP Fund	FSC-1
Franklin Strategic Income VIP Fund	FSI-1
Franklin U.S. Government Securities VIP Fund	FUS-1
Franklin VolSmart Allocation VIP Fund	FVA-1
*Prospectus Supplement	FVA-6
Templeton Developing Markets VIP Fund	TD-1
Templeton Foreign VIP Fund	TF-1
*Prospectus Supplement	TF-6
Templeton Global Bond VIP Fund	TGB-1
Templeton Growth VIP Fund	TG-1
*Prospectus Supplement	TG-8
Index Descriptions	I-1
Shareholder Information	SI-1

*Not part of the semiannual report. Retain for your records.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

MASTER CLASS – 2

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Important Notes to

Performance Information

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

Semiannual Report	i

Franklin Flex Cap Growth VIP Fund

This semiannual report for Franklin Flex Cap Growth VIP Fund covers the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 Shares delivered a -5.36% total return* for the six-month period ended June 30, 2016.

*The Fund has an expense reduction contractually guaranteed through at least 4/30/17 and a fee waiver associated with its investments in a Franklin Templeton money fund and/or Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FFC-1

FRANKLIN FLEX CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Russell 1000® Growth Index generated a +1.36% total return, the Russell 3000® Growth Index delivered a +1.14% total return, and the Standard & Poor’s® 500 Index (S&P 500®) Index produced a +3.84% total return for the same period.1

Economic and Market Overview

For the six-month period ended June 30, 2016, the U.S. economy grew moderately, as measured by gross domestic product in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and nonresidential fixed investment contributed to the moderation. Although the unemployment rate rose from 4.7% in May to 4.9% in June, the increase was due to additional people entering the labor force, and for the entire period under review, unemployment declined slightly.2 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period, and rose to the highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index, remained subdued overall even though it spiked to the highest level in three years in April mainly due to a rebound in energy prices.

After raising its target range for the federal funds rate to 0.25%–0.50% at its December meeting, the Federal Reserve (Fed) maintained the rate through period-end. Although the Fed indicated a potential interest rate hike in June, subsequent reports showed job additions slowed substantially in May. Consequently, at its June meeting, the Fed kept the federal funds rate unchanged, and indicated that in determining the timing and size of future adjustments to the target range, it will assess realized and expected economic conditions relative to its objectives of maximum employment and 2.00% inflation. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

U.S. equity markets rose for the period under review, as investors generally remained confident due to the Fed’s continued caution surrounding further interest rate increases, the European Central Bank expanding its quantitative easing measures and cutting its benchmark interest rate to zero, the People’s Bank of China introducing further easing measures and the Bank of Japan adopting a negative interest rate policy. The rally in crude oil prices near period-end also boosted investor confidence. However, the U.K.’s historic referendum to leave the European Union, also known as the “Brexit”, global economic growth concerns and China’s slowing economy weighed on market sentiment. Despite periods of volatility, the broad U.S. stock market ended the six-month period higher, as measured by the S&P 500.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

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FRANKLIN FLEX CAP GROWTH VIP FUND

strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

For the six-months ended June 30, 2016, some sectors represented in the Fund’s portfolio contributed to absolute performance. Relative to the Russell 3000® Growth Index, stock selection and a slightly favorable overweighted position in energy aided the Fund’s performance. In energy, independent oil and gas company Cabot Oil & Gas performed well over the period due to its low-cost natural gas assets in the Marcellus Shale, which helped the company maintain a strong balance sheet amid lower natural gas prices. The company was also able to raise funds in early 2016, which helped fortify its balance sheet and future pipeline spending in 2017 and beyond. In our analysis, Cabot’s position at the low end of the natural gas cost curve has made it attractive to many investors who believe that the company could potentially weather lower natural gas prices for a longer time and still be able to generate profits at lower price levels, compared with its higher cost peers.

Other key notable contributors to the Fund’s relative performance included HD Supply Holdings, Equinix and Facebook. Shares of construction and industrial products distributor HD Supply Holdings increased during the period as strong U.S. commercial construction markets coupled with market share gains drove relatively high revenue growth. The company experienced a double-digit margin expansion due partly to management direction, debt refinancing and improved cash flows. Data center provider Equinix benefited from the rising adoption of cloud computing technology. The company also acquired data center and colocation center company TelecityGroup, which we believe could provide Equinix with a dominant position in the European market. Social media network Facebook delivered strong fourth quarter 2015 results that exceeded analysts’ expectations. Advertising revenue accelerated based on Facebook’s successful strategy for capitalizing on the consumer shift from personal computers to mobile devices, leading the company to generate a substantial portion of its revenue from mobile advertising. Additionally, the company benefited from a highly engaged user base with strong data, targeting and measurement capabilities, which prompted advertisers to continue to shift more of their budgets toward Facebook advertising.

Conversely, sectors that detracted from the Fund’s relative performance included an overweighted position in information technology (IT) and stock selection in the IT, financials and health care sectors.3 Within IT, network security solutions

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FRANKLIN FLEX CAP GROWTH VIP FUND

provider Palo Alto Networks and cloud-based solutions provider ServiceNow hurt the Fund’s performance. Palo Alto Networks experienced difficulties during the period when investors became concerned about slowing product growth. The company appeared to be more focused on selling subscriptions than comparables, which may be attributed to the competitive security space in 2015. ServiceNow struggled near the end of 2015 as the company attempted to reposition itself as a multi-product business. ServiceNow also experienced an elevated sales force turnover in 2015, which negatively impacted billings as the year progressed. We believe these challenges were temporary and that business conditions and management execution will begin to improve.

In the financials sector, the Fund’s positions in commercial bank Signature Bank and financial services provider and bank SVB Financial Group detracted from performance. Although banks were generally impacted by low U.S. interest rates, Signature Bank was relatively less sensitive than other banks during the period, but concerns surrounding slowing growth and the company’s losses in its taxi medallion portfolio weighed on the stock. Moreover, regulatory scrutiny of commercial real estate loans also negatively affected Signature Bank.

Within the health care sector, some holdings that hurt the Fund’s relative performance included biopharmaceutical company Celgene and pharmaceutical firm Allergan. Shares of Celgene declined during the period due primarily to the general decline of the health care sector. Additionally, fundamental catalysts further deterred the company’s performance. Allergan’s shares fell following the termination of its merger with Pfizer after the U.S. government issued new rules related to mergers that could result in the reduction of a company’s tax rate. The cancellation of this deal led to a sell-off in Allergan shares.

Thank you for your participation in Franklin Flex Cap Growth VIP Fund. We look forward to serving your future investment needs.

Top 10 Holdings
6/30/16
Company Sector/Industry	% of Total Net Assets
Facebook Inc. Software & Services	4.9%
Amazon.com Inc. Retailing	4.0%
Alphabet Inc. Software & Services	3.7%
MasterCard Inc. Software & Services	3.1%
Constellation Brands Inc. Food, Beverage & Tobacco	2.7%
Celgene Corp. Pharmaceuticals, Biotechnology & Life Sciences	2.7%
Fortune Brands Home & Security Inc. Capital Goods	2.5%
HD Supply Holdings Inc. Capital Goods	2.4%
Apple Inc. Technology Hardware & Equipment	2.3%
McKesson Corp. Health Care Equipment & Services	2.3%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. The IT sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The financials sector comprises banks, diversified financials and real estate in the SOI. The health care sector comprises health care equipment and services and pharmaceuticals, biotechnology and life sciences in the SOI.

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FRANKLIN FLEX CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000. If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Fund-Level Expenses Incurred During Period* 1/1/16–6/30/16
Actual	$1,000	$ 946.40	$4.65
Hypothetical (5% return before expenses)	$1,000	$1,020.09	$4.82

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.96%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Flex Cap Growth VIP Fund

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$7.09	$16.61	$18.11	$13.21	$12.09	$12.70

Income from investment operations[a]:

Net investment income (loss)[b]	(0.02)	(0.06)	(0.08)	(0.01)	0.01	(0.02)

Net realized and unrealized gains (losses)	(0.36)	1.00	1.09	4.95	1.11	(0.59)

Total from investment operations	(0.38)	0.94	1.01	4.94	1.12	(0.61)

Less distributions from:

Net investment income	—	—	—	(—)[c]	—	—

Net realized gains	(0.97)	(10.46)	(2.51)	(0.04)	—	—

Total distributions	(0.97)	(10.46)	(2.51)	(0.04)	—	—

Net asset value, end of period	$5.74	$7.09	$16.61	$18.11	$13.21	$12.09

Total return[d]	(5.36)%	4.37%	6.11%	37.48%	9.26%	(4.80)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.36%	1.33%	1.20%	1.18%	1.18%	1.16%

Expenses net of waiver and payments by affiliates	0.96%	0.96%	0.95%	0.93%	0.93%	0.93%

Net investment income (loss)	(0.50)%	(0.62)%	(0.46)%	(0.09)%	0.09%	(0.14)%

Supplemental data

Net assets, end of period (000’s)	$67,480	$82,901	$93,354	$169,123	$159,122	$188,527

Portfolio turnover rate	9.99%	88.15%	52.83%	52.15%	43.50%	63.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

FFC-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Flex Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$6.90	$16.44	$17.96	$13.12	$12.01	$12.63

Income from investment operations[a]:

Net investment income (loss)[b]	(0.02)	(0.07)	(0.10)	(0.03)	(—)[c]	(0.03)

Net realized and unrealized gains (losses)	(0.35)	0.99	1.09	4.91	1.11	(0.59)

Total from investment operations	(0.37)	0.92	0.99	4.88	1.11	(0.62)

Less distributions from net realized gains	(0.97)	(10.46)	(2.51)	(0.04)	—	—

Net asset value, end of period	$5.56	$6.90	$16.44	$17.96	$13.12	$12.01

Total return[d]	(5.37)%	4.32%	5.98%	37.28%	9.24%	(4.91)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.46%	1.43%	1.30%	1.28%	1.28%	1.26%

Expenses net of waiver and payments by affiliates	1.06%	1.06%	1.05%	1.03%	1.03%	1.03%

Net investment income (loss)	(0.60)%	(0.72)%	(0.56)%	(0.19)%	(0.01)%	(0.24)%

Supplemental data

Net assets, end of period (000’s)	$30,630	$34,479	$31,355	$251,339	$216,607	$270,598

Portfolio turnover rate	9.99%	88.15%	52.83%	52.15%	43.50%	63.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2016 (unaudited)

Franklin Flex Cap Growth VIP Fund
		Shares	Value
	Common Stocks 97.9%
	Automobiles & Components 0.6%
a	Tesla Motors Inc.	2,700	$573,156

	Banks 2.8%
a	Signature Bank	17,000	2,123,640
a	SVB Financial Group	7,000	666,120

			2,789,760

	Capital Goods 6.7%
	Fortune Brands Home & Security Inc.	42,000	2,434,740
a	HD Supply Holdings Inc.	67,500	2,350,350
	Honeywell International Inc.	7,500	872,400
	Roper Technologies Inc.	5,590	953,430

			6,610,920

	Commercial & Professional Services 1.7%
a	IHS Inc., A	9,500	1,098,295
a	Stericycle Inc.	5,500	572,660

			1,670,955

	Consumer Durables & Apparel 4.5%
	NIKE Inc., B	37,000	2,042,400
a	TRI Pointe Group Inc.	140,000	1,654,800
a	Under Armour Inc., A	9,500	381,235
a	Under Armour Inc., C	9,567	348,254

			4,426,689

	Consumer Services 2.0%
	Starbucks Corp.	35,000	1,999,200

	Diversified Financials 2.7%
a	Affiliated Managers Group Inc.	6,000	844,620
	Intercontinental Exchange Inc.	5,500	1,407,780
a	PRA Group Inc.	16,500	398,310

			2,650,710

	Energy 1.2%
	Cabot Oil & Gas Corp., A	45,000	1,158,300

	Food & Staples Retailing 1.1%
	CVS Health Corp.	11,000	1,053,140

	Food, Beverage & Tobacco 4.7%
	Constellation Brands Inc., A	16,000	2,646,400
a	Monster Beverage Corp.	12,000	1,928,520

			4,574,920

	Health Care Equipment & Services 7.0%
a	Cerner Corp.	13,500	791,100
a	DexCom Inc.	7,500	594,975
a	Edwards Lifesciences Corp.	13,000	1,296,490
a	Envision Healthcare Holdings Inc.	17,000	431,290
	McKesson Corp.	12,000	2,239,800
	Medtronic PLC	11,000	954,470
a	Nevro Corp.	7,000	516,320

			6,824,445

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Materials 1.6%
	Ecolab Inc.	13,500	$1,601,100

	Media 3.4%
a	Charter Communications Inc., A	3,616	826,762
a	Global Eagle Entertainment Inc.	35,000	232,400
a	IMAX Corp. (Canada)	15,500	456,940
	The Walt Disney Co.	18,500	1,809,670

			3,325,772

	Pharmaceuticals, Biotechnology & Life Sciences 7.3%
a	Allergan PLC	3,500	808,815
a	Biogen Inc.	4,000	967,280
	Bristol-Myers Squibb Co.	22,500	1,654,875
a	Celgene Corp.	26,500	2,613,695
a	Illumina Inc.	3,600	505,368
a	Regeneron Pharmaceuticals Inc.	1,250	436,538
a	Revance Therapeutics Inc.	11,000	149,600

			7,136,171

	Real Estate 2.8%
	American Tower Corp.	10,500	1,192,905
	Equinix Inc.	4,000	1,550,920

			2,743,825

	Retailing 7.3%
	Advance Auto Parts Inc.	4,500	727,335
a	Amazon.com Inc.	5,500	3,935,910
a	The Priceline Group Inc.	1,350	1,685,354
	Tractor Supply Co.	8,850	806,943

			7,155,542

	Semiconductors & Semiconductor Equipment 3.6%
a	Cavium Inc.	10,000	386,000
a	MACOM Technology Solutions Holdings Inc.	17,500	577,150
a	Nanometrics Inc.	17,490	363,617
a	NXP Semiconductors NV (Netherlands)	28,000	2,193,520

			3,520,287

	Software & Services 30.5%
a	Alphabet Inc., C	5,250	3,633,525
a	Cognizant Technology Solutions Corp., A	12,000	686,880
a	CoStar Group Inc.	5,000	1,093,300
a	Electronic Arts Inc.	8,000	606,080
a	Ellie Mae Inc.	6,500	595,725
a	Envestnet Inc.	9,446	314,646
a	EPAM Systems Inc.	12,000	771,720
a	Facebook Inc., A	42,000	4,799,760
a	FleetCor Technologies Inc.	10,500	1,502,865
	MasterCard Inc., A	35,000	3,082,100
	Microsoft Corp.	30,000	1,535,100
a	Mobileye NV (Israel)	15,000	692,100
a	Paylocity Holding Corp.	36,500	1,576,800
a	Salesforce.com Inc.	27,500	2,183,775

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Software & Services (continued)
a	ServiceNow Inc.	32,500	$2,158,000
a	Tyler Technologies Inc.	11,000	1,833,810
	Visa Inc., A	26,500	1,965,505
a	Zendesk Inc.	35,000	923,300

			29,954,991

	Technology Hardware & Equipment 6.0%
	Apple Inc.	23,500	2,246,600
	Harris Corp.	22,500	1,877,400
a	Palo Alto Networks Inc.	14,500	1,778,280

			5,902,280

	Transportation 0.4%
a	Spirit Airlines Inc.	7,770	348,640

	Total Common Stocks (Cost $61,669,363)		96,020,803

	Short Term Investments (Cost $1,348,380) 1.3%
	Money Market Funds 1.3%
a,b	Institutional Fiduciary Trust Money Market Portfolio	1,348,380	1,348,380

	Total Investments (Cost $63,017,743) 99.2%		97,369,183
	Other Assets, less Liabilities 0.8%		740,198

	Net Assets 100.0%		$98,109,381

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

FFC-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Franklin Flex Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$61,669,363
Cost - Non-controlled affiliates (Note 3e)	1,348,380

Total cost of investments	$63,017,743

Value - Unaffiliated issuers	$96,020,803
Value - Non-controlled affiliates (Note 3e)	1,348,380

Total value of investments	97,369,183
Receivables:
Investment securities sold	853,498
Capital shares sold	11,666
Dividends	28,939
Other assets	48

Total assets	98,263,334

Liabilities:
Payables:
Capital shares redeemed	14,481
Management fees	48,890
Distribution fees	46,494
Reports to shareholders	25,226
Professional fees	14,828
Accrued expenses and other liabilities	4,034

Total liabilities	153,953

Net assets, at value	$98,109,381

Net assets consist of:
Paid-in capital	$65,710,929
Undistributed net investment income (loss)	(265,702)
Net unrealized appreciation (depreciation)	34,351,440
Accumulated net realized gain (loss)	(1,687,286)

Net assets, at value	$98,109,381

Class 2:
Net assets, at value	$67,479,655

Shares outstanding	11,754,597

Net asset value and maximum offering price per share	$5.74

Class 4:
Net assets, at value	$30,629,726

Shares outstanding	5,511,310

Net asset value and maximum offering price per share	$5.56

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2016 (unaudited)

Franklin Flex Cap Growth VIP Fund
Investment income:
Dividends	$229,469

Expenses:
Management fees (Note 3a)	498,735
Distribution fees: (Note 3c)
Class 2	86,133
Class 4	54,129
Custodian fees (Note 4)	577
Reports to shareholders	31,437
Professional fees	17,934
Trustees’ fees and expenses	259
Other	2,675

Total expenses	691,879
Expenses waived/paid by affiliates (Note 3e and 3f)	(196,708)

Net expenses	495,171

Net investment income (loss)	(265,702)

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(1,160,179)
Net change in unrealized appreciation (depreciation) on investments	(4,993,014)

Net realized and unrealized gain (loss)	(6,153,193)

Net increase (decrease) in net assets resulting from operations	$(6,418,895)

FFC-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Flex Cap Growth VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(265,702)	$(797,786)
Net realized gain (loss)	(1,160,179)	14,700,445
Net change in unrealized appreciation (depreciation)	(4,993,014)	(9,006,175)

Net increase (decrease) in net assets resulting from operations	(6,418,895)	4,896,484

Distributions to shareholders from:
Net realized gains:
Class 2	(9,849,775)	(55,457,455)
Class 4	(4,640,994)	(20,021,151)

Total distributions to shareholders	(14,490,769)	(75,478,606)

Capital share transactions: (Note 2)
Class 2	(1,017,135)	41,392,972
Class 4	2,656,247	21,859,783

Total capital share transactions	1,639,112	63,252,755

Net increase (decrease) in net assets	(19,270,552)	(7,329,367)
Net assets:
Beginning of period	117,379,933	124,709,300

End of period	$98,109,381	$117,379,933

Undistributed net investment income (loss) included in net assets:
End of period	$(265,702)	$—

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Flex Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Flex Cap Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2016, 42.21% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country

FFC-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Semiannual Report	FFC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	536,194	$3,528,082	2,700,321	$22,329,959
Shares issued in reinvestment of distributions	1,710,030	9,849,775	7,659,869	55,457,455
Shares redeemed	(2,191,158)	(14,394,992)	(4,281,552)	(36,394,442)

Net increase (decrease)	55,066	$(1,017,135)	6,078,638	$41,392,972

Class 4 Shares:
Shares sold	392,833	$2,449,869	1,255,219	$10,687,379
Shares issued in reinvestment of distributions	831,719	4,640,994	2,839,880	20,021,151
Shares redeemed	(713,550)	(4,434,616)	(1,002,629)	(8,848,747)

Net increase (decrease)	511,002	$2,656,247	3,092,470	$21,859,783

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.850%	Over $250 million, up to and including $10 billion
0.800%	Over $10 billion, up to and including $12.5 billion
0.775%	Over $12.5 billion, up to and including $15 billion
0.750%	In excess of $15 billion

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.999% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

FFC-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	—	15,510,802	(14,162,422)	1,348,380	$1,348,380	$—	$—	—%	[a]

aRounds to less than 0.1%.

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class 2 and Class 4 of the Fund do not exceed 0.71%, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, there were no credits earned.

5. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$63,634,091

Unrealized appreciation	$35,844,032
Unrealized depreciation	(2,108,940)

Net unrealized appreciation (depreciation)	$33,735,092

Semiannual Report	FFC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

5. Income Taxes (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $10,097,996 and $23,199,511, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2016, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

FFC-18	Semiannual Report

Franklin Founding Funds Allocation VIP Fund

This semiannual report for Franklin Founding Funds Allocation VIP Fund covers the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 shares delivered a +2.31% total return* for the six-month period ended June 30, 2016.

*The Fund has an expense reduction contractually guaranteed through at least 4/30/17. Fund investment results reflect the expense reduction, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FFA-1

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Fund Goals and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests equal portions in Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund.

Fund Risks

All investments involve risks, including possible loss of principal. Because the Fund invests in underlying funds that may engage in a variety of investment strategies involving certain risks, the Fund may be subject to these same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bonds are affected by changes in interest rates and the creditworthiness of their issuers. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Higher yielding, lower rated corporate bonds entail a greater degree of credit risk compared to investment-grade securities. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Standard & Poor’s® 500 Index (S&P 500®) generated a +3.84% total return and the MSCI World Index produced a +1.02% total return for the same period.1

Economic and Market Overview

The global economy expanded during the six months under review. An improvement in commodity prices including a rally in crude oil prices, accommodative monetary policy from various global central banks, finalization of the new debt deal for Greece and encouraging Chinese trade data toward period-end boosted market sentiment. However, global equity market volatility increased after the U.S. Federal Reserve’s (Fed’s) June decision to keep its federal funds target range unchanged, while providing a cautious stance on further interest rate hikes. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (EU), also known as the “Brexit,” contributed to volatile global stock markets.

Oil prices fell at the beginning of the review period, largely due to strong global supply, but recovered in the period’s second half amid oilfield outages and continued demand growth. Meanwhile, commodity prices increased for most of the review period as oversupply for a host of commodities shrank and the market appeared to be on the path of rebalancing after hitting a glut-induced bottom earlier in the year. Gold prices continued to rise following the Brexit referendum as some investors turned to safe haven investing. The U.S. dollar generally depreciated against most currencies during the period, which increased returns of many foreign assets in U.S. dollar terms. In this environment, global developed market stocks overall, as measured by the MSCI World Index, rose slightly during the period.

The U.S. economy grew moderately, as measured by gross domestic product (GDP) in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and nonresidential fixed investment contributed to the moderation. The Fed maintained its target interest rate during the review period after raising it for the first time in nine years at its December meeting. The Fed kept its target rate unchanged in its June meeting mainly due to a substantial slowdown in job additions toward period-end. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

In Europe, slower U.K. economic growth continued in 2016’s first quarter as output slowed in construction, production and agriculture. Immediate effects of the Brexit materialized as U.K. stocks significantly declined and the pound sterling hit a three-decade low amid intensified selling. Credit rating agencies Standard & Poor’s and Fitch also downgraded the U.K.’s credit rating. In the eurozone, despite investors’ concerns about banking sector weakness, low corporate earnings and post-Brexit political repercussions, some regions benefited due to rising consumer spending resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone’s annual inflation rate remained in negative territory for most of the review period; however, it rose marginally above zero in June.

Japan’s economy posted mixed results, contracting in 2015’s fourth quarter stemming from declining private and household consumption. However, the economy expanded during 2016’s first quarter as private consumption increased and business investment decreased less than initially believed. The Bank of

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FFA-2	Semiannual Report

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Japan (BOJ) took several actions during the review period. In January, to boost lending and support inflation, the BOJ introduced a negative interest rate on excess reserves held at the central bank by financial institutions. In April, the BOJ further reduced its GDP and inflation forecasts for fiscal year 2016, and decided against additional quantitative easing measures. However, after the U.K.’s vote in June to leave the EU, the BOJ hinted at carrying out flexible open market operations to stabilize its financial markets.

In emerging markets, economic growth generally moderated during the review period. Brazil’s economy witnessed its longest recession since the 1930s amid political and economic turmoil, while Russia’s economy continued to contract. The Bank of Russia reduced its key interest rate in an attempt to revive its economy. China’s economic growth slowed marginally in 2016’s first quarter compared to the previous quarter, but remained largely in line with the government’s target. The People’s Bank of China cut its cash reserve requirement ratio for the country’s banks and effectively devalued the renminbi against the U.S. dollar to the lowest level in more than five years. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period.2

Investment Strategy

The Fund normally invests its assets in an equally weighted combination of Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund. These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund’s allocations seeking to maintain equal weightings of approximately 33 1⁄3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

*The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

During the six months under review, Franklin Income VIP Fund – Class 1 and Franklin Mutual Shares VIP Fund – Class 1 outperformed the S&P 500. Templeton Growth VIP Fund – Class 1 underperformed the MSCI World Index.

Thank you for your participation in Franklin Founding Funds Allocation VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

2. Please see Index Descriptions following the Fund Summaries.

Semiannual Report	FFA-3

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/15–6/30/16	Expenses Paid During Period** 1/1/15–6/30/16
Actual	$1,000	$1,023.10	$1.76	$5.08
Hypothetical (5% return before expenses)	$1,000	$1,023.07	$1.76	$5.07

*Expenses are calculated using the most recent six-month annualized expense ratio excluding expenses of the underlying funds, net of expense waivers, for the Fund’s Class 2 shares (0.35%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

**Expenses are calculated using the most recent six-month annualized expense ratio including expenses of the underlying funds, net of expense waivers, for the Fund’s Class 2 shares (1.01%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

FFA-4	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Founding Funds Allocation VIP Fund

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$6.80	$7.47	$7.47	$8.55	$7.63	$7.73

Income from investment operations[a]:

Net investment income[b,c]	0.16	0.26	0.22	0.30	0.26	0.25

Net realized and unrealized gains (losses)	(0.01)	(0.68)	0.02	1.42	0.90	(0.35)

Total from investment operations	0.15	(0.42)	0.24	1.72	1.16	(0.10)

Less distributions from:

Net investment income	(0.29)	(0.24)	(0.23)	(1.15)	(0.24)	(—)[d]

Net realized gains	(0.23)	(0.01)	(0.01)	(1.65)	—	—

Total distributions	(0.52)	(0.25)	(0.24)	(2.80)	(0.24)	(—)[d]

Net asset value, end of period	$6.43	$6.80	$7.47	$7.47	$8.55	$7.63

Total return[e]	2.29%	(5.93)%	3.05%	24.14%	15.56%	(1.28)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates[g]	0.12%	0.11%	0.11%	0.11%	0.11%	0.11%

Expenses net of waiver and payments by affiliates[g]	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income[c]	4.90%	3.51%	2.88%	3.67%	4.06%	3.44%

Supplemental data

Net assets, end of period (000’s)	$1,035	$1,083	$1,114	$952	$767	$470

Portfolio turnover rate	0.10%	0.26%	4.80%	3.91%	28.46% [h]	58.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the period ended June 30, 2016.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$6.75	$7.42	$7.42	$8.51	$7.59	$7.71

Income from investment operations[a]:

Net investment income[b,c]	0.15	0.24	0.20	0.27	0.25	0.23

Net realized and unrealized gains (losses)	(—)[d]	(0.68)	0.02	1.42	0.89	(0.35)

Total from investment operations	0.15	(0.44)	0.22	1.69	1.14	(0.12)

Less distributions from:

Net investment income	(0.27)	(0.22)	(0.21)	(1.13)	(0.22)	(—)[d]

Net realized gains	(0.23)	(0.01)	(0.01)	(1.65)	—	—

Total distributions	(0.50)	(0.23)	(0.22)	(2.78)	(0.22)	(—)[d]

Net asset value, end of period	$6.40	$6.75	$7.42	$7.42	$8.51	$7.59

Total return[e]	2.31%	(6.21)%	2.85%	23.77%	15.33%	(1.54)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates[g]	0.37%	0.36%	0.36%	0.36%	0.36%	0.36%

Expenses net of waiver and payments by affiliates[g]	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income[c]	4.65%	3.26%	2.63%	3.42%	3.81%	3.19%

Supplemental data

Net assets, end of period (000’s)	$462,197	$480,715	$557,704	$547,506	$472,686	$448,101

Portfolio turnover rate	0.10%	0.26%	4.80%	3.91%	28.46% [h]	58.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the period ended June 30, 2016.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FFA-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$6.87	$7.54	$7.54	$8.49	$7.58	$7.71

Income from investment operations[a]:

Net investment income[b,c]	0.15	0.23	0.20	0.26	0.30	0.24

Net realized and unrealized gains (losses)	(0.01)	(0.68)	0.02	1.43	0.83	(0.37)

Total from investment operations	0.14	(0.45)	0.22	1.69	1.13	(0.13)

Less distributions from:

Net investment income	(0.26)	(0.21)	(0.21)	(0.99)	(0.22)	(—)[d]

Net realized gains	(0.23)	(0.01)	(0.01)	(1.65)	—	—

Total distributions	(0.49)	(0.22)	(0.22)	(2.64)	(0.22)	(—)[d]

Net asset value, end of period	$6.52	$6.87	$7.54	$7.54	$8.49	$7.58

Total return[e]	2.11%	(6.24)%	2.75%	23.68%	15.17%	(1.67)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates[g]	0.47%	0.46%	0.46%	0.46%	0.46%	0.46%

Expenses net of waiver and payments by affiliates[g]	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income[c]	4.55%	3.16%	2.53%	3.32%	3.71%	3.09%

Supplemental data

Net assets, end of period (000’s)	$518,950	$550,825	$702,324	$676,781	$493,813	$2,860,928

Portfolio turnover rate	0.10%	0.26%	4.80%	3.91%	28.46% [h]	58.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the period ended June 30, 2016.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2016 (unaudited)

Franklin Founding Funds Allocation VIP Fund
	Shares	Value
Investments in Underlying Funds[a]
Domestic Equity 33.7%
Franklin Mutual Shares VIP Fund, Class 1	16,253,153	$330,914,202

Domestic Hybrid 33.4%
Franklin Income VIP Fund, Class 1	22,323,253	328,151,825

Foreign Equity 32.1%
Templeton Growth VIP Fund, Class 1	25,696,831	315,557,091

Total Investments in Underlying Funds (Cost $784,229,704) 99.2%		974,623,118
Other Assets, less Liabilities 0.8%		7,558,183

Net Assets 100.0%		$982,181,301

aSee Note 3(d) regarding investments in Underlying Funds.

FFA-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Franklin Founding Funds Allocation VIP Fund
Assets:
Investments in Securities:
Cost – Non-controlled affiliates (Note 3d)	$784,229,704

Value – Non-controlled affiliates (Note 3d)	$974,623,118
Cash	4,176,196
Receivables:
Investment securities sold	5,000,000
Capital shares sold	134,283
Other assets	451

Total assets	983,934,048

Liabilities:
Payables:
Capital shares redeemed	1,106,038
Administrative fees	68,260
Distribution fees	498,299
Accrued expenses and other liabilities	80,150

Total liabilities	1,752,747

Net assets, at value	$982,181,301

Net assets consist of:
Paid-in capital	$810,321,282
Undistributed net investment income	20,620,378
Net unrealized appreciation (depreciation)	190,393,414
Accumulated net realized gain (loss)	(39,153,773)

Net assets, at value	$982,181,301

Class 1:
Net assets, at value	$1,035,040

Shares outstanding	160,873

Net asset value and maximum offering price per share	$6.43

Class 2:
Net assets, at value	$462,196,500

Shares outstanding	72,251,827

Net asset value and maximum offering price per share	$6.40

Class 4:
Net assets, at value	$518,949,761

Shares outstanding	79,613,340

Net asset value and maximum offering price per share	$6.52

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2016 (unaudited)

Franklin Founding Funds Allocation VIP Fund
Investment income:
Dividends from Non-controlled affiliates (Note 3d)	$24,362,675

Expenses:
Administrative fees (Note 3a)	486,881
Distribution fees: (Note 3b)
Class 2	570,343
Class 4	903,913
Reports to shareholders	47,234
Professional fees	16,921
Trustees’ fees and expenses	2,614
Other	7,077

Total expenses	2,034,983
Expenses waived/paid by affiliates (Note 3e)	(73,848)

Net expenses	1,961,135

Net investment income	22,401,540

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Sale of investments in Non-controlled affiliates (Note 3d)	574,880
Realized gain distribution by Non-controlled affiliates (Note 3d)	12,581,004

Net realized gain (loss)	13,155,884

Net change in unrealized appreciation (depreciation) on investments	(16,032,961)

Net realized and unrealized gain (loss)	(2,877,077)

Net increase (decrease) in net assets resulting from operations	$19,524,463

FFA-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Founding Funds Allocation VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$22,401,540	$37,413,879
Net realized gain (loss)	13,155,884	35,400,605
Net change in unrealized appreciation (depreciation)	(16,032,961)	(142,745,103)

Net increase (decrease) in net assets resulting from operations	19,524,463	(69,930,619)

Distributions to shareholders from:
Net investment income:
Class 1	(42,945)	(36,795)
Class 2	(18,199,649)	(15,525,526)
Class 4	(19,362,702)	(17,645,320)
Net realized gains:
Class 1	(33,890)	(1,845)
Class 2	(15,405,932)	(848,940)
Class 4	(17,041,268)	(1,013,211)

Total distributions to shareholders	(70,086,386)	(35,071,637)

Capital share transactions: (Note 2)
Class 1	5,200	76,918
Class 2	5,604,467	(28,851,107)
Class 4	(5,489,399)	(94,741,812)

Total capital share transactions	120,268	(123,516,001)

Net increase (decrease) in net assets	(50,441,655)	(228,518,257)
Net assets:
Beginning of period	1,032,622,956	1,261,141,213

End of period	$982,181,301	$1,032,622,956

Undistributed net investment income included in net assets:
End of period	$20,620,378	$35,824,134

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Founding Funds Allocation VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Founding Funds Allocation VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund invests primarily in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s Public Reference Room in Washington, D.C. The Underlying Funds’ shareholder reports are not covered by this report.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Investments in the Underlying Funds are valued at their closing NAV each trading day.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different

FFA-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Founding Funds Allocation VIP Fund (continued)

proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	12,476	$83,200	19,319	$143,699
Shares issued in reinvestment of distributions	12,138	76,835	5,229	38,640
Shares redeemed	(22,971)	(154,835)	(14,405)	(105,421)

Net increase (decrease)	1,643	$5,200	10,143	$76,918

Class 2 Shares:
Shares sold	3,111,474	$21,036,796	6,246,409	$45,291,801
Shares issued in reinvestment of distributions	5,334,219	33,605,581	2,227,819	16,374,466
Shares redeemed	(7,372,913)	(49,037,910)	(12,470,063)	(90,517,374)

Net increase (decrease)	1,072,780	$5,604,467	(3,995,835)	$(28,851,107)

Class 4 Shares:
Shares sold	771,190	$5,227,115	2,856,721	$21,294,894
Shares issued in reinvestment of distributions	5,670,400	36,403,970	2,494,456	18,658,531
Shares redeemed	(7,059,820)	(47,120,484)	(18,324,962)	(134,695,237)

Net increase (decrease)	(618,230)	$(5,489,399)	(12,973,785)	$(94,741,812)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	FFA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentage of the Fund’s investments in the Underlying Funds.

b. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

d. Investments in Underlying Funds

The Fund invests in Underlying Funds which are managed by Franklin Advisers, Inc. (Advisers), an affiliate of FT Services. The Fund does not invest in Underlying Funds for the purpose of exercising a controlling influence over the management or policies.

Investments in Underlying Funds for the period ended June 30, 2016, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Underlying Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Franklin Income VIP Fund, Class 1	23,343,030	1,232,945	(2,252,722)	22,323,253	$328,151,825	$16,820,344	$(2,422,697)	5.4%
Franklin Mutual Shares VIP Fund, Class 1	17,510,038	—	(1,256,885)	16,253,153	330,914,202	—	(140,318)	7.8%
Templeton Growth VIP Fund, Class 1	25,118,084	1,645,407	(1,066,660)	25,696,831	315,557,091	7,542,331	15,718,899 [a]	23.9%

Total					$974,623,118	$24,362,675	$13,155,884

aIncludes realized gain distributions received.

e. Waiver and Expense Reimbursements

FT Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.10%, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, there were no credits earned.

FFA-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

5. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$836,104,895

Unrealized appreciation	$190,393,414
Unrealized depreciation	(51,875,191)

Net unrealized appreciation (depreciation)	$138,518,223

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of Underlying Funds (excluding short term securities) for the period ended June 30, 2016, aggregated $1,000,000 and $70,798,834, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2016, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Founding Funds Allocation VIP Fund

During the fiscal year ended December 31, 2015, the Fund, a qualified fund of funds under Section 852(g)(2) of Internal Revenue Code (Code), received an allocation of foreign taxes paid from one or more of its underlying funds. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid by underlying funds, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on June 14, 2016, to treat their proportionate share of foreign taxes paid by the underlying funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0039	$0.0675
Class 2	$0.0039	$0.0675
Class 4	$0.0039	$0.0675

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

FFA-16	Semiannual Report

Franklin Global Real Estate VIP Fund

This semiannual report for Franklin Global Real Estate VIP Fund covers the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 shares delivered a +6.93% total return* for the six-month period ended June 30, 2016.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN GLOBAL REAL ESTATE VIP FUND

Fund Goal and Main Investments

The Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

What is a REIT?

A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. Equity REITs generally receive income from rents received, are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the FTSE EPRA/NAREIT Developed Index had a +9.38% total return for the same period.1

Economic and Market Overview

The global economy expanded during the six months under review. An improvement in commodity prices including a rally in crude oil prices, accommodative monetary policy from various global central banks, finalization of the new debt deal for Greece and encouraging Chinese trade data toward period-end boosted market sentiment. However, global equity market volatility increased after the U.S. Federal Reserve’s (Fed’s) June decision to keep its federal funds target range unchanged, while providing a cautious stance on further interest rate hikes. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (EU), also known as the “Brexit,” contributed to volatile global stock markets.

Oil prices fell at the beginning of the review period, largely due to strong global supply, but recovered in the period’s second half amid oilfield outages and continued demand growth. Meanwhile, commodity prices increased for most of the review period as oversupply for a host of commodities shrank and the

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN GLOBAL REAL ESTATE VIP FUND

market appeared to be on the path of rebalancing after hitting a glut-induced bottom earlier in the year. Gold prices continued to rise following the Brexit referendum as some investors turned to safe haven investing. The U.S. dollar generally depreciated against most currencies during the period, which increased returns of many foreign assets in U.S. dollar terms. In this environment, global developed market stocks overall, as measured by the MSCI World Index, rose slightly during the period.2

The U.S. economy grew moderately, as measured by gross domestic product (GDP) in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and nonresidential fixed investment contributed to the moderation. The Fed maintained its target interest rate during the review period after raising it for the first time in nine years at its December meeting. The Fed kept its target rate unchanged in its June meeting mainly due to a substantial slowdown in job additions toward period-end. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

In Europe, slower U.K. economic growth continued in 2016’s first quarter as output slowed in construction, production and agriculture. Immediate effects of the Brexit materialized as U.K. stocks significantly declined and the pound sterling hit a three-decade low amid intensified selling. Credit rating agencies Standard & Poor’s and Fitch also downgraded the U.K.’s credit rating. In the eurozone, despite investors’ concerns about banking sector weakness, low corporate earnings and post-Brexit political repercussions, some regions benefited due to rising consumer spending resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone’s annual inflation rate remained in negative territory for most of the review period; however, it rose marginally above zero in June.

Japan’s economy posted mixed results, contracting in 2015’s fourth quarter stemming from declining private and household consumption. However, the economy expanded during 2016’s first quarter as private consumption increased and business investment decreased less than initially believed. The Bank of Japan (BOJ) took several actions during the review period. In January, to boost lending and support inflation, the BOJ introduced a negative interest rate on excess reserves held at the central bank by financial institutions. In April, the BOJ further reduced its GDP and inflation forecasts for fiscal year 2016, and decided against additional quantitative easing measures. However, after the U.K.’s vote in June to leave the EU, the BOJ

Top 10 Countries
6/30/16
% of Total Net Assets
U.S.	55.9%
Japan	11.1%
Hong Kong	6.5%
Australia	6.3%
U.K.	4.5%
France	4.1%
Germany	3.1%
Canada	1.9%
Singapore	1.9%
Sweden	1.6%

hinted at carrying out flexible open market operations to stabilize its financial markets.

In emerging markets, economic growth generally moderated during the review period. Brazil’s economy witnessed its longest recession since the 1930s amid political and economic turmoil, while Russia’s economy continued to contract. The Bank of Russia reduced its key interest rate in an attempt to revive its economy. China’s economic growth slowed marginally in 2016’s first quarter compared to the previous quarter, but remained largely in line with the government’s target. The People’s Bank of China cut its cash reserve requirement ratio for the country’s banks and effectively devalued the renminbi against the U.S. dollar to the lowest level in more than five years. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period.2

Global Real Estate Market Overview

According to the FTSE EPRA/NAREIT Developed Index, in U.S. dollar terms, Canada outpaced the index and led global real estate markets. Australia, New Zealand and Germany also posted solid results. In contrast, some markets represented in the index lost value, including the U.K., Italy, the Guernsey Islands and Spain. At period-end, the U.S. was the index’s largest country weighting.

Investment Strategy

We seek to limit price volatility by investing across markets and property types and seek to provide a consistently high level of income in our pursuit of high total return. When selecting investments for the Fund’s portfolio, we apply a “bottom-up”

2. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN GLOBAL REAL ESTATE VIP FUND

stock selection process that incorporates macro-level views in the evaluation process. Our portfolio construction process combines bottom-up analysis of individual stock and real estate market fundamentals and top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s performance relative to the FTSE EPRA/NAREIT Developed Index included an overweighting in the specialty sector, with holdings such as U.S.-based data center company CoreSite.3 Shares of CoreSite rose during the period, and significantly outperformed the specialty sector and the benchmark. The company reported strong financial results in its first quarter report with strong gains during the trailing one-year period. Investors also seemed encouraged by leasing demand for its new data centers as well as the company’s conservative debt level. An underweighting in the diversified sector also boosted results.4 We bought German residential property operator ADO Properties at the initial public offering, after we found the company attractive in relation to net asset value, asset quality and location in comparison to the German residential peer group. ADO Properties performed well in our internal analysis and based on analysts’ anticipation of potential further yield compression in German residential valuations, as indicated by transactions in the market. The company outperformed its peer group operationally, with stronger-than-average rental growth and projected 5% growth for the full year 2016. The projected growth seemed low to us after ADO Properties achieved 5.9% in the first quarter of 2016. Within the shopping center sector, the Fund’s investment in U.S.-based shopping center operator Regency Centers also supported returns.5 The stock generated solid returns during the reporting period that were well above the average for U.S. retail REITs and also outperformed the benchmark. Regency’s financial results for the first quarter of 2016 were positive, in our view, as operating profit grew faster than average among shopping center REITs. The company’s management team also raised the earnings guidance for the full year 2016.

In contrast, key detractors from the Fund’s relative performance included stock selection in the office space sector.6 Shares of

U.K.-based office REIT Derwent London lagged the overall property benchmark over the reporting period along with other U.K. property stocks after Britain unexpectedly voted to leave the European Union. This development unraveled amid political turmoil and effectively caused the British pound to decline versus the U.S. dollar during the period. Fundamentally, Derwent has been showing healthy demand, strong rental growth and low vacancy in the West End and fringes of London City. The company traded at what we considered an attractive discount, with a very conservative balance sheet. In our opinion, Derwent has one of the best management teams in the European property sector, and we believed the shares were oversold. The Fund’s positioning in the retail property sector also weighed on results.7 Shares of U.K.-based Land Securities Group also sold off over the reporting period due to the unexpected Brexit vote and its negative effect on the value of the British pound. The company traded at what we considered an attractive discount, much lower than its 10-year historical average. Land Securities

Top 10 Holdings
6/30/16
Company Sector/Industry, Country	% of Total Net Assets
Simon Property Group Inc. Retail REITs, U.S.	5.8%
Unibail-Rodamco SE Retail REITs, France	2.7%
Mitsui Fudosan Co. Ltd. Diversified Real Estate Activities, Japan	2.5%
Public Storage Specialized REITs, U.S.	2.4%
Ventas Inc. Health Care REITs, U.S.	2.2%
Prologis Inc. Industrial REITs, U.S.	2.2%
Boston Properties Inc. Office REITs, U.S.	2.1%
Welltower Inc. Health Care REITs, U.S.	2.1%
Mitsubishi Estate Co. Ltd. Diversified Real Estate Activities, Japan	2.0%
Scentre Group Retail REITs, Australia	2.0%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

3. Specialty holdings are in office REITs and specialized REITs in the SOI.

4. Diversified holdings are in diversified real estate activities, diversified real estate activities, diversified REITs, real estate development and real estate operating companies and residential REITs in the SOI.

5. Shopping center holdings are in diversified REITs, residential REITs and retail REITs in the SOI.

6. Office space holdings are in office REITs and real estate operating companies in the SOI.

7. Retail property holdings are in diversified REITs, real estate operating companies and retail REITs in the SOI.

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FRANKLIN GLOBAL REAL ESTATE VIP FUND

had a conservative balance sheet featuring strong loan-to-value metrics with limited development risk that, along with a strong management team, made the company, in our opinion, well positioned to acquire assets if distressed properties became available in the U.K. Within the apartments sector, our overweighted position in Essex Property Trust, a West Coast apartment company, detracted from performance during the reporting period.8 Shares of Essex declined and underperformed the apartment sector which also underperformed the global benchmark. The company reported strong financial results in its first quarter report, but investors had growing concerns about decelerating rent growth rates, particularly in the San Francisco Bay Area, where supply also increased in some submarkets.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2016, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s significant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your participation in Franklin Global Real Estate VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8. Apartment holdings are in real estate operating companies, residential REITs and retail REITs in the SOI.

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FRANKLIN GLOBAL REAL ESTATE VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Fund-Level Expenses Incurred During Period* 1/1/16–6/30/16
Actual	$1,000	$1,069.30	$7.05
Hypothetical (5% return before expenses)	$1,000	$1,018.05	$6.87

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.37%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

FGR-6	Semiannual Report

SUPPLEMENT DATED JULY 18, 2016

TO THE PROSPECTUSES DATED MAY 1, 2016

OF

FRANKLIN GLOBAL REAL ESTATE VIP FUND

FRANKLIN SMALL CAP VALUE VIP FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The prospectus of Franklin Small Cap Value VIP Fund is amended as follows:

I.  The first paragraph under the “FUND SUMMARIES” – “Principal Investment Strategies” section, on page FSV-S1, is replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) under $3.5 billion at the time of purchase. Effective September 30, 2016, the definition of small-cap companies will be revised to read as follows: Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of May 31, 2016, the highest market capitalization in the Russell 2000 Index was $5.96 billion.

II.  The “Performance” section, on page FSV-S3, is revised to add the following:

	1 Year	5 Years	10 Years

Russell 2000 Value Index (index reflects no deduction for fees, expenses or taxes) [1]	-7.47%	7.67%	5.58%

1.	Performance figures as of December 31, 2015. The Russell 2000 Value Index is replacing the Russell 2500 Value Index as the Fund’s benchmark. The investment manager believes the composition of the Russell 2000 Value Index more accurately reflects the Fund’s holdings.

No one index is representative of the Fund’s portfolio.

III.  Effective September 30, 2016, the first paragraph under the “FUND DETAILS” – “Principal Investment Policies and Practices” section on page FSV D-1 is replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) under $3.5 billion at the time of purchase. Effective September 30, 2016, the definition of small-cap companies will be revised to read as follows: Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market

FGR-7

capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of May 31, 2016, the highest market capitalization in the Russell 2000 Index was $5.96 billion.

The prospectus of Franklin Global Real Estate VIP Fund is amended as follows:

The “FUND DETAILS” – “Management” section, on page FGR D-6, is revised to show the address of Franklin Templeton Institutional, LLC (FT Institutional) as 280 Park Avenue, New York, NY 10017.

Please keep this supplement with your prospectuses for future reference.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Global Real Estate VIP Fund

	Six Months Ended June 30, 2016 (unaudited)		Year Ended December 31,
			2015	2014		2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.93		$16.36	$14.29		$14.66	$11.47	$13.12

Income from investment operations[a]:

Net investment income[b]	0.16		0.24	0.26		0.24	0.25	0.21

Net realized and unrealized gains (losses)	0.96		(0.12)	1.92		0.13	2.94	(0.83)

Total from investment operations	1.12		0.12	2.18		0.37	3.19	(0.62)

Less distributions from net investment income and net foreign currency gains	(0.24)		(0.55)	(0.11)		(0.74)	—	(1.03)

Net asset value, end of period	$16.81		$15.93	$16.36		$14.29	$14.66	$11.47

Total return[c]	7.05%		0.83%	15.27%		2.61%	27.81%	(5.45)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.12%		1.11%	1.10%		1.10%	1.11%	1.12%

Expenses net of waiver and payments by affiliates	1.12%	[e]	1.11%	1.10%	[f]	1.10%	1.07%	0.98%

Net investment income	1.99%		1.49%	1.66%		1.62%	1.92%	1.64%

Supplemental data

Net assets, end of period (000’s)	$31,716		$32,161	$35,686		$34,276	$38,329	$33,670

Portfolio turnover rate	13.82%		23.35%	16.67%		21.29%	22.29%	28.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGR-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Global Real Estate VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)		Year Ended December 31,
			2015	2014		2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.52		$15.95	$13.93		$14.27	$11.20	$12.83

Income from investment operations[a]:

Net investment income[b]	0.13		0.20	0.21		0.20	0.21	0.17

Net realized and unrealized gains (losses)	0.94		(0.12)	1.88		0.13	2.86	(0.81)

Total from investment operations	1.07		0.08	2.09		0.33	3.07	(0.64)

Less distributions from net investment income and net foreign currency gains	(0.19)		(0.51)	(0.07)		(0.67)	—	(0.99)

Net asset value, end of period	$16.40		$15.52	$15.95		$13.93	$14.27	$11.20

Total return[c]	6.93%		0.57%	15.01%		2.32%	27.41%	(5.65)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.37%		1.36%	1.35%		1.35%	1.36%	1.37%

Expenses net of waiver and payments by affiliates	1.37%	[e]	1.36%	1.35%	[f]	1.35%	1.32%	1.23%

Net investment income	1.74%		1.24%	1.41%		1.37%	1.67%	1.39%

Supplemental data

Net assets, end of period (000’s)	$284,040		$287,473	$333,554		$328,825	$344,044	$292,356

Portfolio turnover rate	13.82%		23.35%	16.67%		21.29%	22.29%	28.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

FGR-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2016 (unaudited)

Franklin Global Real Estate VIP Fund
		Country	Shares	Value
	Common Stocks 99.3%
	Diversified Real Estate Activities 8.7%
	CapitaLand Ltd.	Singapore	1,311,462	$2,989,337
	City Developments Ltd.	Singapore	204,100	1,233,526
	Mitsubishi Estate Co. Ltd.	Japan	348,360	6,317,872
	Mitsui Fudosan Co. Ltd.	Japan	355,857	8,033,702
	New World Development Co. Ltd.	Hong Kong	2,558,000	2,591,482
	Sun Hung Kai Properties Ltd.	Hong Kong	291,533	3,494,586
	Tokyo Tatemono Co. Ltd.	Japan	158,207	1,871,982
	The Wharf Holdings Ltd.	Hong Kong	180,906	1,093,581

				27,626,068

	Diversified REITs 4.9%
	Activia Properties Inc.	Japan	309	1,627,654
a	Activia Properties Inc., 144A	Japan	98	516,214
	Hulic REIT Inc.	Japan	922	1,676,607
	Kenedix Office Investment Corp.	Japan	458	2,718,509
	Land Securities Group PLC	United Kingdom	262,881	3,641,960
	Spirit Realty Capital Inc.	United States	181,300	2,315,201
	United Urban Investment Corp.	Japan	885	1,586,188
	VEREIT Inc.	United States	127,900	1,296,906

				15,379,239

	Health Care REITs 6.6%
	HCP Inc.	United States	79,241	2,803,547
	OMEGA Healthcare Investors Inc.	United States	68,300	2,318,785
	Physicians Realty Trust	United States	90,200	1,895,102
	Ventas Inc.	United States	97,287	7,084,439
	Welltower Inc.	United States	87,164	6,639,282

				20,741,155

	Homebuilding 0.3%
	D.R. Horton Inc.	United States	32,680	1,028,766

	Hotel & Resort REITs 2.5%
	Hoshino Resorts REIT Inc.	Japan	104	1,302,077
	Host Hotels & Resorts Inc.	United States	204,467	3,314,410
	Summit Hotel Properties Inc.	United States	141,600	1,874,784
	Sunstone Hotel Investors Inc.	United States	125,112	1,510,102

				8,001,373

	Hotels, Resorts & Cruise Lines 0.6%
	Hilton Worldwide Holdings Inc.	United States	32,390	729,747
	Melia Hotels International SA	Spain	97,629	1,047,331

				1,777,078

	Industrial REITs 6.7%
	Duke Realty Corp.	United States	147,800	3,940,348
	First Industrial Realty Trust Inc.	United States	98,200	2,731,924
	Goodman Group	Australia	534,838	2,836,432
	Mapletree Logistics Trust	Singapore	1,508,730	1,120,192
	Nippon Prologis REIT Inc.	Japan	955	2,321,036
b	PLA Administradora Industrial S de RL de CV	Mexico	501,100	852,807
a,b	PLA Administradora Industrial S de RL de CV, 144A	Mexico	303,870	517,147
	Prologis Inc.	United States	138,564	6,795,178

				21,115,064

Semiannual Report	FGR-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Office REITs 11.7%
	Alexandria Real Estate Equities Inc.	United States	36,107	$3,737,797
	Boston Properties Inc.	United States	50,880	6,711,072
	Daiwa Office Investment Corp.	Japan	67	395,091
a	Daiwa Office Investment Corp., 144A	Japan	172	1,014,263
	Derwent London PLC	United Kingdom	60,999	2,125,311
	Dexus Property Group	Australia	343,335	2,309,964
	Great Portland Estates PLC	United Kingdom	251,726	2,102,856
	Highwoods Properties Inc.	United States	61,917	3,269,218
	Japan Real Estate Investment Corp.	Japan	478	2,934,418
	Kilroy Realty Corp.	United States	43,618	2,891,437
	Mack-Cali Realty Corp.	United States	87,500	2,362,500
	SL Green Realty Corp.	United States	19,193	2,043,479
	Vornado Realty Trust	United States	49,368	4,942,724

				36,840,130

	Real Estate Development 2.9%
	Cheung Kong Property Holdings Ltd.	Hong Kong	758,500	4,741,572
	China Overseas Land & Investment Ltd.	China	428,657	1,353,633
	China Resources Land Ltd.	China	456,000	1,063,821
	Sino Land Co. Ltd.	Hong Kong	1,194,288	1,948,803

				9,107,829

	Real Estate Operating Companies 7.0%
	ADO Properties SA	Germany	21,040	807,325
a	ADO Properties SA, 144A	Germany	40,981	1,572,481
	Deutsche Euroshop AG	Germany	33,797	1,541,596
a	Deutsche Euroshop AG, 144A	Germany	6,999	319,248
	Fabege AB	Sweden	75,020	1,266,609
c	First Capital Realty Inc.	Canada	89,600	1,536,674
	Global Logistic Properties Ltd.	Singapore	522,070	699,659
	Hemfosa Fastigheter AB	Sweden	157,732	1,613,145
b	Hispania Activos Inmobiliarios SOCIMI SA	Spain	81,971	955,329
	Hongkong Land Holdings Ltd.	Hong Kong	193,143	1,176,241
	Hufvudstaden AB, A	Sweden	135,616	2,118,123
	Hysan Development Co. Ltd.	Hong Kong	431,347	1,912,539
	Unite Group PLC	United Kingdom	151,949	1,256,174
	Vonovia SE	Germany	150,503	5,470,914

				22,246,057

	Residential REITs 10.0%
	Apartment Investment & Management Co., A	United States	80,005	3,533,021
	AvalonBay Communities Inc.	United States	25,567	4,612,031
	Canadian Apartment Properties REIT	Canada	103,700	2,661,320
	Education Realty Trust Inc.	United States	51,500	2,376,210
	Equity Lifestyle Properties Inc.	United States	50,200	4,018,510
	Equity Residential	United States	64,428	4,437,801
	Essex Property Trust Inc.	United States	6,405	1,460,916
	Invincible Investment Corp.	Japan	4,399	2,760,157
	Post Properties Inc.	United States	33,000	2,014,650
	UDR Inc.	United States	103,531	3,822,365

				31,696,981

FGR-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Retail REITs 29.1%
	British Land Co. PLC	United Kingdom	303,431	$2,455,891
	Equity One Inc.	United States	77,300	2,487,514
	Eurocommercial Properties NV, IDR	Netherlands	39,855	1,700,915
	Federal Realty Investment Trust	United States	21,009	3,478,040
	General Growth Properties Inc.	United States	92,917	2,770,785
	Hammerson PLC	United Kingdom	350,553	2,514,759
	Kimco Realty Corp.	United States	147,369	4,624,439
	Klepierre	France	100,200	4,431,997
	Link REIT	Hong Kong	521,288	3,547,617
	The Macerich Co.	United States	16,464	1,405,861
	National Retail Properties Inc.	United States	65,000	3,361,800
	Realty Income Corp.	United States	83,503	5,791,768
	Regency Centers Corp.	United States	54,393	4,554,326
	Scentre Group	Australia	1,692,033	6,209,470
	Simon Property Group Inc.	United States	84,508	18,329,785
	Smart Real Estate Investment Trust	Canada	64,100	1,895,070
	Taubman Centers Inc.	United States	29,682	2,202,405
	Unibail-Rodamco SE	France	33,004	8,559,251
	Vicinity Centres	Australia	1,459,695	3,614,771
	Weingarten Realty Investors	United States	71,410	2,914,956
	Westfield Corp.	Australia	626,150	4,974,032

				91,825,452

	Specialized REITs 8.3%
	Coresite Realty Corp.	United States	34,487	3,058,652
	CubeSmart	United States	110,184	3,402,482
	CyrusOne Inc.	United States	39,000	2,170,740
	Digital Realty Trust Inc.	United States	47,243	5,149,015
	Extra Space Storage Inc.	United States	49,304	4,562,592
	Public Storage	United States	30,214	7,722,396

				26,065,877

	Total Common Stocks (Cost $195,715,530)			313,451,069

	Short Term Investments 1.0%

			Principal Amount
	Repurchase Agreements (Cost $1,721,221) 0.5%
d	Joint Repurchase Agreement, 0.382%, 7/01/16 (Maturity Value $1,721,239)	United States	$1,721,221	1,721,221

BNP Paribas Securities Corp. (Maturity Value $558,249)
Deutsche Bank Securities Inc. (Maturity Value $172,107)
HSBC Securities (USA) Inc. (Maturity Value $949,022)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $41,861)

Collateralized by U.S. Government Agency Securities,
0.187% - 5.50%, 7/18/16 - 5/06/21; U.S. Government Agency Securities, Strips, 6/01/17; and U.S. Treasury Note, 0.75% - 3.25%, 11/30/16 - 9/30/20 (valued at $1,756,368)

Semiannual Report	FGR-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

		Country	Shares	Value
e	Investments from Cash Collateral Received for Loaned Securities 0.5%
	Money Market Funds (Cost $1,229,000) 0.4%
b,f	Institutional Fiduciary Trust Money Market Portfolio		1,229,000	$1,229,000

			Principal Amount
	Repurchase Agreements (Cost $307,431) 0.1%
d	Joint Repurchase Agreement, 0.40%, 7/01/16 (Maturity Value $307,434)	United States	$307,431	307,431
	BNP Paribas Securities Corp.

Collateralized by [g]U.S. Treasury Bill, 10/27/16; U.S. Treasury Bond, 8.75% - 9.00%, 11/15/18 - 5/15/20; U.S. Treasury Note, 0.363% - 4.75%, 9/15/16 - 3/31/21; U.S. Treasury Note, Index Linked, 2.625%, 7/15/17; and U.S. Treasury Strips, 8/15/16 - 2/15/21 (valued at $313,580)

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $1,536,431)			1,536,431

	Total Investments (Cost $198,973,182) 100.3%			316,708,721
	Other Assets, less Liabilities (0.3)%			(952,494)

	Net Assets 100.0%			$315,756,227

See Abbreviations on page FGR-25.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2016, the aggregate value of these securities was $3,939,353, representing 1.2% of net assets.

bNon-income producing.

cA portion or all of the security is on loan at June 30, 2016. See Note 1(d).

dSee Note 1(c) regarding joint repurchase agreement.

eSee Note 1(d) regarding securities on loan.

fSee Note 3(e) regarding investments in affiliated management investment companies.

gThe security is traded on a discount basis with no stated coupon rate.

FGR-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Franklin Global Real Estate VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$195,715,530
Cost - Non-controlled affiliates (Note 3e)	1,229,000
Cost - Repurchase agreements	2,028,652

Total cost of investments	$198,973,182

Value - Unaffiliated issuers	$313,451,069
Value - Non-controlled affiliates (Note 3e)	1,229,000
Value - Repurchase agreements	2,028,652

Total value of investments (Includes securities loaned in the amount of $1,459,808)	316,708,721
Foreign currency, at value (cost $50,238)	50,789
Receivables:
Investment securities sold	1,338,440
Capital shares sold	6,412
Dividends	1,084,626
European Union tax reclaims	59,682
Other assets	141

Total assets	319,248,811

Liabilities:
Payables:
Investment securities purchased	1,139,626
Capital shares redeemed	325,407
Management fees	266,533
Distribution fees	116,497
Payable upon return of securities loaned	1,536,431
Accrued expenses and other liabilities	108,090

Total liabilities	3,492,584

Net assets, at value	$315,756,227

Net assets consist of:
Paid-in capital	$498,874,531
Distributions in excess of net investment income	(1,130,107)
Net unrealized appreciation (depreciation)	117,740,515
Accumulated net realized gain (loss)	(299,728,712)

Net assets, at value	$315,756,227

Class 1:
Net assets, at value	$31,716,093

Shares outstanding	1,886,767

Net asset value and maximum offering price per share	$16.81

Class 2:
Net assets, at value	$284,040,134

Shares outstanding	17,321,804

Net asset value and maximum offering price per share	$16.40

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGR-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2016 (unaudited)

Franklin Global Real Estate VIP Fund
Investment income:
Dividends	$4,728,344
Interest	3,133
Income from securities loaned (net of fees and rebates)	6,346

Total investment income	4,737,823

Expenses:
Management fees (Note 3a)	1,604,148
Distribution fees - Class 2 (Note 3c)	343,524
Custodian fees (Note 4)	9,886
Reports to shareholders	44,663
Professional fees	38,361
Trustees’ fees and expenses	771
Other	6,724

Total expenses	2,048,077
Expenses waived/paid by affiliates (Note 3e)	(501)

Net expenses	2,047,576

Net investment income	2,690,247

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	10,126,494
Realized gain distributions from REITs	1,268,398
Foreign currency transactions	38,582

Net realized gain (loss)	11,433,474

Net change in unrealized appreciation (depreciation) on:
Investments	6,279,495
Translation of other assets and liabilities denominated in foreign currencies	6,851

Net change in unrealized appreciation (depreciation)	6,286,346

Net realized and unrealized gain (loss)	17,719,820

Net increase (decrease) in net assets resulting from operations	$20,410,067

FGR-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Global Real Estate VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$2,690,247	$4,420,691
Net realized gain (loss)	11,433,474	25,460,067
Net change in unrealized appreciation (depreciation)	6,286,346	(27,803,613)

Net increase (decrease) in net assets resulting from operations	20,410,067	2,077,145

Distributions to shareholders from:
Net investment income:
Class 1	(442,226)	(1,164,404)
Class 2	(3,274,922)	(10,130,962)

Total distributions to shareholders	(3,717,148)	(11,295,366)

Capital share transactions: (Note 2)
Class 1	(2,109,365)	(2,627,260)
Class 2	(18,461,447)	(37,760,478)

Total capital share transactions	(20,570,812)	(40,387,738)

Net increase (decrease) in net assets	(3,877,893)	(49,605,959)
Net assets:
Beginning of period	319,634,120	369,240,079

End of period	$315,756,227	$319,634,120

Distributions in excess of net investment income included in net assets:
End of period	$(1,130,107)	$(103,206)

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGR-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Global Real Estate VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Real Estate VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2016, 60.46% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of

FGR-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2016.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the

Semiannual Report	FGR-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Securities Lending (continued)

close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net

FGR-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains. For Real Estate Investment Trust (REIT) securities, the Fund records ROC estimates, if any, on the ex-dividend date and are adjusted once actual tax designations are known.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	4,155	$68,358	18,700	$311,427
Shares issued in reinvestment of distributions	27,081	442,226	74,498	1,164,404
Shares redeemed	(163,843)	(2,619,949)	(255,495)	(4,103,091)

Net increase (decrease)	(132,607)	$(2,109,365)	(162,297)	$(2,627,260)

Class 2 Shares:
Shares sold	206,324	$3,246,851	502,026	$8,041,404
Shares issued in reinvestment of distributions	205,582	3,274,922	664,325	10,130,962
Shares redeemed	(1,617,022)	(24,983,220)	(3,555,406)	(55,932,844)

Net increase (decrease)	(1,205,116)	$(18,461,447)	(2,389,055)	$(37,760,478)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $500 million
0.950%	Over $500 million, up to and including $1 billion
0.900%	Over $1 billion, up to and including $1.5 billion
0.850%	Over $1.5 billion, up to and including $6.5 billion
0.830%	Over $6.5 billion, up to and including $11.5 billion
0.810%	Over $11.5 billion, up to and including $16.5 billion
0.790%	Over $16.5 billion, up to and including $19 billion
0.780%	Over $19 billion, up to and including $21.5 billion
0.770%	In excess of $21.5 billion

For the period ended June 30, 2016, the annualized effective investment management fee rate was 1.050% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	—	4,176,000	(2,947,000)	1,229,000	$1,229,000	$—	$—	—%[a]

aRounds to less than 0.1%.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2015, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$91,815,455
2017	207,448,609
2018	2,192,369

Total capital loss carryforwards	$301,456,433

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$214,182,571

Unrealized appreciation	$121,901,115
Unrealized depreciation	(19,374,965)

Net unrealized appreciation (depreciation)	$102,526,150

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $42,418,201 and $60,124,891, respectively.

At June 30, 2016, in connection with securities lending transactions, the Fund loaned equity investments and received $1,536,431 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The Fund invests a large percentage of its total assets in REIT securities. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$313,451,069	$—	$—	$313,451,069
Short Term Investments	1,229,000	2,028,652	—	3,257,652

Total Investments in Securities	$314,680,069	$2,028,652	$—	$316,708,721

aFor detailed categories, see the accompanying Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

IDR	International Depositary Receipt

REIT	Real Estate Investment Trust

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Franklin Growth and Income VIP Fund

This semiannual report for Franklin Growth and Income VIP Fund covers the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 shares delivered a +4.08% total return for the six-month period ended June 30, 2016.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN GROWTH AND INCOME VIP FUND

Fund Goals and Main Investments

The Fund seeks capital appreciation with current income as a secondary goal. Under normal market conditions, the Fund invests predominantly in equity securities, including securities convertible into common stock.

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index (S&P 500®), produced a +3.84% total return.1 The Fund’s peers as measured by the Lipper VIP Equity Income Funds Classification Average posted a +5.43% return for the same period.2

Economic and Market Overview

For the six-month period ended June 30, 2016, the U.S. economy grew moderately, as measured by gross domestic product in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and nonresidential fixed investment contributed to the moderation. Although the unemployment rate rose from 4.7% in May to 4.9% in June, the increase was due to additional people entering the labor force, and for the entire period under review, unemployment declined slightly.3 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period, and rose to the highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer

Price Index, remained subdued overall even though it spiked to the highest level in three years in April mainly due to a rebound in energy prices.

After raising its target range for the federal funds rate to 0.25%–0.50% at its December meeting, the Federal Reserve (Fed) maintained the rate through period-end. Although the Fed indicated a potential interest rate hike in June, subsequent reports showed job additions slowed substantially in May. Consequently, at its June meeting, the Fed kept the federal funds rate unchanged, and indicated that in determining the timing and size of future adjustments to the target range, it will assess realized and expected economic conditions relative to its objectives of maximum employment and 2.00% inflation. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

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U.S. equity markets rose for the period under review, as investors generally remained confident due to the Fed’s continued caution surrounding further interest rate increases, the European Central Bank expanding its quantitative easing measures and cutting its benchmark interest rate to zero, the People’s Bank of China introducing further easing measures and the Bank of Japan adopting a negative interest rate policy. The rally in crude oil prices near period-end also boosted investor confidence. However, the U.K.’s historic referendum to leave the European Union (also known as the “Brexit”), global economic growth concerns and China’s slowing economy weighed on market sentiment. Despite periods of volatility, the broad U.S. stock market ended the six-month period higher, as measured by the S&P 500.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

During the period under review, sectors that rose in value among the Fund’s investments included industrials, energy and utilities. In contrast, declining sectors included financials, health care and consumer discretionary.

In industrials, aerospace defense company Lockheed Martin led results. The company operated well, delivering slightly increased guidance for sales and earnings during the period. Lockheed Martin also engaged in shareholder friendly actions including returning capital to its shareholders through dividends and share repurchases. Recent geopolitical developments improved investor sentiment about the U.S. defense sector, and the company is a leader in the sector. Waste disposal and trash pickup service provider Republic Services also helped Fund returns. The company benefited from increased waste volumes

Top 10 Holdings
6/30/16
Company Sector/Industry	% of Total Net Assets
Microsoft Corp. Information Technology	3.3%
JPMorgan Chase & Co. Financials	3.0%
General Electric Co. Industrials	2.6%
Wells Fargo & Co. Financials	2.6%
PepsiCo Inc. Consumer Staples	2.6%
Chevron Corp. Energy	2.5%
Cisco Systems Inc. Information Technology	2.2%
The Kraft Heinz Co. Consumer Staples	2.1%
U.S. Bancorp Financials	2.1%
Medtronic PLC Health Care	2.0%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

driven by strong performance from the commercial and industrial lines of business. A slight improvement in recycled commodity prices also positively affected the company. Industrial products and equipment manufacturer Illinois Tool Works posted strong earnings results for the fourth quarter of 2015, which were partially driven by excellent cost controls and strength in its consumer-facing businesses. The company also completed a medium-sized acquisition within its automotive original equipment manufacturer division that appeared attractive to us.

In the energy sector, multinational energy corporation Chevron recovered strongly as the company’s cash flow profile improved. The company provided updated earnings guidance related to capital spending for the next several years that gave investors a roadmap to cash flow neutrality, an important topic for all energy producers in a lower price environment. Anglo-Dutch multinational oil and gas company Royal Dutch Shell performed well during the period as it closed its acquisition of BG Group and announced further cost cutting and capital spending reduction measures. In addition, Shell held a Capital Markets Day in early June in which the management team provided additional information related to the integration of BG Group and a long-term outlook for cash flow generation that

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FRANKLIN GROWTH AND INCOME VIP FUND

was well received by investors. Exxon Mobil, among the more diverse and financially sound energy producers, in our analysis, typically holds up better during periods of declining commodity prices, and the past year was no exception as the company’s shares performed well. Although the shares’ recovery was muted recently, the limited downside the company experienced along with a moderate recovery was enough to make the stock a relatively strong performer, particularly in light of general market weakness.

The utilities sector was another major contributor during the period. Our convertible preferred stock position in clean energy company NextEra Energy benefited from the passage of a congressional spending bill that included multi-year extensions of solar and wind tax credits. The passage of this legislation surprised investors and was a positive event for renewables developers, of which NextEra is among the U.S.’s leading players. The legislation also helped provide greater clarity into the company’s earnings growth trajectory. Electric utility company Xcel Energy benefited from an increase in investor appetite for defensive oriented businesses with what they considered attractive dividend yields. The company increased its dividend for the third year in a row in early 2016. Dominion, another utility holding, also benefited much like Xcel did from investors seeking yield and perceived stability.

Notable individual contributors included Kraft Heinz in consumer staples. The company, an American food conglomerate that has over a dozen different high-value brands, was a major contributor. Kraft’s first-quarter earnings topped consensus expectations aided by a combination of strong organic sales growth and accelerated integration/savings benefits. Semiconductor producer Texas Instruments in information technology is a large high-performance analog company, and one of the larger embedded processor companies in the world. These were two of the more stable, diversified and profitable product areas within the semiconductor industry. The company also had meaningful exposure to end markets including the automotive, industrial and communications equipment industries, which outperformed the information technology sector during the period. Diversified Canadian communications and media company Rogers Communications in telecommunication services continued to execute well, particularly in its wireless division. Also, recent previews of their Internet protocol television product were favorable, and investor concerns over an aggressive fourth national wireless competitor abated.

In the financials sector, Morgan Stanley, MetLife and Wells Fargo detracted from Fund performance. Along with other capital market firms, Morgan Stanley suffered due to weak cyclical industry trading and investment banking activity. Shares of insurer MetLife fell amid equity market volatility and declining long-term interest rates. Like shares of many other banks, Wells Fargo’s shares declined due to concerns over rising credit costs and energy exposure, and cyclically weak trading revenue.

The health care sector also detracted from Fund performance. Pharmaceutical firm Allergan’s shares fell following the termination of its merger with Pfizer after the U.S. Treasury Department placed constraints on tax inversions.4 Generic drug manufacturer Teva Pharmaceutical Industries’ shares declined largely due to a delay in its acquisition of Allergan’s generics portfolio amid longer-than-anticipated deliberations with the U.S. Federal Trade Commission and the Food and Drug Administration.4 U.S. Pharmaceutical giant Eli Lilly and Company’s first quarter revenues were hit hard by unfavorable foreign exchange rates. The significant deterioration of the Venezuelan bolívar resulting from that country’s financial crisis had a strong negative effect on the company’s results.

Elsewhere, in the consumer discretionary sector, Starwood Hotels & Resorts detracted from the Fund’s performance.5 The hotel operator suffered as investors were disappointed by the initial acquisition price from Marriott and the lodging industry saw deteriorating metrics in late 2015 and early 2016, which led to investor concerns that lodging was nearing the late stages of its cycle. Car maker Ford Motor Company was hurt by investor concerns about a possible peak in U.S. auto sales that may have led the stock price to remain at a standstill despite record results. Sportswear maker NIKE underperformed during the period primarily because of a broader decline in North American retail spending driven by weakness at malls and sporting goods retailers as a result of a few bankruptcies.5 NIKE also faced higher than normal competitive pressures from Adidas and Under Armour. These issues, coupled with its premium valuation at the beginning of the year, caused the stock to perform poorly.

Although the IT sector contributed to results during the period, a number of sector positions were significant individual detractors. March quarterly results for Microsoft raised concerns about its margins and revenue growth. Consumer personal computer (PC) spending also remained under pressure, which created headwinds for the business as Microsoft seeks new

4. This holding is found in the convertible preferred stock section of the SOI.

5. Sold by period-end.

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ways to monetize its consumer PC base. Data storage products maker Seagate has been pressured by a faster-than-expected transition to next-generation storage technologies and a weak PC market due to economic challenges.5 Semiconductor manufacturer Intel suffered from a weaker global PC demand environment though other parts of its business were performing well.

Thank you for your participation in Franklin Growth and Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GROWTH AND INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Fund-Level Expenses Incurred During Period* 1/1/16–6/30/16
Actual	$1,000	$1,040.80	$4.26
Hypothetical (5% return before expenses)	$1,000	$1,020.69	$4.22

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.84%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Financial Highlights

Franklin Growth and Income VIP Fund

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014		2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.94	$17.02	$15.97		$12.64	$11.60	$11.76

Income from investment operations[a]:

Net investment income[b]	0.23	0.45	0.53	[c]	0.33	0.35	0.33

Net realized and unrealized gains (losses)	0.41	(0.54)	0.95		3.40	1.08	(0.03)

Total from investment operations	0.64	(0.09)	1.48		3.73	1.43	0.30

Less distributions from:

Net investment income	(0.46)	(0.61)	(0.43)		(0.40)	(0.39)	(0.46)

Net realized gains	(1.24)	(0.38)	—		—	—	—

Total distributions	(1.70)	(0.99)	(0.43)		(0.40)	(0.39)	(0.46)

Net asset value, end of period	$14.88	$15.94	$17.02		$15.97	$12.64	$11.60

Total return[d]	4.23%	(0.62)%	9.40%		29.96%	12.53%	2.64%

Ratios to average net assets[e]

Expenses	0.59%	0.58%	0.57%	[f]	0.58% [f]	0.60%	0.59%

Net investment income	3.00%	2.74%	3.26%	[c]	2.29%	2.86%	2.80%

Supplemental data

Net assets, end of period (000’s)	$162,109	$144,663	$168,961		$175,860	$154,463	$156,830

Portfolio turnover rate	25.09%	48.81%	20.54%		35.16%	30.00%	32.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.12 per share related to income received in the form of special dividends paid in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.53%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Growth and Income VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014		2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.68	$16.76	$15.73		$12.46	$11.44	$11.60

Income from investment operations[a]:

Net investment income[b]	0.21	0.40	0.48	[c]	0.29	0.32	0.29

Net realized and unrealized gains (losses)	0.40	(0.54)	0.94		3.35	1.05	(0.02)

Total from investment operations	0.61	(0.14)	1.42		3.64	1.37	0.27

Less distributions from:

Net investment income	(0.42)	(0.56)	(0.39)		(0.37)	(0.35)	(0.43)

Net realized gains	(1.24)	(0.38)	—		—	—	—

Total distributions	(1.66)	(0.94)	(0.39)		(0.37)	(0.35)	(0.43)

Net asset value, end of period	$14.63	$15.68	$16.76		$15.73	$12.46	$11.44

Total return[d]	4.08%	(0.91)%	9.14%		29.60%	12.23%	2.41%

Ratios to average net assets[e]

Expenses	0.84%	0.83%	0.82%	[f]	0.83% [f]	0.85%	0.84%

Net investment income	2.75%	2.49%	3.01%	[c]	2.04%	2.61%	2.55%

Supplemental data

Net assets, end of period (000’s)	$126,589	$124,691	$138,191		$150,966	$131,400	$129,309

Portfolio turnover rate	25.09%	48.81%	20.54%		35.16%	30.00%	32.93%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.12 per share related to income received in the form of special dividends paid in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.28%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

FGI-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2016 (unaudited)

Franklin Growth and Income VIP Fund
	Country	Shares	Value
Common Stocks 85.1%
Consumer Discretionary 6.2%
Ford Motor Co.	United States	295,000	$3,708,150
Lowe’s Cos. Inc.	United States	60,200	4,766,034
Newell Brands Inc.	United States	56,000	2,719,920
Nordstrom Inc.	United States	32,500	1,236,625
Target Corp.	United States	79,700	5,564,654

			17,995,383

Consumer Staples 10.6%
Anheuser-Busch InBev NV, ADR	Belgium	30,600	4,029,408
CVS Health Corp.	United States	56,000	5,361,440
Kimberly-Clark Corp.	United States	23,000	3,162,040
The Kraft Heinz Co.	United States	68,000	6,016,640
PepsiCo Inc.	United States	69,900	7,405,206
Reynolds American Inc.	United States	84,500	4,557,085

			30,531,819

Energy 8.5%
Anadarko Petroleum Corp.	United States	26,700	1,421,775
BP PLC, ADR	United Kingdom	76,000	2,698,760
Chevron Corp.	United States	68,500	7,180,855
ConocoPhillips	United States	43,000	1,874,800
Exxon Mobil Corp.	United States	50,744	4,756,743
Royal Dutch Shell PLC, A, ADR	United Kingdom	57,300	3,164,106
Schlumberger Ltd.	United States	43,300	3,424,164

			24,521,203

Financials 17.2%
Arthur J. Gallagher & Co.	United States	92,900	4,422,040
BB&T Corp.	United States	84,000	2,991,240
BlackRock Inc.	United States	16,200	5,548,986
Host Hotels & Resorts Inc.	United States	189,000	3,063,690
JPMorgan Chase & Co.	United States	140,970	8,759,876
MetLife Inc.	United States	70,678	2,815,105
Morgan Stanley	United States	156,000	4,052,880
T. Rowe Price Group Inc.	United States	62,100	4,531,437
U.S. Bancorp	United States	148,300	5,980,939
Wells Fargo & Co.	United States	156,600	7,411,878

			49,578,071

Health Care 7.6%
AstraZeneca PLC, ADR	United Kingdom	89,900	2,714,081
Eli Lilly & Co.	United States	73,100	5,756,625
Johnson & Johnson	United States	19,600	2,377,480
Medtronic PLC	United States	68,000	5,900,360
Pfizer Inc.	United States	143,400	5,049,114

			21,797,660

Industrials 14.4%
Deere & Co.	United States	26,000	2,107,040
General Electric Co.	United States	241,200	7,592,976
Illinois Tool Works Inc.	United States	41,300	4,301,808
Lockheed Martin Corp.	United States	23,000	5,707,910
Nielsen Holdings PLC	United States	62,000	3,222,140

Semiannual Report	FGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Industrials (continued)
	Raytheon Co.	United States	40,700	$5,533,165
	Republic Services Inc.	United States	87,400	4,484,494
	United Parcel Service Inc., B	United States	36,700	3,953,324
	United Technologies Corp.	United States	46,300	4,748,065

				41,650,922

	Information Technology 12.5%
	Apple Inc.	United States	46,600	4,454,960
	Broadcom Ltd.	Singapore	6,500	1,010,100
	Cisco Systems Inc.	United States	218,008	6,254,649
	Intel Corp.	United States	132,800	4,355,840
	Microsoft Corp.	United States	184,400	9,435,748
	Oracle Corp.	United States	116,500	4,768,345
	Texas Instruments Inc.	United States	93,300	5,845,245

				36,124,887

	Materials 3.4%
	BASF SE	Germany	45,000	3,428,413
	The Dow Chemical Co.	United States	41,800	2,077,878
	International Paper Co.	United States	104,300	4,420,234

				9,926,525

	Telecommunication Services 1.7%
	Rogers Communications Inc., B	Canada	49,100	1,983,640
	Verizon Communications Inc.	United States	53,000	2,959,520

				4,943,160

	Utilities 3.0%
	Dominion Resources Inc.	United States	57,600	4,488,768
	Xcel Energy Inc.	United States	93,300	4,177,974

				8,666,742

	Total Common Stocks (Cost $192,052,292)			245,736,372

a	Equity-Linked Securities 5.3%
	Consumer Discretionary 1.0%
b	Bank of America Merrill Lynch into Dollar General Corp., 6.00%, 144A	United States	35,000	2,875,268

	Energy 1.3%
b	JPMorgan Chase & Co. into Anadarko Petroleum Co., 9.00%, 144A	United States	35,000	1,800,690
b	JPMorgan Chase & Co. into Schlumberger Ltd., 7.00%, 144A	United States	24,000	1,859,904

				3,660,594

	Financials 1.2%
b	Goldman Sachs Group Inc. into Charles Schwab Corp., 7.00%, 144A	United States	130,000	3,380,676

	Information Technology 1.8%
b	Barclays Bank PLC into Broadcom Ltd., 9.00%, 144A	Singapore	20,000	3,057,340
b	The Goldman Sachs International into Intel Corp., 7.00%, 144A	United States	69,000	2,279,553

				5,336,893

	Total Equity-Linked Securities (Cost $15,246,110)			15,253,431

FGI-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

		Country	Shares	Value
c	Convertible Preferred Stocks 6.2%
	Health Care 2.9%
	Allergan PLC, 5.50%, cvt. pfd.	United States	5,700	$4,751,634
	Teva Pharmaceutical Industries Ltd., 4.42%, cvt. pfd.	Israel	4,300	3,556,100

				8,307,734

	Industrials 1.5%
	Stanley Black & Decker Inc., 6.25%, cvt. pfd.	United States	38,300	4,446,630

	Utilities 1.8%
	NextEra Energy Inc., 3.48%, cvt. pfd.	United States	80,000	5,182,400

	Total Convertible Preferred Stocks (Cost $17,953,793)			17,936,764

	Total Investments before Short Term Investments (Cost $225,252,195)			278,926,567

			Principal Amount
	Short Term Investments (Cost $9,847,047) 3.4%
	Repurchase Agreements
d	Joint Repurchase Agreement, 0.382%, 7/01/16 (Maturity Value $9,847,152)	United States	$9,847,047	9,847,047

BNP Paribas Securities Corp. (Maturity Value $3,193,727)
Deutsche Bank Securities Inc. (Maturity Value $984,617)
HSBC Securities (USA) Inc. (Maturity Value $5,429,325)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $239,483)

Collateralized by U.S. Government Agency Securities,
0.187% - 5.50%, 7/18/16 - 5/06/21; U.S. Government Agency Securities, Strips, 6/01/17; and U.S. Treasury Note, 0.75% - 3.25%, 11/30/16 - 9/30/20 (valued at $10,048,127)

	Total Investments (Cost $235,099,242) 100.0%			288,773,614
	Other Assets, less Liabilities (0.0)%†			(75,394)

	Net Assets 100.0%			$288,698,220

See Abbreviations on page 21.

†Rounds to less than 0.1% of net assets.

aSee Note 1(d) regarding equity-linked securities.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2016, the aggregate value of these securities was $15,253,431, representing 5.3% of net assets.

cVariable rate security. The rate shown represents the yield at period end.

dSee Note 1(c) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Franklin Growth and Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$225,252,195
Cost - Repurchase agreements	9,847,047

Total cost of investments	$235,099,242

Value - Unaffiliated issuers	$278,926,567
Value - Repurchase agreements	9,847,047

Total value of investments	288,773,614
Receivables:
Capital shares sold	257,643
Dividends	496,334
Other assets	119

Total assets	289,527,710

Liabilities:
Payables:
Investment securities purchased	395,567
Capital shares redeemed	201,001
Management fees	125,205
Distribution fees	51,453
Accrued expenses and other liabilities	56,264

Total liabilities	829,490

Net assets, at value	$288,698,220

Net assets consist of:
Paid-in capital	$225,710,200
Undistributed net investment income	3,832,597
Net unrealized appreciation (depreciation)	53,671,960
Accumulated net realized gain (loss)	5,483,463

Net assets, at value	$288,698,220

Class 1:
Net assets, at value	$162,109,433

Shares outstanding	10,895,681

Net asset value and maximum offering price per share	$14.88

Class 2:
Net assets, at value	$126,588,787

Shares outstanding	8,650,021

Net asset value and maximum offering price per share	$14.63

FGI-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2016 (unaudited)

Franklin Growth and Income VIP Fund
Investment income:
Dividends	$4,882,413
Interest	11,713

Total investment income	4,894,126

Expenses:
Management fees (Note 3a)	737,401
Distribution fees - Class 2 (Note 3c)	149,964
Custodian fees (Note 4)	1,160
Reports to shareholders	36,439
Professional fees	19,224
Trustees’ fees and expenses	642
Other	5,829

Total expenses	950,659

Net investment income	3,943,467

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	5,395,762
Foreign currency transactions	(20,772)

Net realized gain (loss)	5,374,990

Net change in unrealized appreciation (depreciation) on:
Investments	3,411,429
Translation of other assets and liabilities denominated in foreign currencies	(67)

Net change in unrealized appreciation (depreciation)	3,411,362

Net realized and unrealized gain (loss)	8,786,352

Net increase (decrease) in net assets resulting from operations	$12,729,819

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Growth and Income VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$3,943,467	$7,562,301
Net realized gain (loss)	5,374,990	21,830,508
Net change in unrealized appreciation (depreciation)	3,411,362	(31,573,522)

Net increase (decrease) in net assets resulting from operations	12,729,819	(2,180,713)

Distributions to shareholders from:
Net investment income:
Class 1	(4,525,424)	(5,633,682)
Class 2	(3,230,836)	(4,366,077)
Net realized gains:
Class 1	(12,121,008)	(3,526,285)
Class 2	(9,525,503)	(2,955,426)

Total distributions to shareholders	(29,402,771)	(16,481,470)

Capital share transactions: (Note 2)
Class 1	26,165,418	(14,135,093)
Class 2	9,851,154	(5,000,453)

Total capital share transactions	36,016,572	(19,135,546)

Net increase (decrease) in net assets	19,343,620	(37,797,729)
Net assets:
Beginning of period	269,354,600	307,152,329

End of period	$288,698,220	$269,354,600

Undistributed net investment income included in net assets:
End of period	$3,832,597	$7,645,390

FGI-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Growth and Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Growth and Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2016, 68.61% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the

Semiannual Report	FGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2016.

d. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded

FGI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Semiannual Report	FGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,334,647	$19,772,904	10,666	$171,797
Shares issued in reinvestment of distributions	1,140,948	16,646,432	568,589	9,159,967
Shares redeemed	(656,960)	(10,253,918)	(1,429,423)	(23,466,857)

Net increase (decrease)	1,818,635	$26,165,418	(850,168)	$(14,135,093)

Class 2 Shares:
Shares sold	490,366	$7,464,144	871,092	$13,824,195
Shares issued in reinvestment of distributions	888,943	12,756,339	461,342	7,321,503
Shares redeemed	(681,012)	(10,369,329)	(1,627,140)	(26,146,151)

Net increase (decrease)	698,297	$9,851,154	(294,706)	$(5,000,453)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FGI-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.541% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, there were no credits earned.

5. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$235,085,565

Unrealized appreciation	$60,482,902
Unrealized depreciation	(6,794,853)

Net unrealized appreciation (depreciation)	$53,688,049

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and wash sales.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $71,066,572 and $67,480,836, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$263,673,136	$—	$—	$263,673,136
Equity-Linked Securities	—	15,253,431	—	15,253,431
Short Term Investments	—	9,847,047	—	9,847,047

Total Investments in Securities	$263,673,136	$25,100,478	$—	$288,773,614

aIncludes common and convertible preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

Semiannual Report	FGI-21

Franklin High Income VIP Fund

This semiannual report for Franklin High Income VIP Fund covers the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 shares delivered a +8.26% total return for the six-month period ended June 30, 2016.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FH-1

FRANKLIN HIGH INCOME VIP FUND

Fund Goals and Main Investments

The Fund seeks a high level of current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests predominantly in high yield, lower rated debt securities and preferred stocks.

Fund Risks

All investments involve risks, including possible loss of principal. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. In addition, interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Credit Suisse (CS) High Yield Index, posted a +9.19% total return for the period under review.1 The Fund’s peers, as measured by the Lipper VIP High Yield Funds Classification Average, delivered a +6.52% total return.2

Economic and Market Overview

The U.S. economy grew moderately, as measured by gross domestic product in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and nonresidential fixed investment contributed to the moderation. Although the unemployment rate rose from 4.7% in May to 4.9% in June, the increase was due to additional people entering the labor force, and for the entire period under review, unemployment declined slightly.3 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period, and rose to the highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by

*Includes common and convertible preferred shares.

the Consumer Price Index, remained subdued overall even though it spiked to the highest level in three years in April mainly due to a rebound in energy prices.

After raising its target range for the federal funds rate to 0.25%–0.50% at its December meeting, the Federal Reserve (Fed) maintained the rate through-period end. Although the Fed hinted at an interest rate hike in June, subsequent reports showed job additions slowed substantially in May. Consequently, at its June meeting, the Fed kept the federal funds rates unchanged, and indicated that in determining the timing and size of future adjustments to the target range, it will assess realized and expected economic conditions relative to its objectives of maximum employment and 2.00% inflation. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

The 10-year Treasury yield, which moves inversely to price, declined during the period. It declined from a period high of 2.27% on December 31, 2015, and remained relatively low through period-end, reflecting investors’ concerns about global economic uncertainty. Negative interest rates in Japan and Europe, and central banks’ purchases of government bonds, also put downward pressure on U.S. yields. It touched a period low of 1.46% on June 27, 2016, and ended the period at 1.49%, after the Fed kept short-term interest rates unchanged and fears of Britain’s exit from the European Union (also known as the “Brexit”) boosted safe-haven buying by investors.

1. Source: Credit Suisse Group.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

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FRANKLIN HIGH INCOME VIP FUND

Investment Strategy

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise and use qualitative and quantitative analyses to evaluate companies. As bottom-up investors, we focus primarily on individual securities. We also consider sectors when choosing investments. In selecting securities for the Fund’s investment portfolio, we do not rely principally on ratings assigned by rating agencies but perform our own independent analysis to evaluate an issuer’s creditworthiness. We consider a variety of factors, including an issuer’s experience and managerial strength, its sensitivity to economic conditions and its current financial condition.

Manager’s Discussion

During the period, mixed U.S. economic data at the start of 2016, continued weak commodity prices and investor concerns about China’s growth rate weighed on financial markets. The prospect of the Fed increasing its target short-term interest rate and the Brexit caused further volatility. However, by period-end, dovish comments by the Fed reassured investors, and oil prices posted a notable recovery as a rebalancing of supply and demand led to investor hopes that a sustainable price recovery was underway. Other commodities also rebounded based on general increased optimism for global growth, allowing securities in the metals and mining industry to realize price gains.

The heavy combined weighting of the energy sector and metals and mining industry significantly affected the high yield corporate bond market’s performance during the period. The gain in commodity prices and change in investor sentiment drove the high yield market to stage a strong rally in the second half of the period. The Brexit caused temporary volatility, but markets quickly recovered based on analysts’ prevailing view that any negative impact would be largely confined to the U.K. Overall, spreads to comparable Treasuries narrowed almost 100 basis points by period-end.

Fundamentally, with the overall decline in commodity prices throughout 2015, earnings and credit quality trends for the energy sector and metals and mining industry were challenged going into 2016. As expected, default rates in commodity-related sectors rose as companies attempted to reduce debt on their balance sheets and strengthen liquidity in the face of lower cash flow and earnings prospects.

We feel the fundamental outlook for the remainder of the high yield corporate market continued to be supportive. Although

Top 10 Sectors/Industries
6/30/16
% of Total Net Assets
Energy	13.7%
Materials	13.2%
Media	10.2%
Telecommunication Services	9.1%
Health Care Equipment & Services	5.6%
Banks	5.3%
Diversified Financials	4.3%
Pharmaceuticals, Biotechnology & Life Sciences	3.7%
Consumer Services	3.7%
Consumer Durables & Apparel	3.3%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

earnings growth and margin improvements may have already peaked and leverage ratios have ticked higher over the past few years, given the significant refinancing activity and earnings growth over the past several years, non-commodity high yield issuers have experienced below-average default rates. Spreads tightened during the period for many non-commodity related issuers, but given the prospect for more stable credit fundamentals, we still believed valuations to be relatively attractive across many of these industries.

In terms of the Fund’s performance, during the period the Fund underperformed the CS High Yield Index but outperformed the return of peer funds, as measured by the Lipper High Yield Funds Classification Average. The underperformance against the CS High Yield Index was primarily due to the Fund’s larger positioning in the energy sector as well as certain holdings in the media and health care sectors.4

During the period, we drew on our fundamental research process to make individual investment decisions and to overweight and underweight certain industries relative to our benchmark in an effort to potentially outperform. Overall, our industry exposure had a negative impact on relative returns during the period. For example, our overweighted position and security selection in the cable industry detracted from performance.5 Significant new issuance, merger and acquisition activity, a highly competitive landscape and potential spectrum sales caused volatility in the industry. Our overweighted position in large cap issuer Intelsat Jackson Holdings, a dominant player in the satellite market, also hurt Fund performance as the company’s highly leveraged balance sheet was pressured in the face of uncertain demand.

4. The health care sector comprises health care equipment and services and pharmaceuticals, biotechnology and life sciences in the SOI.

5. Cable is part of media in the SOI.

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FRANKLIN HIGH INCOME VIP FUND

The normally defensive health care sector was another detractor, with poor performance driven mainly by developments in the pharmaceuticals industry. The Fund was overweighted in the sector as a whole, which dragged on relative performance. Our position in Valeant Pharmaceuticals International, a large cap issuer in the high yield market, experienced notable price declines driven mainly by questionable accounting and strategic practices. Finally, a combination of industry positioning and security selection in the energy sector also hampered returns. Although the energy sector posted a meaningful recovery as a whole, some more leveraged issuers preemptively moved to restructure their balance sheets when oil prices approached their lows. This trend pressured the recovery in their bond prices on a relative basis and our holdings in these types of situations hurt relative performance.

Some of the Fund’s industry weightings favorably impacted relative performance. The general rally in commodity prices spurred a recovery in the metals and mining industry, benefiting our overweighted position.6 The aerospace and defense industry and the information technology sector also produced positive results.7 The Fund’s weightings in these sectors roughly matched the benchmark index, and these positionings did not significantly affect performance. However, our ratings mix in information technology was a relative contributor and our security selection in aerospace and defense outperformed the index.

Thank you for your participation in Franklin High Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6. Metals and mining is part of materials in the SOI.

7. The aerospace and defense sector is part of capital goods in the SOI. The information technology sector comprises software and services and technology, hardware and equipment in the SOI.

FH-4	Semiannual Report

FRANKLIN HIGH INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Fund-Level Expenses Incurred During Period* 1/1/16–6/30/16
Actual	$1,000	$1,082.60	$4.45
Hypothetical (5% return before expenses)	$1,000	$1,020.59	$4.32

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.86%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Semiannual Report	FH-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin High Income VIP Fund

	Six Months Ended June 30, 2016 (unaudited)		Year Ended December 31,
			2015	2014	2013		2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$5.63		$6.62	$7.02	$7.01		$6.52	$6.63

Income from investment operations[a]:

Net investment income[b]	0.17		0.39	0.42	0.46		0.48	0.50

Net realized and unrealized gains (losses)	0.29		(0.93)	(0.38)	0.09		0.51	(0.19)

Total from investment operations	0.46		(0.54)	0.04	0.55		0.99	0.31

Less distributions from net investment income	(0.42)		(0.45)	(0.44)	(0.54)		(0.50)	(0.42)

Net asset value, end of period	$5.67		$5.63	$6.62	$7.02		$7.01	$6.52

Total return[c]	8.28%		(8.88)%	0.21%	8.17%		15.94%	4.63%

Ratios to average net assets[d]

Expenses	0.61%	[e]	0.59% [e]	0.57% [e]	0.58%	[e]	0.58%	0.58%

Net investment income	6.09%		6.20%	6.00%	6.63%		7.15%	7.52%

Supplemental data

Net assets, end of period (000’s)	$26,977		$26,835	$34,552	$39,300		$42,166	$41,971

Portfolio turnover rate	12.24%		28.56%	39.46%	30.78%		37.03%	45.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

FH-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)		Year Ended December 31,
			2015	2014	2013		2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$5.44		$6.41	$6.81	$6.82		$6.36	$6.47

Income from investment operations[a]:

Net investment income[b]	0.16		0.36	0.39	0.43		0.46	0.47

Net realized and unrealized gains (losses)	0.29		(0.90)	(0.37)	0.08		0.48	(0.18)

Total from investment operations	0.45		(0.54)	0.02	0.51		0.94	0.29

Less distributions from net investment income	(0.41)		(0.43)	(0.42)	(0.52)		(0.48)	(0.40)

Net asset value, end of period	$5.48		$5.44	$6.41	$6.81		$6.82	$6.36

Total return[c]	8.26%		(9.12)%	(0.02)%	7.83%		15.56%	4.56%

Ratios to average net assets[d]

Expenses	0.86%	[e]	0.84% [e]	0.82% [e]	0.83%	[e]	0.83%	0.83%

Net investment income	5.84%		5.95%	5.75%	6.38%		6.90%	7.27%

Supplemental data

Net assets, end of period (000’s)	$212,063		$205,339	$261,944	$291,826		$281,851	$249,452

Portfolio turnover rate	12.24%		28.56%	39.46%	30.78%		37.03%	45.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FH-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)		Year Ended December 31,
			2015	2014	2013		2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$5.56		$6.54	$6.94	$6.94		$6.46	$6.57

Income from investment operations[a]:

Net investment income[b]	0.16		0.37	0.39	0.43		0.46	0.47

Net realized and unrealized gains (losses)	0.29		(0.92)	(0.38)	0.08		0.49	(0.18)

Total from investment operations	0.45		(0.55)	0.01	0.51		0.95	0.29

Less distributions from net investment income	(0.40)		(0.43)	(0.41)	(0.51)		(0.47)	(0.40)

Net asset value, end of period	$5.61		$5.56	$6.54	$6.94		$6.94	$6.46

Total return[c]	8.16%		(9.20)%	(0.15)%	7.72%		15.50%	4.39%

Ratios to average net assets[d]

Expenses	0.96%	[e]	0.94% [e]	0.92% [e]	0.93%	[e]	0.93%	0.93%

Net investment income	5.74%		5.85%	5.65%	6.28%		6.80%	7.17%

Supplemental data

Net assets, end of period (000’s)	$22,798		$21,708	$25,740	$27,789		$27,664	$27,055

Portfolio turnover rate	12.24%		28.56%	39.46%	30.78%		37.03%	45.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

FH-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2016 (unaudited)

Franklin High Income VIP Fund
		Country	Shares	Value
	Common Stocks (Cost $334,368) 0.0%†
	Transportation 0.0%†
a,b	CEVA Holdings LLC	United Kingdom	224	$78,498

	Convertible Preferred Stocks 0.1%
	Transportation 0.1%
a,b	CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6	3,150
a,b	CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	486	169,928

	Total Convertible Preferred Stocks (Cost $731,855)			173,078

			Principal Amount*
	Corporate Bonds 92.6%
	Automobiles & Components 1.6%
	Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	3,000,000	2,987,774
	The Goodyear Tire & Rubber Co.,
	senior bond, 5.00%, 5/31/26	United States	1,000,000	1,021,250
	senior note, 5.125%, 11/15/23	United States	300,000	311,250

				4,320,274

	Banks 5.3%
c	Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	2,500,000	2,509,375
	CIT Group Inc., senior note,
	5.375%, 5/15/20	United States	1,000,000	1,045,000
	5.00%, 8/15/22	United States	2,700,000	2,754,000
c	Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	2,800,000	2,789,220
c	JPMorgan Chase & Co., junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	2,500,000	2,559,375
	Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	2,000,000	2,098,910

				13,755,880

	Capital Goods 1.3%
d	Bombardier Inc., senior bond, 144A, 7.50%, 3/15/25	Canada	600,000	522,000
	Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	1,400,000	990,500
	TransDigm Inc.,
	senior sub. bond, 6.50%, 7/15/24	United States	1,000,000	1,010,000
	senior sub. bond, 6.50%, 5/15/25	United States	200,000	201,250
	[d] senior sub. bond, 144A, 6.375%, 6/15/26	United States	300,000	299,625
	senior sub. note, 6.00%, 7/15/22	United States	500,000	505,090

				3,528,465

	Commercial & Professional Services 1.6%
d	Acosta Inc., senior note, 144A, 7.75%, 10/01/22	United States	2,000,000	1,765,000
b,e	Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	191
	United Rentals North America Inc., senior bond, 5.75%, 11/15/24	United States	2,500,000	2,531,250

				4,296,441

	Consumer Durables & Apparel 3.3%
d	Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	1,600,000	1,613,760
	KB Home,
	senior bond, 7.50%, 9/15/22	United States	2,100,000	2,173,500
	senior note, 7.00%, 12/15/21	United States	700,000	707,000
d	Newell Brands Inc., senior note, 144A, 5.00%, 11/15/23	United States	1,200,000	1,261,884

Semiannual Report	FH-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Consumer Durables & Apparel (continued)
d	Taylor Morrison Communities Inc./Monarch Communities Inc., senior note, 144A,
	5.25%, 4/15/21	United States	900,000	$902,250
	5.875%, 4/15/23	United States	600,000	606,000
	5.625%, 3/01/24	United States	1,500,000	1,470,000

				8,734,394

	Consumer Services 3.7%
d	1011778 BC ULC/New Red Finance Inc.,
	secured note, second lien, 144A, 6.00%, 4/01/22	Canada	2,000,000	2,079,380
	senior secured note, first lien, 144A, 4.625%, 1/15/22	Canada	900,000	915,750
d	24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	2,500,000	1,906,250
d,e	Fontainebleau Las Vegas, senior secured bond, first lien, 144A, 11.00%, 6/15/15	United States	1,700,000	3,358
d	International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	2,500,000	2,525,000
d	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	1,100,000	1,068,375
d	Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	1,200,000	1,161,000

				9,659,113

	Diversified Financials 4.3%
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note, 4.625%, 10/30/20	Netherlands	1,700,000	1,760,359
	Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	1,300,000	1,145,495
d	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, senior note, 144A,
	5.00%, 6/01/24	United States	1,000,000	1,027,500
	5.25%, 6/01/26	United States	1,000,000	1,027,500
d	Lincoln Finance Ltd., senior secured note, 144A, 7.375%, 4/15/21	Netherlands	1,600,000	1,662,000
	Navient Corp., senior note, 5.50%, 1/15/19	United States	3,500,000	3,528,875
d	OneMain Financial Holdings Inc., senior note, 144A, 7.25%, 12/15/21	United States	1,100,000	1,058,750

				11,210,479

	Energy 13.7%
	California Resources Corp.,
	[d] secured note, second lien, 144A, 8.00%, 12/15/22	United States	2,155,000	1,532,744
	senior bond, 6.00%, 11/15/24	United States	621,000	305,842
	senior note, 5.50%, 9/15/21	United States	184,000	93,840
	Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note,
	7.75%, 4/15/23	United States	1,500,000	1,068,750
	[d] 144A, 11.50%, 1/15/21	United States	600,000	676,500
	CGG SA, senior note, 6.875%, 1/15/22	France	2,300,000	1,012,000
e,f	CHC Helicopter SA,
	senior note, 9.375%, 6/01/21	Canada	260,000	37,700
	senior secured note, first lien, 9.25%, 10/15/20	Canada	2,700,000	1,215,000
d	Cheniere Corpus Christi Holdings LLC, senior secured note, 144A, 7.00%, 6/30/24	United States	1,000,000	1,028,130
d	Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	1,830,000	1,560,075

FH-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Energy (continued)
	CONSOL Energy Inc., senior note,
	5.875%, 4/15/22	United States	1,100,000		$966,625
	8.00%, 4/01/23	United States	1,800,000		1,602,000
	CSI Compressco LP/CSI Compressco Finance Inc., senior note, 7.25%, 8/15/22	United States	700,000		577,500
	Energy Transfer Equity LP,
	senior note, first lien, 7.50%, 10/15/20	United States	2,600,000		2,769,000
	senior secured bond, first lien, 5.875%, 1/15/24	United States	400,000		391,000
	senior secured bond, first lien, 5.50%, 6/01/27	United States	500,000		472,500
e	Energy XXI Gulf Coast Inc., senior note,
	7.50%, 12/15/21	United States	1,000,000		115,000
	6.875%, 3/15/24	United States	500,000		57,500
d	EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	2,500,000		1,528,125
e	EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	1,400,000		154,000
d	Ferrellgas LP/Ferrellgas Finance Corp., senior note, 144A, 6.75%, 6/15/23	United States	2,400,000		2,118,000
b,e	Goodrich Petroleum Corp., secured note, second lien, 144A, 8.875%, 3/15/18	United States	1,250	[g]	125,000
e	Halcon Resources Corp.,
	senior note, 8.875%, 5/15/21	United States	1,800,000		369,000
	[d] senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	1,170,000		625,950
d,e	Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A, 12.00%, 12/15/20	United States	1,800,000		625,500
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	1,100,000		1,023,000
	Memorial Resource Development Corp., senior note, 5.875%, 7/01/22	United States	1,100,000		1,100,000
e	Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	1,500,000		22,500
d	Murray Energy Corp., secured note, second lien, 144A, 11.25%, 4/15/21	United States	1,200,000		342,000
d,e	Peabody Energy Corp., secured note, second lien, 144A, 10.00%, 3/15/22	United States	2,700,000		364,500
e	Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	1,200,000		468,000
	QEP Resources Inc., senior bond,
	5.375%, 10/01/22	United States	1,000,000		937,500
	5.25%, 5/01/23	United States	1,500,000		1,387,500
	Sabine Pass Liquefaction LLC,
	first lien, 5.625%, 2/01/21	United States	2,400,000		2,436,000
	first lien, 5.625%, 4/15/23	United States	900,000		907,875
	senior secured note, first lien, 5.75%, 5/15/24	United States	200,000		199,500
	Sanchez Energy Corp., senior note,
	7.75%, 6/15/21	United States	1,800,000		1,534,500
	6.125%, 1/15/23	United States	1,000,000		777,500
	Weatherford International Ltd., senior note,
	7.75%, 6/15/21	United States	1,000,000		977,500
	8.25%, 6/15/23	United States	1,300,000		1,238,250
	WPX Energy Inc., senior note, 8.25%, 8/01/23	United States	1,000,000		1,007,500

					35,750,906

	Food, Beverage & Tobacco 2.6%
	Cott Beverages Inc., senior note, 6.75%, 1/01/20	United States	1,100,000		1,150,875
d	Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	500,000		500,000

Semiannual Report	FH-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Food, Beverage & Tobacco (continued)
d	JBS USA LLC/Finance Inc.,
	senior bond, 144A, 5.875%, 7/15/24	United States	1,500,000	$1,460,625
	senior note, 144A, 8.25%, 2/01/20	United States	1,000,000	1,040,000
	Post Holdings Inc., senior note,
	7.375%, 2/15/22	United States	1,600,000	1,688,000
	[d] 144A, 6.75%, 12/01/21	United States	600,000	636,000
	[d] 144A, 6.00%, 12/15/22	United States	300,000	308,625

				6,784,125

	Health Care Equipment & Services 5.6%
d	Acadia Healthcare Co. Inc., senior note, 144A, 6.50%, 3/01/24	United States	700,000	712,250
	Alere Inc., senior sub. note, 6.50%, 6/15/20	United States	200,000	200,000
	CHS/Community Health Systems Inc., senior note,
	7.125%, 7/15/20	United States	700,000	652,463
	6.875%, 2/01/22	United States	2,300,000	2,024,000
	DaVita HealthCare Partners Inc., senior bond, 5.125%, 7/15/24	United States	2,000,000	2,025,950
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	1,000,000	1,068,750
	senior bond, 5.375%, 2/01/25	United States	1,500,000	1,541,250
	senior secured note, first lien, 5.00%, 3/15/24	United States	2,300,000	2,386,250
d	MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	400,000	421,000
	Tenet Healthcare Corp., senior note,
	5.00%, 3/01/19	United States	200,000	194,500
	8.125%, 4/01/22	United States	3,000,000	3,089,400
	6.75%, 6/15/23	United States	300,000	288,375

				14,604,188

	Materials 13.2%
d	American Builders & Contractors Supply Co. Inc., senior note, 144A, 5.625%, 4/15/21	United States	2,100,000	2,178,750
	ArcelorMittal, senior note,
	6.50%, 3/01/21	France	1,900,000	1,961,702
	6.125%, 6/01/25	France	700,000	700,000
d	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A,
	7.00%, 11/15/20	Luxembourg	176,471	173,824
	6.75%, 1/31/21	Luxembourg	300,000	302,250
	6.00%, 6/30/21	Luxembourg	1,900,000	1,895,250
d	Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,600,000	1,329,504
d	Blue Cube Spinco Inc., senior bond, 144A, 10.00%, 10/15/25	United States	1,200,000	1,392,000
d	BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A, 7.125%, 5/01/18	Australia	738,000	767,520
d	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	1,700,000	1,652,553
d	Cemex SAB de CV, senior secured bond, first lien, 144A, 6.125%, 5/05/25	Mexico	1,400,000	1,364,244
	The Chemours Co.,
	senior bond, 7.00%, 5/15/25	United States	500,000	421,875
	senior note, 6.625%, 5/15/23	United States	1,800,000	1,539,000
d	CVR Partners LP/CVR Nitrogen Finance Corp., 144A, 9.25%, 6/15/23	United States	1,000,000	1,021,250
d	Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	1,600,000	1,608,000

FH-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Materials (continued)
d	First Quantum Minerals Ltd., senior note, 144A,
	6.75%, 2/15/20	Canada	2,000,000	$1,680,000
	7.00%, 2/15/21	Canada	1,836,000	1,484,865
d	FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22	Australia	1,000,000	1,110,000
d	NOVA Chemicals Corp., senior bond, 144A, 5.00%, 5/01/25	Canada	2,000,000	1,985,000
d	Owens-Brockway Glass Container Inc., senior note, 144A,
	5.00%, 1/15/22	United States	1,400,000	1,407,000
	5.875%, 8/15/23	United States	600,000	631,377
d	Platform Specialty Products Corp., senior note, 144A,
	10.375%, 5/01/21	United States	300,000	303,000
	6.50%, 2/01/22	United States	1,500,000	1,327,500
d	Rain CII Carbon LLC/CII Carbon Corp., second lien, 144A, 8.25%, 1/15/21	United States	1,200,000	978,000
d	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
	first lien, 144A, 5.125%, 7/15/23	United States	1,200,000	1,216,500
	senior note, 144A, 7.00%, 7/15/24	United States	500,000	515,687
	Steel Dynamics Inc.,
	senior bond, 5.50%, 10/01/24	United States	800,000	820,000
	senior note, 5.125%, 10/01/21	United States	800,000	821,000
d	Summit Materials LLC/Summit Materials Finance Corp., senior note, 144A, 8.50%, 4/15/22	United States	1,800,000	1,914,750
e	Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%, 1/15/19	United States	451,000	77,798

				34,580,199

	Media 10.2%
d	Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	1,500,000	1,503,750
	AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	1,500,000	1,490,437
	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond,
	5.25%, 9/30/22	United States	1,000,000	1,028,750
	[d] 144A, 5.375%, 5/01/25	United States	800,000	814,000
	[d] 144A, 5.75%, 2/15/26	United States	500,000	516,250
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	1,000,000	1,005,000
	senior sub. note, 7.625%, 3/15/20	United States	1,100,000	1,052,150
	CSC Holdings LLC, senior note,
	6.75%, 11/15/21	United States	1,500,000	1,533,750
	5.25%, 6/01/24	United States	1,000,000	910,000
	DISH DBS Corp., senior note, 5.875%, 11/15/24	United States	3,500,000	3,281,250
	Gannett Co. Inc.,
	senior bond, 6.375%, 10/15/23	United States	2,000,000	2,132,500
	senior note, 5.125%, 7/15/20	United States	500,000	516,875
	iHeartCommunications Inc.,
	senior secured bond, first lien, 9.00%, 3/01/21	United States	2,500,000	1,771,875
	senior secured note, first lien, 9.00%, 9/15/22	United States	700,000	488,250
d	Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	800,000	712,000
d	Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	2,500,000	2,590,625
d	Virgin Media Finance PLC, senior bond, 144A, 6.375%, 4/15/23	United Kingdom	1,700,000	1,708,500

Semiannual Report	FH-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Media (continued)
d	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,100,000	$1,084,875
d	WMG Acquisition Corp., senior note, 144A, 5.625%, 4/15/22	United States	2,500,000	2,565,625

				26,706,462

	Pharmaceuticals, Biotechnology & Life Sciences 3.7%
d	Concordia International Corp., senior note, 144A, 7.00%, 4/15/23	Canada	1,300,000	1,114,750
d	Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	1,500,000	1,308,750
	senior note, 144A, 6.00%, 7/15/23	United States	700,000	619,500
	Horizon Pharma Inc., senior note, 6.625%, 5/01/23	United States	2,500,000	2,325,000
d	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	900,000	922,500
d	Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	3,000,000	2,595,000
d	Valeant Pharmaceuticals International Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	700,000	563,500
	senior note, 144A, 5.625%, 12/01/21	United States	300,000	249,000

				9,698,000

	Real Estate 1.1%
	Equinix Inc., senior bond, 5.375%, 4/01/23	United States	2,800,000	2,905,000

	Retailing 1.4%
d	Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	1,600,000	1,650,000
	Netflix Inc., senior bond, 5.875%, 2/15/25	United States	1,900,000	2,002,125

				3,652,125

	Semiconductors & Semiconductor Equipment 0.8%
d	Microsemi Corp., senior note, 144A, 9.125%, 4/15/23	United States	700,000	773,500
d	Qorvo Inc., senior bond, 144A, 7.00%, 12/01/25	United States	1,200,000	1,272,000

				2,045,500

	Software & Services 3.0%
d	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	3,000,000	2,265,000
d	First Data Corp.,
	second lien, 144A, 5.75%, 1/15/24	United States	2,900,000	2,885,500
	senior note, 144A, 7.00%, 12/01/23	United States	700,000	713,125
	Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	2,000,000	1,898,760

				7,762,385

	Technology Hardware & Equipment 3.0%
d	Blackboard Inc., senior note, 144A, 7.75%, 11/15/19	United States	2,000,000	1,690,000
d	CommScope Technologies Finance LLC, senior bond, 144A, 6.00%, 6/15/25	United States	1,600,000	1,648,000
d	Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
	senior note, 144A, 5.875%, 6/15/21	United States	300,000	307,734
	senior note, 144A, 7.125%, 6/15/24	United States	300,000	313,801
	senior secured bond, first lien, 144A, 5.45%, 6/15/23	United States	700,000	726,873
	senior secured bond, first lien, 144A, 6.02%, 6/15/26	United States	500,000	519,703
d	Western Digital Corp., senior note, 144A, 10.50%, 4/01/24	United States	2,400,000	2,574,000

				7,780,111

FH-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Telecommunication Services 9.1%
	CenturyLink Inc.,
	senior bond, 6.75%, 12/01/23	United States	300,000	$295,875
	senior note, 6.45%, 6/15/21	United States	400,000	407,500
	senior note, 5.80%, 3/15/22	United States	2,500,000	2,436,725
d	Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,500,000	1,257,120
d	Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	2,200,000	1,894,750
	Intelsat Jackson Holdings SA,
	senior bond, 5.50%, 8/01/23	Luxembourg	1,500,000	960,000
	senior note, 7.50%, 4/01/21	Luxembourg	3,800,000	2,641,000
	Sprint Communications Inc., senior note,
	8.375%, 8/15/17	United States	1,500,000	1,545,000
	[d] 144A, 9.00%, 11/15/18	United States	3,000,000	3,206,250
	Sprint Corp., senior bond,
	7.875%, 9/15/23	United States	500,000	411,250
	7.125%, 6/15/24	United States	500,000	398,125
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	900,000	950,625
	senior bond, 6.375%, 3/01/25	United States	1,600,000	1,678,000
	senior note, 6.542%, 4/28/20	United States	1,600,000	1,650,016
	senior note, 6.125%, 1/15/22	United States	200,000	210,500
	senior note, 6.00%, 4/15/24	United States	600,000	625,500
d	Wind Acquisition Finance SA,
	secured note, second lien, 144A, 7.375%, 4/23/21	Italy	3,000,000	2,859,015
	senior secured note, first lien, 144A, 4.75%, 7/15/20	Italy	500,000	492,500

				23,919,751

	Transportation 0.9%
d	Florida East Coast Holdings Corp.,
	secured note, first lien, 144A, 6.75%, 5/01/19	United States	900,000	900,000
	senior note, 144A, 9.75%, 5/01/20	United States	500,000	427,500
d	Stena International SA, senior secured bond, first lien, 144A, 5.75%, 3/01/24	Sweden	1,300,000	1,072,500

				2,400,000

	Utilities 3.2%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	1,200,000	1,171,500
	senior note, 5.375%, 1/15/23	United States	1,300,000	1,274,000
	[d] senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	400,000	418,000
d	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	3,000,000	2,137,500
	NRG Yield Operating LLC, senior bond, 5.375%, 8/15/24	United States	2,000,000	2,000,000
	Talen Energy Supply LLC, senior bond, 6.50%, 6/01/25	United States	700,000	584,500
d,e	Texas Competitive Electric Holdings Co. LLC/Texas Competitive
	Electric Holdings Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/20	United States	2,500,000	856,250

				8,441,750

	Total Corporate Bonds (Cost $273,011,528)			242,535,548

h,i	Senior Floating Rate Interests (Cost $1,515,654) 0.6%
	Household & Personal Products 0.6%
	Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	1,524,607	1,527,466

Semiannual Report	FH-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Shares	Value
	Escrows and Litigation Trusts (Cost $ —) 0.0%
a,b	NewPage Corp., Litigation Trust	United States	2,500,000	$—

	Total Investments before Short Term Investments (Cost $275,593,405)			244,314,590

			Principal Amount*
	Short Term Investments (Cost $6,138,978) 2.4%
	Repurchase Agreements 2.4%
j	Joint Repurchase Agreement, 0.382%, 7/01/16 (Maturity Value $6,139,043)	United States	6,138,978	6,138,978

BNP Paribas Securities Corp. (Maturity Value $1,991,076)
Deutsche Bank Securities Inc. (Maturity Value $613,843)
HSBC Securities (USA) Inc. (Maturity Value $3,384,823)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $149,301)

Collateralized by U.S. Government Agency Securities,
0.187% - 5.50%, 7/18/16 - 5/06/21; U.S. Government Agency Securities, Strips, 6/01/17; and U.S. Treasury Note, 0.75% - 3.25%, 11/30/16 - 9/30/20 (valued at $6,264,337)

	Total Investments (Cost $281,732,383) 95.7%			250,453,568
	Other Assets, less Liabilities 4.3%			11,385,555

	Net Assets 100.0%			$261,839,123

See Abbreviations on page FH-26.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2016, the aggregate value of these securities was $376,767, representing 0.1% of net assets.

cPerpetual security with no stated maturity date.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2016, the aggregate value of these securities was $118,323,476, representing 45.2% of net assets.

eSee Note 7 regarding defaulted securities.

fAt June 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.

gPrincipal amount is stated in 1,000 Units.

hSee Note 1(d) regarding senior floating rate interests.

iThe coupon rate shown represents the rate at period end.

j See Note 1(c) regarding joint repurchase agreement.

FH-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Franklin High Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$275,593,405
Cost - Repurchase agreements	6,138,978

Total cost of investments	$281,732,383

Value - Unaffiliated issuers	$244,314,590
Value - Repurchase agreements	6,138,978

Total value of investments	250,453,568
Receivables:
Investment securities sold	2,461,918
Capital shares sold	5,319,321
Interest	4,029,675
Other assets	114

Total assets	262,264,596

Liabilities:
Payables:
Capital shares redeemed	139,627
Management fees	115,850
Distribution fees	100,363
Trustees’ fees and expenses	23
Reports to shareholders	40,904
Professional fees	21,956
Accrued expenses and other liabilities	6,750

Total liabilities	425,473

Net assets, at value	$261,839,123

Net assets consist of:
Paid-in capital	$315,989,450
Undistributed net investment income	5,579,077
Net unrealized appreciation (depreciation)	(31,278,815)
Accumulated net realized gain (loss)	(28,450,589)

Net assets, at value	$261,839,123

Class 1:
Net assets, at value	$26,977,476

Shares outstanding	4,754,968

Net asset value and maximum offering price per share	$5.67

Class 2:
Net assets, at value	$212,063,417

Shares outstanding	38,690,817

Net asset value and maximum offering price per share	$5.48

Class 4:
Net assets, at value	$22,798,230

Shares outstanding	4,061,095

Net asset value and maximum offering price per share	$5.61

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FH-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2016 (unaudited)

Franklin High Income VIP Fund
Investment income:
Interest	$8,351,258

Expenses:
Management fees (Note 3a)	684,216
Distribution fees: (Note 3c)
Class 2	251,137
Class 4	38,637
Custodian fees (Note 4)	1,079
Reports to shareholders	40,148
Professional fees	25,113
Trustees’ fees and expenses	669
Other	11,312

Total expenses	1,052,311
Expense reductions (Note 4)	(17)

Net expenses	1,052,294

Net investment income	7,298,964

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(3,421,920)
Net change in unrealized appreciation (depreciation) on investments	15,969,619

Net realized and unrealized gain (loss)	12,547,699

Net increase (decrease) in net assets resulting from operations	$19,846,663

FH-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin High Income VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$7,298,964	$17,823,602
Net realized gain (loss)	(3,421,920)	(8,895,014)
Net change in unrealized appreciation (depreciation)	15,969,619	(34,561,954)

Net increase (decrease) in net assets resulting from operations	19,846,663	(25,633,366)

Distributions to shareholders from:
Net investment income:
Class 1	(1,890,311)	(2,177,640)
Class 2	(14,579,216)	(17,219,440)
Class 4	(1,529,698)	(1,604,998)

Total distributions to shareholders	(17,999,225)	(21,002,078)

Capital share transactions: (Note 2)
Class 1	(80,442)	(2,896,859)
Class 2	5,355,423	(18,609,864)
Class 4	834,627	(212,162)

Total capital share transactions	6,109,608	(21,718,885)

Net increase (decrease) in net assets	7,957,046	(68,354,329)
Net assets:
Beginning of period	253,882,077	322,236,406

End of period	$261,839,123	$253,882,077

Undistributed net investment income included in net assets:
End of period	$5,579,077	$16,279,338

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FH-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin High Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin High Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2016, 85.09% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the

FH-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net

Semiannual Report	FH-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2016.

d. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FH-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	48,240	$275,100	75,416	$488,620
Shares issued in reinvestment of distributions	336,354	1,890,311	345,109	2,177,640
Shares redeemed	(395,202)	(2,245,853)	(874,142)	(5,563,119)

Net increase (decrease)	(10,608)	$(80,442)	(453,617)	$(2,896,859)

Class 2 Shares:
Shares sold	3,993,563	$21,674,166	8,301,712	$51,141,411
Shares issued in reinvestment of distributions	2,684,938	14,579,216	2,818,239	17,219,440
Shares redeemed	(5,704,303)	(30,897,959)	(14,249,319)	(86,970,715)

Net increase (decrease)	974,198	$5,355,423	(3,129,368)	$(18,609,864)

Class 4 Shares:
Shares sold	175,339	$949,644	185,105	$1,139,732
Shares issued in reinvestment of distributions	275,125	1,529,698	256,800	1,604,998
Shares redeemed	(290,428)	(1,644,715)	(474,184)	(2,956,892)

Net increase (decrease)	160,036	$834,627	(32,279)	$(212,162)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	FH-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.549% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

FH-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

At June 30, 2016, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$5,148,804
2017	10,621,353

Capital loss carryforwards not subject to expiration:
Short term	79,444
Long term	9,179,067

Total capital loss carryforwards	$25,028,668

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$282,994,655

Unrealized appreciation	$4,038,847
Unrealized depreciation	(36,579,934)

Net unrealized appreciation (depreciation)	$(32,541,087)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, bond discounts and premiums, and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $29,309,337 and $33,186,100, respectively.

7. Credit Risk and Defaulted Securities

At June 30, 2016, the Fund had 95.5% of its portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2016, the aggregate value of these securities was $5,117,247, representing 2.0% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8. Credit Facility
The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

Semiannual Report	FH-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities
Equity Investments[a,b]	$—	$—	$251,576		$251,576
Corporate Bonds	—	242,384,499	151,049		242,535,548
Senior Floating Rate Interests	—	1,527,466	—		1,527,466
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	—	6,138,978	—		6,138,978

Total Investments in Securities	$—	$250,050,943	$402,625		$250,453,568

aIncludes common and convertible preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

FRN	Floating Rate Note

FH-26	Semiannual Report

Franklin Income VIP Fund

We are pleased to bring you Franklin Income VIP Fund’s semiannual report for the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 shares delivered a +5.65% total return* for the six-month period ended June 30, 2016.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FI-1

FRANKLIN INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. Floating rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s equity benchmark, the Standard & Poor’s® 500 Index, produced a +3.84% total return, and its fixed income benchmark, the Barclays U.S. Aggregate Bond Index, had a +5.31% total return for the same period.1

Economic and Market Overview

The U.S. economy grew moderately, as measured by gross domestic product in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and nonresidential fixed investment contributed to the moderation. Although the unemployment rate rose from 4.7% in May to 4.9% in June, the increase was due to additional people entering the labor force, and for the entire period under

Portfolio Breakdown
6/30/16
% of Total Net Assets
Equity*	53.3%
Information Technology	8.5%
Energy	8.3%
Utilities	6.8%
Industrials	6.5%
Health Care	6.4%
Financials	5.8%
Consumer Discretionary	4.7%
Materials	3.5%
Telecommunication Services	1.6%
Consumer Staples	1.2%
Fixed Income	35.7%
Health Care	5.8%
Energy	5.3%
Consumer Discretionary	5.2%
Financials	4.0%
Telecommunication Services	3.9%
Information Technology	3.6%
Industrials	3.1%
Utilities	2.3%
Materials	2.2%
Consumer Staples	0.3%
Short-Term Investments & Other Net Assets	11.0%

*Includes convertible bonds.

review, unemployment declined slightly.2 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period, and rose to the highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index, remained subdued overall even though it spiked to the highest level in three years in April mainly due to a rebound in energy prices.

After raising its target range for the federal funds rate to 0.25%–0.50% at its December meeting, the Federal Reserve (Fed) maintained the rate through-period end. Although the Fed hinted at an interest rate hike in June, subsequent reports showed job additions slowed substantially in May. Consequently, at its

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

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FRANKLIN INCOME VIP FUND

June meeting, the Fed kept the federal funds rates unchanged, and indicated that in determining the timing and size of future adjustments to the target range, it will assess realized and expected economic conditions relative to its objectives of maximum employment and 2.00% inflation. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

The 10-year Treasury yield, which moves inversely to price, declined during the period. It declined from a period high of 2.27% on December 31, 2015, and remained relatively low through period-end, reflecting investors’ concerns about global economic uncertainty. Negative interest rates in Japan and Europe, and central banks’ purchases of government bonds, also put downward pressure on U.S. yields. It touched a period low of 1.46% on June 27, 2016, and ended the period at 1.49%, after the Fed kept short-term interest rates unchanged and fears of Britain’s exit from the European Union boosted safe-haven buying by investors.

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

During the six months under review, we shifted the Fund’s asset mix after finding what we considered attractive opportunities in the fixed income sector, while realizing gains in our equity positions. We strategically reduced our equity weighting from 62.7% to 53.3%, and increased our fixed income weighting from 24.2% to 35.7%. Our cash position fell from 13.1% to 11.0% of total net assets.

Top Five Equity Holdings
6/30/16
Company Sector/Industry	% of Total Net Assets
Royal Dutch Shell PLC (U.K.) Energy	2.8%
General Electric Co. Industrials	2.1%
Chevron Corp. Energy	1.9%
Pfizer Inc. Health Care	1.6%
Apple Inc. Information Technology	1.5%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The utilities sector was a significant contributor to Fund results. PG&E, The Southern Company and Xcel Energy delivered positive performance. Utilities have performed well as investors sought their perceived earnings stability and relatively high dividend yields. We trimmed some of our utility positions after we found opportunities in other sectors.

Industrials was another equity contributor during the period, and our position in General Electric helped results. The company continued to streamline its operations by divesting non-core businesses in an effort to increase its focus on the areas where it is a market leader. Defense contractors Lockheed Martin3 and Raytheon were strong performers as they benefited from a strengthening budget outlook due to continued political instability abroad. Both companies surpassed consensus investor expectations during the reporting period.

In contrast, the equity consumer discretionary and financials sectors were major detractors during the period. In consumer discretionary, auto makers General Motors, Fiat Chrysler3 and Ford Motor hurt Fund performance. Among financials, our positions in insurer MetLife, banking and financial services provider Wells Fargo & Co. and financial services firm

JPMorganChase & Co. were detrimental to results.

Most fixed income sectors delivered positive returns during the period. Within fixed income, the communications sector was a major contributor.4 Sprint bonds performed well as the company significantly increased its liquidity, which could provide the capital necessary to continue to improve its competitive position in the marketplace. Mass media company

3. Not held at period-end.

4. Communications holdings are in consumer discretionary and telecommunication services in the fixed income section of the SOI.

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FRANKLIN INCOME VIP FUND

Top Five Fixed Income and Senior Floating Rate Interests Holdings*
6/30/16
Issuer Sector/Industry	% of Total Net Assets
Weatherford International Ltd. Energy	1.6%
CHS/Community Health Systems Inc. Health Care	1.6%
DISH DBS Corp. Consumer Discretionary	1.5%
Citigroup Inc. Financials	1.3%
iHeartCommunications Inc. Consumer Discretionary	1.2%

*Does not include convertible bonds.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

iHeartCommunications also did well as the company continued to post solid operating results and reduce its debt load.

Another significant contributor in fixed income was the technology sector.5 Our positions in business service management software developer BMC Software and payment technology company First Data, along with a new position in data storage company Western Digital, were standout performers.

Thank you for your participation in Franklin Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. Technology holdings are in information technology in the fixed income section of the SOI.

FI-4	Semiannual Report

FRANKLIN INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Fund-Level Expenses Incurred During Period* 1/1/16–6/30/16
Actual	$1,000	$1,056.50	$3.53
Hypothetical (5% return before expenses)	$1,000	$1,021.43	$3.47

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.69%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Income VIP Fund

	Six Months Ended June 30, 2016 (unaudited)		Year Ended December 31,
			2015	2014		2013		2012		2011
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$14.64		$16.48	$16.53		$15.47		$14.68		$15.16

Income from investment operations[a]:

Net investment income[b]	0.33		0.71	0.72		0.81		0.91		0.96

Net realized and unrealized gains (losses)	0.51		(1.78)	0.11		1.31		0.90		(0.54)

Total from investment operations	0.84		(1.07)	0.83		2.12		1.81		0.42

Less distributions from net investment income	(0.78)		(0.77)	(0.88)		(1.06)		(1.02)		(0.90)

Net asset value, end of period	$14.70		$14.64	$16.48		$16.53		$15.47		$14.68

Total return[c]	5.84%		(6.84)%	4.92%		14.18%		12.91%		2.71%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.47%		0.46%	0.47%		0.47%		0.47%		0.47%

Expenses net of waiver and payments by affiliates	0.44%	[e]	0.46% [e,f]	0.47%	[e]	0.47%	[e]	0.47%		0.47% [e]

Net investment income	4.52%		4.47%	4.26%		5.07%		6.03%		6.35%

Supplemental data

Net assets, end of period (000’s)	$662,361		$604,228	$714,664		$695,004		$584,391		$1,300,935

Portfolio turnover rate	27.34%		31.53%	24.77%		21.71%		26.66%	[g]	28.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FI-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)		Year Ended December 31,
			2015	2014		2013		2012		2011
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$14.20		$16.00	$16.07		$15.07		$14.32		$14.82

Income from investment operations[a]:

Net investment income[b]	0.30		0.65	0.66		0.75		0.85		0.90

Net realized and unrealized gains (losses)	0.49		(1.73)	0.11		1.27		0.88		(0.53)

Total from investment operations	0.79		(1.08)	0.77		2.02		1.73		0.37

Less distributions from net investment income	(0.74)		(0.72)	(0.84)		(1.02)		(0.98)		(0.87)

Net asset value, end of period	$14.25		$14.20	$16.00		$16.07		$15.07		$14.32

Total return[c]	5.65%		(7.05)%	4.62%		13.94%		12.65%		2.38%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.72%		0.71%	0.72%		0.72%		0.72%		0.72%

Expenses net of waiver and payments by affiliates	0.69%	[e]	0.71% [e,f]	0.72%	[e]	0.72%	[e]	0.72%		0.72% [e]

Net investment income	4.27%		4.22%	4.01%		4.82%		5.78%		6.10%

Supplemental data

Net assets, end of period (000’s)	$4,921,752		$4,907,599	$6,022,804		$6,188,045		$6,182,997		$5,915,637

Portfolio turnover rate	27.34%		31.53%	24.77%		21.71%		26.66%	[g]	28.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)		Year Ended December 31,
			2015	2014		2013		2012		2011
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$14.49		$16.31	$16.36		$15.32		$14.54		$15.04

Income from investment operations[a]:

Net investment income[b]	0.30		0.65	0.66		0.75		0.85		0.90

Net realized and unrealized gains (losses)	0.50		(1.76)	0.11		1.30		0.90		(0.54)

Total from investment operations	0.80		(1.11)	0.77		2.05		1.75		0.36

Less distributions from net investment income	(0.72)		(0.71)	(0.82)		(1.01)		(0.97)		(0.86)

Net asset value, end of period	$14.57		$14.49	$16.31		$16.36		$15.32		$14.54

Total return[c]	5.61%		(7.15)%	4.52%		13.85%		12.56%		2.29%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.82%		0.81%	0.82%		0.82%		0.82%		0.82%

Expenses net of waiver and payments by affiliates	0.79%	[e]	0.81% [e,f]	0.82%	[e]	0.82%	[e]	0.82%		0.82% [e]

Net investment income	4.17%		4.12%	3.91%		4.72%		5.68%		6.00%

Supplemental data

Net assets, end of period (000’s)	$304,884		$306,023	$378,545		$397,652		$436,405		$431,435

Portfolio turnover rate	27.34%		31.53%	24.77%		21.71%		26.66%	[g]	28.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FI-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2016 (unaudited)

Franklin Income VIP Fund
		Country	Shares	Value

	Common Stocks 44.6%
	Consumer Discretionary 3.2%
	Ford Motor Co.	United States	4,643,943	$58,374,363
	General Motors Co.	United States	2,224,426	62,951,257
	Nordstrom Inc.	United States	200,000	7,610,000
	Target Corp.	United States	839,100	58,585,962

				187,521,582

	Consumer Staples 1.2%
	The Coca-Cola Co.	United States	150,000	6,799,500
	PepsiCo Inc.	United States	584,000	61,868,960

				68,668,460

	Energy 7.8%
	Anadarko Petroleum Corp.	United States	500,000	26,625,000
	BP PLC, ADR	United Kingdom	1,800,000	63,918,000
	Chevron Corp.	United States	1,055,000	110,595,650
	Denbury Resources Inc.	United States	292,400	1,049,716
	Occidental Petroleum Corp.	United States	436,000	32,944,160
a	PetroQuest Energy Inc.	United States	12,250	40,792
a,b	Rex Energy Corp.	United States	75,000	43,527
	Royal Dutch Shell PLC, A, ADR	United Kingdom	3,021,748	166,860,925
a	Sanchez Energy Corp.	United States	14,825	104,668
	Total SA, B, ADR	France	1,192,900	57,378,490

				459,560,928

	Financials 3.3%
	Host Hotels & Resorts Inc.	United States	1,500,000	24,315,000
	JPMorgan Chase & Co.	United States	485,100	30,144,114
	MetLife Inc.	United States	1,145,108	45,609,652
	U.S. Bancorp	United States	1,000,000	40,330,000
	Wells Fargo & Co.	United States	1,100,000	52,063,000

				192,461,766

	Health Care 5.6%
	AstraZeneca PLC	United Kingdom	1,000,000	59,562,978
	Bristol-Myers Squibb Co.	United States	394,396	29,007,826
	Eli Lilly & Co.	United States	764,800	60,228,000
	Pfizer Inc.	United States	2,638,975	92,918,310
	Roche Holding AG	Switzerland	136,500	35,813,595
	Sanofi, ADR	France	1,208,292	50,567,020

				328,097,729

	Industrials 6.4%
a,c	CEVA Holdings LLC	United Kingdom	13,012	4,554,291
	Deere & Co.	United States	350,000	28,364,000
	General Electric Co.	United States	3,976,200	125,170,776
	Raytheon Co.	United States	480,000	65,256,000
	Republic Services Inc.	United States	527,300	27,055,763
	Union Pacific Corp.	United States	600,000	52,350,000
	United Technologies Corp.	United States	700,000	71,785,000

				374,535,830

	Information Technology 6.3%
	Analog Devices Inc.	United States	400,000	22,656,000
	Apple Inc.	United States	915,317	87,504,305

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Information Technology (continued)
	Cisco Systems Inc.	United States	900,000	$25,821,000
a	First Data Holdings Inc., B	United States	1,559,550	17,264,219
	Intel Corp.	United States	1,727,000	56,645,600
	Microsoft Corp.	United States	1,333,500	68,235,195
	QUALCOMM Inc.	United States	550,000	29,463,500
	Texas Instruments Inc.	United States	1,000,000	62,650,000

				370,239,819

	Materials 3.2%
	BASF SE	Germany	387,500	29,522,449
	The Dow Chemical Co.	United States	1,525,700	75,842,547
	The Mosaic Co.	United States	1,100,000	28,798,000
	Rio Tinto PLC, ADR	United Kingdom	1,800,000	56,340,000

				190,502,996

	Telecommunication Services 1.6%
	BCE Inc.	Canada	466,000	22,050,337
	Telstra Corp. Ltd.	Australia	3,446,331	14,292,637
	Verizon Communications Inc.	United States	1,075,000	60,028,000

				96,370,974

	Utilities 6.0%
	Dominion Resources Inc.	United States	862,056	67,180,024
	Duke Energy Corp.	United States	702,500	60,267,475
	PG&E Corp.	United States	935,300	59,784,376
	Public Service Enterprise Group Inc.	United States	923,500	43,044,335
	Sempra Energy	United States	368,300	41,993,566
	The Southern Co.	United States	888,200	47,634,166
	Xcel Energy Inc.	United States	810,964	36,314,968

				356,218,910

	Total Common Stocks (Cost $2,250,285,831)			2,624,178,994

d	Equity-Linked Securities 4.3%
	Consumer Discretionary 1.4%
e	Morgan Stanley into Ford Motors, 8.50%, 144A	United States	2,485,000	31,512,037
e	Royal Bank of Canada into Target Corp., 6.00%, 144A	United States	700,000	49,862,820

				81,374,857

	Financials 0.5%
e	Citigroup Inc. into Bank of America Corp., 7.50%, 144A	United States	2,100,000	28,004,130

	Health Care 0.5%
e	JPMorgan Chase & Co. into Merck & Co. Inc., 6.25%, 144A	United States	500,000	28,643,350

	Information Technology 1.9%
e	JPMorgan Chase & Co. into Oracle Corp., 6.00%, 144A	United States	700,000	28,880,180
e	Wells Fargo & Co. into Intel Corp., 7.00%, 144A	United States	1,700,000	55,578,950
e	Wells Fargo Bank N.A into Cisco Systems Inc., 7.25%, 144A	United States	1,050,000	29,731,800

				114,190,930

	Total Equity-Linked Securities (Cost $260,718,300)			252,213,267

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Shares	Value
	Convertible Preferred Stocks 3.7%
	Consumer Discretionary 0.1%
	Fiat Chrysler Automobiles NV, 7.875%, cvt. pfd.	United Kingdom	85,000	$5,016,700

	Energy 0.0%†
	Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	54,200	1,198,497

	Financials 1.8%
	Bank of America Corp., 7.25%, cvt. pfd., L	United States	64,600	77,197,000
	FelCor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	167,325	4,214,917
a	FNMA, 5.375%, cvt. pfd.	United States	475	5,996,875
	Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	15,000	19,488,000

				106,896,792

	Health Care 0.3%
	Allergan PLC, 5.50%, cvt. pfd.	United States	9,500	7,919,390
	Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd.	Israel	15,000	12,405,000

				20,324,390

	Industrials 0.1%
a,c	CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	397	208,425
a,c	CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	14,711	5,148,815

				5,357,240

	Information Technology 0.3%
a,e	Mandatory Exchangeable Trust, 5.75%, cvt. pfd., 144A	China	150,000	15,335,250

	Materials 0.3%
	Alcoa Inc., 5.375%, cvt. pfd.	United States	500,000	16,435,000

	Utilities 0.8%
	Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	162,000	8,398,080
	Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	145,000	8,714,500
	NextEra Energy Inc., 6.371%, cvt. pfd.	United States	500,000	32,390,000

				49,502,580

	Total Convertible Preferred Stocks (Cost $240,666,204)			220,066,449

	Preferred Stocks (Cost $8,750,000) 0.2%
	Financials 0.2%
	Morgan Stanley, 6.375%, pfd., I	United States	350,000	9,467,500

			Principal Amount*
	Convertible Bonds 0.5%
	Energy 0.5%
	Cobalt International Energy Inc., cvt., senior bond, 3.125%, 5/15/24	United States	10,000,000	3,400,000
	Stone Energy Corp., cvt., senior note, 1.75%, 3/01/17	United States	10,000,000	4,643,750
	Weatherford International Ltd., cvt., senior note, 5.875%, 7/01/21	United States	22,000,000	23,966,250

	Total Convertible Bonds (Cost $39,520,943)			32,010,000

	Corporate Bonds 32.3%
	Consumer Discretionary 4.0%
e	24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	500,000	381,250
e	Altice Luxembourg SA, senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	3,000,000	3,041,250
e	Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	3,000,000	3,093,750

Semiannual Report	FI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Consumer Discretionary (continued)
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.125%, 2/15/23	United States	10,000,000	$10,150,000
	[e] senior bond, 144A, 5.75%, 2/15/26	United States	5,000,000	5,162,500
	[e] senior note, 144A, 5.875%, 4/01/24	United States	5,000,000	5,225,000
	DISH DBS Corp.,
	senior bond, 5.00%, 3/15/23	United States	35,000,000	31,937,500
	[e] senior bond, 144A, 7.75%, 7/01/26	United States	15,000,000	15,525,000
	senior note, 5.875%, 7/15/22	United States	30,000,000	29,250,000
	senior note, 5.875%, 11/15/24	United States	9,400,000	8,812,500
	Dollar General Corp., senior bond, 3.25%, 4/15/23	United States	5,000,000	5,199,180
	Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	11,300,000	11,253,952
	iHeartCommunications Inc.,
	senior secured bond, first lien, 9.00%, 3/01/21	United States	19,400,000	13,749,750
	senior secured note, first lien, 9.00%, 12/15/19	United States	18,000,000	13,747,500
	senior secured note, first lien, 9.00%, 9/15/22	United States	12,200,000	8,509,500
e	International Game Technology PLC,
	senior secured bond, 144A, 6.50%, 2/15/25	United States	8,500,000	8,585,000
	senior secured note, 144A, 6.25%, 2/15/22	United States	8,500,000	8,691,250
	KB Home, senior bond, 7.50%, 9/15/22	United States	6,500,000	6,727,500
e	Shea Homes LP/Shea Homes Funding Corp.,
	senior bond, 144A, 6.125%, 4/01/25	United States	10,000,000	10,000,000
	senior note, 144A, 5.875%, 4/01/23	United States	5,000,000	4,975,000
e	Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	10,000,000	10,362,500
e	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%,
	5/15/23	United States	10,000,000	9,975,000
	2/15/25	United States	7,140,000	7,086,450
e	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	7,000,000	6,903,750

				238,345,082

	Consumer Staples 0.3%
	Cott Beverages Inc., senior note, 5.375%, 7/01/22	United States	2,500,000	2,509,375
e	JBS USA LLC/Finance Inc., senior note, 144A, 7.25%, 6/01/21	United States	12,500,000	13,000,000

				15,509,375

	Energy 5.2%
	Antero Resources Corp., senior note, 5.375%, 11/01/21	United States	5,000,000	4,925,000
	Bill Barrett Corp., senior note,
	7.625%, 10/01/19	United States	30,000,000	24,600,000
	7.00%, 10/15/22	United States	16,358,000	11,859,550
	Calumet Specialty Products Partners LP/Calumet Finance Corp.,
	senior note, 6.50%, 4/15/21	United States	9,500,000	6,840,000
	Chesapeake Energy Corp.,
	[e] secured note, second lien, 144A, 8.00%, 12/15/22	United States	33,550,000	28,601,375
	senior note, 7.25%, 12/15/18	United States	10,000,000	8,750,000
	[f] senior note, FRN, 3.878%, 4/15/19	United States	10,000,000	7,575,000
e	Denbury Resources Inc., senior secured note, 144A, 9.00%, 5/15/21	United States	7,200,000	7,236,000
e,g	Energy XXI Gulf Coast Inc., senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	26,516,000	10,738,980

FI-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy (continued)
e	EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	11,000,000	$6,723,750
	Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.50%, 5/01/21	United States	5,000,000	4,612,500
e	Halcon Resources Corp.,
	secured note, second lien, 144A, 8.625%, 2/01/20	United States	9,000,000	8,533,080
	[g] senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	1,100,000	588,500
	Kinder Morgan Inc.,
	senior note, MTN, 7.75%, 1/15/32	United States	22,000,000	24,728,176
	[e] senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	7,000,000	7,511,700
e	McDermott International Inc., second lien, 144A, 8.00%, 5/01/21	United States	12,592,000	10,892,080
e	NGPL PipeCo LLC, secured note, 144A, 7.119%, 12/15/17	United States	3,750,000	3,928,125
e	PetroQuest Energy Inc., second lien, 144A, 10.00%, 2/15/21	United States	1,653,000	1,140,570
e	Rex Energy Corp., second lien, 144A, 1.00% to 10/01/17, 8.00% thereafter, 10/01/20	United States	5,000,000	1,125,000
e	Sabine Pass Liquefaction LLC, senior secured bond, 144A, 5.875%, 6/30/26	United States	15,000,000	15,000,000
	Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	22,000,000	18,755,000
	Stone Energy Corp., senior bond, 7.50%, 11/15/22	United States	26,905,000	12,241,775
h	W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	45,000,000	11,250,000
	Weatherford International Ltd., senior note,
	[i] 5.125%, 9/15/20	United States	12,500,000	11,831,250
	7.75%, 6/15/21	United States	25,000,000	24,437,500
	[i] 4.50%, 4/15/22	United States	9,900,000	8,538,750
	8.25%, 6/15/23	United States	27,500,000	26,193,750

				309,157,411

	Financials 3.3%
j	Bank of America Corp., junior sub. bond,
	AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	8,000,000	8,130,000
	M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	5,000,000	5,018,750
j	Citigroup Inc., junior sub. bond,
	5.35% to 5/15/23, FRN thereafter, Perpetual	United States	10,000,000	9,420,500
	5.90% to 2/15/23, FRN thereafter, Perpetual	United States	12,500,000	12,343,750
	5.95% to 1/30/23, FRN thereafter, Perpetual	United States	4,500,000	4,452,188
	M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	16,800,000	16,735,320
	O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	25,000,000	24,031,250
	Q, 5.95% to 8/15/20, FRN thereafter, Perpetual	United States	10,000,000	9,761,500
	Iron Mountain Inc., senior sub. bond, 5.75%, 8/15/24	United States	3,000,000	3,045,000
	iStar Inc., senior note, 5.00%, 7/01/19	United States	3,500,000	3,281,250
j	JPMorgan Chase & Co., junior sub. bond,
	I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	50,000,000	51,062,500
	R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	3,200,000	3,276,000
	V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	10,000,000	9,575,000
j	Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	7,300,000	7,240,505
	Navient Corp., senior note, 6.125%, 3/25/24	United States	5,000,000	4,412,500
e	OneMain Financial Holdings Inc., senior note, 144A,
	6.75%, 12/15/19	United States	10,000,000	9,787,500
	7.25%, 12/15/21	United States	5,000,000	4,812,500
j	Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	7,900,000	8,137,000

				194,523,013

Semiannual Report	FI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Health Care 5.5%
	CHS/Community Health Systems Inc., senior note,
	8.00%, 11/15/19	United States	49,800,000	$48,866,250
	7.125%, 7/15/20	United States	15,000,000	13,981,350
	6.875%, 2/01/22	United States	33,500,000	29,480,000
e	Concordia International Corp., senior note, 144A, 9.50%, 10/21/22	Canada	5,000,000	4,687,500
	DaVita HealthCare Partners Inc., senior bond, 5.125%, 7/15/24	United States	5,000,000	5,064,875
e	Endo Finance LLC, senior note, 144A, 5.75%, 1/15/22	United States	17,500,000	15,879,500
e	Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	10,000,000	8,725,000
	senior note, 144A, 6.00%, 7/15/23	United States	10,000,000	8,850,000
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	7,500,000	8,015,625
	senior note, 7.50%, 2/15/22	United States	25,000,000	28,487,500
	senior secured bond, first lien, 5.25%, 4/15/25	United States	5,000,000	5,237,500
	senior secured note, first lien, 5.00%, 3/15/24	United States	10,400,000	10,790,000
e	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, senior note, 144A,
	5.75%, 8/01/22	United States	12,000,000	11,482,500
	5.625%, 10/15/23	United States	10,000,000	9,362,500
	5.50%, 4/15/25	United States	10,000,000	8,971,200
	Tenet Healthcare Corp., senior note,
	8.125%, 4/01/22	United States	35,000,000	36,043,000
	6.75%, 6/15/23	United States	23,200,000	22,301,000
e	Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	2,500,000	2,162,500
e	Valeant Pharmaceuticals International Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	9,400,000	7,567,000
	senior note, 144A, 6.75%, 8/15/18	United States	8,325,000	8,051,274
	senior note, 144A, 5.375%, 3/15/20	United States	15,000,000	12,890,625
	senior note, 144A, 5.875%, 5/15/23	United States	12,500,000	10,156,250
e	Vizient Inc., senior note, 144A, 10.375%, 3/01/24	United States	5,000,000	5,375,000

				322,427,949

	Industrials 2.3%
	The ADT Corp., senior note, 3.50%, 7/15/22	United States	10,500,000	9,673,125
e	Algeco Scotsman Global Finance PLC, senior secured note, first lien, 144A, 8.50%, 10/15/18	United Kingdom	9,900,000	7,969,500
e	Bombardier Inc., senior bond, 144A,
	6.125%, 1/15/23	Canada	5,000,000	4,300,000
	7.50%, 3/15/25	Canada	11,000,000	9,570,000
e	CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	12,691,882	11,359,234
	Hertz Corp., senior note, 6.75%, 4/15/19	United States	10,000,000	10,210,770
	Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	5,675,000	4,015,063
e	Prime Security Services Borrower LLC/Prime Finance Inc., secured note, second lien, 144A, 9.25%, 5/15/23	United States	6,000,000	6,375,000
	TransDigm Inc.,
	senior sub. bond, 6.50%, 7/15/24	United States	10,000,000	10,100,000
	[e] senior sub. bond, 144A, 6.375%, 6/15/26	United States	6,200,000	6,192,250
	senior sub. note, 6.00%, 7/15/22	United States	7,700,000	7,778,386
	United Rentals North America Inc., senior bond, 6.125%, 6/15/23	United States	11,400,000	11,927,250

FI-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Industrials (continued)
e	XPO Logistics Inc., senior note, 144A,
	7.875%, 9/01/19	United States	6,700,000	$6,850,750
	6.50%, 6/15/22	United States	28,480,000	27,305,200

				133,626,528

	Information Technology 3.4%
e	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	16,500,000	12,457,500
e	CommScope Inc.,
	senior bond, 144A, 5.50%, 6/15/24	United States	10,000,000	10,187,500
	senior note, 144A, 5.00%, 6/15/21	United States	8,422,000	8,634,655
e	Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
	senior note, 144A, 5.875%, 6/15/21	United States	3,600,000	3,692,808
	senior note, 144A, 7.125%, 6/15/24	United States	3,600,000	3,765,607
	senior secured bond, first lien, 144A, 5.45%, 6/15/23	United States	21,100,000	21,910,029
	senior secured bond, first lien, 144A, 6.02%, 6/15/26	United States	16,200,000	16,838,377
	senior secured note, first lien, 144A, 4.42%, 6/15/21	United States	21,400,000	22,018,974
e	First Data Corp.,
	second lien, 144A, 5.75%, 1/15/24	United States	5,000,000	4,975,000
	senior note, 144A, 7.00%, 12/01/23	United States	25,000,000	25,468,750
	senior secured note, first lien, 144A, 5.375%, 8/15/23	United States	5,000,000	5,096,300
e	Micron Technology Inc., senior secured note, 144A, 7.50%, 9/15/23	United States	5,000,000	5,358,000
e	Microsemi Corp., senior note, 144A, 9.125%, 4/15/23	United States	5,500,000	6,077,500
	NCR Corp., senior note,
	5.00%, 7/15/22	United States	5,500,000	5,417,500
	6.375%, 12/15/23	United States	7,000,000	7,175,000
e	Western Digital Corp.,
	senior note, 144A, 10.50%, 4/01/24	United States	30,000,000	32,175,000
	senior secured note, 144A, 7.375%, 4/01/23	United States	10,000,000	10,675,000

				201,923,500

	Materials 2.1%
e	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A,
	6.25%, 1/31/19	Luxembourg	7,500,000	7,659,375
	4.625%, 5/15/23	Luxembourg	15,000,000	14,887,500
	7.25%, 5/15/24	Luxembourg	10,200,000	10,480,500
e	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	14,700,000	14,289,723
e	First Quantum Minerals Ltd., senior note, 144A, 7.00%, 2/15/21	Canada	2,000,000	1,617,500
e	FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22	Australia	27,000,000	29,970,000
e	Platform Specialty Products Corp., senior note, 144A, 6.50%, 2/01/22	United States	3,500,000	3,097,500
	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
	first lien, 5.75%, 10/15/20	United States	12,500,000	12,942,750
	[e] first lien, 144A, 5.125%, 7/15/23	United States	4,300,000	4,359,125
	senior note, 9.875%, 8/15/19	United States	3,476,000	3,593,315
	[e] senior note, 144A, 7.00%, 7/15/24	United States	2,000,000	2,062,750
	senior secured note, first lien, 6.875%, 2/15/21	United States	7,900,000	8,137,000
	[e,f] senior secured note, first lien, 144A, FRN, 4.127%, 7/15/21	United States	7,600,000	7,638,000

				120,735,038

Semiannual Report	FI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Telecommunication Services 3.9%
	Consolidated Communications Inc., senior note, 6.50%, 10/01/22	United States	15,000,000	$13,537,500
	Frontier Communications Corp., senior note,
	9.25%, 7/01/21	United States	7,400,000	7,862,500
	10.50%, 9/15/22	United States	10,000,000	10,618,750
	7.125%, 1/15/23	United States	7,800,000	7,020,000
	Intelsat Jackson Holdings SA, senior bond, 5.50%, 8/01/23	Luxembourg	8,400,000	5,376,000
e	Neptune Finco Corp., senior bond, 144A, 10.875%, 10/15/25	United States	13,000,000	14,860,560
	Sprint Capital Corp., senior note, 6.90%, 5/01/19	United States	3,500,000	3,360,000
	Sprint Communications Inc.,
	11.50%, 11/15/21	United States	30,000,000	29,790,000
	senior note, 7.00%, 8/15/20	United States	7,500,000	6,740,625
	[e] senior note, 144A, 9.00%, 11/15/18	United States	11,900,000	12,718,125
	Sprint Corp.,
	senior bond, 7.875%, 9/15/23	United States	37,500,000	30,843,750
	senior bond, 7.125%, 6/15/24	United States	8,200,000	6,529,250
	senior note, 7.625%, 2/15/25	United States	15,000,000	11,943,750
	T-Mobile USA Inc.,
	senior bond, 6.625%, 4/01/23	United States	15,000,000	15,913,050
	senior note, 6.25%, 4/01/21	United States	12,000,000	12,562,440
	senior note, 6.633%, 4/28/21	United States	7,500,000	7,865,625
	senior note, 6.731%, 4/28/22	United States	5,000,000	5,276,500
e	Telecom Italia SpA, senior note, 144A, 5.303%, 5/30/24	Italy	5,000,000	5,025,000
e	Wind Acquisition Finance SA, secured note, second lien, 144A, 7.375%, 4/23/21	Italy	11,500,000	10,959,557
	Zayo Group LLC/Zayo Capital Inc., senior note, 6.375%, 5/15/25	United States	10,000,000	10,237,500

				229,040,482

	Utilities 2.3%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	15,000,000	14,643,750
	senior note, 5.375%, 1/15/23	United States	19,500,000	19,110,000
	senior note, 5.50%, 2/01/24	United States	5,000,000	4,850,000
	[e] senior secured bond, 144A, 5.25%, 6/01/26	United States	15,000,000	15,000,000
	Dynegy Inc., senior note,
	6.75%, 11/01/19	United States	38,000,000	38,285,000
	7.375%, 11/01/22	United States	20,000,000	19,400,000
	5.875%, 6/01/23	United States	8,000,000	7,080,000
e	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	25,000,000	17,812,500

				136,181,250

	Total Corporate Bonds (Cost $1,957,294,074)			1,901,469,628

f,k	Senior Floating Rate Interests 3.4%
	Consumer Discretionary 1.2%
	Belk Inc., Closing Date Term Loan, 5.75%, 12/12/22	United States	24,937,500	19,950,000
	iHeartCommunications Inc.,
	Tranche D Term Loan, 7.21%, 1/30/19	United States	35,864,664	26,360,528
	Tranche E Term Loan, 7.96%, 7/30/19	United States	13,142,769	9,668,149
	Petco Animal Supplies Inc., Tranche B-1 Term Loans, 5.00%, 1/26/23	United States	14,962,500	14,925,094

				70,903,771

FI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Senior Floating Rate Interests (continued)
	Energy 0.1%
h	W&T Offshore Inc., Second Lien Term Loan, 9.00%, 5/15/20	United States	11,000,000	$6,435,000

	Financials 0.7%
	First Eagle Investment Management, Initial Term Loans, 4.75%, 12/01/22	United States	39,800,000	39,169,846

	Health Care 0.3%
	Vizient Inc., Initial Term Loan, 6.25%, 2/10/23	United States	19,950,000	20,074,687

	Industrials 0.8%
	CEVA Group PLC, Pre-Funded L/C, 6.50%, 3/19/21	United States	5,382,266	4,453,825
	CEVA Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21	Netherlands	5,585,714	4,622,179
	CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21	Canada	963,054	796,927
	CEVA Logistics U.S. Holdings Inc., U.S. Term Loan, 6.50%, 3/19/21	United States	7,704,434	6,375,419
	Commercial Barge Line Co., Initial Term Loan, 9.75%, 11/12/20	United States	9,875,000	9,233,125
	Navistar Inc., Tranche B Term Loans, 6.50%, 8/07/20	United States	6,050,616	5,737,999
	XPO Logistics Inc., First Lien Term Loan, 5.50%, 10/29/21	United States	14,925,000	14,962,313

				46,181,787

	Information Technology 0.2%
	Western Digital Corp., U.S. Term B Loan, 6.25%, 4/29/23	United States	10,000,000	10,056,250

	Materials 0.1%
l	FMG America Finance Inc. (Fortescue Metals Group), Loans, 5.75%, 6/30/19	Australia	8,802,754	8,445,142

	Total Senior Floating Rate Interests (Cost $218,314,553)			201,266,483

			Shares
	Escrows and Litigation Trusts (Cost $62,602) 0.0%
a,c	Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	1,400,000	—

	Total Investments before Short Term Investments (Cost $4,975,612,507)			5,240,672,321

	Short Term Investments 10.6%
	Money Market Funds (Cost $620,850,617) 10.5%
a,m	Institutional Fiduciary Trust Money Market Portfolio	United States	620,850,617	620,850,617

n	Investments from Cash Collateral Received for Loaned Securities 0.1%
	Money Market Funds (Cost $2,193,000) 0.1%
a,m	Institutional Fiduciary Trust Money Market Portfolio	United States	2,193,000	2,193,000

			Principal Amount*
	Repurchase Agreements (Cost $548,698) 0.0%†
o	Joint Repurchase Agreement, 0.40%, 7/01/16 (Maturity Value $548,704)	United States	548,698	548,698
	BNP Paribas Securities Corp.

Collateralized by [p]U.S. Treasury Bill, 10/27/16; U.S. Treasury Bond, 8.75% - 9.00%, 11/15/18 - 5/15/20; U.S. Treasury Note, 0.363% - 4.75%, 9/15/16 - 3/31/21; U.S. Treasury Note, Index Linked, 2.625%, 7/15/17; and U.S. Treasury Strips,
8/15/16 - 2/15/21 (valued at $559,672)

Semiannual Report	FI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

	Country	Principal Amount*	Value

Total Investments from Cash Collateral Received for Loaned Securities (Cost $2,741,698)			$2,741,698

Total Investments (Cost $5,599,204,822) 99.6%			5,864,264,636
Other Assets, less Liabilities 0.4%			24,732,606

Net Assets 100.0%			$5,888,997,242

See Abbreviations on page FI-31.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2016, the aggregate value of these securities was $9,911,531, representing 0.2% of net assets.

dSee Note 1(e) regarding equity-linked securities.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2016, the aggregate value of these securities was $1,052,026,875, representing 17.9% of net assets.

fThe coupon rate shown represents the rate at period end.

gSee Note 7 regarding defaulted securities.

hAt June 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.

iA portion or all of the security is on loan at June 30, 2016. See Note 1(f).

jPerpetual security with no stated maturity date.

kSee Note 1(g) regarding senior floating rate interests.

lSecurity purchased on a when-issued or delayed delivery basis. See Note 1(d)

mSee Note 3(e) regarding investments in affiliated management investment companies.

nSee Note 1(f) regarding securities on loan.

oSee Note 1(c) regarding joint repurchase agreement.

pThe security is traded on a discount basis with no stated coupon rate.

FI-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Franklin Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,975,612,507
Cost - Non-controlled affiliates (Note 3e)	623,043,617
Cost - Repurchase agreements	548,698

Total cost of investments	$5,599,204,822

Value - Unaffiliated issuers	$5,240,672,321
Value - Non-controlled affiliates (Note 3e)	623,043,617
Value - Repurchase agreements	548,698

Total value of investments (includes securities loaned in the amount of $2,678,775)	5,864,264,636
Cash	1,145,137
Receivables:
Investment securities sold	11,241,511
Capital shares sold	1,360,933
Dividends and interest	43,295,458
Other assets	2,596

Total assets	5,921,310,271

Liabilities:
Payables:
Investment securities purchased	14,792,929
Capital shares redeemed	10,003,701
Management fees	2,022,479
Distribution fees	2,206,106
Payable upon return of securities loaned	2,741,698
Accrued expenses and other liabilities	546,116

Total liabilities	32,313,029

Net assets, at value	$5,888,997,242

Net assets consist of:
Paid-in capital	$6,516,515,028
Undistributed net investment income	114,134,037
Net unrealized appreciation (depreciation)	265,056,283
Accumulated net realized gain (loss)	(1,006,708,106)

Net assets, at value	$5,888,997,242

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2016 (unaudited)

Franklin Income VIP Fund

Class 1:
Net assets, at value	$662,360,607

Shares outstanding	45,059,036

Net asset value and maximum offering price per share	$14.70

Class 2:
Net assets, at value	$4,921,752,376

Shares outstanding	345,275,478

Net asset value and maximum offering price per share	$14.25

Class 4:
Net assets, at value	$304,884,259

Shares outstanding	20,925,006

Net asset value and maximum offering price per share	$14.57

FI-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2016 (unaudited)

Franklin Income VIP Fund
Investment income:
Dividends	$63,556,036
Interest	76,102,592
Income from securities loaned (net of fees and rebates)	643,258

Total investment income	140,301,886

Expenses:
Management fees (Note 3a)	12,868,273
Distribution fees: (Note 3c)
Class 2	5,926,691
Class 4	520,427
Custodian fees (Note 4)	32,269
Reports to shareholders	240,681
Professional fees	74,421
Trustees’ fees and expenses	14,842
Other	62,152

Total expenses	19,739,756
Expense reductions (Note 4)	(209)
Expenses waived/paid by affiliates (Note 3e)	(885,284)

Net expenses	18,854,263

Net investment income	121,447,623

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(53,085,640)
Foreign currency transactions	466,935

Net realized gain (loss)	(52,618,705)

Net change in unrealized appreciation (depreciation) on:
Investments	247,556,039
Translation of other assets and liabilities denominated in foreign currencies	6,414

Net change in unrealized appreciation (depreciation)	247,562,453

Net realized and unrealized gain (loss)	194,943,748

Net increase (decrease) in net assets resulting from operations	$316,391,371

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Income VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$121,447,623	$280,263,160
Net realized gain (loss)	(52,618,705)	(198,185,492)
Net change in unrealized appreciation (depreciation)	247,562,453	(544,397,831)

Net increase (decrease) in net assets resulting from operations	316,391,371	(462,320,163)

Distributions to shareholders from:
Net investment income:
Class 1	(33,648,018)	(32,196,540)
Class 2	(243,664,291)	(260,631,132)
Class 4	(14,419,491)	(15,803,892)

Total distributions to shareholders	(291,731,800)	(308,631,564)

Capital share transactions: (Note 2)
Class 1	52,709,878	(31,781,112)
Class 2	(3,067,770)	(463,715,750)
Class 4	(3,155,246)	(31,713,868)

Total capital share transactions	46,486,862	(527,210,730)

Net increase (decrease) in net assets	71,146,433	(1,298,162,457)
Net assets:
Beginning of period	5,817,850,809	7,116,013,266

End of period	$5,888,997,242	$5,817,850,809

Undistributed net investment income included in net assets:
End of period	$114,134,037	$284,418,214

FI-22	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Semiannual Report	FI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the

FI-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2016.

d. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund purchases securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes.

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in

Semiannual Report	FI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

h. Income and Deferred Taxes (continued)

certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary.

Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FI-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

Shares of Beneficial Interest

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	4,785,593	$67,213,855	1,738,174	$27,618,019
Shares issued in reinvestment of distributions	2,331,810	33,648,018	2,040,338	32,196,540
Shares redeemed	(3,330,652)	(48,151,995)	(5,869,235)	(91,595,671)

Net increase (decrease)	3,786,751	$52,709,878	(2,090,723)	$(31,781,112)

Class 2 Shares:
Shares sold	13,766,595	$198,995,920	21,413,080	$334,630,165
Shares issued in reinvestment of distributions	17,417,033	243,664,291	17,001,378	260,631,132
Shares redeemed	(31,552,736)	(445,727,981)	(69,202,126)	(1,058,977,047)

Net increase (decrease)	(369,108)	$(3,067,770)	(30,787,668)	$(463,715,750)

Class 4 Shares:
Shares sold	973,176	$13,969,897	2,745,531	$43,147,056
Shares issued in reinvestment of distributions	1,008,356	14,419,491	1,010,479	15,803,892
Shares redeemed	(2,182,132)	(31,544,634)	(5,843,737)	(90,664,816)

Net increase (decrease)	(200,600)	$(3,155,246)	(2,087,727)	$(31,713,868)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Semiannual Report	FI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

3. Transactions With Affiliates (continued)

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.454% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35%, per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	589,053,827	665,929,014	(631,939,224)	623,043,617	$623,043,617	$—	$—	3.2%

f. Other Affiliated Transactions

At June 30, 2016, Franklin Templeton Variable Insurance Products Trust — Franklin Founding Funds Allocation VIP Fund owned 5.4% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, the custodian fees were reduced as noted in the Statement of Operations.

FI-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2015, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$51,901,081
2017	521,405,875
2018	157,561,044
Capital loss carryforwards not subject to expiration:
Short term	73,992,456
Long term	144,130,633

Total capital loss carryforwards	$948,991,089

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$5,592,883,388

Unrealized appreciation	$666,310,350
Unrealized depreciation	(394,929,102)

Net unrealized appreciation (depreciation)	$271,381,248

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and equity-linked securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $1,358,778,213 and $1,379,809,114, respectively.

At June 30, 2016, in connection with securities lending transactions, the Fund loaned corporate bonds and received $2,741,698 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Credit Risk and Defaulted Securities

At June 30, 2016, the Fund had 32.7% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2016, the aggregate value of these securities was $11,327,480, representing 0.2% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities

Semiannual Report	FI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

8. Restricted Securities (continued)

may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
75,000	[a]Rex Energy Corp. (Value is 0.0%[b] of Net Assets)	12/16/14	$3,860,972	$43,527

a The Fund also invests in unrestricted securities or other investments in the issuer, valued at $1,125,000 as of June, 30, 2016.

bRounds to less than 0.1% of net assets.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$459,517,401	$1,198,497	$43,527		$460,759,425
Financials	302,829,183	5,996,875	—		308,826,058
Industrials	369,981,539	—	9,911,531		379,893,070
Information Technology	352,975,600	32,599,469	—		385,575,069
All Other Equity Investments [b]	1,318,659,321	—	—		1,318,659,321
Equity-Linked Securities	—	252,213,267	—		252,213,267
Convertible Bonds	—	32,010,000	—		32,010,000
Corporate Bonds		1,901,469,628			1,901,469,628
Senior Floating Rate Interests	—	201,266,483	—		201,266,483
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	623,043,617	548,698	—		623,592,315

Total Investments in Securities	$3,427,006,661	$2,427,302,917	$9,955,058		$5,864,264,636

aIncludes common, preferred and convertible preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FNMA	Federal National Mortgage Association

FRN	Floating Rate Note

L/C	Letter of Credit

MTN	Medium Term Note

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Franklin Large Cap Growth VIP Fund

This semiannual report for Franklin Large Cap Growth VIP Fund covers the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 shares had a -6.34% total return for the six-month period ended June 30, 2016.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN LARGE CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large capitalization companies. For this Fund, large capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. Smaller or midsized companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Investments in foreign securities may involve special risks including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index (S&P 500®), generated a +3.84% total return.2

Economic and Market Overview

For the six-month period ended June 30, 2016, the U.S. economy grew moderately, as measured by gross domestic product in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and nonresidential fixed investment contributed to the moderation. Although the unemployment rate rose from 4.7% in May to 4.9% in June, the increase was due to additional people entering the labor force, and for the entire period under review, unemployment declined slightly.3 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period, and rose to the highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index, remained subdued overall even though it spiked to the highest level in three years in April mainly due to a rebound in energy prices.

After raising its target range for the federal funds rate to 0.25%–0.50% at its December meeting, the Federal Reserve (Fed) maintained the rate through period-end. Although the Fed indicated a potential interest rate hike in June, subsequent reports showed job additions slowed substantially in May. Consequently, at its June meeting, the Fed kept the federal funds rate unchanged, and indicated that in determining the timing and size of future adjustments to the target range, it will assess realized and expected economic conditions relative to its objectives of maximum employment and 2.00% inflation. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

U.S. equity markets rose for the period under review, as investors generally remained confident due to the Fed’s continued caution surrounding further interest rate increases, the European Central Bank expanding its quantitative easing measures and cutting its benchmark interest rate to zero, the People’s Bank of China introducing further easing measures and the Bank of Japan adopting a negative interest rate policy. The rally in crude oil prices near period-end also boosted investor confidence. However, the U.K.’s historic referendum to leave the European Union (also known as the “Brexit”), global economic growth concerns and China’s slowing economy weighed on market sentiment. Despite periods of volatility, the broad U.S. stock market ended the six-month period higher, as measured by the S&P 500.

Investment Strategy

We are a research driven, fundamental investor, pursuing a growth strategy. As a “bottom-up” investor focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation.

Manager’s Discussion

Looking back on the key factors impacting the Fund’s returns during the six months under review, we would like to remind

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

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FRANKLIN LARGE CAP GROWTH VIP FUND

shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. However, we recognize that a sector-based discussion can be a helpful way to organize a portfolio review of key performance drivers. We employed our long-held strategy: bottom-up, individual-company, fundamental research aimed at opportunistically finding what we believed to be outstanding large-cap companies across all sectors, at valuations we believed understated their fair worth, with future growth potential being a key driver of estimated worth.

For the six months ended June 30, 2016, some sectors represented in the Fund’s portfolio contributed to absolute performance. Fund performance relative to the Fund’s benchmark, the S&P 500, was aided by stock selection in the materials sector and an underweighting in the financials sector. In materials, select positions contributed to the Fund’s relative performance with a notable standout in construction materials manufacturer Martin Marietta Materials. Martin Marietta Materials experienced boosted performance as a stronger residential construction environment and the passage of a federal highway bill in December 2015 supported strong demand for cement and other construction materials. The company has enjoyed solid profit margins and meaningful pricing growth for its products. In addition, Martin Marietta sold its California cement plant, which contributed to margin expansion, and purchased additional assets in Colorado, which led the company to benefit from the Denver metropolitan area’s strong housing environment. Share buybacks also supported the company’s share price, as did disciplined capital allocation, in our view.

Within the financials sector, key contributors included relatively significantly weighted positions in Equinix and American Tower. Data center provider Equinix benefited from the rising adoption of cloud computing technology. The company also acquired data center and colocation center company TelecityGroup, which we believe could provide Equinix with a dominant position in the European market. Shares of American Tower, a real estate investment trust that leases antenna space to different providers, increased during the period after concerns that telecommunication company clients, such as AT&T and Sprint, may discontinue the company’s services were alleviated. Near the beginning of the period, investors were concerned that American Tower would face a hard negotiation with AT&T, who was vocal about cutting costs associated with the company. A popular technology news site also disclosed that Sprint was considering alternative structures as well, but this turned out to be untrue and American Tower retained its interests.

Key contributors from other sectors included Diamondback Energy and Edwards Lifesciences. Texas-based oil and natural gas provider Diamondback Energy weathered the volatility of oil prices in the first quarter of 2016 and benefited later during the period when oil prices recovered slightly. Similar to its competitors, the company reduced drilling and spending due to lower oil prices, but Diamondback was able to raise capital through equity issuance, kept its leverage ratios low and maintained its production growth through the downturn of the cycle. The company’s terrestrial location in the Permian Basin of West Texas also provided relatively low U.S. oil drilling costs, providing an advantageous position for Diamondback during a period where oil prices declined to historic lows. Shares of medical devices company Edwards Lifesciences rose due to the company’s greater-than-expected sales and profits in 2015’s fourth quarter as well as company management’s higher guidance for 2016 sales and profits. In addition, the company released data showing low mortality and stroke rates in studies of its transcatheter heart valves in patients deemed to be under intermediate risk for potential traditional surgical valve replacement procedures.

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FRANKLIN LARGE CAP GROWTH VIP FUND

Conversely, detractors from the Fund’s relative performance included stock selection in the health care, information technology (IT) and consumer discretionary sectors along with an overweighted position in IT. In health care, some holdings that detracted included pharmaceutical firm Allergan and biopharmaceutical company Celgene. Allergan’s shares fell following news that Pfizer canceled its planned acquisition of Allergan after the U.S. government issued new rules related to mergers that could result in the reduction of a company’s tax rate. Shares of the Fund’s largest biotechnology position, Celgene, declined during the period due primarily to the general decline of the health care sector. Additionally, a lack of fundamental catalysts further deterred the company’s performance.

In IT and consumer discretionary, some detractors included network security solutions provider Palo Alto Networks and coffee and tea manufacturer and retailer Starbucks. Palo Alto Networks experienced difficulties during the period when investors became concerned about slowing product growth. The company appeared to be more focused on selling subscriptions than comparables, which may be attributed to the competitive security space in 2015. Shares of Starbucks delivered solid results on an absolute basis during the period, but fell moderately short of investor expectations. The company’s premium valuation declined slightly as its recent quarters failed to outperform expectations. Nonetheless, we believe Starbucks should continue to be a core holding due to its consistent growth profile.

Key detractors from other sectors included financial services provider Charles Schwab, research-based biopharmaceutical company Gilead Sciences and commercial real estate services and investment firm CBRE Group. Shares of Charles Schwab declined due primarily to its dependence on the historically low U.S. interest rates and the Fed’s policies surrounding rate increases. Gilead underperformed due to weak first quarter 2016 results, management turnover and new management’s inability to execute on a strategy that we believe would return the company to growth. In particular, the company did not make any medium or large sized acquisitions that would bolster growth. CBRE was negatively impacted by concerns of slowing commercial real estate transactions. However, the company continued to obtain market share and outpace the industry. We believe a strong balance sheet will allow the company to navigate a prolonged downturn in commercial real estate activity.

Top 10 Holdings
6/30/16
Company Sector/Industry	% of Total Net Assets
Facebook Inc. Information Technology	4.7%
Alphabet Inc. Information Technology	4.4%
Visa Inc. Information Technology	3.9%
Allergan PLC Health Care	3.5%
SBA Communications Corp. Telecommunication Services	3.4%
Celgene Corp. Health Care	3.4%
Amazon.com Inc. Consumer Discretionary	3.4%
MasterCard Inc. Information Technology	3.3%
Apple Inc. Information Technology	2.5%
Monster Beverage Corp. Consumer Staples	2.5%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Thank you for your participation in Franklin Large Cap Growth VIP Fund. We look forward to to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LARGE CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Fund-Level Expenses Incurred During Period* 1/1/16–6/30/16
Actual	$1,000	$ 936.60	$5.06
Hypothetical (5% return before expenses)	$1,000	$1,019.64	$5.27

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (1.05%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Large Cap Growth VIP Fund

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.42	$23.26	$20.91	$16.43	$14.75	$15.07

Income from investment operations[a]:

Net investment income (loss)[b]	(0.02)	(0.06)	0.11	0.24	0.21	0.15

Net realized and unrealized gains (losses)	(1.13)	1.56	2.54	4.48	1.65	(0.33)

Total from investment operations	(1.15)	1.50	2.65	4.72	1.86	(0.18)

Less distributions from:

Net investment income	—	(0.13)	(0.30)	(0.24)	(0.18)	(0.14)

Net realized gains	(0.27)	(6.21)	—	—	—	—

Total distributions	(0.27)	(6.34)	(0.30)	(0.24)	(0.18)	(0.14)

Net asset value, end of period	$17.00	$18.42	$23.26	$20.91	$16.43	$14.75

Total return[c]	(6.23)%	5.89%	12.74%	28.92%	12.65%	(1.22)%

Ratios to average net assets[d]

Expenses	0.80%	0.78%	0.79%	0.79%	0.80%	0.80%

Net investment income (loss)	(0.23)%	(0.27)%	0.50%	1.27%	1.31%	0.99%

Supplemental data

Net assets, end of period (000’s)	$42,266	$47,864	$54,971	$54,291	$46,756	$48,666

Portfolio turnover rate	17.35%	23.23%	93.53%	28.27%	33.88%	56.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Large Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.09	$22.94	$20.62	$16.20	$14.54	$14.86

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)	(0.11)	0.06	0.19	0.17	0.11

Net realized and unrealized gains (losses)	(1.11)	1.54	2.50	4.42	1.62	(0.33)

Total from investment operations	(1.15)	1.43	2.56	4.61	1.79	(0.22)

Less distributions from:

Net investment income	—	(0.07)	(0.24)	(0.19)	(0.13)	(0.10)

Net realized gains	(0.27)	(6.21)	—	—	—	—

Total distributions	(0.27)	(6.28)	(0.24)	(0.19)	(0.13)	(0.10)

Net asset value, end of period	$16.67	$18.09	$22.94	$20.62	$16.20	$14.54

Total return[c]	(6.34)%	5.62%	12.46%	28.63%	12.37%	(1.51)%

Ratios to average net assets[d]

Expenses	1.05%	1.03%	1.04%	1.04%	1.05%	1.05%

Net investment income (loss)	(0.48)%	(0.52)%	0.25%	1.02%	1.06%	0.74%

Supplemental data

Net assets, end of period (000’s)	$188,608	$223,807	$256,098	$285,477	$278,989	$293,226

Portfolio turnover rate	17.35%	23.23%	93.53%	28.27%	33.88%	56.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FLG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2016 (unaudited)

Franklin Large Cap Growth VIP Fund
		Shares	Value
	Common Stocks 98.5%
	Consumer Discretionary 14.0%
a	Amazon.com Inc.	10,869	$7,778,074
a	Buffalo Wild Wings Inc.	8,868	1,232,209
a	Charter Communications Inc., A	13,227	3,024,221
	Delphi Automotive PLC (United Kingdom)	16,539	1,035,341
	Lowe’s Cos. Inc.	36,621	2,899,285
	Newell Brands Inc.	25,144	1,221,244
	NIKE Inc., B	41,227	2,275,730
a	The Priceline Group Inc.	1,890	2,359,495
	Starbucks Corp.	87,516	4,998,914
a	Under Armour Inc., A	32,912	1,320,759
	The Walt Disney Co.	42,894	4,195,891

			32,341,163

	Consumer Staples 6.9%
	Constellation Brands Inc., A	32,850	5,433,390
a	Monster Beverage Corp.	35,565	5,715,651
	Reynolds American Inc.	44,868	2,419,731
a	WhiteWave Foods Co., A	48,482	2,275,745

			15,844,517

	Energy 3.1%
	Anadarko Petroleum Corp.	42,990	2,289,217
a	Diamondback Energy Inc.	27,704	2,526,882
	Halliburton Co.	52,730	2,388,142

			7,204,241

	Financials 9.3%
a	Affiliated Managers Group Inc.	13,296	1,871,678
	American Tower Corp.	30,987	3,520,433
	BlackRock Inc.	6,351	2,175,408
a	CBRE Group Inc.	93,603	2,478,608
	The Charles Schwab Corp.	127,404	3,224,595
	Equinix Inc.	8,973	3,479,101
	Moody’s Corp.	18,739	1,756,032
a	Signature Bank	24,559	3,067,910

			21,573,765

	Health Care 16.2%
a,b	Acerta Pharma BV (Netherlands)	9,780,975	520,348
a	Allergan PLC	34,867	8,057,415
a	Biogen Inc.	11,954	2,890,716
a	Celgene Corp.	79,073	7,798,970
a	Edwards Lifesciences Corp.	41,620	4,150,762
a	Envision Healthcare Holdings Inc.	78,387	1,988,678
	Gilead Sciences Inc.	41,454	3,458,093
a	Heron Therapeutics Inc.	58,452	1,055,058
a	Illumina Inc.	13,708	1,924,329
a	Impax Laboratories Inc.	30,480	878,434
a	Incyte Corp.	16,260	1,300,475
	Medtronic PLC	26,784	2,324,048
a	Regeneron Pharmaceuticals Inc.	3,065	1,070,390

			37,417,716

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Industrials 4.2%
	Allegiant Travel Co.	10,149	$1,537,573
	General Electric Co.	80,230	2,525,640
	Hexcel Corp.	40,001	1,665,642
a	IHS Inc., A	19,155	2,214,510
	Raytheon Co.	4,231	575,204
	Roper Technologies Inc.	7,010	1,195,626

			9,714,195

	Information Technology 37.4%
a	Adobe Systems Inc.	38,070	3,646,725
a	Alphabet Inc., A	7,970	5,607,134
a	Alphabet Inc., C	6,546	4,530,487
	Apple Inc.	61,315	5,861,714
	Broadcom Ltd. (Singapore)	16,639	2,585,701
a	BroadSoft Inc.	31,077	1,275,089
a	Cognizant Technology Solutions Corp., A	39,049	2,235,165
a	Electronic Arts Inc.	58,172	4,407,111
a	Facebook Inc., A	94,714	10,823,916
a	Fiserv Inc.	22,573	2,454,362
	MasterCard Inc., A	85,879	7,562,505
	Microsoft Corp.	92,891	4,753,233
a	Mobileye NV (Israel)	31,229	1,440,906
	NVIDIA Corp.	18,034	847,778
a	NXP Semiconductors NV (Netherlands)	47,622	3,730,708
a	Palo Alto Networks Inc.	17,547	2,151,964
a	Red Hat Inc.	32,895	2,388,177
a	Salesforce.com Inc.	37,264	2,959,134
a	ServiceNow Inc.	31,383	2,083,831
a	Tyler Technologies Inc.	22,699	3,784,150
a	ViaSat Inc.	22,618	1,614,925
	Visa Inc., A	120,007	8,900,919
	Xilinx Inc.	12,575	580,085

			86,225,719

	Materials 3.2%
a	Axalta Coating Systems Ltd.	80,389	2,132,720
	Ecolab Inc.	20,671	2,451,581
	Martin Marietta Materials Inc.	14,291	2,743,872

			7,328,173

	Telecommunication Services 4.2%
a	SBA Communications Corp.	73,501	7,933,698
a	T-Mobile U.S. Inc.	42,405	1,834,864

			9,768,562

	Total Common Stocks (Cost $164,978,391)		227,418,051

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

		Principal Amount	Value
	Short Term Investments (Cost $4,941,497) 2.1%
	Repurchase Agreements 2.1%
c	Joint Repurchase Agreement, 0.382%, 7/01/16 (Maturity Value $4,941,549)	$4,941,497	$4,941,497

BNP Paribas Securities Corp. (Maturity Value $1,602,693)
Deutsche Bank Securities Inc. (Maturity Value $494,106)
HSBC Securities (USA) Inc. (Maturity Value $2,724,572)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $120,178)

Collateralized by U.S. Government Agency Securities, 0.187% - 5.50%, 7/18/16 - 5/06/21;
U.S. Government Agency Securities, Strips, 6/01/17; and U.S. Treasury Note, 0.75% - 3.25%, 11/30/16 - 9/30/20 (valued at $5,042,403)

	Total Investments (Cost $169,919,888) 100.6%		232,359,548
	Other Assets, less Liabilities (0.6)%		(1,485,859)

	Net Assets 100.0%		$230,873,689

aNon-income producing.

bSee Note 7 regarding restricted securities.

cSee Note 1(c) regarding joint repurchase agreement.

FLG-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Franklin Large Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$164,978,391
Cost - Repurchase agreements	4,941,497

Total cost of investments	$169,919,888

Value - Unaffiliated issuers	$227,418,051
Value - Repurchase agreements	4,941,497

Total value of investments	232,359,548
Receivables:
Investment securities sold	819,435
Capital shares sold	463,211
Dividends	70,916
Other assets	114

Total assets	233,713,224

Liabilities:
Payables:
Investment securities purchased	2,189,564
Capital shares redeemed	372,621
Management fees	144,375
Distribution fees	80,521
Accrued expenses and other liabilities	52,454

Total liabilities	2,839,535

Net assets, at value	$230,873,689

Net assets consist of:
Paid-in capital	$165,158,178
Undistributed net investment income (loss)	(515,999)
Net unrealized appreciation (depreciation)	62,403,868
Accumulated net realized gain (loss)	3,827,642

Net assets, at value	$230,873,689

Class 1:
Net assets, at value	$42,265,876

Shares outstanding	2,485,663

Net asset value and maximum offering price per share	$17.00

Class 2:
Net assets, at value	$188,607,813

Shares outstanding	11,314,459

Net asset value and maximum offering price per share	$16.67

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FLG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2016 (unaudited)

Franklin Large Cap Growth VIP Fund
Investment income:
Dividends	$669,515
Interest	4,475

Total investment income	673,990

Expenses:
Management fees (Note 3a)	892,171
Distribution fees - Class 2 (Note 3c)	243,482
Custodian fees (Note 4)	1,218
Reports to shareholders	29,694
Professional fees	17,684
Trustees’ fees and expenses	671
Other	5,069

Total expenses	1,189,989

Net investment income (loss)	(515,999)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	4,318,281
Foreign currency transactions	(2,434)

Net realized gain (loss)	4,315,847

Net change in unrealized appreciation (depreciation) on investments	(21,317,538)

Net realized and unrealized gain (loss)	(17,001,691)

Net increase (decrease) in net assets resulting from operations	$(17,517,690)

FLG-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Large Cap Growth VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(515,999)	$(1,428,248)
Net realized gain (loss)	4,315,847	3,534,624
Net change in unrealized appreciation (depreciation)	(21,317,538)	15,220,871

Net increase (decrease) in net assets resulting from operations	(17,517,690)	17,327,247

Distributions to shareholders from:
Net investment income:
Class 1	—	(286,901)
Class 2	—	(675,379)
Net realized gains:
Class 1	(673,017)	(13,634,161)
Class 2	(3,070,097)	(63,414,142)

Total distributions to shareholders	(3,743,114)	(78,010,583)

Capital share transactions: (Note 2)
Class 1	(1,942,011)	3,730,750
Class 2	(17,594,143)	17,554,979

Total capital share transactions	(19,536,154)	21,285,729

Net increase (decrease) in net assets	(40,796,958)	(39,397,607)
Net assets:
Beginning of period	271,670,647	311,068,254

End of period	$230,873,689	$271,670,647

Undistributed net investment income (loss) included in net assets:
End of period	$(515,999)	$—

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FLG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Large Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Large Cap Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2016, 47.66% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country

FLG-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2016.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the

Semiannual Report	FLG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FLG-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	4,983	$83,004	5,480	$124,849
Shares issued in reinvestment of distributions	39,404	673,017	740,482	13,921,062
Shares redeemed	(157,123)	(2,698,032)	(510,479)	(10,315,161)

Net increase (decrease)	(112,736)	$(1,942,011)	235,483	$3,730,750

Class 2 Shares:
Shares sold	315,688	$5,299,478	700,609	$14,776,651
Shares issued in reinvestment of distributions	183,399	3,070,097	3,468,048	64,089,521
Shares redeemed	(1,558,860)	(25,963,718)	(2,958,403)	(61,311,193)

Net increase (decrease)	(1,059,773)	$(17,594,143)	1,210,254	$17,554,979

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.750% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Semiannual Report	FLG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

3. Transactions With Affiliates (continued)

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, there were no credits earned.

5. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$170,249,970

Unrealized appreciation	$67,732,234
Unrealized depreciation	(5,622,656)

Net unrealized appreciation (depreciation)	$62,109,578

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $41,580,516 and $66,836,376, respectively.

7. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
9,780,975	Acerta Pharma BV (Value is 0.2% of Net Assets)	5/06/15	$562,683	$520,348

FLG-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Health Care	$36,897,368	$—	$520,348	$37,417,716
All Other Equity Investments[b]	190,000,335	—	—	190,000,335
Short Term Investments	—	4,941,497	—	4,941,497

Total Investments in Securities	$226,897,703	$4,941,497	$520,348	$232,359,548

Receivables:
Investment Securities Sold	$—	$—	$819,435	$819,435

aIncludes common stocks.

bFor detailed categories, see the accompanying Statement of Investments.

Semiannual Report	FLG-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

9. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2016, the reconciliation of assets is as follows:

	Balance at Beginning of Period	Purchases (Sales)	Transfers Into (Out of) Level 3		Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Assets:
Investments in Securities:
Equity Investments:[a]
Health Care	$2,694,736	$(2,277,653)	$—		$—	$1,589,929	$(1,486,664)	$520,348	$(649,948)

Receivables:
Investment Securities Sold	$—	$—	$813,595	[b]	$—	$—	$5,840	$819,435	$5,840

aIncludes common stocks.

bThe receivable was transferred into Level 3 as a result of it being discounted to reflect the current fair value.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2016, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount		Impact to Fair Value if Input Increases[a]
Assets:

Investments in Securities:

Equity Investments:[b]

Health Care	$520,348	Probability Weighted Discounted Cash Flow Model	Free Cash Flow[c]	$3,000 (mil	)	Increase
			Discount for lack of marketability	12.5%		Decrease[d]
Receivables:

Investment Securities Sold	$819,435	Discounted Cash Flow Model	Discount Rate	1.2%		Decrease

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes common stocks.

cIncludes probability assumptions for various outcomes of contingent payments for clinical trials and regulatory approvals.

dRepresents a significant impact to fair value and net assets.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

FLG-20	Semiannual Report

Franklin Mutual Global Discovery VIP Fund

This semiannual report for Franklin Mutual Global Discovery VIP Fund covers the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 shares had a -0.52% total return* for the six-month period ended June 30, 2016.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	MGD-1

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI World Index, posted a +1.02% total return, and the Standard & Poor’s® 500 Index generated a +3.84% total return for the same period.1

Economic and Market Overview

The global economy expanded during the six months under review. An improvement in commodity prices including a rally in crude oil prices, accommodative monetary policy from various global central banks, finalization of the new debt deal for Greece and encouraging Chinese trade data toward period-end boosted market sentiment. However, global equity market volatility increased after the U.S. Federal Reserve’s (Fed’s) June decision to keep its federal funds target range unchanged, while providing a cautious stance on further interest rate hikes. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (EU), also known as the “Brexit,” contributed to volatile global stock markets.

Oil prices fell at the beginning of the review period, largely due to a strong global supply, but recovered in the period’s second half amid oilfield outages and continued demand growth. Meanwhile, commodity prices increased for most of the review period as oversupply for a host of commodities shrank and the market appeared to be on the path of rebalancing after hitting a glut-induced bottom earlier in the year. Gold prices continued to rise following the Brexit referendum as some investors turned to safe haven investing. The U.S. dollar generally depreciated against most currencies during the period, which increased returns of many foreign assets in U.S. dollar terms. In this environment, global developed market stocks overall, as measured by the MSCI World Index, rose slightly during the period.2

The U.S. economy grew moderately, as measured by gross domestic product (GDP) in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and non-residential fixed investment contributed to the moderation. The Fed maintained its target interest rate during the review period after raising it for the first time in nine years at its December 2015 meeting. The Fed kept its target rate unchanged in its June meeting mainly due to a substantial slowdown in job additions toward period-end. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

In Europe, slower U.K. economic growth continued in 2016’s first quarter as output slowed in construction, production and agriculture. Immediate effects of the Brexit materialized as U.K. stocks significantly declined and the pound sterling hit a three-decade low amid intensified selling. Credit rating agencies Standard & Poor’s and Fitch also downgraded the U.K.’s credit rating. In the eurozone, despite investors’ concerns about banking sector weakness, low corporate earnings and post-Brexit political repercussions, some regions benefited due to rising consumer spending resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone’s annual inflation rate remained in negative territory for most of the review period; however, it rose marginally above zero in June.

Japan’s economy posted mixed results, contracting in 2015’s fourth quarter stemming from declining private and household consumption. However, the economy expanded during 2016’s first quarter as private consumption increased and business investment decreased less than anticipated. The Bank of Japan (BOJ) took several actions during the review period. In January,

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

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to boost lending and support inflation, the BOJ introduced a negative interest rate on excess reserves held at the central bank by financial institutions. In April, the BOJ further reduced its GDP and inflation forecasts for fiscal year 2016, and decided against additional quantitative easing measures. However, after the U.K.’s vote in June to leave the EU, the BOJ hinted at carrying out flexible open market operations to stabilize its financial markets.

In emerging markets, economic growth generally moderated during the review period. Brazil’s economy witnessed its longest recession since the 1930s amid political and economic turmoil, while Russia’s economy continued to contract. The Bank of Russia reduced its key interest rate in an attempt to revive its economy. China’s economic growth slowed marginally in 2016’s first quarter compared to the previous quarter, but remained largely in line with the government’s target. The People’s Bank of China cut its cash reserve requirement ratio for the country’s banks and effectively devalued the renminbi against the U.S. dollar to the lowest level in more than five years. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period under review.2

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

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In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Economic and political uncertainty influenced markets during the six months under review. The year 2016 began with severe economic uncertainty. Brent oil prices plunged below US$30 per barrel as fears of a global recession spread. Global equity markets dropped from the start of the year, continuing a downward move from mid-2015 highs, before bottoming in mid-February. Commodity and equity prices rose over the following four months, before a late June surprise: the Brexit, ending a 43-year relationship with the rest of Europe. Uncertainty about the future status of the U.K. as well as implications for the EU and the global economy weighed on markets at the end of the period.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were down from mid-2015 highs, reflecting increased uncertainty among investors regarding the consequences of Brexit in addition to long-standing concerns about China, commodity prices, interest rates and geopolitical events.

Following the momentous decision by U.K. voters on June 23 to leave the EU, we believe it is probable that the U.K. will face a heightened risk of an economic slowdown, as businesses will likely put investment decisions on hold while waiting for greater clarity. The negative impact on the rest of the EU will likely be less severe, although economic growth in the region was already running at a modest pace before the vote, and we do not believe the region will be immune. Among the region’s equity markets, we believe that financial and domestically oriented cyclical stocks were being perceived by some investors as more vulnerable. Those stocks that were viewed as defensive, as well as stocks with what we consider attractive dividend yields, will likely remain in favor among many investors, in our view, causing them to trade at even higher valuation multiples. Within the U.K., large multinational companies that generate most of their earnings abroad should benefit from the

Top 10 Sectors/Industries
6/30/16
% of Total Net Assets
Banks	13.6%
Insurance	8.4%
Pharmaceuticals	7.8%
Oil, Gas & Consumable Fuels	7.0%
Software	6.4%
Tobacco	5.3%
Media	4.5%
Health Care Equipment & Supplies	4.2%
Food & Staples Retailing	4.1%
Communications Equipment	2.6%

precipitous fall of the British pound that followed the Brexit vote. In this respect, the Fund’s exposure to U.K. equities was predominantly through a number of these global companies. Also, the Fund has only a modest exposure to European financials, particularly in banks.

Although the Brexit vote is clearly a negative surprise, we do not believe it will usher in a new global financial crisis similar to the one experienced eight years ago. While markets reacted brutally to the U.K.’s decision to leave the EU, we have not seen any systemic shock like the one that followed the fall of Lehman Brothers in 2008. We also believe that, eventually, the U.K. and the EU will come to an acceptable agreement concerning trade relations.

Three of the Fund’s top 10 positions at period-end were in health care.3 Merck, Medtronic and Switzerland-based Novartis are global companies that meet important customer needs with products protected by intellectual property. This focus on innovation that improves the lives of customers gives us confidence in the sustainability of their businesses. In addition, we feel that each has strong financial characteristics, including the ability to invest in research and development and acquisitions, while also providing material returns to shareholders, and trading at valuations that are attractive from our perspective as value investors.

The Fund also featured two information technology firms among its larger positions: Microsoft and Symantec.4 Microsoft features a strong global business based on innovation and meeting customer needs, including its fast-growing cloud business,

3. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

4. The information technology sector comprises communications equipment, Internet software and services, IT services, semiconductors and semiconductor equipment, and software in the SOI.

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while also returning excess capital to shareholders through dividends and share buybacks. Symantec also competes through innovation in providing security software to individuals and enterprises. Following a restructuring of its activities, the company is now focused on the fast-growing market for web-related security, while also returning capital to shareholders. In our view, these firms, like the health care firms mentioned previously, share these positive attributes as well as valuations that we, as value investors, find compelling.

Merger and acquisition (M&A) activity continued to be strong in the first half of 2016, helping to support valuations. Although deal volumes remained near historical highs, regulators globally continued to be more aggressive in their scrutiny of potentially negative effects of high concentration. We were disappointed to see regulators successfully sue to block the merger of Office Depot and Staples. Less surprising was the collapse of Halliburton’s attempt to acquire Baker Hughes (a Fund holding) on antitrust grounds, or the largest failure, Pfizer’s withdrawn attempt to acquire Allergan in the face of the U.S. Treasury Department’s new rules on tax inversions. We continue to be active in this space and work to ensure the potential rewards are big enough to outweigh the clear risks that exist in the current environment.

Turning to Fund performance, top contributors included British American Tobacco, oil and gas company Royal Dutch Shell and medical technology company Stryker.

Shares of U.K.-based British American Tobacco rose as many equity market investors showed a preference for defensive stocks (perceived to be less sensitive to economic conditions and/or having an attractive dividend yield, such as consumer staples) amid tepid global economic conditions, the low interest-rate environment and the late June U.K. referendum result in favor of leaving the EU. In our view, British American Tobacco remains an attractive position given the current management team, its portfolio of brands and track record of returning capital to shareholders.

Royal Dutch Shell is a U.K.-based oil and gas exploration and production company. Improved crude oil prices during the period helped many energy sector stocks, including Royal Dutch Shell. In January, company shareholders approved the acquisition of BG Group and both companies released quarterly results indicating strong cash flow and results in their natural gas operations. In June, investors reacted favorably to Royal Dutch Shell’s strategy update, which included an upward revision to synergies related to the BG Group acquisition, including a lower cost base, a limit on capital spending, and an implicit lower oil-price breakeven point. The company also reiterated its intention to dispose of US$30 billion in assets through 2018, maintain its dividend, eliminate the scrip dividend, and buy back US$25 billion of its shares over time. Shares of Royal Dutch Shell did not follow the broad equity market decline after the June U.K. Brexit referendum result. The company is a U.S. dollar-based business that reports and declares its dividends in U.S. dollars, with some level of British pound-based costs, resulting in what we consider a more attractive valuation in its local market, given the decline in the pound.

U.S.-based medical technology company Stryker announced solid quarterly results in January and May that reflected strong organic growth, market share gains in many of its business segments and operating margin leverage that drove earnings growth. Along with the earnings results in May, Stryker raised its sales and earnings guidance for 2016. Beyond earnings, Stryker announced two strategic acquisitions in February. In our view, the deals were priced at full valuation but involved good-quality assets that offer Stryker the potential to enhance the value of existing assets and drive further value for Stryker shareholders.

During the period under review, Fund investments that detracted from performance included insurer NN Group, bank holding company Barclays and financial services company Citigroup.

NN Group is a Netherlands-based insurer spun out of ING Groep in 2014. Shares of NN Group followed the broad-based decline of European financial stocks in late June following the U.K.’s vote to leave the EU. In our view, the outcome had negative implications for the insurance sector by increasing economic uncertainty, adding immediate downward pressure on global interest rates and increasing the possibility that the U.S. Fed will further delay its next interest rate hike. Shares of NN Group also declined in January and early February as Europe’s financial sector was hurt by the potentially detrimental effect of the European Central Bank’s negative interest rate policy.

Shares of U.K.-based bank Barclays dropped sharply in late June after the U.K. Brexit vote. Investors feared the decision could lead to an increase in bad loans and reduced investment banking revenues if the U.K. economy slips into recession. Barclays’ stock had already significantly declined in January and early February as Europe’s financial sector was hindered by

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Top 10 Equity Holdings
6/30/16
Company Sector/Industry, Country	% of Total Net Assets
Microsoft Corp.	3.1%
Software, U.S.
Merck & Co. Inc.	2.8%
Pharmaceuticals, U.S.
Medtronic PLC	2.3%
Health Care Equipment & Supplies, U.S.
Royal Dutch Shell, PLC	2.2%
Oil, Gas & Consumable Fuels, U.K.
British American Tobacco PLC	1.9%
Tobacco, U.K.
Wells Fargo & Co.	1.9%
Banks, U.S.
Chubb Ltd.	1.8%
Insurance, U.S.
Vodafone Group PLC	1.7%
Wireless Telecommunication Services, U.K.
American International Group Inc.	1.7%
Insurance, U.S.
Novartis AG	1.7%
Pharmaceuticals, Switzerland

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

the detrimental effects of low interest rates, ongoing concerns about the health of the global economy, and challenging conditions in capital markets. In addition, the bank’s share price was negatively impacted by a disappointing strategic update in early March that included limited downsizing of the investment banking unit and a dividend cut to fund an accelerated rundown of its non-core activities.

Citigroup is a U.S.-based diversified financial services company. Shares of the lender followed the broad-based decline of global financial stocks in late June after the U.K. Brexit vote. The stock also dropped sharply in January and early February, driven by ongoing investor concerns about global economic health (an area of particular relevance for Citigroup given its significant presence outside the U.S.), scaled back expectations regarding potential interest rate hikes by the U.S. Fed, concerns regarding financial sector exposure to energy companies and the challenging conditions for capital market operations. Citigroup’s stock price was further impacted in mid-January by a weak set of quarterly results, including soft revenue and higher credit costs, due in part to a US$250 million charge to cover potential future losses in its oil and gas portfolio. However, we continue to view Citigroup as a cheaply valued bank with best-in-class capital levels that is focused on controlling costs, scaling back its non-core activities and returning excess capital to shareholders.

During the period, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance, and currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Global Discovery VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Fund-Level Expenses Incurred During Period* 1/1/16–6/30/16
Actual	$1,000	$994.80	$6.20
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.27

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.25%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Financial Highlights

Franklin Mutual Global Discovery VIP Fund

	Six Months Ended June 30, 2016 (unaudited)		Year Ended December 31,
			2015	2014		2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.85		$22.61	$23.31		$20.55	$19.66	$21.16

Income from investment operations[a]:

Net investment income[b]	0.29		0.37	0.68	[c]	0.46	0.43	0.52

Net realized and unrealized gains (losses)	(0.37)		(1.17)	0.76		5.03	2.21	(1.09)

Total from investment operations	(0.08)		(0.80)	1.44		5.49	2.64	(0.57)

Less distributions from:

Net investment income	—		(0.69)	(0.57)		(0.58)	(0.64)	(0.50)

Net realized gains	—		(1.27)	(1.57)		(2.15)	(1.11)	(0.43)

Total distributions	—		(1.96)	(2.14)		(2.73)	(1.75)	(0.93)

Net asset value, end of period	$19.77		$19.85	$22.61		$23.31	$20.55	$19.66

Total return[d]	(0.40)%		(3.39)%	5.98%		27.95%	13.63%	(2.73)%

Ratios to average net assets[e]

Expenses[f]	1.00%	[g,h]	1.02% [g,h]	1.00%	[g]	0.97% [g]	0.99%	0.97% [g]

Expenses incurred in connection with securities sold short	—%	[i]	0.02%	0.03%		—% [i]	—% [i]	—% [i]

Net investment income	3.03%		1.71%	2.85%	[c]	2.13%	2.12%	2.34%

Supplemental data

Net assets, end of period (000’s)	$2,754		$2,632	$2,313		$2,465	$1,136	$974

Portfolio turnover rate	8.70%		21.88%	22.18%		15.58%	25.63%	26.17% [j]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)		Year Ended December 31,
			2015	2014		2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.37		$22.11	$22.84		$20.17	$19.30	$20.80

Income from investment operations[a]:

Net investment income[b]	0.26		0.32	0.60	[c]	0.42	0.38	0.43

Net realized and unrealized gains (losses)	(0.36)		(1.16)	0.75		4.92	2.15	(1.04)

Total from investment operations	(0.10)		(0.84)	1.35		5.34	2.53	(0.61)

Less distributions from:

Net investment income	—		(0.63)	(0.51)		(0.52)	(0.55)	(0.46)

Net realized gains	—		(1.27)	(1.57)		(2.15)	(1.11)	(0.43)

Total distributions	—		(1.90)	(2.08)		(2.67)	(1.66)	(0.89)

Net asset value, end of period	$19.27		$19.37	$22.11		$22.84	$20.17	$19.30

Total return[d]	(0.52)%		(3.65)%	5.71%		27.61%	13.36%	(2.96)%

Ratios to average net assets[e]

Expenses[f]	1.25%	[g,h]	1.27% [g,h]	1.25%	[g]	1.22% [g]	1.24%	1.22% [g]

Expenses incurred in connection with securities sold short	—%	[i]	0.02%	0.03%		—% [i]	—%[i]	—% [i]

Net investment income	2.78%		1.46%	2.60%	[c]	1.88%	1.87%	2.09%

Supplemental data

Net assets, end of period (000’s)	$597,645		$629,366	$685,711		$684,780	$660,465	$712,161

Portfolio turnover rate	8.70%		21.88%	22.18%		15.58%	25.63%	26.17% [j]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.15%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)		Year Ended December 31,
			2015	2014		2013	2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.66		$22.39	$23.10		$20.38	$19.50	$21.02

Income from investment operations[a]:

Net investment income[b]	0.25		0.30	0.61	[c]	0.40	0.36	0.40

Net realized and unrealized gains (losses)	(0.37)		(1.17)	0.73		4.97	2.19	(1.05)

Total from investment operations	(0.12)		(0.87)	1.34		5.37	2.55	(0.65)

Less distributions from:

Net investment income	—		(0.59)	(0.48)		(0.50)	(0.56)	(0.44)

Net realized gains	—		(1.27)	(1.57)		(2.15)	(1.11)	(0.43)

Total distributions	—		(1.86)	(2.05)		(2.65)	(1.67)	(0.87)

Net asset value, end of period	$19.54		$19.66	$22.39		$23.10	$20.38	$19.50

Total return[d]	(0.61)%		(3.74)%	5.60%		27.52%	13.27%	(3.08)%

Ratios to average net assets[e]

Expenses[f]	1.35%	[g,h]	1.37% [g,h]	1.35%	[g]	1.32% [g]	1.34%	1.32% [g]

Expenses incurred in connection with securities sold short	—%	[i]	0.02%	0.03%		—% [i]	—% [i]	—% [i]

Net investment income	2.68%		1.36%	2.50%	[c]	1.78%	1.77%	1.99%

Supplemental data

Net assets, end of period (000’s)	$45,021		$49,054	$59,961		$70,354	$62,346	$66,695

Portfolio turnover rate	8.70%		21.88%	22.18%		15.58%	25.63%	26.17% [j]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.05%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

MGD-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2016 (unaudited)

Franklin Mutual Global Discovery VIP Fund
		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests 86.3%
	Aerospace & Defense 0.6%
	B/E Aerospace Inc.	United States	65,840	$3,040,163
a	KLX Inc.	United States	32,920	1,020,520

				4,060,683

	Auto Components 0.7%
	Cie Generale des Etablissements Michelin, B	France	30,800	2,913,028
a,b	International Automotive Components Group Brazil LLC	Brazil	424,073	6,981
a,b,c	International Automotive Components Group North America LLC	United States	4,052,916	1,788,009

				4,708,018

	Automobiles 1.3%
	General Motors Co.	United States	214,110	6,059,313
	Hyundai Motor Co.	South Korea	20,953	2,462,942

				8,522,255

	Banks 13.6%
	Barclays PLC	United Kingdom	2,052,511	3,793,230
d	BNP Paribas SA	France	117,870	5,201,139
	Capital Bank Financial Corp., A	United States	78,494	2,260,627
e	Capital Bank Financial Corp., B, 144A, non-voting	United States	269,922	7,773,754
	CIT Group Inc.	United States	174,912	5,581,442
	Citigroup Inc.	United States	229,050	9,709,429
	Citizens Financial Group Inc.	United States	310,923	6,212,242
a	Commerzbank AG	Germany	276,968	1,790,418
	HSBC Holdings PLC	United Kingdom	586,355	3,642,619
	JPMorgan Chase & Co.	United States	131,280	8,157,739
	KB Financial Group Inc.	South Korea	56,047	1,585,034
	PNC Financial Services Group Inc.	United States	105,531	8,589,168
	Societe Generale SA	France	118,614	3,714,005
	Standard Chartered PLC	United Kingdom	374,211	2,817,201
	SunTrust Banks Inc.	United States	111,578	4,583,624
	Wells Fargo & Co.	United States	256,320	12,131,626

				87,543,297

	Beverages 1.3%
	PepsiCo Inc.	United States	76,807	8,136,933

	Chemicals 0.3%
	Syngenta AG	Switzerland	4,660	1,785,991

	Communications Equipment 2.6%
	Cisco Systems Inc.	United States	359,180	10,304,874
	Nokia Corp., ADR	Finland	519,486	2,955,876
	Nokia OYJ, A	Finland	611,269	3,463,630

				16,724,380

	Construction Materials 0.5%
a	LafargeHolcim Ltd., B	Switzerland	78,676	3,267,621

	Consumer Finance 0.4%
a	Ally Financial Inc.	United States	151,600	2,587,812

	Diversified Financial Services 0.4%
	Voya Financial Inc.	United States	101,650	2,516,854

Semiannual Report	MGD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Telecommunication Services 0.9%
	China Telecom Corp. Ltd., H	China	13,642,104	$6,083,906
a,f,g	Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	—

				6,083,906

	Energy Equipment & Services 1.3%
	Baker Hughes Inc.	United States	178,964	8,076,645

	Food & Staples Retailing 4.1%
	CVS Health Corp.	United States	46,236	4,426,635
	Empire Co. Ltd., A	Canada	252,979	3,761,107
	Metro AG	Germany	226,924	6,918,987
a	Rite Aid Corp.	United States	391,098	2,929,324
	Walgreens Boots Alliance Inc.	United States	102,904	8,568,816

				26,604,869

	Health Care Equipment & Supplies 4.8%
	Medtronic PLC	United States	168,500	14,620,745
	St. Jude Medical Inc.	United States	103,840	8,099,520
	Stryker Corp.	United States	69,848	8,369,886

				31,090,151

	Health Care Providers & Services 0.4%
	Cigna Corp.	United States	20,116	2,574,647

	Hotels, Restaurants & Leisure 1.7%
	Accor SA	France	233,913	9,006,625
	Sands China Ltd.	Hong Kong	648,800	2,165,886

				11,172,511

	Independent Power & Renewable Electricity Producers 0.7%
	NRG Energy Inc.	United States	299,277	4,486,162

	Industrial Conglomerates 1.8%
	Jardine Strategic Holdings Ltd.	Hong Kong	103,903	3,135,793
	Koninklijke Philips NV	Netherlands	328,294	8,160,512

				11,296,305

	Insurance 8.4%
a	Alleghany Corp.	United States	2,730	1,500,353
	The Allstate Corp.	United States	98,929	6,920,084
	American International Group Inc.	United States	204,833	10,833,617
	China Pacific Insurance Group Co. Ltd., H	China	845,908	2,845,697
	Chubb Ltd.	United States	88,840	11,612,276
	MetLife Inc.	United States	100,526	4,003,951
	NN Group NV	Netherlands	323,882	8,913,625
	XL Group PLC	Ireland	235,290	7,837,510

				54,467,113

	Internet Software & Services 0.4%
a	LinkedIn Corp., A	United States	13,756	2,603,323

	IT Services 0.7%
	Xerox Corp.	United States	503,738	4,780,474

	Machinery 0.7%
	Caterpillar Inc.	United States	58,695	4,449,668

MGD-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests (continued)
	Marine 1.3%
	A.P. Moeller-Maersk AS, B	Denmark	6,595	$8,567,811

	Media 4.5%
	CBS Corp., B	United States	91,632	4,988,446
a	Charter Communications Inc., A	United States	30,386	6,947,455
a	DISH Network Corp., A	United States	90,990	4,767,876
a	Liberty Global PLC LiLAC, C	United Kingdom	10,735	348,784
a	Liberty Global PLC, C	United Kingdom	86,040	2,465,046
	Time Warner Inc.	United States	66,132	4,863,347
	Twenty-First Century Fox Inc., B	United States	170,160	4,636,860

				29,017,814

	Metals & Mining 1.1%
	Freeport-McMoRan Inc., B	United States	186,260	2,074,937
	ThyssenKrupp AG	Germany	242,203	4,841,686

				6,916,623

	Multiline Retail 0.3%
	Macy’s Inc.	United States	58,280	1,958,791

	Oil, Gas & Consumable Fuels 7.0%
	Anadarko Petroleum Corp.	United States	29,831	1,588,501
	Apache Corp.	United States	70,011	3,897,512
	BP PLC	United Kingdom	1,028,014	6,005,958
	China Shenhua Energy Co. Ltd., H	China	2,009,534	3,693,515
	CONSOL Energy Inc.	United States	219,381	3,529,840
	Kinder Morgan Inc.	United States	296,590	5,552,165
	Marathon Oil Corp.	United States	444,196	6,667,382
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	327,191	8,959,297
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	179,410	4,898,138
a,b,c	Warrior Met Coal LLC, A	United States	1,841	185,603
a,b,c	Warrior Met Coal LLC, B	United States	4,306	434,115

				45,412,026

	Paper & Forest Products 0.0%†
a	Verso Corp.	United States	36,624	732

	Pharmaceuticals 7.8%
	Eli Lilly & Co.	United States	133,748	10,532,655
	GlaxoSmithKline PLC	United Kingdom	262,323	5,612,244
	Merck & Co. Inc.	United States	316,208	18,216,743
	Novartis AG, ADR	Switzerland	129,601	10,693,378
	Teva Pharmaceutical Industries Ltd., ADR	Israel	100,252	5,035,658

				50,090,678

	Semiconductors & Semiconductor Equipment 0.2%
	SK Hynix Inc.	South Korea	53,632	1,507,432

	Software 6.4%
a	Check Point Software Technologies Ltd.	Israel	95,512	7,610,396
	Microsoft Corp.	United States	386,252	19,764,515
	Open Text Corp.	Canada	86,150	5,096,634
	Symantec Corp.	United States	425,161	8,732,807

				41,204,352

Semiannual Report	MGD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/Units		Value
	Common Stocks and Other Equity Interests (continued)
	Specialty Retail 0.8%
	Kingfisher PLC	United Kingdom	1,151,830		$4,953,117

	Technology Hardware, Storage & Peripherals 2.3%
	EMC Corp.	United States	299,800		8,145,566
	Hewlett Packard Enterprise Co.	United States	190,760		3,485,185
	HP Inc.	United States	190,760		2,394,038
	Lenovo Group Ltd.	China	1,500,454		903,160

					14,927,949

	Tobacco 5.3%
	Altria Group Inc.	United States	131,874		9,094,031
	British American Tobacco PLC	United Kingdom	188,332		12,161,833
	Philip Morris International Inc.	United States	41,509		4,222,296
	Reynolds American Inc.	United States	159,669		8,610,949

					34,089,109

	Wireless Telecommunication Services 1.7%
	Vodafone Group PLC	United Kingdom	3,618,505		10,983,918

	Total Common Stocks and Other Equity Interests (Cost $493,160,569)				557,169,970

	Preferred Stocks 1.7%
	Automobiles 0.8%
h	Volkswagen AG, 0.157%, pfd.	Germany	40,296		4,843,885

	Diversified Financial Services 0.9%
a,b	Hightower Holding LLC, pfd., A, Series 2	United States	2,172,000		5,821,394

	Total Preferred Stocks (Cost $12,871,859)				10,665,279

			Principal Amount*
	Corporate Bonds, Notes and Senior Floating Rate Interests 3.7%
e	Avaya Inc., senior note, 144A, 10.50%, 3/01/21	United States	1,270,000		285,750
i,j	Belk Inc., Closing Date Term Loan, 5.75%, 12/12/22	United States	1,945,125		1,556,100
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	5,184,000		3,959,280
	[i,j]Tranche D Term Loan, 7.21%, 1/30/19	United States	6,889,154		5,063,528
	[i,j]Tranche E Term Loan, 7.96%, 7/30/19	United States	2,213,881		1,628,586
e	Valeant Pharmaceuticals International,
	senior bond, 144A, 6.75%, 8/15/21	United States	487,000		417,602
	senior bond, 144A, 7.25%, 7/15/22	United States	241,000		207,911
	senior note, 144A, 6.375%, 10/15/20	United States	2,995,000		2,590,675
i,j,k	Veritas Software Corp.,
	Term B1, 6.625%, 6/15/23	United States	20,948	EUR	19,840
	Term Loan B1, 6.625%, 1/27/23	United States	2,004,775		1,754,178
	Term Loan B2, 8.625%, 1/27/23	United States	1,935,027		1,661,705
e	Veritas U.S. Inc./Veritas Bermuda Ltd., senior note, 144A, 10.50%, 2/01/24	United States	2,419,000		2,068,245
e	Western Digital Corp., senior note, 144A, 10.50%, 4/01/24	United States	2,318,000		2,486,055

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $27,363,872)				23,699,455

MGD-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization 0.8%
b,l	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	595	$—
i,j,l	Caesars Entertainment Operating Co. Inc., Term B-7 Loans, 1.50%, 3/01/17	United States	1,176,090	1,188,831
i,j,l	Texas Competitive Electric Holdings Co. LLC, Term Loans, 3.50%, 10/10/17	United States	5,912,264	1,983,074
e,l	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/20	United States	5,895,000	2,019,037
e,l,m	Walter Energy Inc., second lien, 144A, PIK, 11.50%, 4/01/20	United States	801,340	280

	Total Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization (Cost $12,095,094)			5,191,222

			Shares
	Companies in Liquidation 0.1%
a	Adelphia Recovery Trust	United States	5,379,562	11,297
a,f	Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	386,774	3,868
a,f,g	Century Communications Corp., Contingent Distribution	United States	1,074,000	—
a,b	FIM Coinvestor Holdings I, LLC	United States	2,077,368	—
a,n	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	17,348,669	542,146
a,g	NewPage Corp., Litigation Trust	United States	4,854,000	—
a,f,g	Tribune Media Litigation Trust, Contingent Distribution	United States	56,925	—

	Total Companies in Liquidation (Cost $1,632,483)			557,311

			Principal Amount*
	Municipal Bonds (Cost $2,115,492) 0.2%
	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	2,261,000	1,512,044

	Total Investments before Short Term Investments (Cost $549,239,369)			598,795,281

	Short Term Investments 7.5%
	U.S. Government and Agency Securities 6.7%
o	FHLB, 7/01/16	United States	11,900,000	11,900,000
o,p	U.S. Treasury Bill, 7/07/16 - 12/08/16	United States	31,000,000	30,982,921

	Total U.S. Government and Agency Securities (Cost $42,871,955)			42,882,921

	Total Investments before Money Market Funds and Repurchase Agreements (Cost $592,111,324)			641,678,202

			Shares
q	Investments from Cash Collateral Received for Loaned Securities 0.8%
	Money Market Funds (Cost $4,344,000) 0.7%
a,r	Institutional Fiduciary Trust Money Market Portfolio	United States	4,344,000	4,344,000

Semiannual Report	MGD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Principal Amount*	Value
	Investments from Cash Collateral Received for Loaned Securities (continued)
	Repurchase Agreements (Cost $1,086,324) 0.1%
s	Joint Repurchase Agreement, 0.40%, 7/01/16 (Maturity Value 1,086,336)	United States	1,086,324	$1,086,324
	BNP Paribas Securities Corp.

Collateralized by [o]U.S. Treasury Bill, 10/27/16; U.S. Treasury Bond, 8.75% - 9.00%, 11/15/18 - 5/15/20; U.S. Treasury Note, 0.363% - 4.75%, 9/15/16 - 3/31/21; U.S. Treasury Note, Index Linked, 2.625%, 7/15/17; and U.S. Treasury Strips, 8/15/16 - 2/15/21 (valued at $1,108,051)

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $5,430,324)			5,430,324

	Total Investments (Cost $597,541,648) 100.3%			647,108,526
	Securities Sold Short (0.6)%			(3,554,567)
	Other Assets, less Liabilities 0.3%			1,866,113

	Net Assets 100.0%			$645,420,072

			Shares
t	Securities Sold Short (Proceeds $3,486,096) (0.6)%
	Common Stocks (0.6)%
	Health Care Equipment & Supplies (0.6)%
	Abbott Laboratories	United States	90,424	$(3,554,567)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cAt June 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at period end.

dA portion or all of the security is on loan at June 30, 2016. See Note 1(h).

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2016, the aggregate value of these securities was $17,849,309, representing 2.8% of net assets.

fContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

gSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2016, the aggregate value of these securities was $-.

hVariable rate security. The rate shown represents the yield at period end.

iSee Note 1(i) regarding senior floating rate interests.

jThe coupon rate shown represents the rate at period end.

kSecurity purchased on a when-issued or delayed delivery basis. See Note 1(d).

lSee Note 7 regarding credit risk and defaulted securities.

mIncome may be received in additional securities and/or cash.

nBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

oThe security is traded on a discount basis with no stated coupon rate.

pA portion or all of the security has been segregated as collateral for securities sold short and open forward contracts. At June 30, 2016, the aggregate value of these securities and/or cash pledged amounted to $5,374,722, representing 0.8% of net assets.

qSee Note 1(h) regarding securities on loan.

rSee Note 3(e) regarding investments in affiliated management investment companies.

sSee Note 1(c) regarding joint repurchase agreement.

tSee Note 1(g) regarding securities sold short.

MGD-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

At June 30, 2016 , the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	207	$28,740,656	9/19/16	$802,876	—
GBP/USD	Short	219	18,133,200	9/19/16	1,725,498	—

Total Futures Contracts			$46,873,856		$2,528,374	—

Net unrealized appreciation (depreciation)					$2,528,374

At June, 30, 2016 the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
South Korean Won	BOFA	Buy	203,895,016	$174,909	7/12/16	$2,402	$(459)
South Korean Won	BOFA	Sell	2,460,910,507	2,141,843	7/12/16	7,390	(64)
South Korean Won	FBCO	Sell	1,958,645,921	1,706,881	7/12/16	8,012	—
South Korean Won	HSBC	Buy	202,880,750	172,291	7/12/16	3,682	—
South Korean Won	HSBC	Sell	2,263,081,028	1,969,641	7/12/16	9,993	(3,279)
Canadian Dollar	HSBC	Buy	83,520	64,125	7/19/16	519	—
Canadian Dollar	HSBC	Sell	170,991	130,596	7/19/16	—	(1,750)
Canadian Dollar	SSBT	Buy	578,177	446,271	7/19/16	2,107	(872)
Canadian Dollar	SSBT	Sell	5,350,408	4,176,476	7/19/16	35,506	(221)
British Pound	BOFA	Buy	1,168,799	1,657,685	8/19/16	—	(98,482)
British Pound	BOFA	Sell	87,210	116,861	8/19/16	622	(101)
British Pound	BONY	Sell	52,452	70,658	8/19/16	686	—
British Pound	FBCO	Sell	25,065	33,872	8/19/16	434	—
British Pound	HSBC	Sell	149,357	199,942	8/19/16	881	(184)
British Pound	SSBT	Buy	57,587	81,039	8/19/16	—	(4,217)
British Pound	SSBT	Sell	15,088,998	21,954,930	8/19/16	1,826,109	(230)
Euro	BOFA	Buy	1,239,103	1,380,666	8/19/16	6,260	(9,036)
Euro	BOFA	Sell	17,838	20,208	8/19/16	372	—
Euro	BONY	Buy	1,354,681	1,510,659	8/19/16	5,025	(9,271)
Euro	FBCO	Buy	1,885,685	2,096,660	8/19/16	10,708	(10,476)
Euro	HSBC	Buy	1,332,250	1,484,817	8/19/16	6,289	(9,636)
Euro	SSBT	Buy	1,500,925	1,673,164	8/19/16	7,238	(11,366)
Euro	SSBT	Sell	42,127,397	48,151,109	8/19/16	1,305,204	—

Total Forward Exchange Contracts						$3,239,439	$(159,644)

Net unrealized appreciation (depreciation)						$3,079,795

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page MGD-34.

Semiannual Report	MGD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Franklin Mutual Global Discovery VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$592,111,324
Cost - Non-controlled affiliates (Note 3e)	4,344,000
Cost - Repurchase agreements	1,086,324

Total cost of investments	$597,541,648

Value - Unaffiliated issuers	$641,678,202
Value - Non-controlled affiliates (Note 3e)	4,344,000
Value - Repurchase agreements	1,086,324

Total value of investments (includes securities loaned in the amount of $5,201,095)	647,108,526
Cash	382,648
Restricted cash (Note 1e)	3,400,000
Foreign currency, at value (cost and $558,534)	554,999
Receivables:
Investment securities sold	3,144,833
Capital shares sold	47,895
Dividends and interest	2,591,334
European Union tax reclaims	295,461
Due from brokers	5,061,455
Variation margin	330,769
Unrealized appreciation on OTC forward exchange contracts	3,239,439
Other assets	103,577

Total assets	666,260,936

Liabilities:
Payables:
Investment securities purchased	7,117,834
Capital shares redeemed	229,641
Management fees	496,718
Distribution fees	277,424
Securities sold short, at value (proceeds $3,486,096)	3,554,567
Payable upon return of securities loaned	5,430,324
Due to brokers	3,400,000
Unrealized depreciation on OTC forward exchange contracts	159,644
Accrued expenses and other liabilities	174,712

Total liabilities	20,840,864

Net assets, at value	$645,420,072

Net assets consist of:
Paid-in capital	$507,790,976
Undistributed net investment income	19,021,183
Net unrealized appreciation (depreciation)	55,053,830
Accumulated net realized gain (loss)	63,554,083

Net assets, at value	$645,420,072

MGD-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2016 (unaudited)

Franklin Mutual Global Discovery VIP Fund

Class 1:
Net assets, at value	$2,754,446

Shares outstanding	139,328

Net asset value and maximum offering price per share	$19.77

Class 2:
Net assets, at value	$597,644,787

Shares outstanding	31,014,267

Net asset value and maximum offering price per share	$19.27

Class 4:
Net assets, at value	$45,020,839

Shares outstanding	2,303,695

Net asset value and maximum offering price per share	$19.54

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2016 (unaudited)

Franklin Mutual Global Discovery VIP Fund
Investment income:
Dividends (net of foreign taxes of $591,941)	$11,213,920
Interest	1,416,949
Income from securities loaned (net of fees and rebates)	231,423

Total investment income	12,862,292

Expenses:
Management fees (Note 3a)	3,003,533
Distribution fees: (Note 3c)
Class 2	739,006
Class 4	79,762
Custodian fees (Note 4)	14,338
Reports to shareholders	73,761
Professional fees	69,711
Trustees’ fees and expenses	1,639
Dividends on securities sold short	10,364
Other	18,135

Total expenses	4,010,249
Expense reductions (Note 4)	(588)
Expenses waived/paid by affiliates (Note 3e)	(6,619)

Net expenses	4,003,042

Net investment income	8,859,250

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	17,460,328
Foreign currency transactions	(1,249,979)
Futures contracts	(430,004)
Securities sold short	(125,155)

Net realized gain (loss)	15,655,190

Net change in unrealized appreciation (depreciation) on:
Investments	(33,204,832)
Translation of other assets and liabilities denominated in foreign currencies	2,231,725
Futures contracts	1,985,026

Net change in unrealized appreciation (depreciation)	(28,988,081)

Net realized and unrealized gain (loss)	(13,332,891)

Net increase (decrease) in net assets resulting from operations	$(4,473,641)

MGD-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Global Discovery VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$8,859,250	$10,694,516
Net realized gain (loss)	15,655,190	57,004,189
Net change in unrealized appreciation (depreciation)	(28,988,081)	(93,151,143)

Net increase (decrease) in net assets resulting from operations	(4,473,641)	(25,452,438)

Distributions to shareholders from:
Net investment income:
Class 1	—	(79,470)
Class 2	—	(18,967,567)
Class 4	—	(1,406,194)
Net realized gains:
Class 1	—	(146,560)
Class 2	—	(38,175,344)
Class 4	—	(3,020,502)

Total distributions to shareholders	—	(61,795,637)

Capital share transactions: (Note 2)
Class 1	128,335	643,019
Class 2	(27,582,757)	24,374,278
Class 4	(3,704,488)	(4,702,254)

Total capital share transactions	(31,158,910)	20,315,043

Net increase (decrease) in net assets	(35,632,551)	(66,933,032)
Net assets:
Beginning of period	681,052,623	747,985,655

End of period	$645,420,072	$681,052,623

Undistributed net investment income included in net assets:
End of period	$19,021,183	$10,161,933

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Mutual Global Discovery VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2016, 51.94% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a

MGD-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair

Semiannual Report	MGD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2016.

d. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund purchases securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2016, the Fund had OTC derivatives in a net liability position for such contracts of $94,656.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged

MGD-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

f. Restricted Cash

At June 30, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

h. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

Semiannual Report	MGD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

MGD-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	13,955	$266,819	29,371	$659,819
Shares issued in reinvestment of distributions	—	—	11,573	226,030
Shares redeemed	(7,227)	(138,484)	(10,639)	(242,830)

Net increase (decrease)	6,728	$128,335	30,305	$643,019

Class 2 Shares:
Shares sold	754,545	$14,161,497	2,941,446	$64,431,215
Shares issued in reinvestment of distributions	—	—	2,996,482	57,142,910
Shares redeemed	(2,228,840)	(41,744,254)	(4,457,652)	(97,199,847)

Net increase (decrease)	(1,474,295)	$(27,582,757)	1,480,276	$24,374,278

Class 4 Shares:
Shares sold	79,340	$1,477,095	121,580	$2,592,251
Shares issued in reinvestment of distributions	—	—	228,652	4,426,697
Shares redeemed	(271,273)	(5,181,583)	(532,685)	(11,721,202)

Net increase (decrease)	(191,933)	$(3,704,488)	(182,453)	$(4,702,254)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	MGD-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $200 million
0.935%	Over $200 million, up to and including $700 million
0.900%	Over $700 million, up to and including $1.2 billion
0.875%	Over $1.2 billion, up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	In excess of $10 billion

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.940% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	—	74,008,000	(69,664,000)	4,344,000	$4,344,000	$—	$—	—%[a]

a Amount rounds to less than 0.1%.

MGD-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$597,705,934

Unrealized appreciation	$127,653,884
Unrealized depreciation	(78,251,292)

Net unrealized appreciation (depreciation)	$49,402,592

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2016, aggregated $53,520,394 and $96,425,420, respectively.

At June 30, 2016, in connection with securities lending transactions, the Fund loaned equity investments and received $5,430,324 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Credit Risk And Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2016, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $5,191,222, representing 0.8% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Semiannual Report	MGD-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

8. Restricted Securities (continued)

At June 30, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value
595	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$595	$—
2,077,368	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,172,000	Hightower Holding LLC, pfd., A, Series 2	6/10/10 - 5/10/12	5,430,000	5,821,394
424,073	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	281,629	6,981
4,052,916	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	3,247,714	1,788,009
1,841	Warrior Met Coal LLC, A	9/19/14 - 12/04/14	2,420,000	185,603
4,306	Warrior Met Coal LLC, B	03/31/16 - 06/23/16	344,500	434,115

	Total Restricted Securities (Value is 1.3% of Net Assets)		$11,724,438	$8,236,102

9. Other Derivative Information

At June 30, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	2,528,374	[a]	Variation margin	—
	Unrealized appreciation on OTC forward exchange contracts	3,239,439		Unrealized depreciation on OTC forward exchange contracts	159,644

Totals		$5,767,813			$159,644

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Period	Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Foreign currency transactions	(1,201,867)[a]	Translation of other assets and liabilities denominated in foreign currencies	2,253,295	[a]
	Futures contracts	(430,004)	Futures contracts	1,985,026

Totals		$(1,631,871)		$4,238,321

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

For the period ended June, 30 2016, the average month end fair value of derivatives represented 0.5% of average month end net assets. The average month end number of open derivative contracts for the period was 51.

See Note 1(d) regarding derivative financial instruments.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

11. Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$2,913,028	$—	$1,794,990		$4,708,018
Banks	79,769,543	7,773,754	—		87,543,297
Diversified Financial Services	2,516,854	—	5,821,394		8,338,248
Oil, Gas & Consumable Fuels	44,792,308	—	619,718		45,412,026
All Other Equity Investments[b]	421,833,660	—	—	[c]	421,833,660
Corporate Bonds, Notes and Senior Floating Rate Interests	—	23,699,455	—		23,699,455
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	5,191,222	—	[c]	5,191,222
Companies in Liquidation	11,297	546,014	—	[c]	557,311
Municipal Bonds	—	1,512,044	—		1,512,044
Short Term Investments	35,326,921	12,986,324	—		48,313,245

Total Investments in Securities	$587,163,611	$51,708,813	$8,236,102		$647,108,526

Other Financial Instruments:
Futures Contracts	$2,528,374	$—	$—		$2,528,375
Forward Exchange Contracts	—	3,239,439	—		3,239,439

Total Other Financial Instruments	$2,528,374	$3,239,439	$—		$5,767,814

Liabilities:
Other Financial Instruments:
Securities Sold Short	$3,554,567	$—	$—		$3,554,567
Forward Exchange Contracts	—	159,644	—		159,644

Total Other Financial Instruments	$3,554,567	$159,644	$—		$3,714,211

aIncludes common and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2016.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2016, the reconciliation of assets is as follows:

	Balance at Beginning of Period		Purchases	Sales	Transfers Into Level 3[a]	Transfers Out of Level 3[b]	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Assets
Investments in Securities:
Equity Investments:[c]
Auto Components	$2,192,388		$—	$—	$—	$—	$—	$—	$(397,398)	$1,794,990		$(397,398)
Diversified Financial Services	5,157,849		—	—	—	—	—	—	663,545	5,821,394		663,545
Oil, Gas & Consumable Fuels	—		344,500	—	221,058	—	—	—	54,160	619,718		54,160
Corporate Bonds and Notes in Reorganization	2,053	[d]	—	—	—	(280)	—	—	(1,773)	—	[d]	—

Total Investments in Securities	$7,352,290		$344,500	$—	$221,058	$(280)	$—	$—	$318,534	$8,236,102		$320,307

aThe investments were transferred into Level 3 as result of the unavailability of other significant observable valuation inputs. May include amounts related to a corporate action.

bThe investments were transferred out of Level 3 as a result of the availability of other significant observable valuation inputs.

cIncludes common and preferred stocks as well as other equity investments.

dIncludes securities determined to have no value.

Significant unobservable valuation inputs developed by the VC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2016, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Input	Amount/ Range	Impact to Fair Value if Input Increases[a]
Assets:

Investments in Securities

Equity Investments:[b]

Auto Components	$1,788,009	Market comparables	Discount for lack of marketability Average EV / EBITDA multiple	10% 3.2x	Decrease Increase	[c] [d]
Diversified Financial Services	5,821,394	Discounted Cash Flow Model	Cost of Equity Long-term revenue growth rate Adjusted EBITDA margin	17% 6.2% - 24.3% 12.5% - 21.5%	Decrease Increase Increase	[d] [d] [d]
All Other Investments[e]	626,699
Total	$8,236,102

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes common and preferred stocks.

cRepresents a significant impact to fair value but not net assets.

dRepresents a significant impact to fair value and net assets.

eIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

11. Fair Value Measurements (continued)

Abbreviations List

EBITDA	Earnings before interest, taxes, depreciation and amortization

EV	Enterprise value

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt

BONY	Bank of New York Mellon	GBP	British Pound	FHLB	Federal Home Loan Bank

FBCO	Credit Suisse Group AG	USD	United States Dollar	GO	General Obligation

HSBC	HSBC Bank USA, N.A.			PIK	Payment-In-Kind

SSBT	State Street Bank and Trust Co.

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Franklin Mutual Shares VIP Fund

We are pleased to bring you Franklin Mutual Shares VIP Fund’s semiannual report for the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 shares delivered a +4.37% total return* for the six-month period ended June 30, 2016.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goals and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index, generated a +3.84% total return for the period under review.1

Economic and Market Overview

The global economy expanded during the six months under review. An improvement in commodity prices including a rally in crude oil prices, accommodative monetary policy from various global central banks, finalization of the new debt deal for Greece and encouraging Chinese trade data toward period-end boosted market sentiment. However, global equity market volatility increased after the U.S. Federal Reserve’s (Fed’s) June decision to keep its federal funds target range unchanged, while providing a cautious stance on further interest rate hikes. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (EU), also known as the “Brexit,” contributed to volatile global stock markets.

Oil prices fell at the beginning of the review period, largely due to a strong global supply, but recovered in the period’s second half amid oilfield outages and continued demand growth. Meanwhile, commodity prices increased for most of the review period as oversupply for a host of commodities shrank and the market appeared to be on the path of rebalancing after hitting a glut-induced bottom earlier in the year. Gold prices continued to rise following the Brexit referendum as some investors turned to safe haven investing. The U.S. dollar generally depreciated against most currencies during the period, which increased returns of many foreign assets in U.S. dollar terms. In this environment, global developed market stocks overall, as measured by the MSCI World Index, rose slightly during the period.2

The U.S. economy grew moderately, as measured by gross domestic product (GDP) in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and non-residential fixed investment contributed to the moderation. The Fed maintained its target interest rate during the review period after raising it for the first time in nine years at its December 2015 meeting. The Fed kept its target rate unchanged in its June meeting mainly due to a substantial slowdown in job additions toward period-end. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

In Europe, slower U.K. economic growth continued in 2016’s first quarter as output slowed in construction, production and agriculture. Immediate effects of the Brexit materialized as U.K. stocks significantly declined and the pound sterling hit a three-decade low amid intensified selling. Credit rating agencies Standard & Poor’s and Fitch also downgraded the U.K.’s credit rating. In the eurozone, despite investors’ concerns about banking sector weakness, low corporate earnings and post-Brexit political repercussions, some regions benefited due to rising consumer spending resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone’s annual inflation rate remained in negative territory for most of the review period; however, it rose marginally above zero in June.

Japan’s economy posted mixed results, contracting in 2015’s fourth quarter stemming from declining private and household consumption. However, the economy expanded during 2016’s

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

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first quarter as private consumption increased and business investment decreased less than anticipated. The Bank of Japan (BOJ) took several actions during the review period. In January, to boost lending and support inflation, the BOJ introduced a negative interest rate on excess reserves held at the central bank by financial institutions. In April, the BOJ further reduced its GDP and inflation forecasts for fiscal year 2016, and decided against additional quantitative easing measures. However, after the U.K.’s vote in June to leave the EU, the BOJ hinted at carrying out flexible open market operations to stabilize its financial markets.

In emerging markets, economic growth generally moderated during the review period. Brazil’s economy witnessed its longest recession since the 1930s amid political and economic turmoil, while Russia’s economy continued to contract. The Bank of Russia reduced its key interest rate in an attempt to revive its economy. China’s economic growth slowed marginally in 2016’s first quarter compared to the previous quarter, but remained largely in line with the government’s target. The People’s Bank of China cut its cash reserve requirement ratio for the country’s banks and effectively devalued the renminbi against the U.S. dollar to the lowest level in more than five years. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period under review.2

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

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In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Economic and political uncertainty influenced markets during the six months under review. The year 2016 began with severe economic uncertainty. Brent oil prices plunged below US$30 per barrel as fears of a global recession spread. Global equity markets dropped from the start of the year, continuing a downward move from mid-2015 highs, before bottoming in mid-February. Commodity and equity prices rose over the following four months, before a late June surprise: the Brexit, ending a 43-year relationship with the rest of the EU. Uncertainty about the future status of the U.K. as well as implications for the EU and the global economy weighed on markets at the end of the period.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were down from mid-2015 highs, reflecting increased uncertainty among investors regarding the consequences of the Brexit in addition to long-standing concerns about China, commodity prices, interest rates and geopolitical events.

Following the momentous decision by U.K. voters on June 23 to leave the EU, we believe it is probable that the U.K. will face a heightened risk of an economic slowdown, as businesses will likely put investment decisions on hold while waiting for greater clarity. The negative impact on the rest of the EU will likely be less severe, although economic growth in the region was already running at a modest pace before the vote, and we do not believe the region will be immune. Among the region’s equity markets, we believe that financial and domestically oriented cyclical stocks were being perceived by some investors as more vulnerable. Those stocks that were viewed as defensive, as well as stocks with what we consider attractive dividend yields, will likely remain in favor among many investors, in our view, causing them to trade at even higher valuation multiples. Within the U.K., large multinational companies that generate most of their earnings abroad should benefit from the precipitous fall of the British pound that followed the Brexit vote. In this respect, the Fund’s exposure to U.K. equities was

Top 10 Sectors/Industries
Based on Equity Securities
6/30/16
% of Total Net Assets
Insurance	10.2%
Banks	8.9%
Pharmaceuticals	8.1%
Oil, Gas & Consumable Fuels	6.6%
Media	6.4%
Software	6.4%
Tobacco	6.3%
Health Care Equipment & Supplies	5.6%
Food & Staples Retailing	3.9%
Technology Hardware, Storage & Peripherals	3.4%

predominantly through a number of these global companies. Also, the Fund has only a modest exposure to European financials, particularly in banks.

Although the Brexit vote is clearly a negative surprise, we do not believe it will usher in a new global financial crisis similar to the one experienced eight years ago. While markets reacted brutally to the U.K.’s decision to leave the EU, we have not seen any systemic shock like the one that followed the fall of Lehman Brothers in 2008. We also believe that, eventually, the U.K. and the EU will come to an acceptable agreement concerning trade relations.

Three of the Fund’s larger positions at period-end were in health care.3 Merck, Medtronic and Switzerland-based Novartis are global companies that meet important customer needs with products protected by intellectual property. This focus on innovation that improves the lives of customers gives us confidence in the sustainability of their businesses. In addition, we feel that each has strong financial characteristics, including the ability to invest in research and development and acquisitions, while also providing material returns to shareholders, and trading at valuations that are attractive from our perspective as value investors.

The Fund also featured three information technology firms among its larger positions: Microsoft, Symantec and Samsung Electronics.4 Microsoft features a strong global business based on innovation and meeting customer needs, including its fast-growing cloud business, while also returning excess capital to shareholders through dividends and share buybacks. Symantec

3. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

4. The information technology sector comprises communications equipment; Internet software and services; IT services; software; and technology hardware, storage and peripherals in the SOI.

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also competes through innovation in providing security software to individuals and enterprises. Following a restructuring of its activities, the company is now focused on the fast-growing market for web-related security, while also returning capital to shareholders. South Korea-based Samsung Electronics, another meaningful position of the Fund in this sector, competes in more capital intensive commodity markets such as memory semiconductors and smartphones. In these areas, we believe that Samsung has advantages of scale and expertise relative to many of its competitors. In our view, these firms, like the health care firms mentioned previously, share these positive attributes as well as valuations that we, as value investors, find compelling.

Merger and acquisition (M&A) activity continued to be strong in the first half of 2016, helping to support valuations. Although deal volumes remained near historical highs, regulators globally continued to be more aggressive in their scrutiny of potentially negative effects of high concentration. We were disappointed to see regulators successfully sue to block the merger of Office Depot and Staples. Less surprising was the collapse of Halliburton’s attempt to acquire Baker Hughes (a Fund holding) on antitrust grounds, or the largest failure, Pfizer’s withdrawn attempt to acquire Allergan in the face of the U.S. Treasury Department’s new rules on tax inversions. We continue to be active in this space and work to ensure the potential rewards are big enough to outweigh the clear risks that exist in the current environment.

Credit spreads widened dramatically across industries and geographies during the period under review. This was particularly apparent in subinvestment-grade credit, which created additional challenges for sectors, including energy, metals and mining that were already experiencing distress. The precipitous decline in commodity prices globally over the past two years resulted in heightened bankruptcy activity. Dislocations in debt capital markets created some unique opportunities, in our view, especially in stressed and event-driven credit situations where we feel that the yield reached attractive levels and that cheap enterprise valuation protected the downside. By the end of the period, credit spreads had tightened materially from their intra-period highs. Although the current environment seems less attractive to us than a few months ago, volatility remained at heightened levels. In our experience, we believe that patience will be rewarded and the increase in global risk premiums will result in more opportunities.

Turning to Fund performance, top contributors included British American Tobacco, medical technology company Stryker and White Mountains Insurance Group.

Shares of U.K.-based British American Tobacco rose as many equity market investors showed a preference for defensive stocks (perceived to be less sensitive to economic conditions and/or having an attractive dividend yield, such as consumer staples) amid tepid global economic conditions, the low interest-rate environment and the late June U.K. referendum result in favor of leaving the EU. In our view, British American Tobacco remains an attractive position given the current management team, its portfolio of brands and track record of returning capital to shareholders.

U.S.-based medical technology company Stryker announced solid quarterly results in January and May that reflected strong organic growth, market share gains in many of its business segments and operating margin leverage that drove earnings growth. Along with the earnings results in May, Stryker raised its sales and earnings guidance for 2016. Beyond earnings, Stryker announced two strategic acquisitions in February. In our view, the deals were priced at full valuation but involved good-quality assets that offer Stryker the potential to enhance the value of existing assets and drive further value for Stryker shareholders.

White Mountains Insurance Group is a U.S.-based company that invests capital primarily in companies associated with the insurance and reinsurance industry. The insurer’s stock price rallied in February due in part to solid quarterly results and the authorization of a significant stock buyback program near the end of February.

During the period under review, Fund investments that detracted from performance included pharmaceutical services provider Teva Pharmaceutical Industries, global insurer American International Group (AIG) and bank holding company Barclays.

Shares of Israel-based Teva Pharmaceutical Industries followed the broad-based retreat in global financial markets in January and early February. The stock slid further in March after the company announced a delay in the closing of its acquisition of Allergan’s generics unit. Teva has been working to obtain approval from the U.S. Federal Trade Commission, including multiple asset sales agreements in June, in an effort to close the deal in July 2016. In our view, a delay of three to four months will delay the potential realization of synergies but not have a meaningful impact on the expected medium-term value of the deal. Heightened concerns around generic price deflation were also a significant drag on the stock price despite Teva’s management stating that the company did not experience the sharp price declines affecting some competitors.

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Shares of U.S.-based insurer AIG declined as investors were frustrated by the January announcement of a US$3.6 billion reserve shortfall and uncertainty regarding the company’s ability to hit its financial targets. Management is under pressure from activist investors, most notably Carl Icahn, to show rapid improvement or spin off non-core assets to simplify the company. The stock also participated in the global equity market sell-off in late June as investors reacted negatively to the U.K. referendum result in favor of leaving the EU.

Shares of U.K.-based bank Barclays dropped sharply in late June after the U.K. Brexit vote. Investors feared the decision could lead to an increase in bad loans and reduced investment banking revenues if the U.K. economy slips into recession. Barclays’ stock had already significantly declined in January and early February as Europe’s financial sector was hindered by the detrimental effects of low interest rates, ongoing concerns about the health of the global economy, and challenging conditions in capital markets. In addition, the bank’s share price was negatively impacted by a disappointing strategic update in early March that included limited downsizing of the investment banking unit and a dividend cut to fund an accelerated rundown of its non-core activities.

During the period, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance, and currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Top 10 Equity Holdings
6/30/16
Company Sector/Industry, Country	% of Total Net Assets
Medtronic PLC Health Care Equipment & Supplies, U.S.	3.4%
Microsoft Corp. Software, U.S.	3.4%
Merck & Co. Inc. Pharmaceuticals, U.S.	3.3%
Eli Lilly & Co. Pharmaceuticals, U.S.	2.1%
White Mountains Insurance Group Ltd. Insurance, U.S.	2.0%
PNC Financial Services Group Inc. Banks, U.S.	1.9%
British American Tobacco PLC Tobacco, U.K.	1.9%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	1.9%
American International Group Inc. Insurance, U.S.	1.8%
Symantec Corp. Software, U.S.	1.7%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Thank you for your participation in Franklin Mutual Shares VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

MS-6	Semiannual Report

FRANKLIN MUTUAL SHARES VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Fund-Level Expenses Incurred During Period* 1/1/16–6/30/16
Actual	$1,000	$1,043.70	$4.88
Hypothetical (5% return before expenses)	$1,000	$1,020.09	$4.82

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.96%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Semiannual Report	MS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Shares VIP Fund

	Six Months Ended June 30, 2016 (unaudited)		Year Ended December 31,
			2015	2014		2013		2012		2011
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.48		$22.91	$21.92		$17.45		$15.57		$16.14

Income from investment operations[a]:

Net investment income[b]	0.31	[c]	0.44	0.62	[d]	0.42		0.35		0.38	[e]

Net realized and unrealized gains (losses)	0.57		(1.54)	1.01		4.52		1.92		(0.53)

Total from investment operations	0.88		(1.10)	1.63		4.94		2.27		(0.15)

Less distributions from:

Net investment income	—		(0.77)	(0.52)		(0.47)		(0.39)		(0.42)

Net realized gains	—		(1.56)	(0.12)		—		—		—

Total distributions	—		(2.33)	(0.64)		(0.47)		(0.39)		(0.42)

Net asset value, end of period	$20.36		$19.48	$22.91		$21.92		$17.45		$15.57

Total return[f]	4.52%		(4.69)%	7.38%		28.53%		14.61%		(0.79)%

Ratios to average net assets[g]

Expenses[h]	0.71%	[i,j]	0.73% [i,j]	0.73%	[i]	0.71%	[i]	0.71%		0.73%	[i]

Expenses incurred in connection with securities sold short	—%	[k]	0.02%	0.03%		—%	[k]	—%	[k]	—%	[k]

Net investment income	3.29%	[c]	2.00%	2.83%	[d]	2.08%		2.06%		2.28%	[e]

Supplemental data

Net assets, end of period (000’s)	$573,679		$643,438	$656,463		$552,163		$449,343		$1,170,781

Portfolio turnover rate	13.90%		19.88%	21.33%		24.05%		34.07%	[l]	41.02%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.69%.

dNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

eNet investment income per share includes approximately $0.02 per share related to income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 2.14%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

lExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

MS-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)		Year Ended December 31,
			2015	2014		2013		2012		2011
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.20		$22.60	$21.63		$17.23		$15.38		$15.95

Income from investment operations[a]:

Net investment income[b]	0.29	[c]	0.38	0.58	[d]	0.36		0.30		0.32	[e]

Net realized and unrealized gains (losses)	0.55		(1.51)	0.97		4.46		1.90		(0.51)

Total from investment operations	0.84		(1.13)	1.55		4.82		2.20		(0.19)

Less distributions from:

Net investment income	—		(0.71)	(0.46)		(0.42)		(0.35)		(0.38)

Net realized gains	—		(1.56)	(0.12)		—		—		—

Total distributions	—		(2.27)	(0.58)		(0.42)		(0.35)		(0.38)

Net asset value, end of period	$20.04		$19.20	$22.60		$21.63		$17.23		$15.38

Total return[f]	4.37%		(4.94)%	7.12%		28.26%		14.24%		(1.04)%

Ratios to average net assets[g]

Expenses[h]	0.96%	[i,j]	0.98% [i,j]	0.98%	[i]	0.96%	[i]	0.96%		0.98%	[i]

Expenses incurred in connection with securities sold short	—%	[k]	0.02%	0.03%		—%	[k]	—%	[k]	—%	[k]

Net investment income	3.04%	[c]	1.75%	2.58%	[d]	1.83%		1.81%		2.03%	[e]

Supplemental data

Net assets, end of period (000’s)	$3,497,123		$3,353,505	$4,218,342		$4,558,547		$4,069,803		$3,913,220

Portfolio turnover rate	13.90%		19.88%	21.33%		24.05%		34.07%	[l]	41.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.44%.

dNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.

eNet investment income per share includes approximately $0.02 per share related to income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

lExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)		Year Ended December 31,
			2015	2014		2013		2012		2011
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.32		$22.72	$21.74		$17.31		$15.45		$16.03

Income from investment operations[a]:

Net investment income[b]	0.28	[c]	0.36	0.57	[d]	0.34		0.28		0.30 [e]

Net realized and unrealized gains (losses)	0.56		(1.52)	0.96		4.49		1.91		(0.51)

Total from investment operations	0.84		(1.16)	1.53		4.83		2.19		(0.21)

Less distributions from:

Net investment income	—		(0.68)	(0.43)		(0.40)		(0.33)		(0.37)

Net realized gains	—		(1.56)	(0.12)		—		—		—

Total distributions	—		(2.24)	(0.55)		(0.40)		(0.33)		(0.37)

Net asset value, end of period	$20.16		$19.32	$22.72		$21.74		$17.31		$15.45

Total return[f]	4.35%		(5.05)%	7.04%		28.05%		14.20%		(1.12)%

Ratios to average net assets[g]

Expenses[h]	1.06%	[i,j]	1.08% [i,j]	1.08%	[i]	1.06%	[i]	1.06%		1.08% [i]

Expenses incurred in connection with securities sold short	—%	[k]	0.02%	0.03%		—%	[k]	—%	[k]	—% [k]

Net investment income	2.94%	[c]	1.65%	2.48%	[d]	1.73%		1.71%		1.93%[e]

Supplemental data

Net assets, end of period (000’s)	$124,453		$130,978	$158,020		$188,153		$165,015		$162,049

Portfolio turnover rate	13.90%		19.88%	21.33%		24.05%		34.07%	[l]	41.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.34%.

dNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

eNet investment income per share includes approximately $0.02 per share related to income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

lExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

MS-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2016 (unaudited)

Franklin Mutual Shares VIP Fund
		Country	Shares/Units	Value

	Common Stocks and Other Equity Interests 86.7%
	Aerospace & Defense 1.1%
	B/E Aerospace Inc.	United States	403,812	$18,646,019
	Huntington Ingalls Industries Inc.	United States	128,388	21,573,036
a	KLX Inc.	United States	224,586	6,962,166

				47,181,221

	Auto Components 0.2%
a,b	International Automotive Components Group Brazil LLC	Brazil	1,730,515	28,490
a,b,c	International Automotive Components Group North America LLC	United States	15,382,424	6,786,202

				6,814,692

	Automobiles 1.2%
	General Motors Co.	United States	1,770,350	50,100,905

	Banks 8.9%
	Barclays PLC	United Kingdom	10,534,300	19,468,360
	CIT Group Inc.	United States	1,024,773	32,700,506
	Citigroup Inc.	United States	970,749	41,150,050
	Citizens Financial Group Inc.	United States	1,937,906	38,719,362
	Columbia Banking System Inc.	United States	86,923	2,439,059
a	FCB Financial Holdings Inc., A	United States	493,723	16,786,582
	Guaranty Bancorp	United States	209,583	3,500,036
	JPMorgan Chase & Co.	United States	1,010,070	62,765,750
	PNC Financial Services Group Inc.	United States	997,559	81,191,327
	State Bank Financial Corp.	United States	352,200	7,167,270
	SunTrust Banks Inc.	United States	820,282	33,697,185
	Wells Fargo & Co.	United States	698,860	33,077,044

				372,662,531

	Beverages 1.2%
	PepsiCo Inc.	United States	469,472	49,735,864

	Chemicals 0.3%
a,d,e	Dow Corning Corp., Contingent Distribution	United States	100,000	—
	FMC Corp.	United States	265,145	12,278,865

				12,278,865

	Communications Equipment 2.5%
	Cisco Systems Inc.	United States	2,331,170	66,881,267
	Nokia Corp., ADR	Finland	3,299,845	18,776,118
	Nokia OYJ, A	Finland	3,670,248	20,796,707

				106,454,092

	Construction Materials 0.5%
a	LafargeHolcim Ltd., B	Switzerland	547,060	22,720,841

	Consumer Finance 0.4%
a	Ally Financial Inc.	United States	943,970	16,113,568

	Containers & Packaging 1.9%
	International Paper Co.	United States	1,163,335	49,302,137
	WestRock Co.	United States	742,632	28,866,106

				78,168,243

	Diversified Financial Services 0.6%
	Voya Financial Inc.	United States	959,810	23,764,896

Semiannual Report	MS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Telecommunication Services 0.7%
a,d,e	Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	$—
	Koninklijke KPN NV	Netherlands	8,378,890	30,271,984

				30,271,984

	Electrical Equipment 0.1%
a	Sensata Technologies Holding NV	United States	78,547	2,740,505

	Energy Equipment & Services 1.2%
	Baker Hughes Inc.	United States	1,088,065	49,104,373

	Food & Staples Retailing 3.9%
	CVS Health Corp.	United States	431,273	41,290,077
	The Kroger Co.	United States	1,298,210	47,761,146
a	Rite Aid Corp.	United States	2,439,970	18,275,375
	Walgreens Boots Alliance Inc.	United States	654,058	54,463,410

				161,790,008

	Health Care Equipment & Supplies 6.1%
	Medtronic PLC	United States	1,650,202	143,188,028
	St. Jude Medical Inc.	United States	647,790	50,527,620
	Stryker Corp.	United States	507,821	60,852,190

				254,567,838

	Health Care Providers & Services 0.4%
	Cigna Corp.	United States	142,154	18,194,290

	Household Products 0.2%
	Energizer Holdings Inc.	United States	196,162	10,100,381

	Independent Power & Renewable Electricity Producers 0.4%
	NRG Energy Inc.	United States	1,162,434	17,424,886

	Insurance 10.2%
a	Alleghany Corp.	United States	108,258	59,496,432
	The Allstate Corp.	United States	613,700	42,928,315
	American International Group Inc.	United States	1,447,756	76,571,815
	Chubb Ltd.	United States	492,785	64,411,927
	MetLife Inc.	United States	1,019,123	40,591,669
	White Mountains Insurance Group Ltd.	United States	100,879	84,940,118
	XL Group PLC	Ireland	1,746,940	58,190,571

				427,130,847

	Internet Software & Services 0.4%
a	LinkedIn Corp., A	United States	86,421	16,355,174

	IT Services 0.8%
	Xerox Corp.	United States	3,596,839	34,134,002

	Machinery 1.8%
	Caterpillar Inc.	United States	622,346	47,180,050
	CNH Industrial NV	United Kingdom	888,427	6,389,990
	CNH Industrial NV, special voting	United Kingdom	1,844,814	13,268,780
	Federal Signal Corp.	United States	757,221	9,753,007

				76,591,827

MS-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests (continued)
	Marine 0.8%
	A.P. Moeller-Maersk AS, B	Denmark	25,629	$33,295,592

	Media 6.4%
	CBS Corp., B	United States	971,977	52,914,428
a	Charter Communications Inc., A	United States	244,513	55,905,452
a	DISH Network Corp., A	United States	559,965	29,342,166
	Relx PLC	United Kingdom	2,868,050	52,621,789
	Time Warner Inc.	United States	396,698	29,173,171
	Twenty-First Century Fox Inc., B	United States	1,768,325	48,186,856

				268,143,862

	Metals & Mining 1.0%
	Freeport-McMoRan Inc., B	United States	1,660,406	18,496,923
	ThyssenKrupp AG	Germany	1,147,037	22,929,498

				41,426,421

	Multiline Retail 0.5%
	Macy’s Inc.	United States	677,570	22,773,128

	Oil, Gas & Consumable Fuels 6.6%
	Anadarko Petroleum Corp.	United States	175,487	9,344,683
	Apache Corp.	United States	355,280	19,778,437
	BP PLC	United Kingdom	4,322,322	25,252,268
	CONSOL Energy Inc.	United States	1,236,955	19,902,606
	Kinder Morgan Inc.	United States	2,649,790	49,604,069
	Marathon Oil Corp.	United States	3,204,744	48,103,207
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	1,916,196	52,470,172
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	1,048,110	28,614,834
a,b,c	Warrior Met Coal LLC, A	United States	12,324	1,242,461
a,b,c	Warrior Met Coal LLC, B	United States	28,821	2,905,629
	The Williams Cos. Inc.	United States	845,109	18,279,708

				275,498,074

	Personal Products 0.3%
a	Edgewell Personal Care Co.	United States	171,722	14,495,054

	Pharmaceuticals 8.1%
	Eli Lilly & Co.	United States	1,132,890	89,215,088
	Merck & Co. Inc.	United States	2,381,018	137,170,447
	Novartis AG, ADR	Switzerland	868,321	71,645,166
	Teva Pharmaceutical Industries Ltd., ADR	Israel	844,197	42,404,015

				340,434,716

	Real Estate Investment Trusts (REITs) 0.4%
	Alexander’s Inc.	United States	40,126	16,420,763

	Real Estate Management & Development 0.0%†
a	Forestar Group Inc.	United States	161,671	1,922,268

	Software 6.4%
	CA Inc.	United States	1,584,119	52,006,627
	Microsoft Corp.	United States	2,773,357	141,912,677
	Symantec Corp.	United States	3,540,461	72,721,069

				266,640,373

Semiannual Report	MS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/Units		Value
	Common Stocks and Other Equity Interests (continued)
	Specialty Retail 0.3%
a	Office Depot Inc.	United States	3,432,180		$11,360,516

	Technology Hardware, Storage & Peripherals 3.4%
	EMC Corp.	United States	1,779,400		48,346,298
	Hewlett Packard Enterprise Co.	United States	1,418,347		25,913,199
	HP Inc.	United States	1,418,347		17,800,255
	Samsung Electronics Co. Ltd.	South Korea	41,741		51,599,602

					143,659,354

	Tobacco 6.3%
	Altria Group Inc.	United States	822,008		56,685,672
	British American Tobacco PLC	United Kingdom	1,256,027		81,109,906
	Imperial Brands PLC	United Kingdom	1,103,817		59,660,613
	Philip Morris International Inc.	United States	187,960		19,119,291
	Reynolds American Inc.	United States	889,694		47,981,197

					264,556,679

	Wireless Telecommunication Services 1.2%
	Vodafone Group PLC	United Kingdom	17,026,844		51,684,731

	Total Common Stocks and Other Equity Interests (Cost $2,943,882,019)				3,636,713,364

			Principal Amount*
	Corporate Bonds, Notes and Senior Floating Rate Interests 4.5%
	Avaya Inc.,
	[f]senior note, 144A, 10.50%, 3/01/21	United States	22,449,000		5,051,025
	[f]senior secured note, 144A, 7.00%, 4/01/19	United States	12,923,000		9,272,253
	[g,h]Term B-3 Loan, 5.134%, 10/26/17	United States	12,791,927		9,932,931
	[g,h]Term B-6 Loan, 6.50%, 3/30/18	United States	6,741,721		4,986,770
	[g,h]Term B-7 Loan, 6.25%, 5/29/20	United States	6,441,346		4,578,721
	[g,h]Belk Inc., Closing Date Term Loan, 5.75%, 12/12/22	United States	11,827,358		9,461,886
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	26,449,000		20,200,424
	[g,h]Tranche D Term Loan, 7.21%, 1/30/19	United States	34,746,619		25,538,765
	[g,h]Tranche E Term Loan, 7.96%, 7/30/19	United States	11,168,253		8,215,646
	[g,h]Toys R Us-Delaware Inc.,
	FILO Loans, 8.25%, 10/24/19	United States	2,560,000		2,486,784
	Term B-4 Loan, 9.75%, 4/24/20	United States	21,350,214		18,539,095
	[f] Valeant Pharmaceuticals International,
	senior bond, 144A, 6.75%, 8/15/21	United States	2,964,000		2,541,630
	senior bond, 144A, 7.25%, 7/15/22	United States	1,460,000		1,259,542
	senior note, 144A, 6.375%, 10/15/20	United States	18,159,000		15,707,535
	[g,h,i]Veritas Software Corp.,
	Term B1, 6.625%, 6/15/23	United States	130,673	EUR	123,767
	Term Loan B1, 6.625%, 1/27/23	United States	12,657,595		11,075,396
	Term Loan B2, 8.625%, 1/27/23	United States	12,220,990		10,494,775
	[f] Veritas U.S. Inc./Veritas Bermuda Ltd., senior note, 144A, 10.50%, 2/01/24	United States	15,122,000		12,929,310
	[f] Western Digital Corp., senior note, 144A, 10.50%, 4/01/24	United States	14,089,000		15,110,453

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $225,180,826)				187,506,708

MS-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization 1.7%
b,j	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	1,754	$—
g,h,j	Caesars Entertainment Operating Co. Inc.,
	Term B-5-B Loans, 1.50%, 3/01/17	United States	3,251,752	3,208,396
	Term B-6-B Loans, 1.50%, 3/01/17	United States	15,503,483	15,542,242
	Term B-7 Loans, 1.50%, 3/01/17	United States	9,850,500	9,957,210
j	Samson Investment Co., senior note, 9.75%, 2/15/20	United States	16,690,000	375,525
g,h,j	Texas Competitive Electric Holdings Co. LLC, Term Loans, 3.50%, 10/10/17	United States	90,618,405	30,394,954
f,j	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/20	United States	39,308,000	13,462,990
f,j,k	Walter Energy Inc., second lien, 144A, PIK, 11.50%, 4/01/20	United States	5,419,860	1,897

	Total Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization (Cost $151,787,519)			72,943,214

			Shares
	Companies in Liquidation 0.1%
a	Adelphia Recovery Trust	United States	29,283,354	61,495
a,d	Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,955,453	19,555
a,b,c,l	CB FIM Coinvestors LLC	United States	6,400,507	—
a,d,e	Century Communications Corp., Contingent Distribution	United States	5,487,000	—
a,b	FIM Coinvestor Holdings I, LLC	United States	8,006,950	—
a,m	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	144,058,799	4,501,837
a,d,e	Tribune Media Litigation Trust, Contingent Distribution	United States	394,052	—
a,d,e	Tropicana Litigation Trust, Contingent Distribution	United States	18,305,000	—

	Total Companies in Liquidation (Cost $11,547,282)			4,582,887

			Principal Amount*
	Municipal Bonds (Cost $17,936,522) 0.3%
	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	20,409,000	13,648,519

	Total Investments before Short Term Investments (Cost $3,350,334,168)			3,915,394,692

	Short Term Investments 6.7%
	U.S. Government and Agency Securities 6.7%
n	FHLB, 7/01/16	United States	20,000,000	20,000,000
n,o	U.S. Treasury Bill, 7/07/16 - 12/08/16	United States	259,200,000	259,061,072

	Total U.S. Government and Agency Securities (Cost $278,985,270)			279,061,072

	Total Investments (Cost $3,629,319,438) 100.0%			4,194,455,764

Semiannual Report	MS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Principal Amount*	Value
	Securities Sold Short (0.5)%			$(22,174,574)
	Other Assets, less Liabilities 0.5%			22,974,164

	Net Assets 100.0%			$4,195,255,354

			Shares
p	Securities Sold Short (Proceeds $21,743,820) (0.5)%
	Common Stocks (0.5)%
	Health Care Equipment & Supplies (0.5)%
	Abbott Laboratories	United States	564,095	$(22,174,574)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cAt June 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2016, the aggregate value of these securities was $-.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2016, the aggregate value of these securities was $75,336,635, representing 1.8% of net assets.

gSee Note 1(h) regarding senior floating rate interests.

hThe coupon rate shown represents the rate at period end.

iSecurity purchased on a when-issued or delayed delivery basis. See Note 1(c).

jSee Note 7 regarding credit risk and defaulted securities.

kIncome may be received in additional securities and/or cash.

lSee Note 10 regarding holdings of 5% voting securities.

mBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

nThe security is traded on a discount basis with no stated coupon rate.

oA portion or all of the security has been segregated as collateral for securities sold short and open forward contracts. At June 30, 2016, the aggregate value of these securities and/or cash pledged amounted to $33,235,061, representing 0.8% of net assets.

pSee Note 1(f) regarding securities sold short.

MS-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

At June 30, 2016, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	497	$69,005,344	9/19/16	$1,926,039	$—
GBP/USD	Short	1,349	111,697,200	9/19/16	10,629,372	—

Total Futures Contracts					$12,555,411	$—

Net unrealized appreciation (depreciation)					$12,555,411

At June 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
South Korean Won	BOFA	Sell	12,942,780,859	$11,220,901	7/12/16	$33,133	$(38,398)
South Korean Won	FBCO	Sell	9,054,928,438	7,891,005	7/12/16	37,042	—
South Korean Won	HSBC	Sell	36,293,597,203	31,573,074	7/12/16	156,317	(63,180)
British Pound	BOFA	Buy	4,483,316	6,353,843	8/19/16	—	(373,001)
British Pound	BOFA	Sell	1,356,985	1,817,068	8/19/16	8,622	(1,802)
British Pound	BONY	Sell	1,897,833	2,550,433	8/19/16	18,683	—
British Pound	FBCO	Sell	347,504	469,600	8/19/16	6,022	—
British Pound	HSBC	Sell	4,479,387	5,994,889	8/19/16	22,575	(3,286)
British Pound	SSBT	Sell	102,928,697	149,011,570	8/19/16	11,750,243	(47,793)
Euro	BOFA	Buy	2,951,888	3,282,507	8/19/16	8,370	(8,360)
Euro	BOFA	Sell	1,408,000	1,569,212	8/19/16	3,507	—
Euro	BONY	Buy	1,516,875	1,691,941	8/19/16	5,711	(10,878)
Euro	BONY	Sell	491,475	546,486	8/19/16	—	(37)
Euro	FBCO	Buy	1,860,238	2,074,960	8/19/16	7,347	(13,712)
Euro	HSBC	Buy	1,326,645	1,474,820	8/19/16	7,147	(6,729)
Euro	HSBC	Sell	1,084,139	1,205,963	8/19/16	394	—
Euro	SSBT	Buy	1,840,384	2,051,318	8/19/16	8,226	(13,027)
Euro	SSBT	Sell	74,262,081	84,862,540	8/19/16	2,282,682	—

Total Forward Exchange Contracts						$14,356,021	$(580,203)

Net unrealized appreciation (depreciation)						$13,775,818

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page MS-32.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Franklin Mutual Shares VIP Fund
Assets:
Investments in securities:
Cost	$3,629,319,438

Value	$4,194,455,764
Cash	377,405
Restricted cash (Note 1e)	14,230,000
Foreign currency, at value (cost $1,829,635)	1,818,195
Receivables:
Investment securities sold	13,211,093
Capital shares sold	152,485
Dividends and interest	15,769,792
European Union tax reclaims	1,176,537
Due from brokers	29,107,255
Variation margin	1,740,831
Unrealized appreciation on OTC forward exchange contracts	14,356,021
Other assets	1,965

Total assets	4,286,397,343

Liabilities:
Payables:
Investment securities purchased	47,351,119
Capital shares redeemed	2,367,018
Management fees	2,320,697
Distribution fees	1,491,134
Securities sold short, at value (proceeds $21,743,820)	22,174,574
Due to brokers	14,230,000
Unrealized depreciation on OTC forward exchange contracts	580,203
Accrued expenses and other liabilities	627,244

Total liabilities	91,141,989

Net assets, at value	$4,195,255,354

Net assets consist of:
Paid-in capital	$3,073,799,095
Undistributed net investment income	137,448,740
Net unrealized appreciation (depreciation)	590,764,634
Accumulated net realized gain (loss)	393,242,885

Net assets, at value	$4,195,255,354

MS-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2016 (unaudited)

Franklin Mutual Shares VIP Fund

Class 1:
Net assets, at value	$573,679,228

Shares outstanding	28,182,444

Net asset value and maximum offering price per share	$20.36

Class 2:
Net assets, at value	$3,497,122,865

Shares outstanding	174,515,262

Net asset value and maximum offering price per share	$20.04

Class 4:
Net assets, at value	$124,453,261

Shares outstanding	6,174,619

Net asset value and maximum offering price per share	$20.16

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2016 (unaudited)

Franklin Mutual Shares VIP Fund
Investment income:
Dividends	$64,649,928
Interest	13,823,664
Income from securities loaned (net of fees and rebates)	348,125

Total investment income	78,821,717

Expenses:
Management fees (Note 3a)	13,574,515
Distribution fees: (Note 3c)
Class 2	4,065,160
Class 4	216,451
Custodian fees (Note 4)	48,568
Reports to shareholders	198,500
Professional fees	91,752
Trustees’ fees and expenses	10,526
Dividends on securities sold short	65,460
Other	45,146

Total expenses	18,316,078
Expense reductions (Note 4)	(3,132)
Expenses waived/paid by affiliates (Note 3e)	(6,015)

Net expenses	18,306,931

Net investment income	60,514,786

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	75,479,023
Foreign currency transactions	1,084,479
Futures contracts	2,138,093
Securities sold short	(763,869)

Net realized gain (loss)	77,937,726

Net change in unrealized appreciation (depreciation) on:
Investments	1,901,159
Translation of other assets and liabilities denominated in foreign currencies	8,436,769
Futures contracts	9,293,172

Net change in unrealized appreciation (depreciation)	19,631,100

Net realized and unrealized gain (loss)	97,568,826

Net increase (decrease) in net assets resulting from operations	$158,083,612

MS-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Shares VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$60,514,786	$84,027,000
Net realized gain (loss)	77,937,726	361,237,169
Net change in unrealized appreciation (depreciation)	19,631,100	(663,206,334)

Net increase (decrease) in net assets resulting from operations	158,083,612	(217,942,165)

Distributions to shareholders from:
Net investment income:
Class 1	—	(22,253,593)
Class 2	—	(115,505,343)
Class 4	—	(4,240,573)
Net realized gains:
Class 1	—	(44,812,385)
Class 2	—	(254,851,880)
Class 4	—	(9,773,474)

Total distributions to shareholders	—	(451,437,248)

Capital share transactions: (Note 2)
Class 1	(86,685,734)	85,321,567
Class 2	7,573,914	(314,542,720)
Class 4	(11,637,728)	(6,302,871)

Total capital share transactions	(90,749,548)	(235,524,024)

Net increase (decrease) in net assets	67,334,064	(904,903,437)
Net assets:
Beginning of period	4,127,921,290	5,032,824,727

End of period	$4,195,255,354	$4,127,921,290

Undistributed net investment income included in net assets:
End of period	$137,448,740	$77,363,379

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Mutual Shares VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated

MS-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund purchases securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net

Semiannual Report	MS-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2016, the Fund had OTC derivatives in a net liability position of $367,929 and the aggregate value of collateral pledged for such contracts was $189,850.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2016, the Fund received $315,449 in United Kingdom Treasury Bonds as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

e. Restricted Cash

At June 30, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date

MS-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2016, the Fund had no securities on loan.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain

Semiannual Report	MS-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

i. Income and Deferred Taxes (continued)

tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

MS-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,416,640	$27,184,561	5,200,808	$114,565,674
Shares issued in reinvestment of distributions	—	—	3,480,331	67,065,978
Shares redeemed	(6,268,532)	(113,870,295)	(4,296,684)	(96,310,085)

Net increase (decrease)	(4,851,892)	$(86,685,734)	4,384,455	$85,321,567

Class 2 Shares:
Shares sold	16,366,410	$322,602,853	8,995,477	$199,602,688
Shares issued in reinvestment of distributions	—	—	19,482,232	370,357,223
Shares redeemed	(16,526,753)	(315,028,939)	(40,426,538)	(884,502,631)

Net increase (decrease)	(160,343)	$7,573,914	(11,948,829)	$(314,542,720)

Class 4 Shares:
Shares sold	121,047	$2,291,311	465,090	$9,850,242
Shares issued in reinvestment of distributions	—	—	732,186	14,014,047
Shares redeemed	(725,906)	(13,929,039)	(1,372,567)	(30,167,160)

Net increase (decrease)	(604,859)	$(11,637,728)	(175,291)	$(6,302,871)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.735%	Over $200 million, up to and including $700 million
0.700%	Over $700 million, up to and including $1.2 billion
0.675%	Over $1.2 billion, up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.605%	Over $15 billion, up to and including $20 billion
0.585%	In excess of $20 billion

Semiannual Report	MS-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees (continued)

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.689% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	—	50,978,000	(50,978,000)	—	$—	$—	$—	—%

f. Other Affiliated Transactions

At June 30, 2016, Franklin Templeton Variable Insurance Products Trust – Franklin Founding Funds Allocation VIP Fund owned 7.8% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, the custodian fees were reduced as noted in the Statement of Operations.

MS-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

5. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,657,681,618

Unrealized appreciation	$1,018,936,970
Unrealized depreciation	(482,162,824)

Net unrealized appreciation (depreciation)	$536,774,146

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2016, aggregated $547,316,857 and $526,557,935, respectively.

7. Credit Risk And Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2016, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $72,943,214, representing 1.7% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Semiannual Report	MS-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

8. Restricted Securities (continued)

At June 30, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares/ Units	Issuer	Acquisition Dates	Cost	Value
1,754	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$1,754	$—
6,400,507	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
8,006,950	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,149,241	28,490
15,382,424	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	12,591,586	6,786,202
12,324	Warrior Met Coal LLC, A	9/19/14 - 12/04/14	16,187,328	1,242,461
28,821	Warrior Met Coal LLC, B	3/31/16 - 6/23/16	2,305,674	2,905,629

	Total Restricted Securities (Value is 0.3% of Net Assets)		$32,235,583	$10,962,782

9. Other Derivative Information

At June 30, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	$12,555,411	[a]	Variation margin	$—
	Unrealized appreciation on OTC forward exchange contracts	14,356,021		Unrealized depreciation on OTC forward exchange contracts	$580,203

Totals		$26,911,432			$580,203

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Period		Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Foreign currency transactions	1,396,057	[a]	Translation of other assets and liabilities denominated in foreign currencies	8,627,990	[a]
	Futures contracts	2,138,093		Futures contracts	9,293,172

Totals		$3,534,150			$17,921,162

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

MS-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

For the period ended June, 30 2016, the average month end fair value of derivatives represented 0.4% of average month end net assets. The average month end number of open derivative contracts for the period was 39.

See Note 1(d) regarding derivative financial instruments.

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2016, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)
Non-Controlled Affiliates
CB FIM Coinvestors LLC (Value is 0.0% of Net Assets)	6,400,507	—	—	6,400,507	$—	$—	$—

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Semiannual Report	MS-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

12. Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$6,814,692		$6,814,692
Machinery	63,323,047	13,268,780	—		76,591,827
Oil, Gas & Consumable Fuels	271,349,984	—	4,148,090		275,498,074
All other Equity Investments[b]	3,277,808,771	—	—	[c]	3,277,808,771
Corporate Bonds, Notes and Senior Floating Rate Interests	—	187,506,708	—		187,506,708
Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization	—	72,943,214	—	[c]	72,943,214
Companies in Liquidation	61,495	4,521,392	—	[c]	4,582,887
Municipal Bonds	—	13,648,519	—		13,648,519
Short Term Investments	259,061,072	20,000,000	—		279,061,072

Total Investments in Securities	$3,871,604,369	$311,888,613	$10,962,782		$4,194,455,764

Other Financial Instruments:
Futures Contracts	$12,555,411	$—	$—		$12,555,411
Forward Exchange Contracts	—	14,356,021	—		14,356,021

Total Other Financial Instruments	$12,555,411	$14,356,021	$—		$26,911,432

Liabilities:
Other Financial Instruments:
Securities Sold Short	$22,174,574	$—	$—		$22,174,574
Forward Exchange Contracts	—	580,203	—		580,203

Total Other Financial Instruments	$22,174,574	$580,203	$—		$22,754,777

aIncludes common stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	CAD	Canadian Dollar	ADR	American Depositary Receipt

BONY	Bank of New York Mellon	EUR	Euro	FHLB	Federal Home Loan Bank

FBCO	Credit Suisse Group AG	GBP	British Pound	GO	General Obligation

HSBC	HSBC Bank USA, N.A.			PIK	Payment-In-Kind

SSBT	State Street Bank and Trust Co., N.A.

BOFA	Bank of America Corp.

MS-32	Semiannual Report

Franklin Rising Dividends VIP Fund

We are pleased to bring you Franklin Rising Dividends VIP Fund’s semiannual report for the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 shares delivered a +9.93% total return* for the six-month period ended June 30, 2016.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FRD-1

FRANKLIN RISING DIVIDENDS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsized companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller- and midsized-company securities have been more volatile in price than larger company securities, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Standard & Poor’s® 500 Index (S&P 500®) rose +3.84% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

For the six-month period ended June 30, 2016, the U.S. economy grew moderately, as measured by gross domestic product in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and nonresidential fixed investment contributed to the moderation. Although the unemployment rate rose from 4.7% in May to 4.9% in June, the increase was due to additional people entering the labor force, and for the entire period under review, unemployment declined slightly.2 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period, and rose to the highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the

Consumer Price Index, remained subdued overall even though it spiked to the highest level in three years in April mainly due to a rebound in energy prices.

After raising its target range for the federal funds rate to 0.25%–0.50% at its December meeting, the Federal Reserve (Fed) maintained the rate through period-end. Although the Fed indicated a potential interest rate hike in June, subsequent reports showed job additions slowed substantially in May. Consequently, at its June meeting, the Fed kept the federal funds rate unchanged, and indicated that in determining the timing and size of future adjustments to the target range, it will assess realized and expected economic conditions relative to its objectives of maximum employment and 2.00% inflation. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

U.S. equity markets rose for the period under review, as investors generally remained confident due to the Fed’s continued caution surrounding further interest rate increases, the European Central Bank expanding its quantitative easing measures and cutting its benchmark interest rate to zero, the People’s Bank of China introducing further easing measures and the Bank of Japan adopting a negative interest rate policy. The rally in crude oil prices near period-end also boosted investor confidence. However, the U.K.’s historic referendum to leave the European Union, also known as the “Brexit”, global economic growth concerns and China’s slowing economy weighed on market sentiment. Despite periods of volatility, the broad U.S. stock market ended the six-month period higher, as measured by the S&P 500.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

FRD-2	Semiannual Report

FRANKLIN RISING DIVIDENDS VIP FUND

Manager’s Discussion

During the six-month period ended June 30, 2016, some holdings that contributed to absolute performance included Albemarle, Stryker and West Pharmaceutical Services. Shares of Albemarle, a specialty and fine chemicals producer, rebounded strongly over the period, as general economic concerns waned and the company continued to report solid results over the period. Although the company’s 2016 outlook was more cautious than expected, the stock was supported by ongoing strength in a key business and expectations for a significant improvement in free cash flow generation. In addition, Albemarle reported that it had signed a memorandum of understanding with the Chilean government to significantly increase lithium production over a longer timeline. The company has 22 consecutive years of dividend increases. Medical products manufacturer Stryker experienced a share price increase due to strong quarterly results. Revenue growth was solid across all segments. In our analysis, future growth drivers include the rollout of Stryker-branded implants on its robotic surgery platform, greater penetration in Europe and expansion in the trauma, extremities and neurotechnology categories. The company has 23 consecutive years of dividend increases. Shares of West Pharmaceuticals, a manufacturer of packaging components for the pharmaceutical industry, increased due to solid earnings reports. Biotechnology firms have also been embracing the company’s high-value products. Additionally, the new chief executive officer reorganized marketing efforts around customer groups, rather than by product lines, which we believe is a more effective strategy. The company has 23 consecutive years of dividend increases.

Conversely, some holdings that detracted from absolute performance included Roper Technologies, Perrigo and Abbott Laboratories. Roper Technologies, a diversified industrial company, experienced an abrupt decline in share price early in the period, caused by concerns related to the company’s exposure to challenged oil and gas markets, weaker-than-expected quarterly results and broader industrial market weakness. However, management commented that these headwinds are manageable and are expected to be more than offset by strong growth in the majority of the business over the coming year. The company has 23 consecutive years of dividend increases. Shares of Perrigo, a specialty pharmaceuticals manufacturer, fell due to news of the departure of its chief executive officer and a concurrent reduction in guidance. Margins for the company’s prescriptions segment were hurt by an unusual spike in approvals for competitor drugs. We believe margins will likely recover as Perrigo’s own drugs gain approval and with new management’s focus on improving operational

Semiannual Report	FRD-3

FRANKLIN RISING DIVIDENDS VIP FUND

efficiency at its recently acquired, underperforming European subsidiary. The company has 14 consecutive years of dividend increases. Abbott, a diversified healthcare products company, experienced a share price decline partially due to the announcement that it would acquire St. Jude Medical, a cardiovascular devices manufacturer. We believe investors may have regarded the deal as diluting Abbott’s growth rate and emerging markets focus. However, in our view, management’s track record suggests a strong likelihood of delivering on promised synergies. The acquisition also expanded Abbott’s product base, which we believe may position it well in an environment where its hospital clients are consolidating their purchasing power. The company has 44 consecutive years of dividend increases.

During the period, the Fund did not initiate any new positions. However, we added to several holdings including Microsoft, a software and hardware services provider (11 years of consecutive dividend increases); the aforementioned Perrigo; and General Dynamics, an aerospace and defense company (19 years). Positions we exited included Knowles, which we received as a spinoff from Dover; California Resources, which we received as a spinoff from Occidental Petroleum; and Teleflex. We also reduced several holdings including the aforementioned West Pharmaceutical, Wal-Mart and Johnson & Johnson.

Our 10 largest positions on June 30, 2016, represented 30.9% of the Fund’s total net assets. It is interesting to note how these 10 companies would respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 30 years in a row and by 341% over the past 10 years. Their most recent year-over-year dividend increases averaged 9.4% with a yield of 2.0% on June 30, 2016, and a dividend payout ratio of 38.4%, based on estimates of calendar year 2016 operating earnings. The average price/earnings ratio was 19.7 times calendar year 2016 estimates versus 17.8 for that of the unmanaged S&P 500.

Top 10 Holdings
6/30/16
Company Sector/Industry	% of Total Net Assets
Praxair Inc. Materials	3.3%
Roper Technologies Inc. Industrial Conglomerates	3.3%
Microsoft Corp. Software & Services	3.3%
Albemarle Corp. Materials	3.3%
Dover Corp. Machinery	3.1%
Medtronic PLC Health Care Equipment & Services	3.1%
Air Products and Chemicals Inc. Materials	3.0%
Stryker Corp. Health Care Equipment & Services	2.9%
Becton, Dickinson and Co. Health Care Equipment & Services	2.9%
United Technologies Corp. Aerospace & Defense	2.7%

Thank you for your participation in Franklin Rising Dividends VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-4	Semiannual Report

FRANKLIN RISING DIVIDENDS VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Fund-Level Expenses Incurred During Period* 1/1/16–6/30/16
Actual	$1,000	$1,099.30	$4.59
Hypothetical (5% return before expenses)	$1,000	$1,020.49	$4.42

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expenses waivers, for the Fund’s Class 2 shares (0.88%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Semiannual Report	FRD-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Rising Dividends VIP Fund

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$25.26	$29.63	$28.14	$22.03	$20.01	$19.15

Income from investment operations[a]:

Net investment income[b]	0.22	0.45	0.45	0.40	0.41	0.36

Net realized and unrealized gains (losses)	2.28	(1.33)	2.03	6.16	2.00	0.83

Total from investment operations	2.50	(0.88)	2.48	6.56	2.41	1.19

Less distributions from:

Net investment income	(0.44)	(0.48)	(0.44)	(0.45)	(0.39)	(0.33)

Net realized gains	(3.18)	(3.01)	(0.55)	—	—	—

Total distributions	(3.62)	(3.49)	(0.99)	(0.45)	(0.39)	(0.33)

Net asset value, end of period	$24.14	$25.26	$29.63	$28.14	$22.03	$20.01

Total return[c]	10.08%	(3.42)%	9.01%	30.05%	12.18%	6.29%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.64%	0.63%	0.62%	0.61%	0.63%	0.63%

Expenses net of waiver and payments by affiliates	0.63%	0.63% [e]	0.62% [e]	0.61%	0.63%	0.63%

Net investment income	1.67%	1.65%	1.58%	1.59%	1.96%	1.87%

Supplemental data

Net assets, end of period (000’s)	$173,216	$143,376	$160,480	$168,380	$141,455	$140,297

Portfolio turnover rate	3.71%	4.74%	8.61%	0.07%	11.19%	12.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FRD-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.72	$29.06	$27.62	$21.64	$19.65	$18.82

Income from investment operations[a]:

Net investment income[b]	0.18	0.37	0.37	0.33	0.35	0.31

Net realized and unrealized gains (losses)	2.23	(1.29)	1.99	6.04	1.98	0.81

Total from investment operations	2.41	(0.92)	2.36	6.37	2.33	1.12

Less distributions from:

Net investment income	(0.37)	(0.41)	(0.37)	(0.39)	(0.34)	(0.29)

Net realized gains	(3.18)	(3.01)	(0.55)	—	—	—

Total distributions	(3.55)	(3.42)	(0.92)	(0.39)	(0.34)	(0.29)

Net asset value, end of period	$23.58	$24.72	$29.06	$27.62	$21.64	$19.65

Total return[c]	9.93%	(3.65)%	8.72%	29.69%	11.96%	6.00%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.89%	0.88%	0.87%	0.86%	0.88%	0.88%

Expenses net of waiver and payments by affiliates	0.88%	0.88% [e]	0.87% [e]	0.86%	0.88%	0.88%

Net investment income	1.42%	1.40%	1.33%	1.34%	1.71%	1.62%

Supplemental data

Net assets, end of period (000’s)	$1,513,384	$1,310,783	$1,667,816	$1,752,012	$1,550,084	$1,523,396

Portfolio turnover rate	3.71%	4.74%	8.61%	0.07%	11.19%	12.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.81	$29.19	$27.76	$21.78	$19.83	$19.04

Income from investment operations[a]:

Net investment income[b]	0.16	0.35	0.35	0.32	0.35	0.31

Net realized and unrealized gains (losses)	2.25	(1.31)	2.00	6.07	1.96	0.80

Total from investment operations	2.41	(0.96)	2.35	6.39	2.31	1.11

Less distributions from:

Net investment income	(0.36)	(0.41)	(0.37)	(0.41)	(0.36)	(0.32)

Net realized gains	(3.18)	(3.01)	(0.55)	—	—	—

Total distributions	(3.54)	(3.42)	(0.92)	(0.41)	(0.36)	(0.32)

Net asset value, end of period	$23.68	$24.81	$29.19	$27.76	$21.78	$19.83

Total return[c]	9.90%	(3.75)%	8.62%	29.57%	11.78%	5.89%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.99%	0.98%	0.97%	0.96%	0.98%	0.98%

Expenses net of waiver and payments by affiliates	0.98%	0.98% [e]	0.97% [e]	0.96%	0.98%	0.98%

Net investment income	1.32%	1.30%	1.23%	1.24%	1.61%	1.52%

Supplemental data

Net assets, end of period (000’s)	$24,216	$20,453	$15,503	$12,028	$6,432	$3,020

Portfolio turnover rate	3.71%	4.74%	8.61%	0.07%	11.19%	12.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FRD-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2016 (unaudited)

Franklin Rising Dividends VIP Fund
	Shares	Value
Common Stocks 97.5%
Aerospace & Defense 5.7%
General Dynamics Corp.	157,911	$21,987,528
Honeywell International Inc.	251,900	29,301,008
United Technologies Corp.	453,011	46,456,278

		97,744,814

Automobiles & Components 2.6%
Johnson Controls Inc.	1,015,500	44,946,030

Commercial & Professional Services 4.0%
ABM Industries Inc.	779,288	28,428,426
Brady Corp., A	204,079	6,236,654
Cintas Corp.	194,675	19,103,458
Matthews International Corp., A	251,442	13,990,233

		67,758,771

Consumer Durables & Apparel 2.4%
Leggett & Platt Inc.	332,800	17,009,408
NIKE Inc., B	445,100	24,569,520

		41,578,928

Consumer Services 1.8%
McDonald’s Corp.	207,045	24,915,795
Yum! Brands Inc.	72,900	6,044,868

		30,960,663

Diversified Financials 0.3%
State Street Corp.	110,500	5,958,160

Energy 7.4%
Chevron Corp.	290,700	30,474,081
EOG Resources Inc.	33,600	2,802,912
Exxon Mobil Corp.	358,500	33,605,790
Occidental Petroleum Corp.	370,790	28,016,892
Schlumberger Ltd.	398,000	31,473,840

		126,373,515

Food & Staples Retailing 4.4%
CVS Health Corp.	203,000	19,435,220
Wal-Mart Stores Inc.	381,800	27,879,036
Walgreens Boots Alliance Inc.	326,000	27,146,020

		74,460,276

Food, Beverage & Tobacco 6.1%
Archer-Daniels-Midland Co.	713,000	30,580,570
Bunge Ltd.	307,700	18,200,455
McCormick & Co. Inc.	208,900	22,283,363
PepsiCo Inc.	308,500	32,682,490

		103,746,878

Health Care Equipment & Services 12.9%
Abbott Laboratories	641,800	25,229,158
Becton, Dickinson and Co.	295,400	50,096,886
DENTSPLY SIRONA Inc.	4,000	248,160
Medtronic PLC	602,000	52,235,540
Stryker Corp.	420,200	50,352,566

Semiannual Report	FRD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services (continued)
West Pharmaceutical Services Inc.	567,318	$43,048,090

		221,210,400

Household & Personal Products 2.9%
Colgate-Palmolive Co.	191,000	13,981,200
The Procter & Gamble Co.	415,300	35,163,451

		49,144,651

Industrial Conglomerates 3.9%
Carlisle Cos. Inc.	101,061	10,680,127
Roper Technologies Inc.	333,043	56,803,814

		67,483,941

Insurance 5.3%
Aflac Inc.	276,200	19,930,592
Arthur J. Gallagher & Co.	660,000	31,416,000
Erie Indemnity Co., A	277,385	27,555,426
Old Republic International Corp.	449,208	8,665,222
RLI Corp.	41,300	2,840,614

		90,407,854

Machinery 7.8%
Donaldson Co. Inc.	350,068	12,028,337
Dover Corp.	771,976	53,513,376
Hillenbrand Inc.	888,300	26,684,532
Pentair PLC (United Kingdom)	704,800	41,082,792

		133,309,037

Materials 12.2%
Air Products and Chemicals Inc.	364,000	51,702,560
Albemarle Corp.	706,700	56,048,377
Bemis Co. Inc.	147,499	7,594,723
Ecolab Inc.	115,600	13,710,160
Nucor Corp.	447,055	22,088,988
Praxair Inc.	506,460	56,921,039

		208,065,847

Media 0.9%
John Wiley & Sons Inc., A	310,700	16,212,326

Pharmaceuticals, Biotechnology & Life Sciences 6.3%
AbbVie Inc.	300,800	18,622,528
Johnson & Johnson	381,800	46,312,340
Perrigo Co. PLC	208,500	18,904,695
Pfizer Inc.	669,700	23,580,137
Roche Holding AG, ADR (Switzerland)	25,000	823,750

		108,243,450

Retailing 2.3%
The Gap Inc.	556,300	11,804,686
Ross Stores Inc.	174,300	9,881,067
Target Corp.	100,800	7,037,856
Tiffany & Co.	161,500	9,793,360

		38,516,969

FRD-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment 2.9%
	Linear Technology Corp.	375,000	$17,448,750
	QUALCOMM Inc.	210,300	11,265,771
	Texas Instruments Inc.	347,200	21,752,080

			50,466,601

	Software & Services 4.6%
	Accenture PLC, A	202,000	22,884,580
	Microsoft Corp.	1,107,900	56,691,243

			79,575,823

	Trading Companies & Distributors 0.4%
	W.W. Grainger Inc.	28,100	6,385,725

	Transportation 0.4%
	United Parcel Service Inc., B	55,900	6,021,548

	Total Common Stocks (Cost $997,198,060)		1,668,572,207

	Short Term Investments (Cost $42,377,646) 2.5%
	Money Market Funds 2.5%
a,b	Institutional Fiduciary Trust Money Market Portfolio	42,377,646	42,377,646

	Total Investments (Cost $1,039,575,706) 100.0%		1,710,949,853
	Other Assets, less Liabilities (0.0)%†		(133,591)

	Net Assets 100.0%		$1,710,816,262

See Abbreviations on page FRD-20.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Franklin Rising Dividends VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$997,198,060
Cost - Non-controlled affiliates (Note 3e)	42,377,646

Total cost of investments	$1,039,575,706

Value - Unaffiliated issuers	$1,668,572,207
Value - Non-controlled affiliates (Note 3e)	42,377,646

Total value of investments	1,710,949,853
Receivables:
Capital shares sold	727,638
Dividends	2,080,600
Other assets	662

Total assets	1,713,758,753

Liabilities:
Payables:
Capital shares redeemed	1,322,632
Management fees	834,652
Distribution fees	632,986
Accrued expenses and other liabilities	152,221

Total liabilities	2,942,491

Net assets, at value	$1,710,816,262

Net assets consist of:
Paid-in capital	$999,791,522
Undistributed net investment income	11,352,134
Net unrealized appreciation (depreciation)	671,374,147
Accumulated net realized gain (loss)	28,298,459

Net assets, at value	$1,710,816,262

Class 1:
Net assets, at value	$173,215,641

Shares outstanding	7,176,527

Net asset value and maximum offering price per share	$24.14

Class 2:
Net assets, at value	$1,513,384,354

Shares outstanding	64,177,767

Net asset value and maximum offering price per share	$23.58

Class 4:
Net assets, at value	$24,216,267

Shares outstanding	1,022,765

Net asset value and maximum offering price per share	$23.68

FRD-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2016 (unaudited)

Franklin Rising Dividends VIP Fund
Investment income:
Dividends	$17,805,404

Expenses:
Management fees (Note 3a)	4,796,393
Distribution fees: (Note 3c)
Class 2	1,710,039
Class 4	36,700
Custodian fees (Note 4)	6,285
Reports to shareholders	95,519
Professional fees	26,737
Trustees’ fees and expenses	3,792
Other	14,814

Total expenses	6,690,279
Expenses waived/paid by affiliates (Note 3e)	(68,753)

Net expenses	6,621,526

Net investment income	11,183,878

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	28,396,610
Foreign currency transactions	(295)

Net realized gain (loss)	28,396,315

Net change in unrealized appreciation (depreciation) on investments	111,088,473

Net realized and unrealized gain (loss)	139,484,788

Net increase (decrease) in net assets resulting from operations	$150,668,666

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Rising Dividends VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$11,183,878	$23,865,895
Net realized gain (loss)	28,396,315	200,231,316
Net change in unrealized appreciation (depreciation)	111,088,473	(288,246,073)

Net increase (decrease) in net assets resulting from operations	150,668,666	(64,148,862)

Distributions to shareholders from:
Net investment income:
Class 1	(2,718,521)	(2,507,451)
Class 2	(20,665,957)	(22,189,853)
Class 4	(304,600)	(275,517)
Net realized gains:
Class 1	(19,761,965)	(15,606,236)
Class 2	(177,746,238)	(164,222,373)
Class 4	(2,696,441)	(2,002,122)

Total distributions to shareholders	(223,893,722)	(206,803,552)

Capital share transactions: (Note 2)
Class 1	35,543,569	6,114,953
Class 2	269,153,106	(112,317,852)
Class 4	4,732,993	7,967,834

Total capital share transactions	309,429,668	(98,235,065)

Net increase (decrease) in net assets	236,204,612	(369,187,479)
Net assets:
Beginning of period	1,474,611,650	1,843,799,129

End of period	$1,710,816,262	$1,474,611,650

Undistributed net investment income included in net assets:
End of period	$11,352,134	$23,857,334

FRD-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Rising Dividends VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Rising Dividends VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC)

securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

Semiannual Report	FRD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund.

FRD-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,036,049	$25,362,123	379,085	$9,885,431
Shares issued in reinvestment of distributions	944,162	22,480,486	689,257	18,113,687
Shares redeemed	(480,135)	(12,299,040)	(808,697)	(21,884,165)

Net increase (decrease)	1,500,076	$35,543,569	259,645	$6,114,953

Class 2 Shares:
Shares sold	7,138,983	$182,931,863	4,959,597	$130,929,237
Shares issued in reinvestment of distributions	8,526,523	198,412,195	7,239,310	186,412,226
Shares redeemed	(4,512,098)	(112,190,952)	(16,563,559)	(429,659,315)

Net increase (decrease)	11,153,408	$269,153,106	(4,364,652)	$(112,317,852)

Class 4 Shares:
Shares sold	160,992	$4,041,048	322,291	$8,758,972
Shares issued in reinvestment of distributions	128,469	3,001,041	88,076	2,277,639
Shares redeemed	(91,042)	(2,309,096)	(117,097)	(3,068,777)

Net increase (decrease)	198,419	$4,732,993	293,270	$7,967,834

Semiannual Report	FRD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.620% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

FRD-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	292,061	171,295,976	(129,210,391)	42,377,646	$42,377,646	$—	$—	0.2%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, there were no credits earned.

5. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,039,627,088

Unrealized appreciation	$703,297,133
Unrealized depreciation	(31,974,368)

Net unrealized appreciation (depreciation)	$671,322,765

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $135,059,575 and $56,433,669, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

Semiannual Report	FRD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2016, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FRD-20	Semiannual Report

Franklin Small Cap Value VIP Fund

We are pleased to bring you Franklin Small Cap Value VIP Fund’s semiannual report for the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 shares delivered a +11.22% total return* for the six-month period ended June 30, 2016.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FSV-1

FRANKLIN SMALL CAP VALUE VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small capitalization companies are those with market capitalizations under $3.5 billion at the time of purchase. The Fund generally invests in equity securities of companies that the manager believes are undervalued and have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and a small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund also may invest in equity real estate investment trusts (REITs). The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the Russell 2500TM Value Index, posted a +7.84% total return for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

For the six-month period ended June 30, 2016, the U.S. economy grew moderately, as measured by gross domestic product in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and nonresidential fixed investment contributed to the moderation. Although the unemployment rate rose from 4.7% in May to 4.9% in June, the increase was due to additional people entering the labor force, and for the entire period under review, unemployment declined slightly.2 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period, and rose to the highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index, remained subdued overall even though it spiked to the highest level in three years in April mainly due to a rebound in energy prices.

After raising its target range for the federal funds rate to 0.25%–0.50% at its December meeting, the Federal Reserve (Fed) maintained the rate through period-end. Although the Fed indicated a potential interest rate hike in June, subsequent reports showed job additions slowed substantially in May. Consequently, at its June meeting, the Fed kept the federal funds rate unchanged, and indicated that in determining the timing and size of future adjustments to the target range, it will assess realized and expected economic conditions relative to its objectives of maximum employment and 2.00% inflation. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

U.S. equity markets rose for the period under review, as investors generally remained confident due to the Fed’s continued caution surrounding further interest rate increases, the European Central Bank expanding its quantitative easing measures and cutting its benchmark interest rate to zero, the People’s Bank of China introducing further easing measures and the Bank of Japan adopting a negative interest rate policy. The rally in crude oil prices near period-end also boosted investor confidence. However, the U.K.’s historic referendum to leave the European Union (also known as the “Brexit”), global economic growth concerns and China’s slowing economy weighed on market sentiment. Despite periods of volatility, the broad U.S. stock market ended the six-month period higher, as measured by the Standard & Poor’s® 500 Index.3

Investment Strategy

We generally invest in stocks that we believe are undervalued and have the potential for capital appreciation. We consider a stock price a “value” when it trades at less than the price at which we believe it would trade if the market reflected all factors relating to the company’s worth. Accordingly, we invest in companies that we believe have, for example, stock prices that are low relative to current or historical or future earnings, book

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

FSV-2	Semiannual Report

FRANKLIN SMALL CAP VALUE VIP FUND

value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. Companies in which we may invest include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks, adverse events or cyclical downturns, or that may be considered potential takeover targets.

Manager’s Discussion

For the six-month period ended June 30, 2016, some contributors to absolute Fund performance included Axiall (sold by period-end), Universal Forest Products and Astec Industries. Axiall, a chemical and building products manufacturer, was the subject of an all cash takeover offer by Westlake Chemical at a premium to Axiall’s then share price. Universal Forest Products, a building and construction infrastructure products manufacturer and distributor, finished with a strong year of sales and earnings growth due to continued unit growth in its retail, industrial and construction end markets and well received new product introductions. Astec Industries, a leading manufacturer of road paving and construction related equipment, benefited from optimism related to additional funding directed to federal transportation spending, strong sales of its recently developed line of wood pellet making equipment and increased profitability due to better product mix and increased overhead absorption.

Detractors from absolute Fund performance included AAR, Bristow Group (sold by period-end) and Invacare. Shares of AAR, a provider of aerospace maintenance, repair and supply chain products and services to commercial and government customers, benefited from strong commercial demand due to growth in air travel. In addition, lower fuel prices are incentivizing airlines to increase utilization of older aircraft, which should result in demand for maintenance services. However, these positive developments were offset by continued uncertainty regarding the company’s military airlift business due to reduced activity in the Middle East and pricing pressure due to a global surplus of helicopters. Bristow Group, a provider of helicopter transportation services to the offshore oil and gas industry, along with search and rescue operations to government entities, reported weak earnings and cut its dividend as weak energy prices and pricing pressures caused by a global surplus of helicopters affected both revenues and profitability. Invacare, a medical equipment manufacturer and distributor, saw its share price negatively impacted by the issuance of a convertible bond, a competitive pricing

Semiannual Report	FSV-3

FRANKLIN SMALL CAP VALUE VIP FUND

Top 10 Holdings
6/30/16
Company Sector/Industry	% of Total Net Assets
Maple Leaf Foods Inc. (Canada) Food, Beverage & Tobacco	2.8%
LTC Properties Inc. Real Estate	2.7%
IDACORP Inc. Utilities	2.6%
Spire Inc. Utilities	2.4%
Astec Industries Inc. Machinery	2.4%
Sensient Technologies Corp. Materials	2.4%
Drew Industries Inc. Automobiles & Components	2.2%
Universal Forest Products Inc. Building Products	2.1%
AAR Corp. Aerospace & Defense	2.1%
Carlisle Cos. Inc. Industrial Conglomerates	2.0%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

environment and ongoing expenses related to U.S. Food and Drug Administration compliance issues at one of its plants.

During the period, we initiated several positions including Cubic, a transit and defense systems provider; Spirit Airlines, an airline operator; and Brinker International, a restaurant operator. The Fund also added to holdings including Lakeland Financial, a bank; Esterline Technologies, a specialized manufacturing company serving the aerospace and defense markets; and Brandywine Realty, a real estate investment trust; among several others. Conversely, we exited some positions including the aforementioned Axiall, StanCorp Financial and Ingram Micro. We reduced our positions in Regal Beloit, La-Z-Boy and Teleflex, among others.

Thank you for your continued participation in Franklin Small Cap Value VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSV-4	Semiannual Report

FRANKLIN SMALL CAP VALUE VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Fund-Level Expenses Incurred During Period* 1/1/16–6/30/16
Actual	$1,000	$1,112.20	$4.67
Hypothetical (5% return before expenses)	$1,000	$1,020.44	$4.47

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expenses waivers, for the Fund’s Class 2 shares (0.89%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Semiannual Report	FSV-5

SUPPLEMENT DATED JULY 18, 2016

TO THE PROSPECTUSES DATED MAY 1, 2016

OF

FRANKLIN GLOBAL REAL ESTATE VIP FUND

FRANKLIN SMALL CAP VALUE VIP FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The prospectus of Franklin Small Cap Value VIP Fund is amended as follows:

I.  The first paragraph under the “FUND SUMMARIES” – “Principal Investment Strategies” section, on page FSV-S1, is replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) under $3.5 billion at the time of purchase. Effective September 30, 2016, the definition of small-cap companies will be revised to read as follows: Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of May 31, 2016, the highest market capitalization in the Russell 2000 Index was $5.96 billion.

II.  The “Performance” section, on page FSV-S3, is revised to add the following:

	1 Year	5 Years	10 Years

Russell 2000 Value Index (index reflects no deduction for fees, expenses or taxes) [1]	-7.47%	7.67%	5.58%

1.	Performance figures as of December 31, 2015. The Russell 2000 Value Index is replacing the Russell 2500 Value Index as the Fund’s benchmark. The investment manager believes the composition of the Russell 2000 Value Index more accurately reflects the Fund’s holdings.

No one index is representative of the Fund’s portfolio.

III.  Effective September 30, 2016, the first paragraph under the “FUND DETAILS” – “Principal Investment Policies and Practices” section on page FSV D-1 is replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) under $3.5 billion at the time of purchase. Effective September 30, 2016, the definition of small-cap companies will be revised to read as follows: Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization

FSV-6

in the Russell 2000 Index, whichever is greater, at the time of purchase. As of May 31, 2016, the highest market capitalization in the Russell 2000 Index was $5.96 billion.

The prospectus of Franklin Global Real Estate VIP Fund is amended as follows:

The “FUND DETAILS” – “Management” section, on page FGR D-6, is revised to show the address of Franklin Templeton Institutional, LLC (FT Institutional) as 280 Park Avenue, New York, NY 10017.

Please keep this supplement with your prospectuses for future reference.

FSV-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small Cap Value VIP Fund

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012		2011
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.12	$22.81	$24.54	$18.58	$15.82		$16.55

Income from investment operations[a]:

Net investment income[b]	0.08	0.21	0.19	0.19	0.29	[c]	0.16

Net realized and unrealized gains (losses)	1.93	(1.53)	0.06	6.45	2.64		(0.74)

Total from investment operations	2.01	(1.32)	0.25	6.64	2.93		(0.58)

Less distributions from:

Net investment income	(0.21)	(0.20)	(0.20)	(0.32)	(0.17)		(0.15)

Net realized gains	(2.92)	(3.17)	(1.78)	(0.36)	—		—

Total distributions	(3.13)	(3.37)	(1.98)	(0.68)	(0.17)		(0.15)

Net asset value, end of period	$17.00	$18.12	$22.81	$24.54	$18.58		$15.82

Total return[d]	11.34%	(7.18)%	0.88%	36.50%	18.75%		(3.53)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.67%	0.65%	0.63%	0.63%	0.67%		0.66%

Expenses net of waiver and payments by affiliates	0.64%	0.64% [f]	0.63% [f,g]	0.63%	0.67%		0.66%

Net investment income	0.88%	1.04%	0.82%	0.90%	1.70%	[c]	1.02%

Supplemental data

Net assets, end of period (000’s)	$49,070	$45,897	$57,843	$62,408	$40,133		$39,374

Portfolio turnover rate	18.06%	27.05%	19.45%	10.44%	5.84%		14.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.10%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FSV-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012		2011
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.68	$22.32	$24.07	$18.23	$15.53		$16.25

Income from investment operations[a]:

Net investment income[b]	0.06	0.16	0.13	0.14	0.24	[c]	0.12

Net realized and unrealized gains (losses)	1.88	(1.49)	0.05	6.34	2.59		(0.73)

Total from investment operations	1.94	(1.33)	0.18	6.48	2.83		(0.61)

Less distributions from:

Net investment income	(0.16)	(0.14)	(0.15)	(0.28)	(0.13)		(0.11)

Net realized gains	(2.92)	(3.17)	(1.78)	(0.36)	—		—

Total distributions	(3.08)	(3.31)	(1.93)	(0.64)	(0.13)		(0.11)

Net asset value, end of period	$16.54	$17.68	$22.32	$24.07	$18.23		$15.53

Total return[d]	11.22%	(7.39)%	0.57%	36.24%	18.39%		(3.76)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.92%	0.90%	0.88%	0.88%	0.92%		0.91%

Expenses net of waiver and payments by affiliates	0.89%	0.89% [f]	0.88% [f,g]	0.88%	0.92%		0.91%

Net investment income	0.63%	0.79%	0.57%	0.65%	1.45%	[c]	0.77%

Supplemental data

Net assets, end of period (000’s)	$1,243,228	$1,172,173	$1,445,325	$1,606,802	$1,286,573		$1,211,168

Portfolio turnover rate	18.06%	27.05%	19.45%	10.44%	5.84%		14.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.85%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012		2011
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.96	$22.63	$24.37	$18.44	$15.71		$16.44

Income from investment operations[a]:

Net investment income[b]	0.05	0.14	0.11	0.12	0.22	[c]	0.11

Net realized and unrealized gains (losses)	1.92	(1.52)	0.05	6.42	2.63		(0.75)

Total from investment operations	1.97	(1.38)	0.16	6.54	2.85		(0.64)

Less distributions from:

Net investment income	(0.14)	(0.12)	(0.12)	(0.25)	(0.12)		(0.09)

Net realized gains	(2.92)	(3.17)	(1.78)	(0.36)	—		—

Total distributions	(3.06)	(3.29)	(1.90)	(0.61)	(0.12)		(0.09)

Net asset value, end of period	$16.87	$17.96	$22.63	$24.37	$18.44		$15.71

Total return[d]	11.20%	(7.52)%	0.48%	36.12%	18.27%		(3.87)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.02%	1.00%	0.98%	0.98%	1.02%		1.01%

Expenses net of waiver and payments by affiliates	0.99%	0.99% [f]	0.98% [f,g]	0.98%	1.02%		1.01%

Net investment income	0.53%	0.69%	0.47%	0.55%	1.35%	[c]	0.67%

Supplemental data

Net assets, end of period (000’s)	$27,397	$26,128	$30,452	$35,936	$32,424		$34,284

Portfolio turnover rate	18.06%	27.05%	19.45%	10.44%	5.84%		14.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.75%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FSV-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2016 (unaudited)

Franklin Small Cap Value VIP Fund
		Shares	Value
	Common Stocks 90.5%
	Aerospace & Defense 4.2%
	AAR Corp.	1,209,300	$28,225,062
	Cubic Corp.	397,200	15,951,552
a	Esterline Technologies Corp.	185,900	11,533,236

			55,709,850

	Automobiles & Components 4.2%
	Drew Industries Inc.	335,700	28,480,788
	Gentex Corp.	440,700	6,808,815
	Thor Industries Inc.	251,900	16,308,006
	Winnebago Industries Inc.	149,000	3,415,080

			55,012,689

	Banks 6.1%
	BNC Bancorp.	327,646	7,440,841
	Chemical Financial Corp.	591,154	22,044,132
	Columbia Banking System Inc.	453,000	12,711,180
	EverBank Financial Corp.	783,400	11,641,324
	Lakeland Financial Corp.	362,200	17,027,022
	Peoples Bancorp Inc.	257,000	5,600,030
	TrustCo Bank Corp. NY	684,300	4,386,363

			80,850,892

	Building Products 5.7%
a	Armstrong Flooring Inc.	240,600	4,078,170
a	Gibraltar Industries Inc.	496,800	15,683,976
	Griffon Corp.	436,600	7,361,076
	Insteel Industries Inc.	82,400	2,355,816
	Simpson Manufacturing Co. Inc.	433,400	17,322,998
	Universal Forest Products Inc.	306,888	28,445,449

			75,247,485

	Commercial & Professional Services 2.5%
a	Huron Consulting Group Inc.	171,300	10,349,946
	McGrath RentCorp	488,218	14,934,588
	MSA Safety Inc.	153,113	8,043,026

			33,327,560

	Construction & Engineering 3.2%
	Argan Inc.	12,200	508,984
	EMCOR Group Inc.	338,000	16,649,880
	Granite Construction Inc.	561,900	25,594,545

			42,753,409

	Consumer Durables & Apparel 3.7%
a	BRP Inc. (Canada)	824,200	13,184,904
	Brunswick Corp.	49,900	2,261,468
a	Crocs Inc.	1,318,000	14,867,040
	Hooker Furniture Corp.	179,000	3,846,710
	La-Z-Boy Inc.	296,500	8,248,630
a	M/I Homes Inc.	376,300	7,085,729

			49,494,481

	Consumer Services 0.8%
	Brinker International Inc.	246,300	11,214,039

Semiannual Report	FSV-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Electrical Equipment 2.0%
	EnerSys	280,110	$16,658,142
	Regal Beloit Corp.	167,500	9,220,875

			25,879,017

	Energy 4.9%
	Energen Corp.	280,107	13,503,958
a	Helix Energy Solutions Group Inc.	599,600	4,053,296
	Hunting PLC (United Kingdom)	2,086,200	13,352,348
a	Natural Gas Services Group Inc.	51,800	1,186,220
a	Oil States International Inc.	567,900	18,672,552
a	Unit Corp.	940,700	14,637,292

			65,405,666

	Food, Beverage & Tobacco 4.5%
	AGT Food and Ingredients Inc. (Canada)	116,600	3,202,642
	Dairy Crest Group PLC (United Kingdom)	484,804	3,474,602
	GrainCorp Ltd. (Australia)	408,300	2,628,275
a	Landec Corp.	848,600	9,130,936
	Maple Leaf Foods Inc. (Canada)	1,704,400	36,393,775
a	Omega Protein Corp.	222,700	4,451,773

			59,282,003

	Health Care Equipment & Services 5.5%
	Hill-Rom Holdings Inc.	407,400	20,553,330
	Invacare Corp.	213,300	2,587,329
	STERIS PLC	357,500	24,578,125
	Teleflex Inc.	141,900	25,160,289

			72,879,073

	Industrial Conglomerates 2.0%
	Carlisle Cos. Inc.	245,400	25,933,872

	Insurance 6.5%
	Arthur J. Gallagher & Co.	168,200	8,006,320
	Aspen Insurance Holdings Ltd.	466,400	21,631,632
	Endurance Specialty Holdings Ltd.	116,300	7,810,708
	The Hanover Insurance Group Inc.	183,200	15,502,384
	Old Republic International Corp.	877,800	16,932,762
	Validus Holdings Ltd.	317,800	15,441,902

			85,325,708

	Machinery 6.7%
	Astec Industries Inc.	561,900	31,550,685
	Franklin Electric Co. Inc.	134,464	4,444,035
	Hillenbrand Inc.	277,500	8,336,100
b	Lindsay Corp.	132,800	9,011,808
	Mueller Industries Inc.	692,700	22,083,276
	Mueller Water Products Inc., A	860,100	9,822,342
	Watts Water Technologies Inc., A	55,000	3,204,300

			88,452,546

	Materials 8.5%
	A Schulman Inc.	4,766	116,386
	AptarGroup Inc.	65,000	5,143,450
	Carpenter Technology Corp.	164,800	5,426,864

FSV-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Materials (continued)
a	Detour Gold Corp. (Canada)	700,700	$17,526,990
	H.B. Fuller Co.	513,640	22,595,024
	Minerals Technologies Inc.	106,100	6,026,480
	OceanaGold Corp. (Australia)	2,871,800	10,957,336
	RPM International Inc.	147,900	7,387,605
	Sensient Technologies Corp.	443,800	31,527,552
	Stepan Co.	86,600	5,155,298

			111,862,985

	Pharmaceuticals, Biotechnology & Life Sciences 1.9%
	Gerresheimer AG (Germany)	336,000	25,729,351

	Real Estate 4.2%
	Brandywine Realty Trust	1,151,700	19,348,560
	LTC Properties Inc.	689,800	35,683,354

			55,031,914

	Retailing 3.1%
	Caleres Inc.	430,400	10,419,984
	The Cato Corp., A	366,200	13,813,064
a	Genesco Inc.	174,708	11,235,471
a	West Marine Inc.	610,700	5,123,773

			40,592,292

	Semiconductors & Semiconductor Equipment 2.7%
	Cohu Inc.	736,000	7,985,600
	MKS Instruments Inc.	458,400	19,738,704
a	Photronics Inc.	840,800	7,491,528

			35,215,832

	Software & Services 0.7%
	Mentor Graphics Corp.	408,900	8,693,214

	Telecommunication Services 0.1%
a	ORBCOMM Inc.	175,900	1,750,205

	Transportation 1.7%
a	SAIA Inc.	368,000	9,251,520
a	Spirit Airlines Inc.	284,600	12,770,002

			22,021,522

	Utilities 5.1%
	Connecticut Water Service Inc.	29,200	1,641,040
	IDACORP Inc.	412,689	33,572,250
	Spire Inc.	452,000	32,019,680

			67,232,970

	Total Common Stocks (Cost $903,759,714)		1,194,898,575

		Principal Amount
	Corporate Bonds (Cost $9,106,623) 0.6%
	Energy 0.6%
	Unit Corp., senior sub. note, 6.625%, 5/15/21	$9,632,000	7,488,880

	Total Investments before Short Term Investments (Cost $912,866,337)		1,202,387,455

Semiannual Report	FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Short Term Investments 9.4%
	Money Market Funds (Cost $118,437,435) 9.0%
a,c	Institutional Fiduciary Trust Money Market Portfolio	118,437,435	$118,437,435

d	Investments from Cash Collateral Received for Loaned Securities 0.4%
	Money Market Funds (Cost $4,833,000) 0.3%
a,c	Institutional Fiduciary Trust Money Market Portfolio	4,833,000	4,833,000

		Principal Amount
	Repurchase Agreements (Cost $1,208,821) 0.1%
e	Joint Repurchase Agreement, 0.40%, 7/01/16 (Maturity Value $1,208,834)	$1,208,821	1,208,821
	BNP Paribas Securities Corp.

Collateralized by [f]U.S. Treasury Bill, 10/27/16; U.S. Treasury Bond, 8.75% - 9.00%, 11/15/18 - 5/15/20; U.S. Treasury Note, 0.363% - 4.75%, 9/15/16 - 3/31/21; U.S. Treasury Note, Index Linked, 2.625%, 7/15/17; and U.S. Treasury Strips, 8/15/16 - 2/15/21 (valued at $1,232,998)

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $6,041,821)		6,041,821

	Total Investments (Cost $1,037,345,593) 100.5%		1,326,866,711
	Other Assets, less Liabilities (0.5)%		(7,171,548)

	Net Assets 100.0%		$1,319,695,163

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2016. See Note 1(d).

cSee Note 3(e) regarding investments in affiliated management investment companies.

dSee Note 1(d) regarding securities on loan.

eSee Note 1(c) regarding joint repurchase agreement.

fThe security is traded on a discount basis with no stated coupon rate.

FSV-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Franklin Small Cap Value VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$912,866,337
Cost - Non-controlled affiliates (Note 3e)	123,270,435
Cost - Repurchase agreements	1,208,821

Total cost of investments	$1,037,345,593

Value - Unaffiliated issuers	$1,202,387,455
Value - Non-controlled affiliates (Note 3e)	123,270,435
Value - Repurchase agreements	1,208,821

Total value of investments (Includes securities loaned in the amount of $5,835,960)	1,326,866,711
Receivables:
Investment securities sold	1,683,518
Capital shares sold	295,150
Dividends and interest	732,797
Other assets	550

Total assets	1,329,578,726

Liabilities:
Payables:
Investment securities purchased	1,377,885
Capital shares redeemed	1,124,980
Management fees	647,235
Distribution fees	521,659
Payable upon return of securities loaned	6,041,821
Accrued expenses and other liabilities	169,983

Total liabilities	9,883,563

Net assets, at value	$1,319,695,163

Net assets consist of:
Paid-in capital	$989,821,505
Undistributed net investment income	4,257,803
Net unrealized appreciation (depreciation)	289,513,430
Accumulated net realized gain (loss)	36,102,425

Net assets, at value	$1,319,695,163

Class 1:
Net assets, at value	$49,069,903

Shares outstanding	2,886,310

Net asset value and maximum offering price per share	$17.00

Class 2:
Net assets, at value	$1,243,228,035

Shares outstanding	75,171,623

Net asset value and maximum offering price per share	$16.54

Class 4:
Net assets, at value	$27,397,225

Shares outstanding	1,623,966

Net asset value and maximum offering price per share	$16.87

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2016 (unaudited)

Franklin Small Cap Value VIP Fund
Investment income:
Dividends	$8,917,088
Interest	360,339
Income from securities loaned (net of fees and rebates)	90,055

Total investment income	9,367,482

Expenses:
Management fees (Note 3a)	3,909,296
Distribution fees: (Note 3c)
Class 2	1,445,260
Class 4	44,858
Custodian fees (Note 4)	8,581
Reports to shareholders	125,666
Professional fees	25,171
Trustees’ fees and expenses	3,150
Other	11,641

Total expenses	5,573,623
Expenses waived/paid by affiliates (Note 3e)	(147,166)

Net expenses	5,426,457

Net investment income	3,941,025

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	37,653,256
Foreign currency transactions	(102,440)

Net realized gain (loss)	37,550,816

Net change in unrealized appreciation (depreciation) on:
Investments	92,102,341
Translation of other assets and liabilities denominated in foreign currencies	(7,306)

Net change in unrealized appreciation (depreciation)	92,095,035

Net realized and unrealized gain (loss)	129,645,851

Net increase (decrease) in net assets resulting from operations	$133,586,876

FSV-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small Cap Value VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,2015
Increase (decrease) in net assets:
Operations:
Net investment income	$3,941,025	$11,196,499
Net realized gain (loss)	37,550,816	195,958,536
Net change in unrealized appreciation (depreciation)	92,095,035	(310,285,782)

Net increase (decrease) in net assets resulting from operations	133,586,876	(103,130,747)

Distributions to shareholders from:
Net investment income:
Class 1	(515,096)	(483,179)
Class 2	(10,103,275)	(8,399,662)
Class 4	(189,568)	(155,331)
Net realized gains:
Class 1	(7,134,342)	(7,665,840)
Class 2	(185,669,944)	(193,180,034)
Class 4	(4,020,473)	(4,250,502)

Total distributions to shareholders	(207,632,698)	(214,134,548)

Capital share transactions: (Note 2)
Class 1	5,767,197	(165,713)
Class 2	141,046,017	25,699,762
Class 4	2,730,004	2,309,001

Total capital share transactions	149,543,218	27,843,050

Net increase (decrease) in net assets	75,497,396	(289,422,245)
Net assets:
Beginning of period	1,244,197,767	1,533,620,012

End of period	$1,319,695,163	$1,244,197,767

Undistributed net investment income included in net assets:
End of period	$4,257,803	$11,124,717

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Small Cap Value VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small Cap Value VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2016.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	69,382	$1,262,552	97,924	$2,017,340
Shares issued in reinvestment of distributions	456,683	7,649,438	407,044	8,149,019
Shares redeemed	(173,182)	(3,144,793)	(507,751)	(10,332,072)

Net increase (decrease)	352,883	$5,767,197	(2,783)	$(165,713)

Class 2 Shares:
Shares sold	2,756,238	$49,544,180	3,551,318	$71,764,155
Shares issued in reinvestment of distributions	12,018,000	195,773,219	10,305,710	201,579,696
Shares redeemed	(5,914,169)	(104,271,382)	(12,288,306)	(247,644,089)

Net increase (decrease)	8,860,069	$141,046,017	1,568,722	$25,699,762

Class 4 Shares:
Shares sold	122,353	$2,213,903	220,435	$4,535,105
Shares issued in reinvestment of distributions	253,312	4,210,041	221,510	4,405,833
Shares redeemed	(206,169)	(3,693,940)	(332,844)	(6,631,937)

Net increase (decrease)	169,496	$2,730,004	109,101	$2,309,001

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1.2 billion
0.575%	Over $1.2 billion, up to and including $1.3 billion
0.475%	In excess of $1.3 billion

For the period ended June 30, 2016, the effective management fee rate was 0.637% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	103,357,618	156,371,810	(136,458,993)	123,270,435	$123,270,435	$—	$—	0.6%

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, there were no credits earned.

5. Income taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,040,055,242

Unrealized appreciation	$349,012,578
Unrealized depreciation	(62,201,109)

Net unrealized appreciation (depreciation)	$286,811,469

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $207,892,601 and $277,013,252, respectively.

At June 30, 2016, in connection with securities lending transactions, the Fund loaned equity investments and received $6,041,821 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

8. Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments[a]	$1,194,898,575	$—	$—	$1,194,898,575
Corporate Bonds	—	7,488,880	—	7,488,880
Short Term Investments	123,270,435	1,208,821	—	124,479,256

Total Investments in Securities	$1,318,169,010	$8,697,701	$—	$1,326,866,711

aFor detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Small-Mid Cap Growth VIP Fund

This semiannual report for Franklin Small-Mid Cap Growth VIP Fund covers the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 shares had a -0.63% total return* for the six-month period ended June 30, 2016.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small-capitalization and mid-capitalization companies. For this Fund, small cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase, and midcap companies are those within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s narrow benchmark, the Russell Midcap® Growth Index, generated a +2.15% total return, and its broad benchmark, the Standard & Poor’s® 500 Index (S&P 500®), produced a +3.84% total return for the same period.2

Economic and Market Overview

For the six-month period ended June 30, 2016, the U.S. economy grew moderately, as measured by gross domestic product in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and nonresidential fixed investment contributed to the moderation. Although the unemployment rate rose from 4.7% in May to 4.9% in June, the increase was due to additional people entering the labor force, and for the entire period under review, unemployment declined slightly.3 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period, and rose to the highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index, remained subdued overall even though it spiked to the highest level in three years in April mainly due to a rebound in energy prices.

After raising its target range for the federal funds rate to 0.25%–0.50% at its December meeting, the Federal Reserve (Fed) maintained the rate through period-end. Although the Fed indicated a potential interest rate hike in June, subsequent reports showed job additions slowed substantially in May. Consequently, at its June meeting, the Fed kept the federal funds rate unchanged, and indicated that in determining the timing and size of future adjustments to the target range, it will assess realized and expected economic conditions relative to its objectives of maximum employment and 2.00% inflation. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

U.S. equity markets rose for the period under review, as investors generally remained confident due to the Fed’s continued caution surrounding further interest rate increases, the European Central Bank expanding its quantitative easing measures and cutting its benchmark interest rate to zero, the People’s Bank of China introducing further easing measures and the Bank of Japan adopting a negative interest rate policy. The rally in crude oil prices near period-end also boosted investor confidence. However, the U.K.’s historic referendum to leave the European Union (also known as the “Brexit”), global economic growth concerns and China’s slowing economy weighed on market sentiment. Despite periods of volatility, the broad U.S. stock market ended the six-month period higher, as measured by the S&P 500.

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Bureau of Labor Statistics.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

For the six-month period ended June 30, 2016, some sectors represented in the Fund’s portfolio contributed to absolute performance. Relative to the Fund’s narrow benchmark, the Russell Midcap® Growth Index, key contributors included an overweighted position in energy and stock selection in the materials and consumer staples sectors. In energy, the Fund’s holding in natural gas provider EQT benefited from a sharp rebound in natural gas prices following a record warm winter that caused prices to decrease. The company also had a strong balance sheet and large cash position, which enabled EQT to add to its Marcellus Shale position through acquisitions at what we considered attractive values. In the materials and consumer staples sectors, positions in construction materials manufacturer Martin Marietta Materials and private label packaged food company TreeHouse Foods aided the Fund’s relative performance. Martin Marietta Materials experienced boosted performance as a stronger residential construction environment and the passage of a federal highway bill in December 2015 supported strong demand for cement and other construction materials. The company has enjoyed solid profit margins and meaningful pricing growth for its products. In addition, Martin Marietta sold its California cement plant, which contributed to margin expansion, and purchased additional assets in Colorado, which led the company to benefit from the Denver metropolitan area’s strong housing environment. Share buybacks also supported the company’s share price, as did disciplined capital allocation, in our view. TreeHouse serves an array of customers including Wal-Mart, Safeway and Whole Foods, and near the beginning of the period, expanded its base by acquiring ConAgra’s private brands business at what we believed was an attractive price. In our analysis, this acquisition will benefit TreeHouse for many years. Additionally, during the period the company was able to double its revenue base, broaden its portfolio and ultimately increase its value proposition to retailers. We further believe there are substantial cost and revenue synergies, which are not fully appreciated in consensus expectations.

Other notable contributors to the Fund’s relative performance included oil and natural gas provider Concho Resources and geospatial information products and services provider DigitalGlobe. Concho Resources improved drilling efficiencies during the period. This improvement along with the company’s overall operational performance supported 2017 guidance for double-digit production growth, well above the market’s perceived value. The company continued to be relatively conservative in drilling its

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Permian oil acreage on the western side of the basin, traditionally drilling shorter horizontal wells and using smaller hydraulic fracturing activities than its peers. However, the company began to move toward bigger and longer horizontal wells, which can provide more upside to reserves and production in the long term. Shares of DigitalGlobe increased due to strong revenue and earnings per share. This period, however, did follow a year of underperformance for the company, but we believe management has improved its ability to set reasonable and achievable expectations. The company renewed two of its three largest contracts, captured new contracts and the increased global threat environment provided further upside potential to revenue and profitability due to some shorter cycle sales. In the first quarter of 2016, management increased its focus on costs and being more capital efficient.

In contrast, key detractors from the Fund’s relative performance included an overweighted position in the health care sector along with stock selection in the health care, industrials and financials sectors. In health care, shares of specialty pharmaceuticals manufacturer Perrigo fell due to news of the departure of its chief executive officer and a concurrent reduction in guidance. Margins for the company’s prescriptions segment were hurt by an unusual spike in approvals for competitor drugs. We believe margins will likely recover as Perrigo’s own drugs gain approval and with new management’s focus on improving operational efficiency at its recently acquired, underperforming European subsidiary.

Within industrials, Robert Half International (RHI), a specialized staffing company, generally met expectations during the period. However, earnings guidance consistently declined due to slowing growth in the demand for the company’s temporary staffing services, which management attributed to a cautious approach to hiring by clients amid global economic uncertainty. Moreover, we believe the lower-than-expected U.S. May nonfarm payroll report and the Brexit contributed to greater economic uncertainty, which could further extend the cautious hiring approach of RHI’s clients. In the financials sector, shares of financial advisory and asset management company Lazard, which is heavily tied to the U.K. and Europe in general, was negatively impacted by the Brexit.

Top 10 Holdings
6/30/16
Company Sector/Industry	% of Total Net Assets
Constellation Brands Inc Consumer Staples	2.2%
Electronic Arts Inc. Information Technology	2.0%
Intercontinental Exchange Inc. Financials	1.9%
Roper Technologies Inc. Industrials	1.8%
Equinix Inc. Financials	1.8%
Monster Beverage Corp. Consumer Staples	1.8%
Edwards Lifesciences Corp. Health Care	1.6%
NXP Semiconductors NV (Netherlands) Information Technology	1.6%
The Cooper Cos. Inc. Health Care	1.5%
Willis Towers Watson PLC Financials	1.5%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Thank you for your participation in Franklin Small-Mid Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Fund-Level Expenses Incurred During Period* 1/1/16–6/30/16
Actual	$1,000	$ 993.70	$5.35
Hypothetical (5% return before expenses)	$1,000	$1,019.49	$5.42

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.08%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small-Mid Cap Growth VIP Fund

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015		2014	2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.09	$24.95		$28.38	$21.87	$21.19	$22.21

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)	—	[c,d]	(0.07)	(0.09)	(0.01)[e]	(0.05)

Net realized and unrealized gains (losses)	(0.09)	(0.03)		2.04	8.19	2.27	(0.97)

Total from investment operations	(0.10)	(0.03)		1.97	8.10	2.26	(1.02)

Less distributions from net realized gains	(2.06)	(5.83)		(5.40)	(1.59)	(1.58)	—

Net asset value, end of period	$16.93	$19.09		$24.95	$28.38	$21.87	$21.19

Total return[f]	(0.53)%	(2.44)%		7.78%	38.50%	11.12%	(4.59)%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	0.84%	0.81%		0.80%	0.80%	0.80%	0.79%

Expenses net of waiver and payments by affiliates	0.83% [h]	0.81%	[i]	0.80% [i]	0.80% [h]	0.80%	0.79%

Net investment income (loss)	(0.08)%	0.01%	[d]	(0.29)%	(0.35)%	(0.03)% [e]	(0.21)%

Supplemental data

Net assets, end of period (000’s)	$81,189	$87,866		$99,803	$98,020	$75,977	$76,384

Portfolio turnover rate	14.04%	37.85%		48.73%	42.77%	41.44%	45.00%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.24)%.

eNet investment income per share includes approximately $0.03 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.16)%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.69	$23.56	$27.16	$21.04	$20.49	$21.54

Income from investment operations[a]:

Net investment income (loss)[b]	(0.03)	(0.05)[c]	(0.13)	(0.14)	(0.06)[d]	(0.10)

Net realized and unrealized gains (losses)	(0.08)	0.01	1.93	7.85	2.19	(0.95)

Total from investment operations	(0.11)	(0.04)	1.80	7.71	2.13	(1.05)

Less distributions from net realized gains	(2.06)	(5.83)	(5.40)	(1.59)	(1.58)	—

Net asset value, end of period	$15.52	$17.69	$23.56	$27.16	$21.04	$20.49

Total return[e]	(0.63)%	(2.66)%	7.47%	38.15%	10.85%	(4.87)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.09%	1.06%	1.05%	1.05%	1.05%	1.04%

Expenses net of waiver and payments by affiliates	1.08% [g]	1.06% [h]	1.05% [h]	1.05% [g]	1.05%	1.04%

Net investment income (loss)	(0.33)%	(0.24)% [c]	(0.54)%	(0.60)%	(0.28)% [d]	(0.46)%

Supplemental data

Net assets, end of period (000’s)	$447,066	$478,649	$582,772	$660,806	$670,193	$717,086

Portfolio turnover rate	14.04%	37.85%	48.73%	42.77%	41.44%	45.00%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.49)%.

dNet investment income per share includes approximately $0.03 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.41)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.23	$24.14	$27.72	$21.47	$20.90	$21.98

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)	(0.07)[c]	(0.16)	(0.17)	(0.09)[d]	(0.12)

Net realized and unrealized gains (losses)	(0.09)	(0.01)	1.98	8.01	2.24	(0.96)

Total from investment operations	(0.13)	(0.08)	1.82	7.84	2.15	(1.08)

Less distributions from net realized gains	(2.06)	(5.83)	(5.40)	(1.59)	(1.58)	—

Net asset value, end of period	$16.04	$18.23	$24.14	$27.72	$21.47	$20.90

Total return[e]	(0.73)%	(2.77)%	7.39%	37.99%	10.79%	(4.91)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.19%	1.16%	1.15%	1.15%	1.15%	1.14%

Expenses net of waiver and payments by affiliates	1.18% [g]	1.16% [h]	1.15% [h]	1.15% [g]	1.15%	1.14%

Net investment income (loss)	(0.43)%	(0.34)% [c]	(0.64)%	(0.70)%	(0.38)% [d]	(0.56)%

Supplemental data

Net assets, end of period (000’s)	$13,845	$15,105	$16,384	$19,132	$12,000	$12,664

Portfolio turnover rate	14.04%	37.85%	48.73%	42.77%	41.44%	45.00%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.59)%.

dNet investment income per share includes approximately $0.03 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.51)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FSC-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2016 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund
		Shares	Value
	Common Stocks 96.2%
	Consumer Discretionary 16.4%
	Advance Auto Parts Inc.	21,200	$3,426,555
a	Buffalo Wild Wings Inc.	30,500	4,237,975
	Delphi Automotive PLC (United Kingdom)	62,900	3,937,540
	Dick’s Sporting Goods Inc.	142,600	6,425,556
a	Dollar Tree Inc.	82,000	7,727,680
a	Global Eagle Entertainment Inc.	299,100	1,986,024
a	Grand Canyon Education Inc.	105,500	4,211,560
	Hanesbrands Inc.	210,500	5,289,865
a	IMAX Corp. (Canada)	141,000	4,156,680
	L Brands Inc.	91,300	6,128,969
b	Marriott International Inc., A	62,800	4,173,688
	Newell Brands Inc.	91,616	4,449,789
a	Norwegian Cruise Line Holdings Ltd.	107,400	4,278,816
a	NVR Inc.	2,300	4,094,782
a	O’Reilly Automotive Inc.	15,700	4,256,270
	Polaris Industries Inc.	40,300	3,294,928
	Ross Stores Inc.	71,600	4,059,004
	Tractor Supply Co.	60,100	5,479,918
a,b	Under Armour Inc., A	58,176	2,334,603
a	Under Armour Inc., C	51,036	1,857,700
a,b	Zoe’s Kitchen Inc.	88,700	3,217,149

			89,025,051

	Consumer Staples 6.9%
	Constellation Brands Inc., A	73,200	12,107,280
a	Monster Beverage Corp.	60,300	9,690,813
	Pinnacle Foods Inc.	38,300	1,772,907
a	TreeHouse Foods Inc.	65,600	6,733,840
a	WhiteWave Foods Co., A	150,200	7,050,388

			37,355,228

	Energy 3.0%
	Cabot Oil & Gas Corp., A	184,900	4,759,326
a	Concho Resources Inc.	50,400	6,011,208
	EQT Corp.	34,600	2,679,078
a	Matador Resources Co.	5,100	100,980
	Superior Energy Services Inc.	143,000	2,632,630

			16,183,222

	Financials 10.9%
a	Affiliated Managers Group Inc.	42,800	6,024,956
	Arthur J. Gallagher & Co.	105,200	5,007,520
a	CBRE Group Inc.	150,500	3,985,240
	Equinix Inc.	25,225	9,780,489
	Intercontinental Exchange Inc.	39,208	10,035,680
	Lazard Ltd. LP, A	143,400	4,270,452
	Moody’s Corp.	37,100	3,476,641
a	Signature Bank	56,500	7,057,980
a	SVB Financial Group	12,000	1,141,920
	Willis Towers Watson PLC	66,400	8,254,184

			59,035,062

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Health Care 19.6%
a,b	Acadia Pharmaceuticals Inc.	38,970	$1,264,966
a	Akorn Inc.	175,100	4,987,723
a	BioMarin Pharmaceutical Inc.	31,047	2,415,457
a,b	Celldex Therapeutics Inc.	137,000	601,430
a	Cerner Corp.	87,700	5,139,220
	The Cooper Cos. Inc.	48,200	8,269,674
a	DaVita HealthCare Partners Inc.	79,400	6,139,208
	DENTSPLY SIRONA Inc.	75,100	4,659,204
a	DexCom Inc.	79,027	6,269,212
a	Edwards Lifesciences Corp.	89,500	8,925,835
a	Envision Healthcare Holdings Inc.	77,943	1,977,414
a,b	Heron Therapeutics Inc.	83,742	1,511,543
a	Hologic Inc.	195,600	6,767,760
a	Impax Laboratories Inc.	96,700	2,786,894
a	Incyte Corp.	35,800	2,863,284
a	Insulet Corp.	60,985	1,844,186
a	Mallinckrodt PLC	94,326	5,733,134
a	Medivation Inc.	49,794	3,002,578
a	Mettler-Toledo International Inc.	18,600	6,787,512
a	Neurocrine Biosciences Inc.	25,615	1,164,202
a	Nevro Corp.	71,900	5,303,344
a,b	Penumbra Inc.	26,569	1,580,856
	Perrigo Co. PLC	29,090	2,637,590
a	Pfenex Inc.	159,200	1,332,504
a	Quintiles Transnational Holdings Inc.	124,200	8,112,744
a,b	Revance Therapeutics Inc.	109,200	1,485,120
a	SciClone Pharmaceuticals Inc.	81,342	1,062,327
a,b	TherapeuticsMD Inc.	175,000	1,487,500

			106,112,421

	Industrials 14.9%
	Acuity Brands Inc.	15,800	3,917,768
	Allegiant Travel Co.	12,492	1,892,538
	AMETEK Inc.	174,600	8,071,758
	B/E Aerospace Inc.	108,600	5,014,605
a	DigitalGlobe Inc.	235,100	5,028,789
	Dun & Bradstreet Corp.	48,900	5,957,976
a	Genesee & Wyoming Inc.	112,200	6,614,190
a	HD Supply Holdings Inc.	211,000	7,347,020
	Hexcel Corp.	120,200	5,005,128
a	IHS Inc., A	60,500	6,994,405
	J.B. Hunt Transport Services Inc.	37,000	2,994,410
	Robert Half International Inc.	155,000	5,914,800
	Roper Technologies Inc.	57,370	9,785,027
a	Sensata Technologies Holding NV	68,400	2,386,476
a	Verisk Analytics Inc.	46,100	3,737,788

			80,662,678

	Information Technology 20.9%
a	2U Inc.	170,700	5,020,287
a	Alliance Data Systems Corp.	18,600	3,644,112
	Analog Devices Inc.	20,000	1,132,800

FSC-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Information Technology (continued)
a	ANSYS Inc.	35,800	$3,248,850
a	Atlassian Corp. PLC (Australia)	57,400	1,486,660
a	Bottomline Technologies (de) Inc.	95,400	2,053,962
	Cognex Corp.	125,200	5,396,120
a	CoStar Group Inc.	37,600	8,221,616
	CSRA Inc.	212,400	4,976,532
a	Electronic Arts Inc.	146,300	11,083,688
	Fidelity National Information Services Inc.	69,200	5,098,656
a	FleetCor Technologies Inc.	38,900	5,567,757
a	GoDaddy Inc., A	133,300	4,157,627
a	Integrated Device Technology Inc.	40,000	805,200
	Intersil Corp., A	383,800	5,196,652
	Lam Research Corp.	41,300	3,471,678
	Microchip Technology Inc.	56,000	2,842,560
a	NXP Semiconductors NV (Netherlands)	110,068	8,622,727
a	Palo Alto Networks Inc.	44,400	5,445,216
a	Proofpoint Inc.	38,200	2,410,038
a	Red Hat Inc.	80,200	5,822,520
a	ServiceNow Inc.	70,800	4,701,120
a	Vantiv Inc., A	117,500	6,650,500
a	ViaSat Inc.	54,452	3,887,873
a	Workday Inc., A	35,400	2,643,318

			113,588,069

	Materials 2.8%
a	Axalta Coating Systems Ltd.	268,800	7,131,264
	Martin Marietta Materials Inc.	42,600	8,179,200

			15,310,464

	Telecommunication Services 0.8%
a	SBA Communications Corp.	41,800	4,511,892

	Total Common Stocks (Cost $393,093,579)		521,784,087

	Preferred Stocks 0.3%
	Consumer Discretionary 0.3%
a,c	DraftKings Inc., pfd., D	115,528	440,462
a,c	DraftKings Inc., pfd., D-1	284,105	1,083,178

	Total Preferred Stocks (Cost $2,800,003)		1,523,640

	Total Investments before Short Term Investments (Cost $395,893,582)		523,307,727

	Short Term Investments 5.3%
	Money Market Funds (Cost $12,543,362) 2.3%
a,d	Institutional Fiduciary Trust Money Market Portfolio	12,543,362	12,543,362

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
e	Investments from Cash Collateral Received for Loaned Securities (Cost $15,832,625) 3.0%
	Money Market Funds 3.0%
a,d	Institutional Fiduciary Trust Money Market Portfolio	15,832,625	$15,832,625

	Total Investments (Cost $424,269,569) 101.8%		551,683,714
	Other Assets, less Liabilities (1.8)%		(9,583,463)

	Net Assets 100.0%		$542,100,251

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2016. See Note 1(c).

cSee Note 7 regarding restricted securities.

dSee Note 3(e) regarding investments in affiliated management investment companies.

eSee Note 1(c) regarding securities on loan.

FSC-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$395,893,582
Cost - Non-controlled affiliates (Note 3e)	28,375,987

Total cost of investments	$424,269,569

Value - Unaffiliated issuers	$523,307,727
Value - Non-controlled affiliates (Note 3e)	28,375,987

Total value of investments (includes securities loaned in the amount of $15,819,120)	551,683,714
Receivables:
Investment securities sold	7,518,557
Capital shares sold	94,175
Dividends and interest	348,175
Due from custodian	76,823
Other assets	246

Total assets	559,721,690

Liabilities:
Payables:
Investment securities purchased	345,979
Capital shares redeemed	391,506
Management fees	346,915
Distribution fees	194,501
Payable upon return of securities loaned	16,180,800
Accrued expenses and other liabilities	161,738

Total liabilities	17,621,439

Net assets, at value	$542,100,251

Net assets consist of:
Paid-in capital	$411,627,629
Undistributed net investment income (loss)	(793,998)
Net unrealized appreciation (depreciation)	127,414,145
Accumulated net realized gain (loss)	3,852,475

Net assets, at value	$542,100,251

Class 1:
Net assets, at value	$81,189,094

Shares outstanding	4,794,490

Net asset value and maximum offering price per share	$16.93

Class 2:
Net assets, at value	$447,065,712

Shares outstanding	28,810,093

Net asset value and maximum offering price per share	$15.52

Class 4:
Net assets, at value	$13,845,445

Shares outstanding	862,966

Net asset value and maximum offering price per share	$16.04

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2016 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund
Investment income:
Dividends	$1,836,503
Income from securities loaned (net of fees and rebates)	148,426

Total investment income	1,984,929

Expenses:
Management fees (Note 3a)	2,108,719
Distribution fees: (Note 3c)
Class 2	547,142
Class 4	24,059
Custodian fees (Note 4)	2,526
Reports to shareholders	103,068
Professional fees	21,432
Trustees’ fees and expenses	1,502
Other	6,613

Total expenses	2,815,061
Expense reductions (Note 4)	(24)
Expenses waived/paid by affiliates (Note 3e)	(36,110)

Net expenses	2,778,927

Net investment income (loss)	(793,998)

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	4,815,924

Net change in unrealized appreciation (depreciation) on investments	(9,384,738)

Net realized and unrealized gain (loss)	(4,568,814)

Net increase (decrease) in net assets resulting from operations	$(5,362,812)

FSC-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(793,998)	$(1,403,843)
Net realized gain (loss)	4,815,924	63,022,161
Net change in unrealized appreciation (depreciation)	(9,384,738)	(74,279,798)

Net increase (decrease) in net assets resulting from operations	(5,362,812)	(12,661,480)

Distributions to shareholders from:
Net realized gains:
Class 1	(8,833,462)	(22,509,343)
Class 2	(52,547,749)	(135,758,632)
Class 4	(1,581,894)	(4,098,814)

Total distributions to shareholders	(62,963,105)	(162,366,789)

Capital share transactions: (Note 2)
Class 1	2,842,337	12,480,207
Class 2	25,516,987	41,958,103
Class 4	446,499	3,251,391

Total capital share transactions	28,805,823	57,689,701

Net increase (decrease) in net assets	(39,520,094)	(117,338,568)
Net assets:
Beginning of period	581,620,345	698,958,913

End of period	$542,100,251	$581,620,345

Undistributed net investment income (loss) included in net assets:
End of period	$(793,998)	$—

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small-Mid Cap Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter [(OTC)] securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or uninvested cash as included in due from custodian in the Statement of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	76,632	$1,376,820	195,710	$4,581,670
Shares issued in reinvestment of distributions	521,764	8,833,462	1,062,262	22,509,343
Shares redeemed	(406,483)	(7,367,945)	(655,587)	(14,610,806)

Net increase (decrease)	191,913	$2,842,337	602,385	$12,480,207

Class 2 Shares:
Shares sold	644,220	$10,808,921	1,198,268	$26,202,656
Shares issued in reinvestment of distributions	3,385,809	52,547,749	6,905,322	135,758,632
Shares redeemed	(2,279,883)	(37,839,683)	(5,776,970)	(120,003,185)

Net increase (decrease)	1,750,146	$25,516,987	2,326,620	$41,958,103

Class 4 Shares:
Shares sold	61,135	$1,034,422	239,982	$5,202,958
Shares issued in reinvestment of distributions	98,560	1,581,894	202,211	4,098,814
Shares redeemed	(125,457)	(2,169,817)	(292,263)	(6,050,381)

Net increase (decrease)	34,238	$446,499	149,930	$3,251,391

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.575%	Over $6.5 billion, up to and including $11.5 billion
0.550%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees (continued)

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.793% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	33,143,168	148,397,175	(153,164,356)	28,375,987	$28,375,987	$—	$—	0.1%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

5. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$425,102,628

Unrealized appreciation	$153,725,600
Unrealized depreciation	(27,144,514)

Net unrealized appreciation (depreciation)	$126,581,086

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $74,960,730 and $115,974,275, respectively.

At June 30, 2016, in connection with securities lending transactions, the Fund loaned equity investments and received $16,180,800 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
115,528	DraftKings Inc., pfd., D	8/07/15	$622,222	$440,462
284,105	DraftKings Inc., pfd., D-1	8/07/15	2,177,781	1,083,178

	Total Restricted Securities (Value is 0.3% of Net Assets)		$2,800,003	$1,523,640

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Discretionary	$89,025,051	$—	$1,523,640	$90,548,691
All Other Equity Investments[b]	432,759,036	—	—	432,759,036
Short Term Investments	28,375,987	—	—	28,375,987

Total Investments in Securities	$550,160,074	$—	$1,523,640	$551,683,714

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Strategic Income VIP Fund

This semiannual report for Franklin Strategic Income VIP Fund covers the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 shares delivered a +4.19% total return* for the six-month period ended June 30, 2016.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FSI-1

FRANKLIN STRATEGIC INCOME VIP FUND

Fund Goals and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, had a +5.31% total return for the period under review.1 The Fund’s peers, as measured by the Lipper Multi-Sector Income Funds Classification Average, produced a +4.32% return.2

Economic and Market Overview

The U.S. economy grew moderately, as measured by gross domestic product in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and nonresidential fixed investment contributed to the moderation. Although the unemployment rate rose from 4.7% in May to 4.9% in June, the increase was due to additional people entering the labor force, and for the entire period under review, unemployment declined slightly.3 Home sales remained strong and prices rose through most of the period amid relatively low mortgage rates. Monthly retail sales grew during most of the review period, and rose to the highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index, remained subdued overall even though it spiked to the highest level in three years in April mainly due to a rebound in energy prices.

After raising its target range for the federal funds rate to 0.25%–0.50% at its December meeting, the Federal Reserve (Fed) maintained the rate through-period end. Although the Fed hinted at an interest rate hike in June, subsequent reports showed job additions slowed substantially in May. Consequently, at its June meeting, the Fed kept the federal funds rate unchanged, and indicated that in determining the timing and size of future adjustments to the target range, it will assess realized and expected economic conditions relative to its objectives of maximum employment and 2.00% inflation. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

The 10-year Treasury yield, which moves inversely to price, declined during the period. It declined from a period high of 2.27% on December 31, 2015, and remained relatively low through period-end, reflecting investors’ concerns about global economic uncertainty. Negative interest rates in Japan and Europe, and central banks’ purchases of government bonds, also put downward pressure on U.S. yields. It touched a period low of 1.46% on June 27, 2016, and ended the period at 1.49%, after the Fed kept short-term interest rates unchanged and fears of Britain’s exit from the European Union boosted safe-haven buying by investors.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

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FRANKLIN STRATEGIC INCOME VIP FUND

and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments.

What is the yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

Manager’s Discussion

The Fund allocated assets across the broad fixed income markets on a global basis. During the period, we maintained large allocations to credit-sensitive securities, primarily noninvestment-grade credit, with a smaller exposure to investment-grade corporate bonds. The Fund also held positions in select non-U.S. dollar global government bonds. Conversely, the Fund sought to maintain a relatively low sensitivity to U.S. interest rates, with its sector exposure favoring the spread sectors of the fixed income market.

During the period, most spread sectors posted strong positive returns and delivered positive absolute performance. Corporate credit, both investment grade and below investment grade, was among the strongest performers during a period that largely lacked volatility until the end. Hard-currency emerging market issues also benefited results.

The Fund’s overweighted exposure to corporate credit in general, particularly noninvestment-grade corporate bonds, was a major contributor to absolute performance. The Fund’s position in non-U.S. dollar denominated bonds was also additive to our results as were our positions in municipal bonds and agency mortgage-backed securities. In contrast, our currency positions detracted from performance, mostly driven by our short Japanese yen exposure, as the yen strengthened versus the U.S. dollar during the period.

Asset Allocation*
Based on Total Net Assets
	6/30/16		12/31/15
High Yield Corporate Bonds & Preferred Securities	28.0%		29.3%
Floating Rate Loans	20.7%		20.0%
Investment-Grade Corporate Bonds	13.6%		10.1%
International Government & Agency Bonds (Non-$US)	10.2%		13.4%
Mortgage-Backed Securities	9.5%		3.9%
U.S. Treasury Securities	4.3%		4.0%
Commercial Mortgage-Backed Securities	2.8%		4.1%
International Government & Agency Bonds ($US)	2.3%		2.3%
Municipal Bonds	1.0%		2.6%
Equity	0.7%		1.0%
Asset-Backed Securities	0.4%		0.2%
Convertibles	0.0%	**	0.0%	**
Others	0.0%		1.8%
Short-Term Investments & Other Net Assets	6.4%		7.4%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The breakdown may not match the Statement of Investments (SOI).

**Rounds to less than 0.1%.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

Semiannual Report	FSI-3

FRANKLIN STRATEGIC INCOME VIP FUND

The portfolio utilized derivatives, including currency forwards and credit derivatives. Currency forwards are typically used to take long and short positions in currencies and as a tool to hedge currency risk. Credit derivatives can be used to hedge against credit risk or to otherwise enhance Fund returns by taking long or short positions in individual credits or baskets of credits in various sectors including in the corporate, municipal, sovereign and securitized markets.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a credit derivative?

A credit derivative is a contract agreement between the Fund and a counterparty that is principally used by the Fund to gain or increase exposure to certain high yield securities or segments of the high yield bond market and/or to hedge against credit risk.

Thank you for your participation in Franklin Strategic Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSI-4	Semiannual Report

FRANKLIN STRATEGIC INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50,

then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Fund-Level Expenses Incurred During Period* 1/1/16–6/30/16
Actual	$1,000	$1,041.90	$4.32
Hypothetical (5% return before expenses)	$1,000	$1,020.64	$4.27

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.85%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Semiannual Report	FSI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Highlights

Franklin Strategic Income VIP Fund

	Six Months Ended June 30, 2016 (unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.55		$11.90	$12.64	$13.17	$12.55	$12.99

Income from investment operations[a]:

Net investment income[b]	0.24		0.53	0.54	0.59	0.65	0.69

Net realized and unrealized gains (losses)	0.21		(0.91)	(0.25)	(0.15)	0.92	(0.32)

Total from investment operations	0.45		(0.38)	0.29	0.44	1.57	0.37

Less distributions from:

Net investment income and net foreign currency gains	(0.39)		(0.77)	(0.78)	(0.80)	(0.93)	(0.81)

Net realized gains	—		(0.20)	(0.25)	(0.17)	(0.02)	—

Total distributions	(0.39)		(0.97)	(1.03)	(0.97)	(0.95)	(0.81)

Net asset value, end of period	$10.61		$10.55	$11.90	$12.64	$13.17	$12.55

Total return[c]	4.32%		(3.62)%	2.12%	3.52%	13.12%	2.78%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.67%	[e]	0.63%	0.63%	0.60%	0.58%	0.60%

Expenses net of waiver and payments by affiliates	0.60%	[e,f]	0.62% [f]	0.62% [f]	0.60% [f]	0.58%	0.60% [f]

Net investment income	4.48%		4.71%	4.34%	4.58%	5.04%	5.36%

Supplemental data

Net assets, end of period (000’s)	$417,298		$441,658	$574,850	$705,493	$1,019,537	$1,043,690

Portfolio turnover rate	56.48%		85.85%	55.64%	48.06%	49.98%	55.65%

Portfolio turnover rate excluding mortgage dollar rolls[g]	30.10%		51.47%	48.86%	47.01%	48.75%	55.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eRatios are adjusted to exclude the effects of annualization for non-recurring expenses.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(h) regarding mortgage dollar rolls.

FSI-6	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.21		$11.55	$12.30	$12.84	$12.27	$12.72

Income from investment operations[a]:

Net investment income[b]	0.22		0.49	0.49	0.54	0.60	0.64

Net realized and unrealized gains (losses)	0.20		(0.89)	(0.24)	(0.13)	0.89	(0.30)

Total from investment operations	0.42		(0.40)	0.25	0.41	1.49	0.34

Less distributions from:

Net investment income and net foreign currency gains	(0.36)		(0.74)	(0.75)	(0.78)	(0.90)	(0.79)

Net realized gains	—		(0.20)	(0.25)	(0.17)	(0.02)	—

Total distributions	(0.36)		(0.94)	(1.00)	(0.95)	(0.92)	(0.79)

Net asset value, end of period	$10.27		$10.21	$11.55	$12.30	$12.84	$12.27

Total return[c]	4.19%		(3.87)%	1.86%	3.32%	12.75%	2.57%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.92%	[e]	0.88%	0.88%	0.85%	0.83%	0.85%

Expenses net of waiver and payments by affiliates	0.85%	[e,f]	0.87% [f]	0.87% [f]	0.85% [f]	0.83%	0.85% [f]

Net investment income	4.23%		4.46%	4.09%	4.33%	4.79%	5.11%

Supplemental data

Net assets, end of period (000’s)	$202,076		$202,192	$206,571	$175,307	$158,451	$123,749

Portfolio turnover rate	56.48%		85.85%	55.64%	48.06%	49.98%	55.65%

Portfolio turnover rate excluding mortgage dollar rolls[g]	30.10%		51.47%	48.86%	47.01%	48.75%	55.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eRatios are adjusted to exclude the effects of annualization for non-recurring expenses.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	FSI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.44		$11.78	$12.51	$13.04	$12.44	$12.88

Income from investment operations[a]:

Net investment income[b]	0.22		0.49	0.49	0.54	0.60	0.64

Net realized and unrealized gains (losses)	0.22		(0.91)	(0.25)	(0.14)	0.91	(0.31)

Total from investment operations	0.44		(0.42)	0.24	0.40	1.51	0.33

Less distributions from:

Net investment income and net foreign currency gains	(0.35)		(0.72)	(0.72)	(0.76)	(0.89)	(0.77)

Net realized gains	—		(0.20)	(0.25)	(0.17)	(0.02)	—

Total distributions	(0.35)		(0.92)	(0.97)	(0.93)	(0.91)	(0.77)

Net asset value, end of period	$10.53		$10.44	$11.78	$12.51	$13.04	$12.44

Total return[c]	4.20%		(3.98)%	1.75%	3.17%	12.67%	2.46%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.02%	[e]	0.98%	0.98%	0.95%	0.93%	0.95%

Expenses net of waiver and payments by affiliates	0.95%	[e,f]	0.97% [f]	0.97% [f]	0.95% [f]	0.93%	0.95% [f]

Net investment income	4.13%		4.36%	3.99%	4.23%	4.69%	5.01%

Supplemental data

Net assets, end of period (000’s)	$86,558		$92,965	$113,986	$134,970	$196,479	$188,786

Portfolio turnover rate	56.48%		85.85%	55.64%	48.06%	49.98%	55.65%

Portfolio turnover rate excluding mortgage dollar rolls[g]	30.10%		51.47%	48.86%	47.01%	48.75%	55.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eRatios are adjusted to exclude the effects of annualization for non-recurring expenses.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(h) regarding mortgage dollar rolls.

FSI-8	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Statement of Investments, June 30, 2016 (unaudited)

Franklin Strategic Income VIP Fund
		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests 0.7%
	Consumer Services 0.7%
a,b,c	Turtle Bay Resort	United States	1,901,449	$4,943,766

	Energy 0.0%†
a,d	Warrior Met Coal LLC, A	United States	1,499	151,124

	Health Care Equipment & Services 0.0%†
a	New Millennium Holdco Inc.	United States	9,504	32,670

	Transportation 0.0%†
a,e	CEVA Holdings LLC	United Kingdom	224	78,498

	Total Common Stocks and Other Equity Interests (Cost $5,469,402)			5,206,058

	Management Investment Companies 8.0%
	Diversified Financials 8.0%
f	Franklin Lower Tier Floating Rate Fund	United States	3,089,922	30,652,026
f	Franklin Middle Tier Floating Rate Fund	United States	2,637,222	25,554,680

	Total Management Investment Companies (Cost $56,622,547)			56,206,706

	Convertible Preferred Stocks 0.0%†
	Transportation 0.0%†
a,e	CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6	3,150
a,e	CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	486	169,928

	Total Convertible Preferred Stocks (Cost $731,856)			173,078

			Principal Amount*
	Corporate Bonds 41.7%
	Automobiles & Components 0.7%
	Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	3,500,000	3,485,738
	The Goodyear Tire & Rubber Co.,
	senior bond, 5.00%, 5/31/26	United States	1,000,000	1,021,250
	senior note, 5.125%, 11/15/23	United States	400,000	415,000

				4,921,988

	Banks 4.3%
	Bank of America Corp., senior note,
	5.65%, 5/01/18	United States	1,500,000	1,608,174
	3.50%, 4/19/26	United States	3,800,000	3,939,008
	CIT Group Inc., senior note,
	5.375%, 5/15/20	United States	1,000,000	1,045,000
	5.00%, 8/15/22	United States	2,500,000	2,550,000
	Citigroup Inc.,
	senior note, 3.875%, 10/25/23	United States	3,000,000	3,224,772
	senior note, 3.30%, 4/27/25	United States	300,000	308,026
	senior note, 3.40%, 5/01/26	United States	3,100,000	3,187,854
	sub. bond, 5.50%, 9/13/25	United States	500,000	561,758
	sub. note, 4.05%, 7/30/22	United States	300,000	317,550

Semiannual Report	FSI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Banks (continued)
	JPMorgan Chase & Co.,
	[g] junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000	$1,535,625
	[g] junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	500,000	516,250
	senior bond, 3.30%, 4/01/26	United States	400,000	414,649
	senior note, 4.25%, 10/15/20	United States	1,000,000	1,090,696
	sub. note, 3.375%, 5/01/23	United States	1,000,000	1,021,221
	sub. note, 3.875%, 9/10/24	United States	1,000,000	1,036,445
	Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	700,000	734,619
	Wells Fargo & Co.,
	[g] junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	1,500,000	1,545,000
	senior note, 2.60%, 7/22/20	United States	700,000	719,882
	senior note, 3.00%, 4/22/26	United States	5,000,000	5,103,080

				30,459,609

	Capital Goods 0.4%
h	Bombardier Inc., senior bond, 144A, 7.50%, 3/15/25	Canada	500,000	435,000
e	Erickson Air-Crane Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	136,004	102,346
	Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	1,400,000	990,500
	TransDigm Inc.,
	senior sub. bond, 6.50%, 7/15/24	United States	500,000	505,000
	senior sub. bond, 6.50%, 5/15/25	United States	200,000	201,250
	[h] senior sub. bond, 144A, 6.375%, 6/15/26	United States	400,000	399,500
	senior sub. note, 6.00%, 7/15/22	United States	400,000	404,072

				3,037,668

	Commercial & Professional Services 0.1%
	United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	700,000	698,250

	Consumer Durables & Apparel 0.7%
h	Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	1,500,000	1,512,900
	KB Home, senior note,
	4.75%, 5/15/19	United States	1,000,000	1,007,500
	7.00%, 12/15/21	United States	1,200,000	1,212,000
	Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	1,100,000	1,146,750

				4,879,150

	Consumer Services 1.7%
h	1011778 BC ULC/New Red Finance Inc., secured note, second lien, 144A, 6.00%, 4/01/22	Canada	2,000,000	2,079,380
h,i	Fontainebleau Las Vegas, senior secured bond, first lien, 144A, 11.00%, 6/15/15	United States	2,500,000	4,937
h	International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	3,300,000	3,333,000
h	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, senior note, 144A,
	5.00%, 6/01/24	United States	900,000	924,750
	5.25%, 6/01/26	United States	800,000	822,000
	Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	3,000,000	3,212,886
	MGM Resorts International, senior note, 6.75%, 10/01/20	United States	200,000	219,500
h	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	700,000	679,875
h	Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	1,300,000	1,257,750

				12,534,078

FSI-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Diversified Financials 2.8%
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note,
	4.25%, 7/01/20	Netherlands	1,300,000		$1,331,720
	4.625%, 10/30/20	Netherlands	500,000		517,753
	5.00%, 10/01/21	Netherlands	1,100,000		1,150,847
	Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	800,000		809,342
	Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	2,700,000		2,379,105
	E*TRADE Financial Corp., senior note,
	5.375%, 11/15/22	United States	700,000		742,000
	4.625%, 9/15/23	United States	800,000		814,000
	The Goldman Sachs Group Inc., senior note, 3.50%, 1/23/25	United States	3,000,000		3,089,472
h	Lincoln Finance Ltd., senior secured note, 144A, 6.875%, 4/15/21	Netherlands	600,000	EUR	714,969
	Morgan Stanley,
	senior note, 3.875%, 1/27/26	United States	3,200,000		3,413,779
	sub. bond, 3.95%, 4/23/27	United States	1,000,000		1,010,883
	Navient Corp., senior note,
	8.45%, 6/15/18	United States	1,000,000		1,085,000
	5.50%, 1/15/19	United States	1,500,000		1,512,375
	5.875%, 3/25/21	United States	700,000		663,684
	6.125%, 3/25/24	United States	500,000		441,250

					19,676,179

	Energy 5.3%
	Access Midstream Partner LP/ACMP Finance Corp., senior note, 6.125%, 7/15/22	United States	600,000		616,073
	Apache Corp., senior bond, 2.625%, 1/15/23	United States	1,900,000		1,885,516
i	BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%, 4/15/16	United States	2,300,000		494,500
h	California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	716,000		509,255
h	Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 144A, 11.50%, 1/15/21	United States	800,000		902,000
	CGG SA, senior note,
	6.50%, 6/01/21	France	1,800,000		801,000
	6.875%, 1/15/22	France	200,000		88,000
c,i	CHC Helicopter SA,
	senior note, 9.375%, 6/01/21	Canada	260,000		37,700
	senior secured note, first lien, 9.25%, 10/15/20	Canada	2,205,000		992,250
h	Cheniere Corpus Christi Holdings LLC, senior secured note, 144A, 7.00%, 6/30/24	United States	800,000		822,504
h	Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	755,000		643,638
	Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	1,300,000		988,000
	CONSOL Energy Inc., senior note, 5.875%, 4/15/22	United States	2,500,000		2,196,875
	Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	1,900,000		2,023,500
	Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	1,000,000		1,054,889
i	Energy XXI Gulf Coast Inc.,
	senior note, 9.25%, 12/15/17	United States	1,500,000		172,500
	senior note, 6.875%, 3/15/24	United States	800,000		92,000
	[h] senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	700,000		283,500
h	EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	1,100,000		672,375

Semiannual Report	FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy (continued)
	Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., senior note, 6.875%, 2/15/23	United States	672,000	$651,840
h,j	Gaz Capital SA, (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	1,500,000	1,518,577
i	Halcon Resources Corp.,
	senior note, 8.875%, 5/15/21	United States	1,400,000	287,000
	[h] senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	1,000,000	535,000
h	Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	2,000,000	2,105,168
	Kinder Morgan Inc., senior note, 6.50%, 9/15/20	United States	1,500,000	1,654,812
h,i	Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A, 12.00%, 12/15/20	United States	2,000,000	695,000
h	LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	2,500,000	2,537,225
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	2,000,000	1,860,000
i	Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	1,500,000	22,500
	PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	1,000,000	1,042,500
h,i	Peabody Energy Corp., secured note, second lien, 144A, 10.00%, 3/15/22	United States	3,000,000	405,000
i	Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	1,500,000	585,000
	Regency Energy Partners LP/Regency Energy Finance Corp., senior note,
	5.875%, 3/01/22	United States	200,000	212,639
	5.00%, 10/01/22	United States	500,000	513,774
	Sabine Pass Liquefaction LLC,
	first lien, 5.625%, 2/01/21	United States	2,000,000	2,030,000
	first lien, 5.625%, 4/15/23	United States	900,000	907,875
	senior secured note, first lien, 5.75%, 5/15/24	United States	300,000	299,250
	Sanchez Energy Corp., senior note,
	7.75%, 6/15/21	United States	900,000	767,250
	6.125%, 1/15/23	United States	300,000	233,250
c	W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	2,000,000	500,000
	Weatherford International Ltd., senior note,
	7.75%, 6/15/21	United States	800,000	782,000
	8.25%, 6/15/23	United States	1,000,000	952,500
	WPX Energy Inc., senior note, 8.25%, 8/01/23	United States	900,000	906,750

				37,280,985

	Food & Staples Retailing 0.8%
h	Cencosud SA, senior note, 144A,
	4.875%, 1/20/23	Chile	1,500,000	1,544,288
	5.15%, 2/12/25	Chile	1,500,000	1,543,725
	Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	2,500,000	2,654,522

				5,742,535

	Food, Beverage & Tobacco 1.1%
	Anheuser-Busch InBev Finance Inc., senior note, 3.30%, 2/01/23	Belgium	1,300,000	1,369,673
h	JBS USA LLC/Finance Inc., senior note, 144A,
	8.25%, 2/01/20	United States	2,500,000	2,600,000
	5.75%, 6/15/25	United States	500,000	472,500
h	Post Holdings Inc., senior note, 144A,
	6.75%, 12/01/21	United States	1,700,000	1,802,000

FSI-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Food, Beverage & Tobacco (continued)
h	Post Holdings Inc., senior note, 144A, (continued)
	6.00%, 12/15/22	United States	500,000	$514,375
	7.75%, 3/15/24	United States	1,000,000	1,101,250

				7,859,798

	Health Care Equipment & Services 1.9%
	Alere Inc., senior sub. note, 6.50%, 6/15/20	United States	900,000	900,000
	CHS/Community Health Systems Inc.,
	senior note, 8.00%, 11/15/19	United States	1,500,000	1,471,875
	senior note, 6.875%, 2/01/22	United States	400,000	352,000
	senior secured note, first lien, 5.125%, 8/15/18	United States	121,000	123,269
	DaVita HealthCare Partners Inc.,
	senior bond, 5.125%, 7/15/24	United States	500,000	506,487
	senior bond, 5.00%, 5/01/25	United States	900,000	894,375
	senior note, 5.75%, 8/15/22	United States	1,500,000	1,575,000
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	1,500,000	1,603,125
	senior note, 7.50%, 2/15/22	United States	700,000	797,650
	senior secured bond, first lien, 5.875%, 3/15/22	United States	1,000,000	1,090,000
	senior secured bond, first lien, 5.25%, 4/15/25	United States	600,000	628,500
h	MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	400,000	421,000
	Stryker Corp., senior bond, 3.50%, 3/15/26	United States	500,000	531,782
	Tenet Healthcare Corp., senior note,
	5.00%, 3/01/19	United States	500,000	486,250
	5.50%, 3/01/19	United States	1,200,000	1,188,000
	8.125%, 4/01/22	United States	1,000,000	1,029,800

				13,599,113

	Insurance 1.1%
	MetLife Inc., senior note,
	3.60%, 4/10/24	United States	2,400,000	2,534,844
	3.00%, 3/01/25	United States	300,000	304,233
h	Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter, 10/16/44	Japan	3,500,000	3,784,847
	Prudential Financial Inc., 3.50%, 5/15/24	United States	800,000	833,075

				7,456,999

	Materials 5.0%
	ArcelorMittal, senior note,
	6.50%, 3/01/21	France	2,700,000	2,787,682
	6.125%, 6/01/25	France	300,000	300,000
h	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A,
	7.00%, 11/15/20	Luxembourg	105,882	104,294
	6.75%, 1/31/21	Luxembourg	200,000	201,500
	6.00%, 6/30/21	Luxembourg	1,300,000	1,296,750
h	Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,500,000	1,246,410
h	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	1,000,000	972,090
h	Cemex SAB de CV,
	first lien, 144A, 5.70%, 1/11/25	Mexico	1,500,000	1,427,130
	secured note, 144A, 5.875%, 3/25/19	Mexico	1,000,000	1,025,200

Semiannual Report	FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Materials (continued)
h	Ceramtec Group GmbH, senior note, 144A, 8.25%, 8/15/21	Germany	1,200,000	EUR	$1,410,917
	The Chemours Co.,
	senior bond, 7.00%, 5/15/25	United States	500,000		421,875
	senior note, 6.625%, 5/15/23	United States	2,000,000		1,710,000
h	First Quantum Minerals Ltd., senior note, 144A,
	6.75%, 2/15/20	Canada	700,000		588,000
	7.00%, 2/15/21	Canada	825,000		667,219
h	FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22	Australia	1,700,000		1,887,000
	Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	2,500,000		2,200,000
h	Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	1,000,000		1,001,165
h	Glencore Funding LLC, senior note, 144A,
	4.125%, 5/30/23	Switzerland	600,000		552,811
	4.625%, 4/29/24	Switzerland	250,000		234,250
h	INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	3,000,000		2,940,000
	Novelis Inc., senior note, 8.75%, 12/15/20	Canada	1,600,000		1,668,720
h	Owens-Brockway Glass Container Inc., senior note, 144A,
	5.00%, 1/15/22	United States	1,400,000		1,407,000
	5.875%, 8/15/23	United States	700,000		736,606
	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
	first lien, 5.75%, 10/15/20	United States	700,000		724,794
	[h] first lien, 144A, 5.125%, 7/15/23	United States	700,000		709,625
	[h] senior note, 144A, 8.25%, 2/15/21	United States	1,000,000		1,046,300
	[h] senior note, 144A, 7.00%, 7/15/24	United States	300,000		309,413
h	Sealed Air Corp.,
	senior bond, 144A, 5.125%, 12/01/24	United States	1,000,000		1,031,250
	senior bond, 144A, 5.50%, 9/15/25	United States	400,000		417,500
	senior note, 144A, 4.875%, 12/01/22	United States	1,000,000		1,032,500
	Steel Dynamics Inc.,
	senior bond, 5.50%, 10/01/24	United States	1,000,000		1,025,000
	senior note, 5.125%, 10/01/21	United States	1,000,000		1,026,250
h	U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, 144A, 5.75%, 2/01/21	United States	1,000,000	EUR	1,155,735
i	Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%, 1/15/16	United States	451,000		77,798

					35,342,784

	Media 4.1%
	21st Century Fox America Inc., senior note, 3.00%, 9/15/22	United States	500,000		522,824
h	Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	1,200,000		1,203,000
	AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	1,100,000		1,092,987
	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond,
	5.25%, 9/30/22	United States	2,700,000		2,777,625
	[h]144A, 5.375%, 5/01/25	United States	900,000		915,750
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	1,000,000		1,005,000
	senior sub. note, 7.625%, 3/15/20	United States	200,000		183,500
	senior sub. note, 7.625%, 3/15/20	United States	500,000		478,250

FSI-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Media (continued)
	CSC Holdings LLC, senior note,
	6.75%, 11/15/21	United States	2,500,000		$2,556,250
	5.25%, 6/01/24	United States	200,000		182,000
	DISH DBS Corp., senior note,
	6.75%, 6/01/21	United States	500,000		519,375
	5.875%, 7/15/22	United States	500,000		487,500
	5.875%, 11/15/24	United States	500,000		468,750
	Gannett Co. Inc.,
	senior bond, 6.375%, 10/15/23	United States	1,000,000		1,066,250
	[h] senior bond, 144A, 5.50%, 9/15/24	United States	300,000		310,125
	senior note, 5.125%, 7/15/20	United States	1,000,000		1,033,750
	iHeartCommunications Inc.,
	senior secured bond, first lien, 9.00%, 3/01/21	United States	2,400,000		1,701,000
	senior secured note, first lien, 9.00%, 9/15/22	United States	700,000		488,250
h	Sirius XM Radio Inc., senior bond, 144A,
	6.00%, 7/15/24	United States	1,700,000		1,761,625
	5.375%, 4/15/25	United States	800,000		798,500
	Time Warner Cable Inc., senior note, 4.00%, 9/01/21	United States	1,300,000		1,382,545
h	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, senior secured note, first lien, 144A, 5.625%, 4/15/23	Germany	640,000	EUR	751,893
h	Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	1,700,000		1,717,170
h	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	2,500,000		2,481,250
h	Virgin Media Finance PLC, senior bond, 144A, 6.375%, 10/15/24	United Kingdom	900,000	GBP	1,200,954
h	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,900,000		1,873,875

					28,959,998

	Pharmaceuticals, Biotechnology & Life Sciences 3.1%
	AbbVie Inc., senior note, 3.60%, 5/14/25	United States	2,500,000		2,624,522
	Actavis Funding SCS, senior bond, 3.80%, 3/15/25	United States	2,200,000		2,293,232
	Baxalta Inc., senior note, 4.00%, 6/23/25	United States	2,500,000		2,610,692
	Biogen Inc., senior note, 3.625%, 9/15/22	United States	1,500,000		1,594,682
h	Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	1,200,000		1,047,000
	senior note, 144A, 6.00%, 7/15/23	United States	700,000		619,500
	Gilead Sciences Inc., senior bond, 3.65%, 3/01/26	United States	3,000,000		3,267,981
	Grifols Worldwide Operations Ltd., senior note, 5.25%, 4/01/22	United States	800,000		818,000
h	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	1,400,000		1,435,000
h	Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	2,400,000		2,076,000
h	Valeant Pharmaceuticals International Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	300,000		241,500
	senior note, 144A, 5.50%, 3/01/23	United States	400,000		323,250
	Zoetis Inc., senior bond, 3.25%, 2/01/23	United States	2,500,000		2,551,518

					21,502,877

	Real Estate 0.6%
	American Tower Corp., senior bond, 3.375%, 10/15/26	United States	1,400,000		1,411,018
	Equinix Inc., senior bond,
	5.375%, 4/01/23	United States	2,500,000		2,593,750

Semiannual Report	FSI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Real Estate (continued)
	Equinix Inc., senior bond, (continued)
	5.875%, 1/15/26	United States	200,000		$209,000

					4,213,768

	Retailing 0.8%
h	Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	1,400,000		1,443,750
h	Dollar Tree Inc., senior note, 144A, 5.75%, 3/01/23	United States	900,000		960,750
h,i	Edcon Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	1,800,000	EUR	609,363
	Netflix Inc., senior bond, 5.875%, 2/15/25	United States	2,300,000		2,423,625

					5,437,488

	Semiconductors & Semiconductor Equipment 0.2%
h	Qorvo Inc., senior bond, 144A, 7.00%, 12/01/25	United States	1,400,000		1,484,000

	Software & Services 0.7%
h	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	2,600,000		1,963,000
h	First Data Corp.,
	second lien, 144A, 5.75%, 1/15/24	United States	2,100,000		2,089,500
	senior note, 144A, 7.00%, 12/01/23	United States	700,000		713,125

					4,765,625

	Technology Hardware & Equipment 0.5%
h,k	CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	92,000		95,198
h	CommScope Technologies Finance LLC, senior bond, 144A, 6.00%, 6/15/25	United States	1,000,000		1,030,000
h	Diamond 1 Finance Corp./Diamond 2 Finance Corp., senior note, 144A,
	5.875%, 6/15/21	United States	300,000		307,734
	7.125%, 6/15/24	United States	200,000		209,200
h	Western Digital Corp., senior note, 144A, 10.50%, 4/01/24	United States	2,000,000		2,145,000

					3,787,132

	Telecommunication Services 3.5%
	AT&T Inc., senior bond, 3.40%, 5/15/25	United States	1,900,000		1,948,060
	CenturyLink Inc.,
	senior bond, 6.75%, 12/01/23	United States	700,000		690,375
	senior bond, 5.625%, 4/01/25	United States	900,000		804,375
	senior note, 6.00%, 4/01/17	United States	500,000		514,375
	senior note, 6.45%, 6/15/21	United States	500,000		509,375
h	Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000		1,005,696
h	Digicel Ltd., senior note, 144A,
	6.00%, 4/15/21	Bermuda	1,000,000		861,250
	6.75%, 3/01/23	Bermuda	300,000		256,826
	Intelsat Jackson Holdings SA,
	senior bond, 6.625%, 12/15/22	Luxembourg	1,600,000		1,088,000
	senior note, 7.25%, 10/15/20	Luxembourg	1,000,000		717,500
	senior note, 7.50%, 4/01/21	Luxembourg	500,000		347,500
h	Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	2,200,000		2,266,990
	Sprint Communications Inc., senior note,
	8.375%, 8/15/17	United States	1,200,000		1,236,000
	6.00%, 11/15/22	United States	500,000		395,950

FSI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Telecommunication Services (continued)
	Sprint Communications Inc., senior note, (continued)
	[h] 144A, 9.00%, 11/15/18	United States	1,500,000		$1,603,125
	[h] 144A, 7.00%, 3/01/20	United States	800,000		841,592
	Sprint Corp., senior bond, 7.875%, 9/15/23	United States	500,000		411,250
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	500,000		528,125
	senior bond, 6.375%, 3/01/25	United States	1,300,000		1,363,375
	senior note, 6.542%, 4/28/20	United States	1,400,000		1,443,764
	senior note, 6.125%, 1/15/22	United States	200,000		210,500
	senior note, 6.00%, 4/15/24	United States	200,000		208,500
	Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	2,000,000		2,333,726
h	Wind Acquisition Finance SA, senior secured note, 144A,
	4.00%, 7/15/20	Italy	1,200,000	EUR	1,320,938
	7.00%, 4/23/21	Italy	1,500,000	EUR	1,632,459

					24,539,626

	Transportation 0.3%
h	Florida East Coast Holdings Corp.,
	secured note, first lien, 144A, 6.75%, 5/01/19	United States	900,000		900,000
	senior note, 144A, 9.75%, 5/01/20	United States	400,000		342,000
h	Stena International SA, senior secured bond, first lien, 144A, 5.75%, 3/01/24	Sweden	900,000		742,500

					1,984,500

	Utilities 2.0%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	1,200,000		1,171,500
	senior note, 5.375%, 1/15/23	United States	1,300,000		1,274,000
g,h	EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	3,000,000		2,879,745
	Exelon Corp., senior bond, 3.95%, 6/15/25	United States	1,800,000		1,928,786
h	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	2,500,000		1,781,250
	Sempra Energy,
	senior bond, 3.55%, 6/15/24	United States	700,000		735,237
	senior note, 3.75%, 11/15/25	United States	1,100,000		1,177,866
	The Southern Co., senior bond, 3.25%, 7/01/26	United States	2,100,000		2,187,692
h,i	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/20	United States	3,000,000		1,027,500

					14,163,576

	Total Corporate Bonds (Cost $315,755,484)				294,327,726

l,m	Senior Floating Rate Interests 11.1%
	Automobiles & Components 0.3%
	TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%, 6/25/22	United States	2,120,934		2,083,818

	Capital Goods 0.3%
	Doncasters U.S. Finance LLC, Second Lien Term Loan, 9.50%, 10/09/20	United States	76,701		71,572
n	Leidos (Abacus Innovations Corp.), B Term Loan, 5.25%, 8/31/23	United States	161,767		161,868
	Sensus USA Inc., Term Loan, 6.50%, 4/05/23	United States	1,780,000		1,766,650

Semiannual Report	FSI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
l,m	Senior Floating Rate Interests (continued)
	Capital Goods (continued)
	Ventia Pty. Ltd., Term B Loans, 5.50%, 5/21/22	Australia	42,394	$42,765

				2,042,855

	Commercial & Professional Services 0.1%
	Kar Auction Services Inc., Tranche B-3 Term Loan, 4.25%, 3/09/23	United States	888,834	894,574

	Consumer Durables & Apparel 0.1%
n	Prime Security Services Borrower LLC, Term Loan B, 4.75%, 5/02/22	United States	672,857	674,539

	Consumer Services 0.9%
n	Affinity Gaming LLC, Initial Term Loan, 6.50%, 6/22/23	United States	558,303	558,478
c,e	Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	3,919,925	3,890,525
n	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (Yum Brands), Term B Loans, 5.25%, 6/16/23	United States	320,000	321,100
n	Travelport Finance Luxembourg S.A.R.L., Term Loan B, 6.50%, 9/02/21	Luxembourg	500,000	496,875
c,k	Turtle Bay Holdings LLC, Term Loan B, PIK, 3.25%, 6/30/17	United States	1,173,614	1,158,948

				6,425,926

	Diversified Financials 0.3%
	First Eagle Investment Management, Initial Term Loans, 4.75%, 12/01/22	United States	880,187	866,251
	Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan, 4.25%, 7/22/20	United States	917,876	918,019

				1,784,270

	Energy 1.6%
c,e	Bowie Resource Holdings LLC,
	First Lien Initial Term Loan, 8.75%, 8/16/20	United States	2,964,578	2,490,245
	Second Lien Initial Term Loan, 12.50%, 2/16/21	United States	1,248,332	1,017,391
n	Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	3,706,974	3,243,602
c	Foresight Energy LLC, Term Loans, 7.50%, 8/21/20	United States	1,372,000	1,131,900
	McDermott Finance LLC, Term Loan, 8.25%, 4/16/19	United States	148,504	148,690
	OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	1,074,903	1,041,312
	OSG International Inc., Initial Term Loan, 5.75%, 8/05/19	United States	1,958,429	1,938,845

				11,011,985

	Health Care Equipment & Services 0.3%
	Community Health Systems Inc., 2018 Term F Loans, 3.924%, 12/31/18	United States	1,968,070	1,955,770
	Cotiviti Corp., Second Lien Initial Term Loan, 8.00%, 5/13/22	United States	27,678	27,713
	New Millennium Holdco Inc., Closing Date Term Loan, 7.50%, 12/18/20	United States	323,713	237,524
	Team Health Inc., Tranche B Term Loan, 3.75%, 11/23/22	United States	107,221	107,279

				2,328,286

	Materials 1.1%
n	The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	3,239,023	3,136,453
	Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	181,753	174,634
	FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%, 6/30/19	Australia	1,794,164	1,721,276
	Huntsman International LLC, Extended Term Loan B, 3.46% - 3.557%, 4/19/19	United States	374,700	373,763
	Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	794,039	788,381

FSI-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
l,m	Senior Floating Rate Interests (continued)
	Materials (continued)
	OCI Beaumont LLC, Term B-3 Loan, 7.75%, 8/20/19	United States	1,741,027	$1,741,027

				7,935,534

	Media 1.4%
n	Charter Communications Operating LLC (CCO Safari), Term A Loan, 4.50%, 5/18/21	United States	1,020,000	1,009,800
	CSC Holdings Inc. (Cablevision), Initial Term Loans, 5.00%, 10/09/22	United States	1,880,685	1,888,208
	Radio One Inc., Term Loan B, 5.14%, 12/31/18	United States	6,799,164	6,782,166

				9,680,174

	Pharmaceuticals, Biotechnology & Life Sciences 1.5%
n	Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015 Incremental Term B Loans, 3.75%, 9/25/22	United States	2,787,868	2,749,782
	Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.46%, 2/27/21	United States	2,738,822	2,741,624
	Valeant Pharmaceuticals International Inc.,
	[n]Series C-2 Tranche B Term Loan, 4.75%, 12/11/19	United States	675,627	657,891
	Series D-2 Tranche B Term Loan, 4.50%, 2/13/19	United States	1,299,537	1,265,424
	Series F-1 Tranche B Term Loan, 5.00%, 4/01/22	United States	3,317,217	3,230,601

				10,645,322

	Retailing 0.6%
	Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	3,700,559	3,536,347
	PetSmart Inc., Term Loans, 4.25%, 3/10/22	United States	349,118	348,265

				3,884,612

	Semiconductors & Semiconductor Equipment 0.8%
	Avago Technologies Cayman Finance Ltd., Term B-1 Dollar Loans, 4.25%, 2/01/23	United States	2,835,743	2,839,092
	MACOM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%, 5/07/21	United States	513,128	515,694
n	MKS Instruments Inc., Tranche B-1 Term Loans, 4.25%, 4/29/23	United States	549,856	551,116
	ON Semiconductor Corp., Closing Date Term Loans, 5.25%, 3/31/23	United States	1,758,635	1,770,882

				5,676,784

	Software & Services 0.7%
	Match Group Inc., Term B-1 Loans, 5.50%, 11/16/22	United States	398,817	402,805
	MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	5,087,411	4,842,580

				5,245,385

	Technology Hardware & Equipment 0.5%
	Ciena Corp., Term Loan, 3.75%, 7/15/19	United States	226,374	225,384
	Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20	United States	1,337,611	1,336,942
	Western Digital Corp., U.S. Term B Loan, 6.25%, 4/29/23	United States	1,641,833	1,651,069
n	Zebra Technologies Corp., Refinancing Term Loan, 4.00%, 10/27/21	United States	385,821	387,187

				3,600,582

	Telecommunication Services 0.2%
	Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	559,178	508,153
	Windstream Corp., Tranche B-5 Term Loan, 3.50%, 8/08/19	United States	563,930	562,051

				1,070,204

Semiannual Report	FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
l,m	Senior Floating Rate Interests (continued)
	Transportation 0.2%
n	The Hertz Corp., Term Loan B, 5.25%, 6/17/23	United States	333,319		$333,893
	Navios Maritime Midstream Partners LP, Initial Term Loan, 5.50%, 6/18/20	Marshall Islands	1,292,085		1,240,401
	Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	61,049		53,265

					1,627,559

	Utilities 0.2%
	Calpine Corp., Term Loan (B6), 4.00%, 1/15/23	United States	632,118		628,957
n	EFS Cogen Holdings I LLC (Linden), Term Loan B, 6.75%, 6/30/23	United States	181,098		181,550
n	NRG Energy Inc., Term Loan B, 5.25%, 6/20/23	United States	870,000		863,475

					1,673,982

	Total Senior Floating Rate Interests (Cost $79,583,519)				78,286,391

	Foreign Government and Agency Securities 11.7%
	Government of Hungary, senior note, 6.25%, 1/29/20	Hungary	1,500,000		1,669,057
	Government of Indonesia,
	6.125%, 5/15/28	Indonesia	34,000,000,000	IDR	2,267,096
	FR34, 12.80%, 6/15/21	Indonesia	17,235,000,000	IDR	1,601,207
	senior bond, FR53, 8.25%, 7/15/21	Indonesia	46,000,000,000	IDR	3,626,037
	senior bond, FR70, 8.375%, 3/15/24	Indonesia	26,500,000,000	IDR	2,118,495
	Government of Malaysia,
	senior bond, 3.814%, 2/15/17	Malaysia	2,500,000	MYR	625,096
	senior bond, 4.24%, 2/07/18	Malaysia	1,800,000	MYR	456,165
	senior note, 3.172%, 7/15/16	Malaysia	32,500,000	MYR	8,071,378
	senior note, 3.394%, 3/15/17	Malaysia	16,000,000	MYR	3,992,035
	senior note, 4.012%, 9/15/17	Malaysia	23,400,000	MYR	5,891,106
	Government of Mexico,
	7.25%, 12/15/16	Mexico	930,330	[o] MXN	5,155,013
	7.75%, 12/14/17	Mexico	345,000	[o] MXN	1,976,363
	senior note, 8.50%, 12/13/18	Mexico	1,405,000	[o] MXN	8,310,105
	senior note, M, 5.00%, 6/15/17	Mexico	750,000	[o] MXN	4,125,023
h	Government of Serbia, senior note, 144A,
	4.875%, 2/25/20	Serbia	4,000,000		4,132,660
	7.25%, 9/28/21	Serbia	200,000		229,513
	Government of Sri Lanka,
	A, 6.40%, 8/01/16	Sri Lanka	19,500,000	LKR	133,617
	B, 6.40%, 10/01/16	Sri Lanka	16,000,000	LKR	109,076
	Government of the Philippines, senior note, 2.875%, 5/22/17	Philippines	77,000,000	PHP	1,643,149
h	Government of Ukraine, 144A,
	7.75%, 9/01/22	Ukraine	500,000		485,638
	7.75%, 9/01/23	Ukraine	969,000		937,532
	7.75%, 9/01/24	Ukraine	969,000		930,807
	7.75%, 9/01/25	Ukraine	969,000		926,863
	7.75%, 9/01/26	Ukraine	969,000		922,997
	7.75%, 9/01/27	Ukraine	969,000		919,581
	[a,p] VRI, GDP Linked Securities, 5/31/40	Ukraine	1,952,000		641,720
q	Government of Uruguay, senior bond, Index Linked, 4.375%, 12/15/28	Uruguay	193,402,842	UYU	5,699,379
	Nota Do Tesouro Nacional,
	10.00%, 1/01/21	Brazil	5,000	[r] BRL	1,454,115

FSI-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Nota Do Tesouro Nacional, (continued)
	10.00%,1/01/23	Brazil	4,000	[r] BRL	$1,136,570
	[s]Index Linked, 6.00%, 8/15/16	Brazil	1,604	[r] BRL	1,442,889
	[s]Index Linked, 6.00%, 8/15/18	Brazil	5,525	[r] BRL	4,946,158
	[s]Index Linked, 6.00%, 5/15/23	Brazil	3,350	[r] BRL	2,975,643
	senior note, 10.00%, 1/01/17	Brazil	7,500	[r] BRL	2,294,065
[q]	Uruguay Notas del Tesoro, 18, Index Linked, 2.25%, 8/23/17	Uruguay	30,349,593	UYU	957,103

	Total Foreign Government and Agency Securities (Cost $92,839,860)				82,803,251

	U.S. Government and Agency Securities 4.3%
	U.S. Treasury Bond,
	7.875%, 2/15/21	United States	900,000		1,181,004
	6.50%, 11/15/26	United States	2,400,000		3,557,390
	[q]Index Linked, 0.625%, 1/15/24	United States	4,880,214		5,115,553
	U.S. Treasury Note,
	4.625%, 2/15/17	United States	600,000		615,668
	3.75%, 11/15/18	United States	7,000,000		7,516,250
	2.75%, 2/15/24	United States	4,000,000		4,417,344
	[q]Index Linked, 2.125%, 1/15/19	United States	779,956		837,118
	[q]Index Linked, 0.625%, 7/15/21	United States	1,698,247		1,789,594
	[q]Index Linked, 0.125%, 7/15/24	United States	5,057,578		5,115,300

	Total U.S. Government and Agency Securities (Cost $29,224,581)				30,145,221

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 6.0%
	Banks 2.5%
	Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	1,807,000		1,763,154
l	Bear Stearns Adjustable Rate Mortgage Trust, 2004-4, A6, FRN, 2.977%, 6/25/34	United States	1,634,821		1,623,410
	Bear Stearns Commercial Mortgage Securities Trust,
	[l]2006-PW11, AJ, FRN, 5.429%, 3/11/39	United States	1,000,000		962,266
	2006-PW13, AJ, 5.611%, 9/11/41	United States	2,310,000		2,311,541
l	CD Mortgage Trust, 2006-CD3, AJ, FRN, 5.688%, 10/15/48	United States	2,700,000		1,622,295
	Citigroup Commercial Mortgage Trust,
	2006-C5, AJ, 5.482%, 10/15/49	United States	1,667,000		1,492,074
	[l]2007-C6, AM, FRN, 5.712%, 12/10/49	United States	1,700,000		1,707,817
	CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	915,000		991,765
l	CWABS Asset-Backed Certificates Trust, 2005-11, AF4, FRN, 5.21%, 3/25/34	United States	1,275,000		1,275,535
l	Greenwich Capital Commercial Funding Corp., 2006-GG7, AJ, FRN, 5.773%, 7/10/38	United States	1,560,000		1,441,838
	JP Morgan Chase Commercial Mortgage Securities Trust,
	2006-CB17, AM, 5.464%, 12/12/43	United States	760,000		741,827
	[l]2006-LDP7, AJ, FRN, 5.988%, 4/17/45	United States	635,000		478,342
l	Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 0.833%, 8/25/35	United States	251,535		242,543
l	Morgan Stanley Capital I Trust, 2006-HQ8, AJ, FRN, 5.421%, 3/12/44	United States	79,193		79,093
	Wells Fargo Mortgage Backed Securities Trust,
	[l]2004-W, A9, FRN, 2.766%, 11/25/34	United States	864,206		875,515

Semiannual Report	FSI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Banks (continued)
	Wells Fargo Mortgage Backed Securities Trust, (continued)
	2007-3, 3A1, 5.50%, 4/25/22	United States	198,389	$203,376

				17,812,391

	Diversified Financials 3.5%
h,l	Atrium X, 10A, C, 144A, FRN, 3.233%, 7/16/25	United States	1,400,000	1,345,736
h,l	Atrium XI, 11A, C, 144A, FRN, 3.838%, 10/23/25	Cayman Islands	1,820,000	1,808,461
	Banc of America Commercial Mortgage Trust, 2015-UBS7,
	A3, 3.441%, 9/15/48	United States	1,050,000	1,135,627
	A4, 3.705%, 9/15/48	United States	1,170,000	1,288,498
h,l	BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 2.896%, 5/26/35	United States	440,000	412,999
h,l	Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 3.234%, 1/27/25	United States	1,130,000	1,078,235
h,l	Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.996%, 3/11/21	United States	1,251,000	1,177,792
h,l	Cent CLO LP, 2013-17A, D, 144A, FRN, 3.637%, 1/30/25	United States	784,314	764,918
h,l	CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 1.036%, 7/26/21	United States	960,000	948,355
h	Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	1,410,000	1,486,331
h,l	CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.758%, 10/20/43	United States	21,284	21,238
h,l	Cumberland Park CLO Ltd., 2015-2A,
	B, 144A, FRN, 2.734%, 7/20/26	United States	1,080,000	1,077,991
	C, 144A, FRN, 3.484%, 7/20/26	United States	190,000	185,814
h,l	Eaton Vance CDO Ltd., 2014-1A,
	B, 144A, FRN, 2.678%, 7/15/26	United States	426,000	419,504
	C, 144A, FRN, 3.628%, 7/15/26	United States	167,100	161,724
h,l	Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.555%, 9/10/35	United States	1,350,000	1,472,160
l	FHLMC Structured Agency Credit Risk Debt Notes,
	2014-DN1, M2, FRN, 2.653%, 2/25/24	United States	1,500,000	1,521,069
	2014-HQ2, M2, FRN, 2.653%, 9/25/24	United States	1,000,000	1,001,237
	2015-HQ1, M2, FRN, 2.653%, 3/25/25	United States	1,000,000	1,004,720
h	G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	2,000,000	1,935,460
l	Impac Secured Assets Trust, 2007-2, FRN, 0.703%, 4/25/37	United States	260,144	242,513
h,l	Invitation Homes Trust, 2015-SFR1, A, 144A, FRN, 1.896%, 3/17/32	United States	1,443,976	1,446,434
l	MortgageIT Trust, 2004-1, A2, FRN, 1.353%, 11/25/34	United States	315,540	299,456
h,l	Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.98%, 12/24/39	United States	4,628	4,619
l	Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 0.763%, 11/25/35	United States	500,881	470,402
l	Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 1.946%, 2/25/35	United States	300,701	287,980
l	Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 2.537%, 4/25/45	United States	246,796	247,413
h,l	Voya CLO Ltd.,
	2013-1A, B, 144A, FRN, 3.528%, 4/15/24	United States	270,000	264,789
	2013-2A, B, 144A, FRN, 3.318%, 4/25/25	United States	1,080,000	1,041,422

				24,552,897

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $41,999,135)			42,365,288

	Mortgage-Backed Securities 7.9%
l	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
	FHLMC, 2.688%, 1/01/33	United States	48,274	50,398

FSI-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Mortgage-Backed Securities (continued)
	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 3.0%
	FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	43,932	$45,746
	FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	1,005	1,017
n	FHLMC Gold 30 Year, 3.00%, 7/01/46	United States	5,750,000	5,959,936
n	FHLMC Gold 30 Year, 3.50%, 7/01/46	United States	5,448,000	5,744,150
n	FHLMC Gold 30 Year, 4.00%, 7/01/46	United States	7,635,000	8,171,900
	FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	335,427	371,927
	FHLMC Gold 30 Year, 5.50%, 3/01/33 - 1/01/35	United States	254,078	285,021
	FHLMC Gold 30 Year, 6.00%, 4/01/33 - 2/01/36	United States	257,253	295,373
	FHLMC Gold 30 Year, 6.50%, 11/01/27 - 6/01/36	United States	46,687	53,991
	FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	21,201	23,230
	FHLMC Gold 30 Year, 7.50%, 8/01/30 - 7/01/31	United States	1,105	1,200

				20,953,491

l	Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
	FNMA, 2.522% - 2.53%, 12/01/34 - 4/01/20	United States	139,563	147,278

	Federal National Mortgage Association (FNMA) Fixed Rate 3.4%
	FNMA 15 Year, 2.50%, 7/01/22 - 6/01/27	United States	462,076	479,614
	FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	72,297	74,329
	FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	37,997	39,079
	FNMA 15 Year, 5.50%, 1/01/17 - 11/01/18	United States	165,262	169,129
n	FNMA 30 Year, 3.00%, 7/01/46	United States	5,750,000	5,967,422
n	FNMA 30 Year, 3.50%, 7/01/46	United States	6,327,000	6,675,232
n	FNMA 30 Year, 4.00%, 7/01/46	United States	8,100,000	8,683,612
n	FNMA 30 Year, 4.50%, 7/01/46	United States	1,620,000	1,768,489
	FNMA 30 Year, 5.00%, 4/01/30	United States	90,806	100,812
	FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	244,557	284,386

				24,242,104

	Government National Mortgage Association (GNMA) Fixed Rate 1.5%
	GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	335,582	379,891
	GNMA I SF 30 Year, 6.50%, 2/15/32	United States	2,049	2,339
	GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	17,722	18,125
	GNMA I SF 30 Year, 7.50%, 9/15/30	United States	1,443	1,734
n	GNMA II SF 30 Year, 3.00%, 7/01/46	United States	4,400,000	4,599,031
n	GNMA II SF 30 Year, 3.50%, 7/01/46	United States	4,770,000	5,062,163
	GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	95,437	107,424
	GNMA II SF 30 Year, 6.00%, 11/20/34	United States	112,692	132,880
	GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	53,970	64,632
	GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	12,636	15,010

				10,383,229

	Total Mortgage-Backed Securities (Cost $55,266,212)			55,776,500

	Municipal Bonds 1.0%
	Illinois State GO, Build America Bonds, 7.35%, 7/01/35	United States	1,000,000	1,111,660
	New York City HDC Capital Fund Grant Program Revenue, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	United States	500,000	599,150

Semiannual Report	FSI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Municipal Bonds (continued)
	Port Authority of New York and New Jersey Revenue, Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	2,415,000	$2,668,020
	Puerto Rico Electric Power Authority Power Revenue,
	Series A, 6.75%, 7/01/36	United States	3,465,000	2,286,900
	Series XX, 5.25%, 7/01/40	United States	165,000	108,900

	Total Municipal Bonds (Cost $7,293,734)			6,774,630

			Shares
	Escrows and Litigation Trusts (Cost $—) 0.0%
	Materials 0.0%
a,e	NewPage Corp., Litigation Trust	United States	2,500,000	—

	Total Investments before Short Term Investments (Cost $684,786,330)			652,064,849

	Short Term Investments (Cost $104,709,404) 14.8%
	Money Market Funds 14.8%
a,f	Institutional Fiduciary Trust Money Market Portfolio	United States	104,709,404	104,709,404

	Total Investments (Cost $789,495,734) 107.2%			756,774,253
	Other Assets, less Liabilities (7.2)%			(50,842,338)

	Net Assets 100.0%			$705,931,915

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bThe security is owned by FT Holdings Corporation III, a wholly-owned subsidiary of the Fund. See Note 1(g).

cAt June 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.

dSee Note 8 regarding restricted securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2016, the aggregate value of these securities was $7,752,083, representing 1.1% of net assets.

fSee Note 3(e) regarding investments in affiliated management investment companies.

gPerpetual security with no stated maturity date.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2016, the aggregate value of these securities was $137,428,129, representing 19.5% of net assets.

iSee Note 7 regarding defaulted securities.

jSee Note 1(f) regarding loan participation notes.

kIncome may be received in additional securities and/or cash.

lThe coupon rate shown represents the rate at period end.

mSee Note 1(i) regarding senior floating rate interests.

nA portion or all of the security purchased on a when-issued, delayed delivery or to-be-announced (TBA) basis. See Note 1(c).

oPrincipal amount is stated in 100 Mexican Peso Units.

pThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

qPrincipal amount of security is adjusted for inflation. See Note 1(k).

rPrincipal amount is stated in 1,000 Brazilian Real Units.

sRedemption price at maturity is adjusted for inflation. See Note 1(k).

FSI-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

At June 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	DBAB	Sell	8,308,345	$5,802,542	8/18/16	$—	$(383,192)
Chilean Peso	BZWS	Buy	477,650,000	647,705	8/18/16	70,672	—
Chilean Peso	BZWS	Sell	477,650,000	709,469	8/18/16	—	(8,908)
Chilean Peso	DBAB	Buy	454,000,000	623,416	8/18/16	59,391	—
Chilean Peso	DBAB	Sell	454,000,000	670,804	8/18/16	—	(12,004)
Chilean Peso	JPHQ	Buy	234,301,000	323,085	8/18/16	29,300	—
Chilean Peso	JPHQ	Sell	234,301,000	348,533	8/18/16	—	(3,852)
Chilean Peso	MSCO	Buy	220,380,000	303,805	8/18/16	27,643	—
Chilean Peso	MSCO	Sell	220,380,000	327,946	8/18/16	—	(3,501)
Euro	BZWS	Sell	299,944	334,112	8/18/16	3,604	(3,019)
Euro	DBAB	Buy	1,289,108	1,462,493	8/18/16	—	(29,050)
Euro	DBAB	Sell	3,531,984	4,031,451	8/18/16	104,007	—
Euro	HSBC	Sell	142,717	162,622	8/18/16	3,925	—
Euro	JPHQ	Buy	1,062,400	1,206,378	8/18/16	—	(25,027)
Euro	JPHQ	Sell	7,087,804	7,848,994	8/18/16	57,724	(90,121)
Indian Rupee	CITI	Buy	4,537,000	65,849	8/18/16	794	—
Indian Rupee	DBAB	Buy	301,181,000	4,393,596	8/18/16	30,384	—
Indian Rupee	HSBC	Buy	144,338,000	2,094,283	8/18/16	25,865	—
Japanese Yen	BZWS	Sell	136,513,000	1,164,191	8/18/16	—	(159,717)
Japanese Yen	CITI	Sell	127,820,000	1,090,170	8/18/16	—	(149,433)
Japanese Yen	DBAB	Buy	1,324,000,000	11,733,532	8/18/16	1,106,665	—
Japanese Yen	DBAB	Sell	2,059,291,000	18,221,995	8/18/16	—	(1,749,078)
Japanese Yen	GSCO	Sell	42,760,000	364,691	8/18/16	—	(49,997)
Japanese Yen	HSBC	Sell	413,980,000	3,603,788	8/18/16	—	(411,004)
Japanese Yen	JPHQ	Sell	566,799,000	5,016,492	8/18/16	—	(480,343)
Australian Dollar	DBAB	Sell	1,950,000	1,403,025	10/20/16	—	(45,581)
British Pound	DBAB	Sell	687,472	1,004,878	10/20/16	87,088	—
British Pound	JPHQ	Sell	250,000	360,156	10/20/16	26,401	—
Euro	BZWS	Sell	2,261,311	2,564,440	10/20/16	43,686	—
Euro	CITI	Sell	1,058,200	1,198,832	10/20/16	19,223	—
Euro	DBAB	Buy	576,388	655,353	10/20/16	—	(12,835)
Euro	DBAB	Sell	6,800,000	7,761,470	10/20/16	181,297	—
Euro	GSCO	Sell	369,000	419,405	10/20/16	8,070	—
Euro	JPHQ	Sell	6,561,135	7,435,275	10/20/16	121,372	—
Japanese Yen	BZWS	Sell	60,047,000	544,496	10/20/16	—	(39,375)
Japanese Yen	CITI	Sell	31,757,000	287,547	10/20/16	—	(21,244)
Japanese Yen	DBAB	Sell	27,184,000	246,234	10/20/16	—	(18,091)
Japanese Yen	HSBC	Sell	147,626,000	1,337,059	10/20/16	—	(98,392)
Japanese Yen	JPHQ	Sell	366,653,000	3,320,591	10/20/16	—	(244,583)
Euro	CITI	Sell	1,073,000	1,209,808	12/15/16	11,008	—
Euro	JPHQ	Sell	1,230,591	1,398,321	12/15/16	23,454	—
Indian Rupee	DBAB	Buy	96,375,000	1,399,782	12/15/16	—	(11,191)
Japanese Yen	DBAB	Sell	405,702,500	3,856,744	12/15/16	—	(97,476)
Japanese Yen	JPHQ	Sell	425,150,000	4,037,243	12/15/16	—	(106,523)
Japanese Yen	MSCO	Sell	12,500,000	118,568	12/15/16	—	(3,265)

Total Forward Exchange Contracts						$2,041,573	$(4,256,802)

Net unrealized appreciation (depreciation)							$(2,215,229)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

Semiannual Report	FSI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

At June 30, 2016, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate	Counterparty / Exchange	Notional Amount[a]	Expiration Date	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation	Unrealized Depreciation	Value	Rating[b]
Centrally Cleared Swap Contracts

Contracts to Sell Protection[c]

Traded Index
CDX.NA.HY.26	5.00%	ICE	$12,100,000	6/20/21	$347,130	$64,218	$—	$411,348	Non Investment Grade

OTC Swap Contracts

Contracts to Sell Protection[c]

Traded Index
MCDX.NA.26	1.00%	CITI	2,100,000	6/20/21	5,636	1,619	—	7,255	Investment Grade
MCDX.NA.26	1.00%	GSCO	10,000,000	6/20/21	24,461	10,084	—	34,545	Investment Grade

Total OTC Swap Contracts					30,097	11,703	—	41,800

Total Credit Default Swap Contracts					$377,227	$75,921	$—	$453,148

Net unrealized appreciation (depreciation)						$75,921

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cThe Fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 9 regarding other derivative information.

See Abbreviations on page FSI-44.

FSI-26	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Franklin Strategic Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$628,163,783
Cost - Non-controlled affiliates (Note 3e)	161,331,951

Total cost of investments	$789,495,734

Value - Unaffiliated issuers	$595,858,143
Value - Non-controlled affiliates (Note 3e)	160,916,110

Total value of investments	756,774,253
Cash	991,647
Restricted Cash (Note 1e)	56,000
Foreign currency, at value (cost $15,794)	15,994
Receivables:
Investment securities sold	1,638,134
Capital shares sold	187,293
Dividends and interest	5,227,831
Due from brokers	2,601,571
Variation margin	59,964
OTC swap contracts (upfront payments $31,271)	30,097
Unrealized appreciation on OTC forward exchange contracts	2,041,573
Unrealized appreciation on OTC swap contracts	11,703
Other assets	334

Total assets	769,636,394

Liabilities:
Payables:
Investment securities purchased	58,393,757
Capital shares redeemed	316,049
Management fees	295,436
Distribution fees	134,436
Due to brokers	56,000
Unrealized depreciation on OTC forward exchange contracts	4,256,802
Deferred tax	52,292
Accrued expenses and other liabilities	199,707

Total liabilities	63,704,479

Net assets, at value	$705,931,915

Net assets consist of:
Paid-in capital	$757,767,362
Undistributed net investment income	13,248,509
Net unrealized appreciation (depreciation)	(34,861,315)
Accumulated net realized gain (loss)	(30,222,641)

Net assets, at value	$705,931,915

The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	FSI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

June 30, 2016 (unaudited)

Franklin Strategic Income VIP Fund

Class 1:
Net assets, at value	$417,297,638

Shares outstanding	39,318,343

Net asset value and maximum offering price per share	$10.61

Class 2:
Net assets, at value	$202,076,361

Shares outstanding	19,670,006

Net asset value and maximum offering price per share	$10.27

Class 4:
Net assets, at value	$86,557,916

Shares outstanding	8,219,183

Net asset value and maximum offering price per share	$10.53

FSI-28	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the six months ended June 30, 2016 (unaudited)

Franklin Strategic Income VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$1,521,849
Non-controlled affiliates (Note 3e)	1,053,032
Interest	15,424,708

Total investment income	17,999,589

Expenses:
Management fees (Note 3a)	2,105,551
Distribution fees: (Note 3c)
Class 2	246,406
Class 4	154,951
Custodian fees (Note 4)	41,507
Reports to shareholders	89,215
Professional fees	46,166
Trustees’ fees and expenses	1,858
Other	117,667

Total expenses	2,803,321
Expense reductions (Note 4)	(546)
Expenses waived/paid by affiliates (Note 3e)	(259,879)

Net expenses	2,542,896

Net investment income	15,456,693

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(11,436,886)
Non-controlled affiliates (Note 3e)	(40,253)
Foreign currency transactions	(2,874,372)
Swap contracts	173,507

Net realized gain (loss)	(14,178,004)

Net change in unrealized appreciation (depreciation) on:
Investments	31,055,144
Translation of other assets and liabilities denominated in foreign currencies	(2,744,114)
Swap contracts	33,313
Change in deferred taxes on unrealized appreciation	(46,106)

Net change in unrealized appreciation (depreciation)	28,298,237

Net realized and unrealized gain (loss)	14,120,233

Net increase (decrease) in net assets resulting from operations	$29,576,926

The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	FSI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

	Franklin Strategic Income VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$15,456,693	$38,231,958
Net realized gain (loss)	(14,178,004)	(11,348,194)
Net change in unrealized appreciation (depreciation)	28,298,237	(55,936,500)

Net increase (decrease) in net assets resulting from operations	29,576,926	(29,052,736)

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(15,028,685)	(33,228,366)
Class 2	(6,934,919)	(13,693,486)
Class 4	(2,790,452)	(6,782,412)
Net realized gains:
Class 1	—	(8,524,986)
Class 2	—	(3,636,551)
Class 4	—	(1,855,841)

Total distributions to shareholders	(24,754,056)	(67,721,642)

Capital share transactions: (Note 2)
Class 1	(27,179,498)	(74,671,750)
Class 2	(1,330,842)	21,200,703
Class 4	(7,196,285)	(8,346,246)

Total capital share transactions	(35,706,625)	(61,817,293)

Net increase (decrease) in net assets	(30,883,755)	(158,591,671)
Net assets:
Beginning of period	736,815,670	895,407,341

End of period	$705,931,915	$736,815,670

Undistributed net investment income included in net assets:
End of period	$13,248,509	$23,766,482

FSI-30	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Consolidated Financial Statements (unaudited)

Franklin Strategic Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2016, 72.20% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable

Semiannual Report	FSI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery and TBA Basis

The Fund purchases securities on a when issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price.

FSI-32	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net

Semiannual Report	FSI-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

e. Restricted Cash

At June 30, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the

Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Investments in FT Holdings Corporation III (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At June 30, 2016, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2016, the net assets of FT Subsidiary were $4,946,757, representing less than 1% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

h. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

FSI-34	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Semiannual Report	FSI-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	218,687	$2,335,020	342,063	$3,944,392
Shares issued in reinvestment of distributions	1,427,226	15,028,685	3,778,584	41,753,352
Shares redeemed	(4,200,110)	(44,543,203)	(10,556,150)	(120,369,494)

Net increase (decrease)	(2,554,197)	$(27,179,498)	(6,435,503)	$(74,671,750)

Class 2 Shares:
Shares sold	1,375,480	$14,106,061	4,486,606	$49,551,393
Shares issued in reinvestment of distributions	679,894	6,934,919	1,618,117	17,330,037
Shares redeemed	(2,194,026)	(22,371,822)	(4,183,880)	(45,680,727)

Net increase (decrease)	(138,652)	$(1,330,842)	1,920,843	$21,200,703

Class 4 Shares:
Shares sold	81,563	$853,837	512,101	$6,000,050
Shares issued in reinvestment of distributions	267,029	2,790,452	788,162	8,638,254
Shares redeemed	(1,032,538)	(10,840,574)	(2,071,680)	(22,984,550)

Net increase (decrease)	(683,946)	$(7,196,285)	(771,417)	$(8,346,246)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FSI-36	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.595% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

Semiannual Report	FSI-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies (continued)

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	3,135,765	46,063	(91,906)	3,089,922	$30,652,026	$257,407	$(7,353)	7.1%
Franklin Middle Tier Floating Rate Fund	2,704,835	26,387	(94,000)	2,637,222	25,554,680	795,625	(32,900)	7.4%
Institutional Fiduciary Trust Money Market Portfolio	63,296,131	106,708,771	(65,295,498)	104,709,404	104,709,404	—	—	0.5%

Total					$160,916,110	$1,053,032	$(40,253)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2015, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$1,542,457
Long term	15,007,905

Total capital loss carryforwards	$16,550,362

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$791,055,209

Unrealized appreciation	$21,540,419
Unrealized depreciation	(55,821,375)

Net unrealized appreciation (depreciation)	$(34,280,956)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $430,620,784 and $473,133,896, respectively.

7. Credit Risk and Defaulted Securities

At June 30, 2016, the Fund had 49.3% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

FSI-38	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2016, the aggregate value of these securities was $6,321,548, representing 0.9% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Units	Issuer	Acquisition Date	Cost	Value
1,499	Warrior Met Coal LLC, A (Value is 0.0%[a] of Net Assets)	3/31/16	$2,911,693	$151,124

aRounds to less than 0.1% of net assets.

9. Other Derivative Information

At June 30, 2016, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$2,041,573		Unrealized depreciation on OTC forward exchange contracts	$4,256,802
Credit contracts	Variation margin	64,218	[a]	Variation margin	—
	OTC swap contracts (upfront payments)	30,097		OTC swap contracts (upfront receipts)	—
	Unrealized appreciation on OTC swap contracts	11,703		Unrealized depreciation on OTC swap contracts	—
Value recovery instruments	Investments in securities, at value	641,720

Totals		$2,789,311			$4,256,802

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

Semiannual Report	FSI-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

9. Other Derivative Information (continued)

For the period ended June 30, 2016, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Locations	Net Realized Gain (Loss) for the Period	Consolidated Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Foreign currency transactions	$(3,157,029)[a]	Translation of other assets and liabilities denominated in foreign currencies	$(2,759,069)[a]

Credit contracts	Swap contracts	173,507	Swap contracts	33,313
Value recovery instruments	Investments	—	Investments	(146,400)

Totals		$(2,983,522)		$(2,872,156)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Consolidated Statement of Operations.

At June 30, 2016, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$2,041,573	$4,256,802
Swap contracts	41,800	—

Total	$2,083,373	$4,256,802

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

FSI-40	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

At June 30, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross and Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[a]	Net Amount (Not less than zero)
Counterparty
BZWS	$117,962	$(117,962)	$—	$—	$—
CITI	38,280	(38,280)	—	—	—
DBAB	1,568,832	(1,568,832)	—	—	—
GSCO	42,615	(42,615)	—	—	—
HSBC	29,790	(29,790)	—	—	—
JPHQ	258,251	(258,251)	—	—	—
MSCO	27,643	(6,766)	—	(20,877)	—

Total	$2,083,373	$(2,062,496)	$—	$(20,877)	$—

aIn some instances, the collateral amount disclosed in the table above was adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At June 30, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross and Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
BZWS	$211,019	$(117,962)	$—	$—	$93,057
CITI	170,677	(38,280)	—	—	132,397
DBAB	2,358,498	(1,568,832)	—	(780,000)	9,666
GSCO	49,997	(42,615)	—	—	7,382
HSBC	509,396	(29,790)	—	(330,000)	149,606
JPHQ	950,449	(258,251)	—	(692,198)	—
MSCO	6,766	(6,766)	—	—	—

Total	$4,256,802	$(2,062,496)	$—	$(1,802,198)	$392,108

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

For the period ended June, 30 2016, the average month end fair value of derivatives represented 0.7% of average month end net assets. The average month end number of open derivative contracts for the period was 56.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page FSI-44.

Semiannual Report	FSI-41

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

FSI-42	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$4,943,766	$—		$4,943,766
Energy	—	—	151,124		151,124
Health Care Equipment & Services	—	32,670	—		32,670
Transportation	—	—	251,576		251,576
Management Investment Companies	56,206,706	—	—		56,206,706
Corporate Bonds	—	294,197,943	129,783		294,327,726
Senior Floating Rate Interests	—	78,286,391	—		78,286,391
Foreign Government and Agency Securities	—	82,803,251	—		82,803,251
U.S. Government and Agency Securities	—	30,145,221	—		30,145,221
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	42,365,288	—		42,365,288
Mortgage-Backed Securities	—	55,776,500	—		55,776,500
Municipal Bonds	—	6,774,630	—		6,774,630
Escrows and Litigation Trusts	—	—	—	[b]	—
Short Term Investments	104,709,404	—	—		104,709,404

Total Investments in Securities	$160,916,110	$595,325,660	$532,483		$756,774,253

Other Financial Instruments:
Forward Exchange Contracts	$—	$2,041,573	$—		$2,041,573
Swap Contracts	—	75,921	—		75,921

Total Other Financial Instruments	$—	$2,117,494	$—		$2,117,494

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$4,256,802	$—		$4,256,802

aIncludes common and convertible preferred stocks and management investment companies as well as other equity investments.

bIncludes securities determined to have no value at June 30, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report	FSI-43

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio

BZWS	Barclays Bank PLC	BRL	Brazilian Real	CDO	Collateralized Debt Obligation

CITI	Citigroup, Inc.	EUR	Euro	CLO	Collateralized Loan Obligation

DBAB	Deutsche Bank AG	GBP	British Pound	FRN	Floating Rate Note

GSCO	The Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah	GDP	Gross Domestic Product

HSBC	HSBC Bank USA, N.A.	LKR	Sri Lankan Rupee	GO	General Obligation

ICE	Intercontinental Exchange	MXN	Mexican Peso	HDC	Housing Development Corp.

JPHQ	JP Morgan Chase & Co.	MYR	Malaysian Ringgit	PIK	Payment-In-Kind

MSCO	Morgan Stanley	PHP	Philippine Peso	SF	Single Family

		UYU	Uruguayan Peso	VRI	Value Recovery Instrument

FSI-44	Semiannual Report

Franklin U.S. Government Securities VIP Fund

This semiannual report for Franklin U.S. Government Securities VIP Fund covers the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 shares delivered a +2.31% total return for the six-month period ended June 30, 2016.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FUS-1

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Fund Goal and Main Investments

The Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s primary benchmark, the Barclays U.S. Government Index: Intermediate Component, delivered a +3.55% total return.1 The Fund’s secondary benchmark, the Lipper VIP General U.S. Government Funds Classification Average, produced a +4.83% total return.2 Funds in the Lipper average may allocate as much as 35% of their investments in asset types other than U.S. government and agency mortgage-backed securities.

Economic and Market Overview

The U.S. economy grew moderately, as measured by gross domestic product in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and nonresidential fixed investment contributed to the moderation. Although the unemployment rate rose from 4.7% in May to 4.9% in June, the increase was due to additional people entering the labor force, and for the entire period under review, unemployment declined slightly.3 Home sales remained strong and prices rose through most of the period amid relatively low mortgage rates. Monthly retail sales grew during most of the review period, and rose to the highest level in April in more than a year, due to a broad-based increase across most

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

retail categories. Inflation, as measured by the Consumer Price Index, remained subdued overall even though it spiked to the highest level in three years in April mainly due to a rebound in energy prices.

After raising its target range for the federal funds rate to 0.25%–0.50% at its December meeting, the Federal Reserve (Fed) maintained the rate through-period end. Although the Fed hinted at an interest rate hike in June, subsequent reports showed job additions slowed substantially in May. Consequently, at its June meeting, the Fed kept the federal funds rates unchanged, and indicated that in determining the timing and size of future adjustments to the target range, it will assess realized and expected economic conditions relative to its objectives of maximum employment and 2.00% inflation. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

The 10-year Treasury yield, which moves inversely to price, declined during the period. It declined from a period high of 2.27% on December 31, 2015, and remained relatively low through period-end, reflecting investors’ concerns about global economic uncertainty. Negative interest rates in Japan and Europe, and central banks’ purchases of government bonds also put downward pressure on U.S. yields. It touched a period low of 1.46% on June 27, 2016, and ended the period at 1.49%, after the Fed kept short-term interest rates unchanged and fears of Britain’s exit from the European Union boosted safe-haven buying by investors.

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

FUS-2	Semiannual Report

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

The overall mortgage market provided mixed results during the period as Treasuries outperformed mortgage-backed securities (MBS). Volatility moved off of recent low levels over the period and MBS could not keep pace with the rally in Treasuries. Agency MBS valuations remained relatively full, but the Fed’s continued reinvestment of principal proceeds back into agency MBS and moderate supply have provided positive technical support for the sector. Without the Fed’s support, MBS is more vulnerable to supply shocks until alternative demand sources emerge. Banks, mortgage real estate investment trusts, overseas investors and domestic money managers are possible sources, but would need to increase their allocation to the sector to compensate for the Fed’s reduced presence in the MBS sector. As we move closer to the Fed ceasing reinvestment, coupled with tight spreads, we believe MBS could experience higher basis volatility. Although recent lower mortgage rates could increase prepayment speeds, our overall prepayment expectations remained anchored and we feel they could moderate with mortgage rates staying range bound and underwriting standards remaining tight.

The Fund maintains a consistent and disciplined approach to our investment strategy. The Fund’s investment process and strategy have not changed, and the team continues to look for strong cash flow fundamentals and valuations seeking to uncover opportunities across the agency mortgage and agency debenture universe. The Fund emphasizes agency pass-throughs and invests in other agency securities for diversification purposes.

Within the agency mortgage pass-through sector, Freddie Mac MBS, Fannie Mae MBS and Ginnie Mae (GNMA) MBS had negative excess returns but positive total returns during the period.

During the period, we were more weighted toward GNMA IIs (pools of mortgages from multiple issuers) than GNMA Is (pools of mortgages from single issuers). Over the period, we increased exposure to GNMA II 3.5% and 4.0% coupons, while reducing the exposure to 4.5% coupons. At period-end, our heaviest exposures were in 3.5% and 4.0% coupons. Based on excess returns over Treasuries, GNMAs produced negative returns, with lower-coupon GNMAs providing better performance than higher coupon securities.

The Fund’s selection within U.S. agency securities was a contributor during the period, while our defensive U.S. yield curve positioning was a detractor as yield curve movements had a negative impact relative to the benchmark.

Thank you for your participation in Franklin U.S. Government Securities VIP Fund. We look forward to serving your future investment needs

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	FUS-3

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Fund-Level Expenses Incurred During Period* 1/1/16–6/30/16
Actual	$1,000	$1,023.10	$3.72
Hypothetical (5% return before expenses)	$1,000	$1,021.18	$3.72

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.74%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

FUS-4	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin U.S. Government Securities VIP Fund

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014		2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.74	$13.00	$12.91		$13.57	$13.67	$13.34

Income from investment operations[a]:

Net investment income[b]	0.12	0.21	0.24		0.24	0.32	0.42

Net realized and unrealized gains (losses)	0.19	(0.12)	0.22		(0.51)	(0.03)	0.36

Total from investment operations	0.31	0.09	0.46		(0.27)	0.29	0.78

Less distributions from net investment income	(0.35)	(0.35)	(0.37)		(0.39)	(0.39)	(0.45)

Net asset value, end of period	$12.70	$12.74	$13.00		$12.91	$13.57	$13.67

Total return[c]	2.43%	0.71%	3.64%		(1.99)%	2.12%	5.96%

Ratios to average net assets[d]

Expenses	0.49%	0.50% [e]	0.49%	[e]	0.49% [e]	0.50%	0.51%

Net investment income	1.85%	1.64%	1.84%		1.84%	2.36%	3.11%

Supplemental data

Net assets, end of period (000’s)	$78,545	$79,620	$90,656		$99,947	$126,536	$136,628

Portfolio turnover rate	47.79%	61.91%	42.88%		69.47%	45.89%	37.89%

Portfolio turnover rate excluding mortgage dollar rolls[f]	47.79%	61.91%	42.88%		67.80%	45.89%	37.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(d) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FUS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014		2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.47	$12.73	$12.65		$13.31	$13.42	$13.11

Income from investment operations[a]:

Net investment income[b]	0.10	0.18	0.20		0.21	0.28	0.38

Net realized and unrealized gains (losses)	0.19	(0.12)	0.22		(0.50)	(0.03)	0.35

Total from investment operations	0.29	0.06	0.42		(0.29)	0.25	0.73

Less distributions from net investment income	(0.32)	(0.32)	(0.34)		(0.37)	(0.36)	(0.42)

Net asset value, end of period	$12.44	$12.47	$12.73		$12.65	$13.31	$13.42

Total return[c]	2.31%	0.47%	3.38%		(2.24)%	1.89%	5.68%

Ratios to average net assets[d]

Expenses	0.74%	0.75% [e]	0.74%	[e]	0.74% [e]	0.75%	0.76%

Net investment income	1.60%	1.39%	1.59%		1.59%	2.11%	2.86%

Supplemental data

Net assets, end of period (000’s)	$1,353,724	$1,311,974	$1,369,037		$1,267,994	$1,206,089	$894,699

Portfolio turnover rate	47.79%	61.91%	42.88%		69.47%	45.89%	37.89%

Portfolio turnover rate excluding mortgage dollar rolls[f]	47.79%	61.91%	42.88%		67.80%	45.89%	37.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(d) regarding mortgage dollar rolls.

FUS-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2016 (unaudited)

Franklin U.S. Government Securities VIP Fund
		Principal Amount*	Value
	Foreign Government and Agency Securities (Cost $1,739,797) 0.1%
a	International Bank for Reconstruction and Development, Principal Strip, 7/15/17 (Supranational)	1,761,000	$1,742,322

	Mortgage-Backed Securities 77.0%
b	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 2.0%
	FHLMC, 2.711% - 2.713%, 5/01/37 - 6/01/37	9,718,618	10,191,381
	FHLMC, 2.799%, 4/01/40	11,294,459	11,958,224
	FHLMC, 2.911% - 3.035%, 3/01/36 - 5/01/38	5,857,032	6,195,145

			28,344,750

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 6.4%
	FHLMC Gold 15 Year, 4.50%, 3/01/25 - 4/01/25	1,810,743	1,910,687
	FHLMC Gold 30 Year, 3.00%, 5/01/43	582,437	605,198
	FHLMC Gold 30 Year, 3.00%, 6/01/46	44,000,000	45,661,294
	FHLMC Gold 30 Year, 3.50%, 3/01/32 - 5/01/43	5,796,660	6,210,782
	FHLMC Gold 30 Year, 3.50%, 9/01/45	9,146,281	9,659,941
	FHLMC Gold 30 Year, 4.00%, 9/01/40 - 12/01/41	9,837,275	10,568,486
	FHLMC Gold 30 Year, 4.50%, 5/01/40 - 7/01/41	4,147,692	4,554,464
	FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/40	6,304,161	6,970,410
	FHLMC Gold 30 Year, 5.50%, 7/01/33 - 5/01/38	1,946,488	2,194,543
	FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/35	1,287,688	1,479,837
	FHLMC Gold 30 Year, 6.50%, 12/01/23 - 5/01/35	651,425	749,189
	FHLMC Gold 30 Year, 7.00%, 4/01/24 - 6/01/32	250,956	282,704
	FHLMC Gold 30 Year, 7.50%, 12/01/22 - 5/01/24	4,768	5,018
	FHLMC Gold 30 Year, 8.00%, 9/01/21 - 5/01/22	4,811	5,418
	FHLMC Gold 30 Year, 8.50%, 10/01/21 - 7/01/31	427,325	545,336
	FHLMC PC 30 Year, 8.00%, 1/01/17 - 5/01/17	846	847
	FHLMC PC 30 Year, 8.50%, 9/01/20	234	237

			91,404,391

b	Federal National Mortgage Association (FNMA) Adjustable Rate 6.3%
	FNMA, 1.638% - 2.461%, 12/01/16 - 10/01/44	11,481,416	12,088,845
	FNMA, 2.462% - 2.582%, 10/01/19 - 12/01/40	12,446,230	13,053,370
	FNMA, 2.586% - 2.598%, 4/01/27 - 8/01/36	9,995,301	10,527,258
	FNMA, 2.603%, 10/01/35	9,526,114	10,079,664
	FNMA, 2.605% - 2.85%, 9/01/18 - 12/01/40	12,513,432	13,117,167
	FNMA, 2.857% - 2.888%, 9/01/26 - 12/01/38	2,480,581	2,625,354
	FNMA, 2.895%, 9/01/37	26,504,988	28,026,257
	FNMA, 2.912% - 7.22%, 8/01/18 - 3/01/47	1,479,763	1,531,757

			91,049,672

	Federal National Mortgage Association (FNMA) Fixed Rate 8.1%
	FNMA 15 Year, 2.64%, 7/01/25	2,500,000	2,605,923
	FNMA 15 Year, 2.77%, 4/01/25	3,500,000	3,669,938
	FNMA 15 Year, 2.99%, 11/01/24	3,000,000	3,212,875
	FNMA 15 Year, 3.14%, 10/01/25	4,000,000	4,310,225
	FNMA 15 Year, 3.28%, 7/01/27	4,000,000	4,295,459
	FNMA 15 Year, 3.51%, 8/01/23	3,000,000	3,313,199
	FNMA 15 Year, 5.50%, 11/01/16 - 1/01/25	1,978,251	2,171,023
	FNMA 15 Year, 6.00%, 8/01/17 - 9/01/17	34,659	35,123
	FNMA 30 Year, 3.00%, 12/01/42	272,650	283,279
	FNMA 30 Year, 3.50%, 7/01/45	46,031,444	48,607,435
	FNMA 30 Year, 4.00%, 1/01/41 - 7/01/41	11,556,396	12,431,986
	FNMA 30 Year, 4.50%, 8/01/40 - 6/01/41	11,496,753	12,604,187

Semiannual Report	FUS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

		Principal Amount*	Value
	Mortgage-Backed Securities (continued)
	Federal National Mortgage Association (FNMA) Fixed Rate (continued)
	FNMA 30 Year, 5.00%, 3/01/34 - 7/01/41	7,791,940	$8,677,799
	FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	2,767,505	3,130,326
	FNMA 30 Year, 6.00%, 1/01/24 - 8/01/38	3,468,581	3,977,629
	FNMA 30 Year, 6.50%, 1/01/24 - 9/01/36	617,900	711,650
	FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	21,243	22,466
	FNMA 30 Year, 8.00%, 3/01/22 - 2/01/25	106,932	111,189
	FNMA 30 Year, 8.50%, 3/01/20 - 6/01/21	699	747
	FNMA 30 Year, 9.00%, 10/01/26	91,990	99,661
	FNMA GL 30 Year, 8.00%, 8/01/19	7,483	7,537
	FNMA PL 30 Year, 5.50%, 4/01/34	1,468,497	1,638,022

			115,917,678

	Government National Mortgage Association (GNMA) Fixed Rate 54.2%
	GNMA I SF 30 Year, 3.00%, 7/15/42	661,843	695,499
	GNMA I SF 30 Year, 4.50%, 1/15/39 - 3/15/40	12,322,600	13,658,759
	GNMA I SF 30 Year, 4.50%, 3/15/40 - 4/15/41	11,925,712	13,222,567
	GNMA I SF 30 Year, 4.50%, 6/15/41	1,060,458	1,170,967
	GNMA I SF 30 Year, 5.00%, 6/15/30 - 9/15/39	12,633,680	14,212,712
	GNMA I SF 30 Year, 5.00%, 9/15/39 - 1/15/40	8,686,946	9,828,176
	GNMA I SF 30 Year, 5.00%, 2/15/40 - 6/15/40	12,633,560	14,301,649
	GNMA I SF 30 Year, 5.00%, 9/15/40	1,349,021	1,511,497
	GNMA I SF 30 Year, 5.50%, 12/15/28 - 10/15/39	8,463,017	9,646,439
	GNMA I SF 30 Year, 6.00%, 11/15/23 - 11/15/38	4,379,041	5,062,948
	GNMA I SF 30 Year, 6.50%, 5/15/23 - 9/15/38	2,239,519	2,590,026
	GNMA I SF 30 Year, 7.00%, 9/15/22 - 1/15/32	601,653	643,280
	GNMA I SF 30 Year, 7.50%, 2/15/17 - 8/15/33	646,699	760,693
	GNMA I SF 30 Year, 8.00%, 3/15/17 - 5/15/24	165,868	172,332
	GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	59,561	62,560
	GNMA I SF 30 Year, 9.00%, 4/15/17 - 5/15/20	11,014	11,066
	GNMA I SF 30 Year, 9.50%, 8/15/16 - 12/15/20	36,955	37,816
	GNMA I SF 30 Year, 10.00%, 11/15/17 - 8/15/21	20,957	21,667
	GNMA II SF 30 Year, 3.00%, 12/20/42 - 2/20/45	3,876,290	4,058,374
	GNMA II SF 30 Year, 3.00%, 9/20/45	14,137,459	14,799,413
	GNMA II SF 30 Year, 3.50%, 12/20/40 - 7/20/42	3,564,826	3,799,141
	GNMA II SF 30 Year, 3.50%, 8/20/42	11,057,975	11,787,408
	GNMA II SF 30 Year, 3.50%, 9/20/42	31,547,715	33,628,761
	GNMA II SF 30 Year, 3.50%, 10/20/42	9,614,843	10,249,093
	GNMA II SF 30 Year, 3.50%, 11/20/42	18,770,107	20,008,291
	GNMA II SF 30 Year, 3.50%, 12/20/42	14,034,618	14,960,432
	GNMA II SF 30 Year, 3.50%, 1/20/43	23,568,009	25,122,712
	GNMA II SF 30 Year, 3.50%, 3/20/43	8,728,576	9,304,386
	GNMA II SF 30 Year, 3.50%, 4/20/43	11,038,578	11,766,786
	GNMA II SF 30 Year, 3.50%, 5/20/43	19,826,535	21,130,637
	GNMA II SF 30 Year, 3.50%, 6/20/43	9,036,333	9,631,374
	GNMA II SF 30 Year, 3.50%, 8/20/43	448,055	477,504
	GNMA II SF 30 Year, 3.50%, 2/20/46	31,118,439	33,082,794
	GNMA II SF 30 Year, 3.50%, 3/20/46	158,653,681	168,709,486
	GNMA II SF 30 Year, 3.50%, 5/20/46	4,987,781	5,303,762
c	GNMA II SF 30 Year, 3.50%, 7/01/46	10,110,000	10,729,238
	GNMA II SF 30 Year, 4.00%, 11/20/39 - 1/20/41	12,247,573	13,202,529
	GNMA II SF 30 Year, 4.00%, 2/20/41 - 9/20/41	7,781,403	8,385,298

FUS-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

		Principal Amount*	Value
	Mortgage-Backed Securities (continued)
	Government National Mortgage Association (GNMA) Fixed Rate (continued)
	GNMA II SF 30 Year, 4.00%, 11/20/41 - 12/20/41	12,174,215	$13,110,185
	GNMA II SF 30 Year, 4.00%, 2/20/44	3,757,703	4,052,374
	GNMA II SF 30 Year, 4.00%, 2/20/46	21,605,803	23,138,744
	GNMA II SF 30 Year, 4.00%, 3/20/46	15,097,633	16,195,172
	GNMA II SF 30 Year, 4.00%, 4/20/46	31,329,447	33,561,513
	GNMA II SF 30 Year, 4.00%, 5/20/46	72,289,531	77,439,831
	GNMA II SF 30 Year, 4.50%, 10/20/39 - 5/20/41	12,300,453	13,433,437
	GNMA II SF 30 Year, 4.50%, 6/20/41 - 7/20/41	11,514,107	12,577,337
	GNMA II SF 30 Year, 4.50%, 9/20/41 -10/20/41	10,935,467	11,945,283
	GNMA II SF 30 Year, 4.50%, 3/20/42 - 2/20/44	9,764,347	10,593,460
	GNMA II SF 30 Year, 4.50%, 10/20/44	5,402,470	5,808,547
	GNMA II SF 30 Year, 5.00%, 9/20/33 - 6/20/40	8,974,862	10,053,790
	GNMA II SF 30 Year, 5.00%, 8/20/41 - 6/20/44	11,307,201	12,440,160
	GNMA II SF 30 Year, 5.50%, 5/20/34 - 6/20/38	7,112,983	7,981,148
	GNMA II SF 30 Year, 6.00%, 11/20/23 - 7/20/39	4,446,868	5,186,783
	GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	653,803	774,828
	GNMA II SF 30 Year, 7.00%, 5/20/32	11,253	13,822
	GNMA II SF 30 Year, 7.50%, 11/20/17 - 5/20/33	121,345	137,304
	GNMA II SF 30 Year, 8.00%, 8/20/26	7,589	9,346
	GNMA II SF 30 Year, 9.50%, 4/20/25	2,378	2,390

			776,203,526

	Total Mortgage-Backed Securities (Cost $1,086,325,168)		1,102,920,017

	U.S. Government and Agency Securities 19.8%
	Federal Agricultural Mortgage Corp.,
	1.41%, 3/06/20	10,000,000	10,093,750
	2.66%, 4/12/22	7,000,000	7,465,493
	4.30%, 5/13/19	1,010,000	1,108,261
d	Federal Agricultural Mortgage Corp. Guaranteed Trust 07-1, 144A, 5.125%, 4/19/17	13,000,000	13,468,923
	FHLB,
	2.625%, 9/12/25	20,000,000	21,392,360
	4.75%, 12/16/16	17,000,000	17,330,293
	5.25%, 6/05/17	9,000,000	9,387,216
	FICO,
	1P, Strip, 5/11/18	10,000,000	9,852,300
	12, Strip, 6/06/18	4,627,000	4,560,279
	13P, Strip, 12/27/18	2,500,000	2,451,628
	15P, Strip, 3/07/19	1,798,000	1,756,596
	16, Strip, 4/05/17	12,367,000	12,303,792
	A-P, Strip, 2/08/18	1,000,000	988,396
	B-P, Strip, 4/06/18	1,405,000	1,387,873
	D-P, Strip, 9/26/19	7,605,000	7,379,253
	E-P, Strip, 11/02/18	8,896,000	8,739,404
	Israel Government Agency for International Development Bond,
	5.50%, 9/18/23	12,000,000	15,189,108
	7-Z, U.S. Government Guaranteed, Strip, 8/15/22	5,619,000	5,058,331
	U.S. Government Guaranteed, Strip, 5/01/17	5,000,000	4,974,860
	New Valley Generation IV, secured bond, 4.687%, 1/15/22	2,253,572	2,464,919

Semiannual Report	FUS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

		Principal Amount*	Value
	U.S. Government and Agency Securities (continued)
	Overseas Private Investment Corp., A, zero cpn.,
	2/19/18	682,174	$720,236
	11/15/20	2,575,000	3,115,971
	Private Export Funding Corp.,
	secured bond, 2.80%, 5/15/22	9,000,000	9,655,740
	secured note, LL, 2.25%, 3/15/20	1,700,000	1,764,263
	senior secured note, MM, 2.30%, 9/15/20	3,500,000	3,603,922
	SBA,
	[b]FRN, 3.375%, 3/25/18	132,652	133,075
	PC, 1996-20L, 1, 6.70%, 12/01/16	16,676	16,914
	PC, 1997-20G, 1, 6.85%, 7/01/17	43,868	44,743
	PC, 1998-20I, 1, 6.00%, 9/01/18	195,556	203,952
	Tunisia Government Agency for International Development Bonds, 1.686%, 7/16/19	7,000,000	7,116,970
	TVA,
	1.875%, 8/15/22	6,000,000	6,153,654
	5.88%, 4/01/36	5,000,000	7,264,055
	Strip, 11/01/18	2,644,000	2,592,772
	Strip, 6/15/19	5,973,000	5,819,804
	Strip, 6/15/20	6,138,000	5,826,460
	U.S. Treasury Bond,
	2.50%, 2/15/46	4,000,000	4,169,064
	[e]Index Linked, 1.75%, 1/15/28	9,135,176	10,695,829
	[e]Index Linked, 2.00%, 1/15/26	13,258,219	15,618,288
	[e]Index Linked, 3.625%, 4/15/28	7,395,306	10,248,275
	U.S. Treasury Note,
	0.875%, 11/30/16	2,500,000	2,505,478
	1.25%, 1/31/19	10,000,000	10,150,000
	1.75%, 10/31/18	3,000,000	3,077,226
	[e]Index Linked, 0.125%, 4/15/19	10,209,274	10,429,682
	Ukraine Government Agency for International Development Bonds, 1.844%, 5/16/19	5,000,000	5,108,540

	Total U.S. Government and Agency Securities (Cost $274,672,430)		283,387,948

	Total Investments before Short Term Investments (Cost $1,362,737,395)		1,388,050,287

	Short Term Investments (Cost $52,859,736) 3.7%
	Repurchase Agreements 3.7%
f	Joint Repurchase Agreement, 0.382%, 7/01/16 (Maturity Value $52,860,297)	52,859,736	52,859,736

BNP Paribas Securities Corp. (Maturity Value $17,144,180)

Deutsche Bank Securities Inc. (Maturity Value $5,285,501)

HSBC Securities (USA) Inc. (Maturity Value $29,145,053)

Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,285,563)

Collateralized by U.S. Government Agency Securities, 0.187% - 5.50%, 7/18/16 - 5/06/21; U.S. Government Agency Securities, Strips, 6/01/17; and U.S. Treasury Note, 0.75% - 3.25%, 11/30/16 - 9/30/20 (valued at $53,939,146)

	Total Investments (Cost $1,415,597,131) 100.6%		1,440,910,023
	Other Assets, less Liabilities (0.6)%		(8,640,720)

	Net Assets 100.0%		$1,432,269,303

FUS-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

See Abbreviations on page FUS-20.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aA supranational organization is an entity formed by two or more central governments through international treaties.

bThe coupon rate shown represents the rate at period end.

cSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2016, the value of this security was $13,468,923, representing 0.9% of net assets.

ePrincipal amount of security is adjusted for inflation. See Note 1(f).

fSee Note 1(b) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Franklin U.S. Government Securities VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,362,737,395
Cost - Repurchase agreements	52,859,736

Total cost of investments	$1,415,597,131

Value - Unaffiliated issuers	$1,388,050,287
Value - Repurchase agreements	52,859,736

Total value of investments	1,440,910,023
Receivables:
Investment securities sold	426,634
Capital shares sold	364,326
Interest	4,452,934
Other assets	674

Total assets	1,446,154,591

Liabilities:
Payables:
Investment securities purchased	10,702,337
Capital shares redeemed	1,911,759
Management fees	544,330
Distribution fees	557,600
Accrued expenses and other liabilities	169,262

Total liabilities	13,885,288

Net assets, at value	$1,432,269,303

Net assets consist of:
Paid-in capital	$1,452,546,349
Undistributed net investment income	5,620,453
Net unrealized appreciation (depreciation)	25,312,892
Accumulated net realized gain (loss)	(51,210,391)

Net assets, at value	$1,432,269,303

Class 1:
Net assets, at value	$78,544,997

Shares outstanding	6,183,195

Net asset value and maximum offering price per share	$12.70

Class 2:
Net assets, at value	$1,353,724,306

Shares outstanding	108,821,880

Net asset value and maximum offering price per share	$12.44

FUS-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2016 (unaudited)

Franklin U.S. Government Securities VIP Fund
Investment income:
Interest	$21,607,335
Paydown gain (loss)	(5,128,192)

Total investment income	16,479,143

Expenses:
Management fees (Note 3a)	3,291,904
Distribution fees - Class 2 (Note 3c)	1,662,825
Custodian fees (Note 4)	6,282
Reports to shareholders	91,515
Professional fees	29,283
Trustees’ fees and expenses	3,167
Other	55,546

Total expenses	5,140,522

Net investment income	11,338,621

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	2,072,441
Net change in unrealized appreciation (depreciation) on investments	18,688,466

Net realized and unrealized gain (loss)	20,760,907

Net increase (decrease) in net assets resulting from operations	$32,099,528

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FUS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin U.S. Government Securities VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$11,338,621	$20,148,189
Net realized gain (loss)	2,072,441	(225,412)
Net change in unrealized appreciation (depreciation)	18,688,466	(12,815,304)

Net increase (decrease) in net assets resulting from operations	32,099,528	7,107,473

Distributions to shareholders from:
Net investment income:
Class 1	(2,105,837)	(2,296,272)
Class 2	(33,509,224)	(33,598,882)

Total distributions to shareholders	(35,615,061)	(35,895,154)

Capital share transactions: (Note 2)
Class 1	(857,367)	(9,377,525)
Class 2	45,047,617	(29,933,456)

Total capital share transactions	44,190,250	(39,310,981)

Net increase (decrease) in net assets	40,674,717	(68,098,662)
Net assets:
Beginning of period	1,391,594,586	1,459,693,248

End of period	$1,432,269,303	$1,391,594,586

Undistributed net investment income included in net assets:
End of period	$5,620,453	$29,896,893

FUS-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin U.S. Government Securities VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin U.S. Government Securities VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase

Semiannual Report	FUS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

b. Joint Repurchase Agreement (continued)

Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2016.

c. Securities Purchased on a TBA Basis

The Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Sufficient assets have been segregated for these securities.

d. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statement of Operations. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

FUS-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	211,841	$2,728,835	250,539	$3,217,512
Shares issued in reinvestment of distributions	166,207	2,105,837	181,380	2,296,272
Shares redeemed	(442,184)	(5,692,039)	(1,156,708)	(14,891,309)

Net increase (decrease)	(64,136)	$(857,367)	(724,789)	$(9,377,525)

Class 2 Shares:
Shares sold	11,551,533	$145,430,505	11,683,320	$147,121,730
Shares issued in reinvestment of distributions	2,700,179	33,509,224	2,709,587	33,598,882
Shares redeemed	(10,623,033)	(133,892,112)	(16,725,979)	(210,654,068)

Net increase (decrease)	3,628,679	$45,047,617	(2,333,072)	$(29,933,456)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	FUS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.468% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, there were no credits earned.

FUS-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2015, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$841,479
2017	401,851
2018	426,637

Capital loss carryforwards not subject to expiration:
Short term	22,577,474
Long term	28,868,019

Total capital loss carryforwards	$53,115,460

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,422,488,373

Unrealized appreciation	$28,504,599
Unrealized depreciation	(10,082,949)

Net unrealized appreciation (depreciation)	$18,421,650

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $680,130,391 and $654,699,261, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

Semiannual Report	FUS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2016, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

FHLB	Federal Home Loan Bank

FICO	Financing Corp.

FRN	Floating Rate Note

GL	Government Loan

PC	Participation Certificate

PL	Project Loan

SBA	Small Business Administration

SF	Single Family

TVA	Tennessee Valley Authority

FUS-20	Semiannual Report

Franklin VolSmart Allocation VIP Fund

This semiannual report for Franklin VolSmart Allocation VIP Fund covers the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 shares delivered a +2.12% total return* for the six-month period ended June 30, 2016.

*Prior to 5/1/15, the Fund followed different investment strategies, had different subadvisory arrangements, allocated its core portfolio differently, had a different current target volatility goal and made different use of derivative instruments. As a result, the Fund generally held different investments and had a different investment profile. The Fund has an expense reduction contractually guaranteed through at least 7/25/17 and a fee waiver associated with any investment in a Franklin Templeton money fund, and/or Franklin Templeton Fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FVA-1

FRANKLIN VOLSMART ALLOCATION VIP FUND

Fund Goals and Main Investments

The Fund seeks total return (including income and capital gains) while seeking to manage volatility.

Fund Risks

All investments involve risks, including possible loss of principal. There can be no guarantee that the Fund will stay within its target volatility. Also, the managed volatility and tail risk protection strategies could negatively impact the Fund’s return and expose the Fund to additional costs. Generally, investors should be comfortable with fluctuation in the value of their investments, especially over the short term. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Derivatives involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform. Because the Fund allocates assets to a variety of investment strategies, ETFs and other mutual funds, which involve certain risks, it may be subject to those same risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmarks, the Standard & Poor’s® 500 Index (S&P 500®) returned +3.84%, and the Barclays U.S. Aggregate Bond Index had a +5.31% total return for the period under review.1 The Fund’s blended benchmark, a combination of leading stock and bond indexes that better reflects the asset allocation of the Fund’s portfolio, returned +4.05% for the same period.2 Prior to May 1, 2015, the Fund followed different investment strategies, had different subadvisory arrangements, allocated its core portfolio differently, had a different current target volatility goal and made different use of derivative instruments. As a result, the Fund generally held different investments and had a different investment profile.

Economic and Market Overview

The U.S. economy grew moderately, as measured by gross domestic product in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and nonresidential fixed investment contributed to the moderation. Although the unemployment rate rose from 4.7% in May to 4.9% in June, the increase was due to additional people entering the labor force, and for the entire period under review, unemployment declined slightly.3 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period, and rose to the highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index, remained subdued overall even though it spiked to the highest level in three years in April mainly due to a rebound in energy prices.

After raising its target range for the federal funds rate to 0.25%–0.50% at its December meeting, the Federal Reserve (Fed) maintained the rate through period-end. Although the Fed hinted at an interest rate hike in June, subsequent reports showed job additions slowed substantially in May. Consequently, at its June meeting, the Fed kept the federal funds rate unchanged, and indicated that in determining the timing and size of future adjustments to the target range, it will assess realized and expected economic conditions relative to its objectives of maximum employment and 2.00% inflation. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

The 10-year Treasury yield, which moves inversely to price, declined during the period. It declined from 2.27% on December 31, 2015, and remained relatively low through period-end, reflecting investors’ concerns about global economic uncertainty. Negative interest rates in Japan and Europe, and central banks’ purchases of government bonds, also put downward pressure on U.S. yields. It touched a period low of 1.46% on June 27, 2016, and ended the period at 1.49%, after the Fed kept short-term interest rates unchanged and fears of Britain’s exit from the European Union, also known as the “Brexit,” boosted safe-haven buying by investors.

1. Source: Morningstar.

2. The Fund’s blended benchmark was calculated internally and rebalanced monthly and was composed of 60% S&P 500, 30% Barclays U.S. Aggregate Bond Index and 10% Barclays 1-3 Month U.S. Treasury Bill Index.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

FVA-2	Semiannual Report

FRANKLIN VOLSMART ALLOCATION VIP FUND

Investment Strategy

Under normal market conditions, the Fund seeks to achieve its investment goal by allocating its assets across certain asset classes, sectors and strategies in an attempt to produce a diversified portfolio that will generate returns while minimizing the expected volatility of the Fund’s returns so that volatility does not exceed a target of 10% per year. (Volatility within the 10% target is referred to as “Target Volatility.”) The Fund’s assets are primarily invested in its “core portfolio,” which is principally composed of various U.S. equity and fixed income investments and strategies.

In addition, the Fund employs a volatility management strategy, which is designed to manage the expected volatility of the Fund’s returns so that volatility remains within the Fund’s Target Volatility. Thus, the Fund may utilize certain derivative instruments (such as futures contracts on indexes) to adjust the Fund’s expected volatility to within the Target Volatility. There is no guarantee that the Fund will stay within its Target Volatility. The Fund also employs a “tail risk protection strategy,” designed to protect the Fund from risks related to extreme short-term market downturns (tail risk). Thus, the Fund may utilize certain derivatives (such as total return swap agreements) to hedge the tail risk of the Fund. There is no guarantee that the Fund’s volatility management or tail risk protection strategies will be successful.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is a total return swap agreement?

A swap agreement, such as an equity total return swap, is a contract between the Fund and a counterparty to exchange on a future date the returns, or differentials in rates of return, that would have been earned or realized if a notional amount were invested in specific instruments.

Manager’s Discussion

At the end of the six-month period, at the asset allocation level, the Fund held approximately 68% in equities, 27% in fixed income, 6.0% in cash and -1.0% in hedges.

Equities

U.S. equities posted a modest gain for the review period, while European and Asian stock markets generally declined. As a result, relative to the Fund’s equity benchmark, the Fund’s

Portfolio Breakdown*
6/30/16
% of Total Net Assets
Stocks	50.4%
Capital Goods	9.6%
Health Care Equipment & Services	6.4%
Materials	5.7%
Energy	4.0%
Food, Beverage & Tobacco	3.6%
Pharmaceuticals, Biotechnology & Life Sciences	3.0%
Software & Services	2.9%
Food & Staples Retailing	2.4%
Retailing	2.4%
Semiconductors & Semiconductor Equipment	2.0%
Household & Personal Products	1.9%
Automobiles & Components	1.3%
Consumer Services	1.2%
Consumer Durables & Apparel	1.0%
Commercial & Professional Services	0.9%
Insurance	0.8%
Transportation	0.7%
Media	0.5%
Diversified Financials	0.1%
Underlying Funds - Equity	17.6%
Franklin DynaTech Fund — Class R6	11.9%
Franklin Income Fund — Class R6	5.7%
Underlying Funds - Fixed Income	27.3%
Franklin Low Duration Total Return Fund — Class R6	12.9%
Franklin Strategic Income Fund — Class R6	10.5%
Franklin Income Fund — Class R6	3.9%
Hedge Strategy	-1.0%
Short-Term Investments & Other Net Assets	5.7%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

The breakdown may not match the Statement of Investments (SOI).

U.S.-centric equity focus aided returns, particularly due to the Brexit, which negatively impacted European stocks.

Within the Fund’s underlying equity holdings, the rising dividend strategy and the equity portion of the income strategy posted strong total returns for the six-month period. Both strategies benefited from being notably underweighted in financials, a sector that bore the brunt of the market sell-off. Energy and materials holdings boosted relative returns as both sectors rebounded from multi-year lows seen in the first half of 2016.

Semiannual Report	FVA-3

FRANKLIN VOLSMART ALLOCATION VIP FUND

Conversely, equity security selection in the consumer discretionary sector weighed on relative performance.

We believe we were effectively positioned for continued market volatility as the Fund’s equity allocation remained tilted toward U.S.-centric, value-oriented, dividend-paying securities.

Fixed Income

Although investors were generally focused on the timing of a potential U.S. interest rate increase, the events surrounding Brexit near period-end led the 10-year U.S. Treasury yield substantially lower by period-end. Consequently, this flight to perceived safety benefited performance for the low duration and strategic income strategies. The fixed income strategies held significant positions in high yield bonds, which fared well over much of the review period as investors searched for yield amid negative interest rates for many developed market government bonds. Conversely, both fixed income strategies were substantially underweighted in U.S. Treasuries, so they did not fully participate in the U.S. government bond rally.

Hedging

The six-month review period was bookended by two periods of heightened volatility and market declines. During both periods, the portfolio benefited from hedging designed to provide protection and reign in volatility during periods of market drawdown.

Hedges contributed to relative performance when global equities sold off through the first month and a half of 2016 as ongoing global growth concerns, falling commodity prices and worries about the health of banks, particularly in Europe, weighed on investor sentiment. In addition to hedging, the Fund’s cash positioning prior to Brexit provided stability when market turmoil hit near period-end, and it allowed the Fund to add to equity and fixed income exposures at what we viewed as favorable levels.

Overall, hedges weighed on relative results for the six-month period as an increased risk environment emerged between mid-

Portfolio Strategy Holdings*
6/30/16
% of Total Net Assets
Franklin Rising Dividends Strategy	50.4%
Franklin Low Duration Total Return Fund	12.9%
Franklin DynaTech Fund	11.9%
Franklin Strategic Income Fund	10.5%
Franklin Income Fund	9.6%
Hedge Strategy	-1.0%
Short-Term Investments & Other Net Assets	5.7%

*The breakdown may not match the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

February and late-June. However, hedging strategies performed as we expected, enabling the Fund to remain invested in long positions without having to sell equity or fixed income holdings at inopportune prices. The hedges also proved timely and effective in cushioning Fund returns and managing drawdowns during difficult market conditions.

Thank you for your participation in Franklin VolSmart Allocation VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FVA-4	Semiannual Report

FRANKLIN VOLSMART ALLOCATION VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16–6/30/16	Expenses Paid During Period** 1/1/16–6/30/16
Actual	$1,000	$1,021.20	$3.62	$4.67
Hypothetical (5% return before expenses)	$1,000	$1,021.28	$3.62	$4.67

*Expenses are calculated using the most recent six-month annualized expense ratio excluding expenses of the underlying funds, net of expense waivers, for the Fund’s Class 2 shares (0.72%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

**Expenses are calculated using the most recent six-month annualized expense ratio including expenses of the underlying funds, net of expense waivers, for the Fund’s Class 2 shares (0.93%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Semiannual Report	FVA-5

SUPPLEMENT DATED MAY 13, 2016

TO THE PROSPECTUSES DATED MAY 1, 2016

OF

FRANKLIN VOLSMART ALLOCATION VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the “Trust”) recently approved certain changes to the investment strategies of the Franklin VolSmart Allocation VIP Fund (the “Fund”), a series of the Trust, to be effective in July 2016. The changes generally involve: (a) revising the Fund’s investment strategy to focus on asset categories (i.e., the Fund’s assets will be allocated among the following asset categories: equity (50-70%), fixed income (13-33%), multi-asset (5-15%) and cash (2-13%), rather than among specific underlying funds); (b) expanding the number of underlying Franklin Templeton funds available for investment by the Fund; (c) expanding the Fund’s ability to diversify its assets by entering into total return swaps on additional volatility indices; and (d) increasing the percentage of the Fund’s assets that may be invested in exchange traded funds (“ETFs”) from 5% to 15%.

In light of these anticipated changes, the Fund will have increased exposure to the risks of investing in ETFs. These risks include, but are not limited to: (a) the ability of the Fund to achieve its investment goal is directly related to, in part, the ability of the underlying ETFs to meet their investment goal; (b) shareholders of the Fund will indirectly bear the fees and expenses (including management and advisory fees and other expenses) of the underlying ETFs; (c) the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs; and (d) an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities.

An amended prospectus will be available and distributed to shareholders in July 2016.

Please keep this supplement with your prospectus for future reference.

FVA-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Financial Highlights

Franklin VolSmart Allocation VIP Fund

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013[a]
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$9.68	$10.20	$10.07	$10.00

Income from investment operations[b]:

Net investment income[c,d]	0.08	0.10	0.11	0.09

Net realized and unrealized gains (losses)	0.14	(0.42)	0.25	0.17

Total from investment operations	0.22	(0.32)	0.36	0.26

Less distributions from:

Net investment income and net foreign currency gains	(—)[e]	(0.05)	(0.23)	(0.19)

Net realized gains	(0.02)	(0.15)	(—)[e]	—

Total distributions	(0.02)	(0.20)	(0.23)	(0.19)

Net asset value, end of period	$9.88	$9.68	$10.20	$10.07

Total return[f]	2.12%	(3.12)%	3.60%	2.56%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	1.19%	1.77%	1.97%	2.97%

Expenses net of waiver and payments by affiliates[h]	0.72% [i]	0.93%	1.08% [i]	1.08% [i]

Net investment income[d]	1.62%	1.30%	1.07%	1.21%

Supplemental data

Net assets, end of period (000’s)	$3,851	$8,703	$10,201	$10,065

Portfolio turnover rate	0.76%	95.15%	22.04%	8.12%

aFor the period April 1, 2013 (commencement of operations) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

eAmount rounds to less than $0.01 per share.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds and exchange traded funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.21% for the period ended June 30, 2016.

iBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FVA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin VolSmart Allocation VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013[a]
Class 5
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$9.67	$10.20	$10.07	$10.00

Income from investment operations[b]:

Net investment income[c,d]	0.08	0.16	0.13	0.10

Net realized and unrealized gains (losses)	0.15	(0.47)	0.25	0.17

Total from investment operations	0.23	(0.31)	0.38	0.27

Less distributions from:

Net investment income and net foreign currency gains	(—)[e]	(0.07)	(0.25)	(0.20)

Net realized gains	(0.02)	(0.15)	(—)[e]	—

Total distributions	(0.02)	(0.22)	(0.25)	(0.20)

Net asset value, end of period	$9.88	$9.67	$10.20	$10.07

Total return[f]	2.33%	(3.10)%	3.75%	2.68%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	1.09%	1.66%	1.82%	2.82%

Expenses net of waiver and payments by affiliates[h]	0.62% [i]	0.82%	0.93% [i]	0.93% [i]

Net investment income[d]	1.72%	1.41%	1.22%	1.36%

Supplemental data

Net assets, end of period (000’s)	$82,175	$54,816	$10,201	$10,065

Portfolio turnover rate	0.76%	95.15%	22.04%	8.12%

aFor the period April 1, 2013 (commencement of operations) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

eAmount rounds to less than $0.01 per share.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds and exchange traded funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.21% for the period ended June 30, 2016.

i Benefit of expense reduction rounds to less than 0.01%.

FVA-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2016 (unaudited)

Franklin VolSmart Allocation VIP Fund

	Shares	Value
Common Stocks 50.4%
Automobiles & Components 1.3%
Johnson Controls Inc.	25,600	$1,133,056

Capital Goods 9.6%
Carlisle Cos. Inc.	4,160	439,629
Donaldson Co. Inc.	9,030	310,271
Dover Corp.	13,830	958,696
General Dynamics Corp.	5,650	786,706
Honeywell International Inc.	11,810	1,373,739
Pentair PLC (United Kingdom)	18,280	1,065,541
Roper Technologies Inc.	9,280	1,582,797
United Technologies Corp.	11,630	1,192,656
W.W. Grainger Inc.	2,350	534,037

		8,244,072

Commercial & Professional Services 0.9%
Cintas Corp.	4,160	408,221
Matthews International Corp., A	6,570	365,555

		773,776

Consumer Durables & Apparel 1.0%
Leggett & Platt Inc.	3,490	178,374
NIKE Inc., B	11,650	643,080

		821,454

Consumer Services 1.2%
McDonald’s Corp.	5,380	647,429
Yum! Brands Inc.	4,300	356,556

		1,003,985

Diversified Financials 0.1%
State Street Corp.	2,350	126,712

Energy 4.0%
Chevron Corp.	6,790	711,796
EOG Resources Inc.	2,630	219,395
Exxon Mobil Corp.	8,430	790,228
Occidental Petroleum Corp.	9,610	726,132
Schlumberger Ltd.	12,720	1,005,898

		3,453,449

Food & Staples Retailing 2.4%
CVS Health Corp.	6,750	646,245
Wal-Mart Stores Inc.	9,490	692,960
Walgreens Boots Alliance Inc.	8,980	747,764

		2,086,969

Food, Beverage & Tobacco 3.6%
Archer-Daniels-Midland Co.	20,980	899,832
Bunge Ltd.	12,540	741,741
McCormick & Co. Inc.	5,550	592,019
PepsiCo Inc.	8,250	874,005

		3,107,597

Semiannual Report	FVA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services 6.4%
Abbott Laboratories	14,360	$564,492
Becton, Dickinson and Co.	7,950	1,348,240
DENTSPLY SIRONA Inc.	4,480	277,939
Medtronic PLC	15,690	1,361,421
Stryker Corp.	11,330	1,357,674
West Pharmaceutical Services Inc.	7,560	573,653

		5,483,419

Household & Personal Products 1.9%
Colgate-Palmolive Co.	9,810	718,092
The Procter & Gamble Co.	10,580	895,809

		1,613,901

Insurance 0.8%
Aflac Inc.	4,020	290,083
Chubb Ltd.	1,081	141,298
Erie Indemnity Co., A	2,620	260,271

		691,652

Materials 5.7%
Air Products and Chemicals Inc.	9,190	1,305,348
Albemarle Corp.	17,890	1,418,856
Bemis Co. Inc.	4,050	208,534
Ecolab Inc.	4,260	505,236
Nucor Corp.	4,630	228,768
Praxair Inc.	11,190	1,257,644

		4,924,386

Media 0.5%
John Wiley & Sons Inc., A	8,870	462,837

Pharmaceuticals, Biotechnology & Life Sciences 3.0%
AbbVie Inc.	7,140	442,037
Johnson & Johnson	10,040	1,217,852
Perrigo Co. PLC	4,940	447,910
Pfizer Inc.	8,210	289,074
Roche Holding AG, ADR (Switzerland)	5,200	171,340

		2,568,213

Retailing 2.4%
The Gap Inc.	13,320	282,650
Ross Stores Inc.	13,290	753,410
Target Corp.	10,140	707,975
Tiffany & Co.	4,580	277,731

		2,021,766

Semiconductors & Semiconductor Equipment 2.0%
Linear Technology Corp.	12,470	580,229
QUALCOMM Inc.	6,180	331,063
Texas Instruments Inc.	13,480	844,522

		1,755,814

FVA-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Software & Services 2.9%
	Accenture PLC, A	9,360	$1,060,394
	Microsoft Corp.	28,380	1,452,205

			2,512,599

	Transportation 0.7%
	United Parcel Service Inc., B	5,660	609,695

	Total Common Stocks (Cost $40,747,415)		43,395,352

	Investments in Underlying Funds 44.9%
	Domestic Equity 11.9%
a,b	Franklin DynaTech Fund, Class R6	210,653	10,197,735

	Domestic Fixed Income 23.4%
b	Franklin Low Duration Total Return Fund, Class R6	1,126,297	11,127,814
b	Franklin Strategic Income Fund, Class R6	959,457	9,028,491

			20,156,305

	Domestic Hybrid 9.6%
b	Franklin Income Fund, Class R6	3,804,823	8,256,466

	Total Investments in Underlying Funds (Cost $38,780,681)		38,610,506

	Total Investments before Short Term Investments (Cost $79,528,096)		82,005,858

	Short Term Investments (Cost $3,654,059) 4.3%
	Money Market Funds 4.3%
a,b	Institutional Fiduciary Trust Money Market Portfolio	3,654,059	3,654,059

	Total Investments (Cost $83,182,155) 99.6%		85,659,917
	Other Assets, less Liabilities 0.4%		366,591

	Net Assets 100.0%		$86,026,508

aNon-income producing.

bSee Note 3(e) regarding investments in FT Underlying Funds.

Semiannual Report	FVA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

At June 30, 2016, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Equity Contracts
E-mini S&P 500	Short	268	$28,008,680	9/16/16	$—	$(1,362,925)

At June 30, 2016, the Fund had the following total return swap contracts outstanding. See Note 1(c).

Total Return Swap Contracts
Underlying Instrument	Financing Rate	Counterparty	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Contracts
Long
Dynamic VIX Backwardation (BEFSDVB1)[a]	0.25%	BZWS	$16,000,000	5/25/17	$—	$(889,804)

aRepresents an index comprised of a basket of underlying VIX futures with various maturity dates. The notional amount of the swap is allocated based on predefined triggers at the close of market each business day. Additional information regarding the underlying instruments and their respective values and fees are as follows:

Underlying Instruments	Notional Value[b]	Unrealized Appreciation	Unrealized Depreciation
CBOE VIX Future Oct16	$361,600	$—	$(339,600)
CBOE VIX Future Nov16	667,200	—	(450,360)
CBOE VIX Future Dec16	667,200	—	(400,320)
CBOE VIX Future Jan17	305,600	—	(168,080)
Uninvested Notional	13,998,400	468,556[c]	—

Total Index	$16,000,000	$468,556	$(1,358,360)

Net unrealized appreciation (depreciation)			$(889,804)

bNotional value represents the market value of each underlying instrument which is calculated based on the swap contract’s original notional value of $16,000,000, allocated to each underlying instrument on a pro-rata basis.

cIncludes financing fees and accumulated unrealized appreciation (depreciation) on invested futures that closed during the month but were not settled at period end. Settlement occurs on a monthly basis.

See Abbreviations on page FVA-24.

FVA-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Franklin VolSmart Allocation VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$40,747,415
Cost - Non-controlled affiliates (Note 3e)	42,434,740

Total cost of investments	$83,182,155

Value - Unaffiliated issuers	$43,395,352
Value - Non-controlled affiliates (Note 3e)	42,264,565

Total value of investments	85,659,917
Receivables:
Capital shares sold	551,098
Dividends	50,707
Due from brokers	1,125,600
Other assets	31

Total assets	87,387,353

Liabilities:
Payables:
Capital shares redeemed	47,319
Management fees	24,085
Distribution fees	21,122
Variation margin	347,804
Unrealized depreciation on OTC swap contracts	889,804
Accrued expenses and other liabilities	30,711

Total liabilities	1,360,845

Net assets, at value	$86,026,508

Net assets consist of:
Paid-in capital	$85,852,674
Undistributed net investment income	614,662
Net unrealized appreciation (depreciation)	225,033
Accumulated net realized gain (loss)	(665,861)

Net assets, at value	$86,026,508

Class 2:
Net assets, at value	$3,851,009

Shares outstanding	389,670

Net asset value and maximum offering price per share	$9.88

Class 5:
Net assets, at value	$82,175,499

Shares outstanding	8,321,007

Net asset value and maximum offering price per share	$9.88

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FVA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2016 (unaudited)

Franklin VolSmart Allocation VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$396,072
Non-controlled affiliates (Note 3e)	446,342

Total investment income	842,414

Expenses:
Management fees (Note 3a)	286,687
Distribution fees: (Note 3c)
Class 2	8,208
Class 5	48,934
Custodian fees (Note 4)	178
Reports to shareholders	7,070
Registration and filing fees	121
Professional fees	37,524
Trustees’ fees and expenses	26
Other	5,533

Total expenses	394,281
Expense reductions (Note 4)	(27)
Expenses waived/paid by affiliates (Note 3e and 3f)	(166,782)

Net expenses	227,472

Net investment income	614,942

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	12,888
Futures contracts	(190,534)
Swap contracts	(235,850)

Net realized gain (loss)	(413,496)

Net change in unrealized appreciation (depreciation) on:
Investments	3,438,150
Futures contracts	(1,333,553)
Swap contracts	(745,347)

Net change in unrealized appreciation (depreciation)	1,359,250

Net realized and unrealized gain (loss)	945,754

Net increase (decrease) in net assets resulting from operations	$1,560,696

FVA-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin VolSmart Allocation VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$614,942	$454,836
Net realized gain (loss)	(413,496)	519,512
Net change in unrealized appreciation (depreciation)	1,359,250	(1,827,553)

Net increase (decrease) in net assets resulting from operations	1,560,696	(853,205)

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 2	(294)	(44,460)
Class 5	(4,668)	(238,720)
Net realized gains:
Class 2	(7,355)	(133,455)
Class 5	(116,711)	(815,447)

Total distributions to shareholders	(129,028)	(1,232,082)

Capital share transactions: (Note 2)
Class 2	(4,982,734)	(1,003,000)
Class 5	26,058,291	46,206,241

Total capital share transactions	21,075,557	45,203,241

Net increase (decrease) in net assets	22,507,226	43,117,954
Net assets:
Beginning of period	63,519,283	20,401,329

End of period	$86,026,508	$63,519,283

Undistributed net investment income included in net assets:
End of period	$614,662	$4,682

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FVA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin VolSmart Allocation VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin VolSmart Allocation VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund invests in affiliated funds managed by Franklin Templeton (FT Underlying). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2016, 95.4% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 2 and Class 5. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s Public Reference Room in Washington, D.C. The Underlying Funds’ shareholder reports are not covered by this report.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Investments in the Underlying Funds are valued at their closing NAV each trading day.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the

FVA-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit

Semiannual Report	FVA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2016, the Fund had OTC derivatives in a net liability position for such contracts of $889,804.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to equity price risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

See Note 7 regarding other derivative information.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be

FVA-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years).

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Semiannual Report	FVA-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares redeemed	(509,017)	$(4,982,734)	(101,313)	$(1,003,000)

Class 5 Shares:
Shares sold	3,031,657	$29,740,415	5,758,678	$57,072,466
Shares issued in reinvestment of distributions	12,102	121,380	105,163	1,023,367
Shares redeemed	(390,117)	(3,803,504)	(1,196,476)	(11,889,592)

Net increase (decrease)	2,653,642	$26,058,291	4,667,365	$46,206,241

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and trustees of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.80% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, Advisory Services and K2 Advisors, affiliates of Advisers, provide subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 5 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% and 0.15% per year of its average daily net assets of Class 2 and Class 5, respectively. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

FVA-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in FT Underlying Funds

The Fund invests in FT Underlying Funds which are managed by Advisers or an affiliate of Advisers. The Fund does not invest in FT Underlying Funds for the purpose of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the FT Underlying Funds, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the FT Underlying Funds.

Investments in FT Underlying Funds for the period ended June 30, 2016, were as follows

FT Underlying Funds	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of FT Underlying Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Franklin DynaTech Fund, Class R6	177,994	32,659	—	210,653	$10,197,735	$—	$—	0.3%
Franklin Income Fund, Class R6	3,330,823	474,000	—	3,804,823	8,256,466	218,501	—	—%	[a]
Franklin Low Duration Total Return Fund, Class R6	881,451	244,846	—	1,126,297	11,127,814	62,388	—	0.4%
Franklin Strategic Income Fund, Class R6	796,192	163,265	—	959,457	9,028,491	165,453	—	0.1%
Institutional Fiduciary Trust Money Market Portfolio	1,582,659	24,602,187	(22,530,787)	3,654,059	3,654,059	—	—	—%	[a]

Total					$42,264,565	$446,342	$—

aRounds to less than 0.1%.

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.65%, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 25, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, the custodian fees were reduced as noted in the Statement of Operations.

Semiannual Report	FVA-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

5. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$83,480,740

Unrealized appreciation	$3,540,340
Unrealized depreciation	(1,361,163)

Net unrealized appreciation (depreciation)	$2,179,177

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, swaps, investments in the MVGAF Holdings Corp. and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $18,234,162 and $517,573, respectively.

7. Other Derivative Information

At June 30, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Variation margin	$—	Variation margin	$1,362,925	[a]
	Unrealized appreciation on OTC swap contracts	—	Unrealized depreciation on OTC swap contracts	889,804

Totals		$—		$2,252,729

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Period	Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Equity contracts	Futures contracts	$(190,534)	Futures contracts	$(1,333,553)
	Swap contracts	(235,850)	Swap contracts	(745,347)

Totals		$(426,384)		$(2,078,900)

For the period ended June, 30 2016, the average month end fair value of derivatives represented 0.9% of average month end net assets. The average month end number of open derivative contracts for the period was 8.

See Note 1(c) regarding derivative financial instruments.

FVA-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a]	$43,395,352	$—	$—	$43,395,352
Investments in Underlying Funds[a]	38,610,506	—	—	38,610,506
Short Term Investments	3,654,059	—	—	3,654,059

Total Investments in Securities	$85,659,917	$—	$—	$85,659,917

Liabilities:
Other Financial Instruments:
Futures Contracts	$1,362,925	$—	$—	$1,362,925
Swap Contracts	—	889,804	—	889,804

Total Other Financial Instruments	$1,362,925	$889,804	$—	$2,252,729

aFor detailed categories, see the accompanying Statement of Investments.

Semiannual Report	FVA-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Selected Portfolio

BZWS	Barclays Bank PLC	ADR	American Depositary Receipt

		VIX	Market Volatility Index

FVA-24	Semiannual Report

Templeton Developing Markets VIP Fund

We are pleased to bring you Templeton Developing Markets VIP Fund’s semiannual report for the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 shares delivered a +10.58% total return* for the six-month period ended June 30, 2016.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TD-1

TEMPLETON DEVELOPING MARKETS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the MSCI Emerging Markets (EM) Index generated a +6.60% total return, and the Standard & Poor’s®/International Finance Corporation Investable Composite Index produced a +6.11% total return for the same period.1 Please note index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy grew moderately during the six months under review amid a generally weak recovery in developed markets and slowing growth in emerging markets. Nonetheless, emerging market economies overall continued to grow faster than developed market economies. India’s economy expanded in 2016’s first quarter at the fastest annual rate in one and a half years, driven by private spending. China’s economy grew in 2016’s first half at an annual rate that was within the government’s targeted range, aided by fiscal and monetary stimulus measures. Russia’s economy remained in recession in 2016’s first quarter amid declines in manufacturing, construction and wholesale and retail trade, as did Brazil’s economy, amid weakness in investment and domestic consumption.

Several emerging market central banks, including those of Mexico and South Africa, raised their benchmark interest rates to control inflation and support their currencies, while some, including South Korea and Hungary, lowered their benchmark interest rates to promote economic growth. The Reserve Bank of India cut its benchmark interest rate to a five-year low and took steps to increase monetary liquidity. The Bank of Russia reduced its key interest rate in June, citing lower inflation expectations amid an economic recession. Although the People’s Bank of China (PBOC) left its benchmark interest rate unchanged, it employed other monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks in February and effectively devaluing the renminbi against the U.S. dollar to the lowest level in more than five years.

Emerging market stocks recovered from the heightened volatility in early 2016 caused by a plunge in China’s domestic market on January 4, which triggered the country’s new circuit-breaker system and halted trading. Further hurting stocks were a collapse in crude oil prices and investor concerns about global economic growth. However, emerging market stocks began to rebound in late January as crude oil prices rose and the PBOC implemented monetary stimulus measures. Further bolstering investor sentiment during the period were monetary easing measures by other major central banks, notably the Bank of Japan and the European

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

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Central Bank (ECB); the finalization of a new debt deal for Greece; and a price increase in most commodities. Although the U.K.’s referendum vote to leave the European Union led to stock declines globally, emerging market stocks overall rebounded by period-end as many investors grew optimistic that the Bank of England and the ECB would introduce additional monetary easing measures. In this environment, emerging market stocks, as measured by the MSCI EM Index, generated a +6.60% total return, with all major regions posting positive returns.1

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included our investments in Banco Bradesco, Itau Unibanco Holding and TSMC (Taiwan Semiconductor Manufacturing Co.).

Banco Bradesco and Itau Unibanco, two of Brazil’s largest financial conglomerates, provide a full range of banking and financial services. The initiation of impeachment proceedings against President Dilma Rousseff, which led to her suspension for up to 180 days, boosted investor confidence about the Brazilian market overall as many investors grew optimistic about the takeover of Vice President Michel Temer as acting president. Although both companies reported weaker-than-expected first quarter 2016 net income, largely due to higher loan-loss provisions, their stocks participated in the Brazilian stock market’s substantial rally in 2016’s first half. Other favorable factors included the Brazilian real’s appreciation, an improvement in business sentiment and some positive economic data.

TSMC is the world’s largest independent integrated circuit foundry. Its better-than-expected first quarter 2016 revenues and agreement with Apple to be the exclusive supplier of processors for the next-generation iPhones, leading to higher revenue growth expectations for 2016’s second half, supported share price performance. Additionally, development of technologies in other areas, such as mobile computing and high-performance computing devices, led many investors to adopt a positive view on the company.

In contrast, key detractors from the Fund’s absolute performance included our positions in Brilliance China Automotive Holdings, China Life Insurance and Baidu.

Chinese shares experienced substantial weakness in early January, as the effect of growth concerns were exacerbated by uncertainty about the country’s foreign exchange policy. This uncertainty resulted in the renminbi’s devaluation, and Chinese authorities’ equity market intervention, which further rattled investor confidence. The renminbi continued to weaken against the U.S. dollar during the period, reaching the lowest level in more than five years. A rebound in Chinese stocks in the latter part of the reporting period failed to completely offset earlier declines.

Brilliance China Automotive is a major Chinese automobile manufacturer with a joint venture with German luxury automobile manufacturer BMW for the production and sale of BMW 3-series and 5-series vehicles in China. Reduced earnings in 2016’s first quarter, resulting from lower sales and higher-than-expected selling expenses, hurt the company’s share price. Investor sentiment, however, improved later in the period due to expectations that new product launches could drive sales and profitability in 2016’s second half.

China Life Insurance is one of China’s largest life insurance companies. Disappointing earnings in 2016’s first quarter, due mainly to lower investment income combined with concerns

Top 10 Countries
6/30/16
% of Total Net Assets
China	17.7%
South Korea	12.5%
India	10.3%
Taiwan	9.9%
South Africa	8.5%
Brazil	8.2%
U.K.	5.2%
Thailand	4.7%
Russia	3.3%
Hong Kong	3.2%

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TEMPLETON DEVELOPING MARKETS VIP FUND

about a lower interest rate environment and the renminbi’s depreciation, hurt the company’s stock price. Further dampening market sentiment were worries that the company’s recent acquisitions of commercial banks might raise its risk profile.

Baidu is China’s leading Internet search engine and online marketing solutions provider, with the largest website in China and among the largest globally. The company also operates an e-commerce platform with an online payment tool; develops and markets web application software; and provides a variety of services and products, including entertainment products and human resource related services. Its shares fell after the company was criticized for misleading users with search results, leading the Chinese government to institute new Internet regulations, which prompted the company to lower its second quarter 2016 revenue outlook.

In the past six months, we increased the Fund’s investments notably in South Korea, Russia, Taiwan and Saudi Arabia2 as we continued to invest in opportunities we considered more attractive. In sector terms, we increased investments largely in information technology (IT), energy, materials and consumer discretionary.3 Key purchases included an additional investment in South Korea-based Samsung Electronics, a leading global electronics manufacturer, as well as new positions in Alibaba Group Holding, China’s largest e-commerce company, and Saudi Basic Industries,2 one of the world’s largest petrochemical producers and one of the Middle East’s largest steel manufacturers.

Conversely, we reduced the Fund’s investments largely in South Africa, India and China, primarily through China H shares, as we sought to focus on opportunities we considered to be more attractively valued within our investment universe.4 We also conducted some sales in Thailand. In sector terms, some of the largest sales were in consumer staples, telecommunication services and financials.5 Key sales included reducing the Fund’s holdings in Belgium-listed Anheuser-Busch InBev, a global brewer; and Tata Consultancy Services, an Indian IT consulting and services firm. We also closed the Fund’s position in China Construction Bank, a Chinese financial and banking services provider.

Thank you for your participation in Templeton Developing Markets VIP Fund. We look forward to serving your future investment needs.

Top 10 Holdings
6/30/16
Company Sector/Industry, Country	% of Total Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	5.9%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	5.3%
Unilever PLC Personal Products, U.K.	5.2%
Naspers Ltd. Media, South Africa	5.0%
Tencent Holdings Ltd. Internet Software & Services, China	4.0%
Itau Unibanco Holding SA Banks, Brazil	3.0%
Brilliance China Automotive Holdings Ltd. Automobiles, China	3.1%
Banco Bradesco SA Banks, Brazil	2.8%
China Mobile Ltd. Wireless Telecommunication Services, China	2.1%
Hon Hai Precision Industry Co. Ltd. Electronic Equipment, Instruments & Components, Taiwan	2.1%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

2. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-dealers and designed to replicate equity market exposure in frontier markets where direct investment is either impossible or difficult due to local investment restrictions.

3. The IT sector comprises electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The materials sector comprises chemicals, construction materials, metals and mining, and paper and forest products in the SOI. The consumer discretionary sector comprises auto components; automobiles; distributors; hotels, restaurants and leisure; Internet and catalog retail; media; and textiles, apparel and luxury goods in the SOI.

4. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.

5. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The financials sector comprises banks, capital markets, diversified financial services, insurance, and real estate management and development in the SOI.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON DEVELOPING MARKETS VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Fund-Level Expenses Incurred During Period* 1/1/16–6/30/16
Actual	$1,000	$1,105.80	$8.41
Hypothetical (5% return before expenses)	$1,000	$1,016.86	$8.06

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.61%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Developing Markets VIP Fund

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014		2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$6.37	$9.27	$10.26		$10.58	$9.50	$11.40

Income from investment operations[a]:

Net investment income[b]	0.03	0.06	0.15	[c]	0.13	0.19	0.17

Net realized and unrealized gains (losses)	0.65	(1.63)	(0.97)		(0.22)	1.06	(1.94)

Total from investment operations	0.68	(1.57)	(0.82)		(0.09)	1.25	(1.77)

Less distributions from:

Net investment income	(0.08)	(0.20)	(0.17)		(0.23)	(0.17)	(0.13)

Net realized gains	—	(1.13)	—		—	—	—

Total distributions	(0.08)	(1.33)	(0.17)		(0.23)	(0.17)	(0.13)

Redemption fees	—	—	—	[d]	— [d]	— [d]	— [d]

Net asset value, end of period	$6.97	$6.37	$9.27		$10.26	$10.58	$9.50

Total return[e]	10.65%	(19.42)%	(8.09)%		(0.73)%	13.40%	(15.67)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.38%	1.33%	1.36%		1.35%	1.35%	1.40%

Expenses net of waiver and payments by affiliates	1.36%	1.32%	1.36%	[g]	1.35%	1.35%	1.40%

Net investment income	1.09%	0.74%	1.51%	[c]	1.25%	1.93%	1.57%

Supplemental data

Net assets, end of period (000’s)	$81,400	$77,000	$114,487		$145,707	$203,568	$232,544

Portfolio turnover rate	11.14%	71.69%	82.87%		44.59%	24.45%	14.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.11%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014		2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$6.32	$9.20	$10.19		$10.50	$9.42	$11.30

Income from investment operations[a]:

Net investment income[b]	0.03	0.04	0.12	[c]	0.10	0.17	0.14

Net realized and unrealized gains (losses)	0.64	(1.61)	(0.96)		(0.21)	1.05	(1.92)

Total from investment operations	0.67	(1.57)	(0.84)		(0.11)	1.22	(1.78)

Less distributions from:

Net investment income	(0.06)	(0.18)	(0.15)		(0.20)	(0.14)	(0.10)

Net realized gains	—	(1.13)	—		—	—	—

Total distributions	(0.06)	(1.31)	(0.15)		(0.20)	(0.14)	(0.10)

Redemption fees	—	—	—	[d]	— [d]	— [d]	— [d]

Net asset value, end of period	$6.93	$6.32	$9.20		$10.19	$10.50	$9.42

Total return[e]	10.58%	(19.60)%	(8.39)%		(0.92)%	13.16%	(15.86)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.63%	1.58%	1.61%		1.60%	1.60%	1.65%

Expenses net of waiver and payments by affiliates	1.61%	1.57%	1.61%	[g]	1.60%	1.60%	1.65%

Net investment income	0.84%	0.49%	1.26%	[c]	1.00%	1.68%	1.32%

Supplemental data

Net assets, end of period (000’s)	$209,100	$192,120	$250,813		$274,683	$291,638	$295,223

Portfolio turnover rate	11.14%	71.69%	82.87%		44.59%	24.45%	14.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.86%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TD-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014		2013	2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$6.34	$9.22	$10.20		$10.50	$9.42	$11.30

Income from investment operations[a]:

Net investment income[b]	0.02	0.03	0.12	[c]	0.10	0.16	0.13

Net realized and unrealized gains (losses)	0.64	(1.62)	(0.97)		(0.21)	1.04	(1.91)

Total from investment operations	0.66	(1.59)	(0.85)		(0.11)	1.20	(1.78)

Less distributions from:

Net investment income	(0.04)	(0.16)	(0.13)		(0.19)	(0.12)	(0.10)

Net realized gains	—	(1.13)	—		—	—	—

Total distributions	(0.04)	(1.29)	(0.13)		(0.19)	(0.12)	(0.10)

Redemption fees	—	—	—	[d]	— [d]	— [d]	— [d]

Net asset value, end of period	$6.96	$6.34	$9.22		$10.20	$10.50	$9.42

Total return[e]	10.49%	(19.70)%	(8.48)%		(1.07)%	13.06%	(15.88)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.73%	1.68%	1.71%		1.70%	1.70%	1.75%

Expenses net of waiver and payments by affiliates	1.71%	1.67%	1.71%	[g]	1.70%	1.70%	1.75%

Net investment income	0.74%	0.39%	1.16%	[c]	0.90%	1.58%	1.22%

Supplemental data

Net assets, end of period (000’s)	$6,872	$7,109	$11,106		$15,225	$23,341	$24,380

Portfolio turnover rate	11.14%	71.69%	82.87%		44.59%	24.45%	14.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.76%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2016 (unaudited)

Templeton Developing Markets VIP Fund
		Industry	Shares	Value
	Common Stocks 86.8%
	Argentina 0.3%
a	Grupo Clarin SA, B, GDR, Reg S	Media	9,190	$182,881
	MercadoLibre Inc.	Internet Software & Services	5,600	787,753

				970,634

	Belgium 1.4%
	Anheuser-Busch InBev NV	Beverages	31,970	4,173,048

	Brazil 2.4%
	CETIP SA - Mercados Organizados	Capital Markets	160,600	2,190,045
	Duratex SA	Paper & Forest Products	175,743	465,189
	M Dias Branco SA	Food Products	72,900	2,404,120
	Mahle-Metal Leve SA Industria e Comercio	Auto Components	132,600	947,674
	Totvs SA	Software	112,200	1,067,074

				7,074,102

	Cambodia 1.1%
	NagaCorp Ltd.	Hotels, Restaurants & Leisure	4,824,000	3,208,352

	China 17.7%
b	Alibaba Group Holding Ltd., ADR	Internet Software & Services	36,690	2,917,956
b	Baidu Inc., ADR	Internet Software & Services	33,200	5,482,980
	Brilliance China Automotive Holdings Ltd.	Automobiles	8,909,300	9,083,330
	China Life Insurance Co. Ltd., H	Insurance	855,000	1,831,564
	China Mobile Ltd.	Wireless Telecommunication Services	550,500	6,297,247
	China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	8,024,000	5,781,330
	COSCO Pacific Ltd.	Transportation Infrastructure	1,046,200	1,038,318
	Dah Chong Hong Holdings Ltd.	Distributors	1,746,100	821,461
	NetEase Inc., ADR	Internet Software & Services	20,103	3,884,302
	Poly Culture Group Corp. Ltd., H	Media	229,200	529,983
	Tencent Holdings Ltd.	Internet Software & Services	522,100	11,863,997
	Uni-President China Holdings Ltd.	Food Products	3,563,300	2,994,505

				52,526,973

	Hong Kong 3.2%
	Dairy Farm International Holdings Ltd.	Food & Staples Retailing	454,133	3,060,856
	MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	2,612,800	3,381,154
	Sands China Ltd.	Hotels, Restaurants & Leisure	936,000	3,124,645

				9,566,655

	Hungary 1.0%
	Richter Gedeon Nyrt	Pharmaceuticals	145,180	2,884,456

	India 10.3%
	Bajaj Holdings and Investment Ltd.	Diversified Financial Services	25,190	621,374
	Biocon Ltd.	Biotechnology	476,812	5,235,454
	Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	84,890	4,252,687
	Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	91,248	1,080,113
	ICICI Bank Ltd.	Banks	1,348,450	4,805,206
	Infosys Ltd.	IT Services	183,099	3,175,707
	Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	722,700	2,315,722
	Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	206,000	2,957,536
	Tata Chemicals Ltd.	Chemicals	238,500	1,520,661
	Tata Consultancy Services Ltd.	IT Services	97,300	3,680,039
b	Tata Motors Ltd., A	Automobiles	252,016	1,089,208

				30,733,707

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Indonesia 3.1%
	Astra International Tbk PT	Automobiles	10,115,100	$5,665,222
	Bank Danamon Indonesia Tbk PT	Banks	5,707,000	1,529,066
	Semen Indonesia (Persero) Tbk PT	Construction Materials	2,764,700	1,956,476

				9,150,764

	Mexico 0.6%
	America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	82,000	1,005,320
	Nemak SAB de CV	Auto Components	652,700	764,463
b	Telesites SAB de CV	Diversified Telecommunication Services	82,000	50,690

				1,820,473

	Nigeria 0.0%†
	Nigerian Breweries PLC	Beverages	167,352	79,635

	Pakistan 1.0%
	Habib Bank Ltd.	Banks	1,550,000	2,915,036

	Peru 0.1%
b	Compania de Minas Buenaventura SA, ADR	Metals & Mining	29,800	356,110

	Philippines 0.4%
b	Bloomberry Resorts Corp.	Hotels, Restaurants & Leisure	9,038,300	1,274,135

	Russia 3.3%
	LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	41,300	1,725,101
	LUKOIL PJSC, ADR (London Stock Exchange).	Oil, Gas & Consumable Fuels	38,600	1,612,322
a,b	Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	170,359	3,100,534
b	Yandex NV, A	Internet Software & Services	150,078	3,279,204

				9,717,161

	Singapore 0.1%
	DBS Group Holdings Ltd.	Banks	25,196	294,828

	South Africa 8.5%
	Massmart Holdings Ltd.	Food & Staples Retailing	190,769	1,632,387
	MTN Group Ltd.	Wireless Telecommunication Services	317,596	3,082,568
	Naspers Ltd., N	Media	97,448	14,823,942
	Remgro Ltd.	Diversified Financial Services	331,043	5,725,189

				25,264,086

	South Korea 12.5%
	Daelim Industrial Co. Ltd.	Construction & Engineering	38,487	2,537,443
	Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	33,470	2,639,297
	Hankook Tire Co. Ltd.	Auto Components	21,600	955,636
	Hanon Systems	Auto Components	196,951	1,793,974
	Hyundai Development Co.	Construction & Engineering	113,940	3,909,231
	iMarketkorea Inc.	Trading Companies & Distributors	70,490	709,340
	Interpark Holdings Corp.	Internet & Catalog Retail	112,922	583,839
	KT Skylife Co. Ltd.	Media	176,060	2,474,254
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	12,667	15,658,757
	SK Hynix Inc.	Semiconductors & Semiconductor Equipment	185,090	5,202,315
	Youngone Corp.	Textiles, Apparel & Luxury Goods	22,200	797,300

				37,261,386

	Taiwan 9.9%
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	308,000	2,271,386

Semiannual Report	TD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Taiwan (continued)
	Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	2,455,000	$6,289,008
	Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	14,000	1,280,236
	Pegatron Corp.	Technology Hardware, Storage & Peripherals	973,800	2,050,105
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	3,483,000	17,574,523

				29,465,258

	Thailand 4.7%
	Kasikornbank PCL, fgn.	Banks	604,100	2,967,177
	Kiatnakin Bank PCL, fgn.	Banks	1,009,800	1,250,749
	Land and Houses PCL, fgn.	Real Estate Management & Development	4,853,900	1,250,791
	PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	584,500	1,393,846
	Siam Commercial Bank PCL, fgn.	Banks	306,400	1,212,688
	Thai Beverage PCL, fgn.	Beverages	8,564,600	5,786,677

				13,861,928

	United Kingdom 5.2%
	Unilever PLC	Personal Products	321,139	15,325,519

	Total Common Stocks (Cost $240,029,348)			257,924,246

c	Participatory Notes 1.0%
	Saudi Arabia 1.0%
d	Deutsche Bank AG/London, Samba Financial Group, 144A, 9/27/16	Banks	143,055	762,766
d	HSBC Bank PLC,
	Saudi Basic Industries Corp., 144A, 10/31/16	Chemicals	102,390	2,211,064
	Savola Al-Azizia United Co., 144A, 2/06/17	Food Products	2,500	24,394

	Total Participatory Notes (Cost $3,135,038)			2,998,224

	Preferred Stocks 5.8%
	Brazil 5.8%
e	Banco Bradesco SA, 4.4%, ADR, pfd.	Banks	1,054,850	8,238,378
e	Itau Unibanco Holding SA, 3.8%, ADR, pfd.	Banks	964,711	9,106,872

	Total Preferred Stocks (Cost $13,340,627)			17,345,250

	Total Investments before Short Term Investments (Cost $256,505,013)			278,267,720

TD-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

		Shares	Value
	Short Term Investments (Cost $19,660,526) 6.6%
	Money Market Funds 6.6%
	United States 6.6%
b,f	Institutional Fiduciary Trust Money Market Portfolio	19,660,526	$19,660,526

	Total Investments (Cost $276,165,539) 100.2%		297,928,246
	Other Assets, less Liabilities (0.2)%		(555,483)

	Net Assets 100.0%		$297,372,763

See Abbreviations on page TD-24.

†Rounds to less than 0.1% of net assets.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2016, the aggregate value of these securities was $3,283,415, representing 1.1% of net assets.

bNon-income producing.

cSee Note 1(c) regarding Participatory Notes.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2016, the aggregate value of these securities was $2,998,224, representing 1.0% of net assets.

eVariable rate security. The rate shown represents the yield at period end.

fSee Note 3(e) regarding investments in affiliated management investment companies.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Templeton Developing Markets VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$256,505,013
Cost - Non-controlled affiliates (Note 3e)	19,660,526

Total cost of investments	$276,165,539

Value - Unaffiliated issuers	$278,267,720
Value - Non-controlled affiliates (Note 3e)	19,660,526

Total value of investments	297,928,246
Cash	66,447
Foreign currency, at value (cost $145,410)	145,191
Receivables:
Investment securities sold	631,136
Capital shares sold	48,269
Dividends	942,318
Foreign tax	51,726
Other assets	122

Total assets	299,813,455

Liabilities:
Payables:
Investment securities purchased	1,404,468
Capital shares redeemed	356,909
Management fees	290,870
Distribution fees	86,818
Deferred tax	181,511
Accrued expenses and other liabilities	120,116

Total liabilities	2,440,692

Net assets, at value	$297,372,763

Net assets consist of:
Paid-in capital	$324,511,157
Distributions in excess of net investment income	(4,380,311)
Net unrealized appreciation (depreciation)	21,535,884
Accumulated net realized gain (loss)	(44,293,967)

Net assets, at value	$297,372,763

TD-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2016 (unaudited)

Templeton Developing Markets VIP Fund

Class 1:
Net assets, at value	$81,400,243

Shares outstanding	11,675,684

Net asset value and maximum offering price per share	$6.97

Class 2:
Net assets, at value	$209,100,296

Shares outstanding	30,194,223

Net asset value and maximum offering price per share	$6.93

Class 4:
Net assets, at value	$6,872,224

Shares outstanding	987,522

Net asset value and maximum offering price per share	$6.96

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2016 (unaudited)

Templeton Developing Markets VIP Fund
Investment income:
Dividends (net of foreign taxes of $512,365)	$3,333,470

Expenses:
Management fees (Note 3a)	1,695,727
Distribution fees: (Note 3c)
Class 2	238,127
Class 4	11,849
Custodian fees (Note 4)	36,749
Reports to shareholdersr	107,600
Professional fees	32,423
Trustees’ fees and expenses	747
Other	9,497

Total expenses	2,132,719
Expenses waived/paid by affiliates (Note 3e)	(35,065)

Net expenses	2,097,654

Net investment income	1,235,816

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	3,017,201
Foreign currency transactions	17,003

Net realized gain (loss)	3,034,204

Net change in unrealized appreciation (depreciation) on:
Investments	23,613,299
Translation of other assets and liabilities denominated in foreign currencies	(5,840)
Change in deferred taxes on unrealized appreciation	(61,659)

Net change in unrealized appreciation (depreciation)	23,545,800

Net realized and unrealized gain (loss)	26,580,004

Net increase (decrease) in net assets resulting from operations	$27,815,820

TD-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Developing Markets VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$1,235,816	$1,869,006
Net realized gain (loss)	3,034,204	(40,238,876)
Net change in unrealized appreciation (depreciation)	23,545,800	(29,184,006)

Net increase (decrease) in net assets resulting from operations	27,815,820	(67,553,876)

Distributions to shareholders from:
Net investment income:
Class 1	(875,960)	(2,280,023)
Class 2	(1,674,699)	(4,605,588)
Class 4	(44,436)	(178,865)
Net realized gains:
Class 1	—	(12,555,712)
Class 2	—	(29,329,089)
Class 4	—	(1,242,906)

Total distributions to shareholders	(2,595,095)	(50,192,183)

Capital share transactions: (Note 2)
Class 1	(2,381,952)	(3,228,881)
Class 2	(833,043)	21,548,017
Class 4	(862,694)	(748,959)

Total capital share transactions	(4,077,689)	17,570,177

Net increase (decrease) in net assets	21,143,036	(100,175,882)
Net assets:
Beginning of period	276,229,727	376,405,609

End of period	$297,372,763	$276,229,727

Distributions in excess of net investment income included in net assets:
End of period	$(4,380,311)	$(3,021,032)

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Developing Markets VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Developing Markets VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC)

securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

TD-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2016, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to

Semiannual Report	TD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Income and Deferred Taxes (continued)

distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TD-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	778,391	$5,167,288	1,121,738	$9,288,141
Shares issued in reinvestment of distributions	130,351	875,960	1,921,727	14,835,735
Shares redeemed	(1,315,296)	(8,425,200)	(3,309,863)	(27,352,757)

Net increase (decrease)	(406,554)	$(2,381,952)	(266,398)	$(3,228,881)

Class 2 Shares:
Shares sold	3,196,718	$20,939,741	4,635,193	$35,599,642
Shares issued in reinvestment of distributions	251,079	1,674,699	4,430,114	33,934,677
Shares redeemed	(3,648,421)	(23,447,483)	(5,930,164)	(47,986,302)

Net increase (decrease)	(200,624)	$(833,043)	3,135,143	$21,548,017

Class 4 Shares:
Shares sold	29,812	$196,593	96,241	$723,497
Shares issued in reinvestment of distributions	6,622	44,436	184,886	1,421,771
Shares redeemed	(169,843)	(1,103,723)	(364,639)	(2,894,227)

Net increase (decrease)	(133,409)	$(862,694)	(83,512)	$(748,959)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $200 million
1.235%	Over $200 million, up to and including $700 million
1.200%	Over $700 million, up to and including $1 billion
1.150%	Over $1 billion, up to and including $1.2 billion
1.125%	Over $1.2 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

Semiannual Report	TD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees (continued)

For the period ended June 30, 2016, the annualized effective investment management fee rate was 1.245% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	36,108,301	25,230,444	(41,678,219)	19,660,526	$19,660,526	$—	$—	0.1%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

TD-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

At December 31, 2015, capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$22,864,241
Long term	18,453,194

Total capital loss carryforwards	$41,317,435

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$286,569,446

Unrealized appreciation	$43,397,312
Unrealized depreciation	(32,038,512)

Net unrealized appreciation (depreciation)	$11,358,800

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $38,758,493 and $28,055,332, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

9. Fair Value Measurements (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments:[a]
Russia	$7,992,060	$1,725,101	$—	$9,717,161
All Other Equity Investments[b]	265,552,335	—	—	265,552,335
Participatory Notes	—	2,998,224	—	2,998,224
Short Term Investments	19,660,526	—	—	19,660,526

Total Investments in Securities	$293,204,921	$4,723,325	$—	$297,928,246

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Developing Markets VIP Fund

At December 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 14, 2016, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0167	$0.1053
Class 2	$0.0167	$0.0864
Class 4	$0.0167	$0.0739

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

Semiannual Report	TD-25

Templeton Foreign VIP Fund

This semiannual report for Templeton Foreign VIP Fund covers the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 shares had a -2.51% total return* for the six-month period ended June 30, 2016.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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TEMPLETON FOREIGN VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s new benchmark, the MSCI All Country World (ACW) ex USA Index, had a -0.67% total return for the same period, while its old benchmark, the MSCI EAFE Index, had a -4.04% total return.1 We believe the new index better represents the Fund’s investable universe and is more in line with the Fund’s mandates. Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy expanded during the six months under review. An improvement in commodity prices including a rally in crude oil prices, accommodative monetary policy from various global central banks, finalization of the new debt deal for Greece and encouraging Chinese trade data toward period-end boosted market sentiment. However, global equity market volatility increased after the U.S. Federal Reserve’s (Fed’s) June decision to keep its federal funds target range unchanged, while providing a cautious stance on further interest rate hikes. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (EU), also known as the “Brexit”, contributed to volatile global stock markets.

Oil prices fell at the beginning of the review period, largely due to strong global supply, but recovered in the period’s second half amid oilfield outages and continued demand growth. Meanwhile, commodity prices increased for most of the review period as oversupply for a host of commodities shrank and the market appeared to be on the path of rebalancing after hitting a glut-induced bottom earlier in the year. Gold prices continued to rise following the Brexit referendum as some investors turned to safe haven investing. The U.S. dollar generally depreciated against most currencies during the period, which increased returns of many foreign assets in U.S. dollar terms. In this environment, global developed market stocks overall, as measured by the MSCI World Index, rose slightly during the period.2

The U.S. economy grew moderately, as measured by gross domestic product (GDP) in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and nonresidential fixed investment contributed to the moderation. The Fed maintained its target interest rate during the review period after raising it for the first time in nine years at its December meeting. The Fed kept its target rate unchanged in its June meeting mainly due to a substantial slowdown in job additions toward period-end. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

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TEMPLETON FOREIGN VIP FUND

In Europe, slower U.K. economic growth continued in 2016’s first quarter as output slowed in construction, production and agriculture. Immediate effects of the Brexit materialized as U.K. stocks significantly declined and the pound sterling hit a three-decade low amid intensified selling. Credit rating agencies Standard & Poor’s and Fitch also downgraded the U.K.’s credit rating. In the eurozone, despite investors’ concerns about banking sector weakness, low corporate earnings and post-Brexit political repercussions, some regions benefited due to rising consumer spending resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone’s annual inflation rate remained in negative territory for most of the review period; however, it rose marginally above zero in June.

Japan’s economy posted mixed results, contracting in 2015’s fourth quarter stemming from declining private and household consumption. However, the economy expanded during 2016’s first quarter as private consumption increased and business investment decreased less than initially believed. The Bank of Japan (BOJ) took several actions during the review period. In January, to boost lending and support inflation, the BOJ introduced a negative interest rate on excess reserves held at the central bank by financial institutions. In April, the BOJ further reduced its GDP and inflation forecasts for fiscal year 2016, and decided against additional quantitative easing measures. However, after the U.K.’s vote in June to leave the EU, the BOJ hinted at carrying out flexible open market operations to stabilize its financial markets.

In emerging markets, economic growth generally moderated during the review period. Brazil’s economy witnessed its longest recession since the 1930s amid political and economic turmoil, while Russia’s economy continued to contract. The Bank of Russia reduced its key interest rate in an attempt to revive its economy. China’s economic growth slowed marginally in 2016’s first quarter compared to the previous quarter, but remained largely in line with the government’s target. The People’s Bank of China cut its cash reserve requirement ratio for the country’s banks and effectively devalued the renminbi against the U.S. dollar to the lowest level in more than five years. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period.2

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

For the six-month period ended June 30, 2016, the Fund underperformed its benchmark, the MSCI ACW ex USA Index. However, the Fund had several notable contributors to its relative resulted including stock selection in the materials sector, particularly in metals and mining.3 In metals and mining, precious metals streaming company Silver Wheaton (Canada) and gold, copper and nickel extractor Barrick Gold (Canada) helped the Fund’s performance. Shares of Silver Wheaton increased during the period on news of strong earnings in the first quarter of 2016 following record sales and production volumes for the 2015 calendar year. In 2016, operating cash flows and revenues continued to improve relative to prior periods and at period end the company’s stock price nearly doubled. Additionally, in May 2016, new management was elected during Silver Wheaton’s 2016 Annual and Special Meeting of Shareholders.

An overweighted position in energy and stock selection in the information technology (IT) sectors also aided relative performance.4 Within both sectors, some of the Fund’s largest relative contributors included oil and gas drilling company Precision Drilling (Canada) and multinational electronics company Samsung Electronics (Korea). Other individual contributors included Glencore (Switzerland), Posco Daewoo (South Korea) and Subsea 7 (U.K.). Despite recent difficulties surrounding the volatility of oil prices and demand, Precision’s share price increased during the period under review. The company, however, continued to report lesser earnings in both the first and second quarters of 2016, compared to the respective 2015 quarters, which was primarily attributed to contract cancellations and lack of demand for oil drillings in North America. Nonetheless, in 2016 investors began to recognize the long-term value of the organization and potential rebound, which has continued to drive the share price since the beginning of the period. Shares

3. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

4. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI. The information technology sector comprises electronic equipment, instruments and components; Internet software and services; semiconductors and semiconductor equipment; and technology hardware, storage and peripherals in the SOI.

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TEMPLETON FOREIGN VIP FUND

of Samsung Electronics increased after consecutive reported earnings in 2015’s fourth quarter and 2016’s first quarter. Strong sales of Samsung’s new flagship mobile phone models—the Galaxy S7 and the Galaxy S7 Edge—boosted its first quarter’s operating performance.

In contrast, stock selection in the financials sector and specifically an overweighting in banks weighed on relative results.5 Within the financials sector, the Fund’s position in Credit Suisse (Switzerland), AXA (France) and Aegon (Netherlands) hindered results. Shares of Credit Suisse, a financial services provider, declined during the period surrounding investor uncertainty stemming partially from the events surrounding the Brexit. The company nonetheless has been combatting these effects by implementing significant cost-savings initiatives. Further, in May 2016, the company announced a change in management, which the company expects to strengthen the international wealth management division’s investment capabilities.

An overweighted position in the health care sector and an underweighted position in the consumer staples sector along with stock selection in both sectors impacted relative results.6 Within health care, positions in pharmaceutical manufacturer Teva Pharmaceutical Industries (Israel), QIAGEN (Netherlands) and MorphoSys (Germany) hurt relative results. Teva’s shares declined largely due to a delay in its acquisition of Allergan’s generics portfolio amid longer-than-anticipated deliberations with the U.S. Federal Trade Commission and the FDA. Among individual holdings, general goods retailer Marks and Spencer (U.K.), automobile manufacturer Nissan Motor (Japan) and financial services provider Aviva (U.K.) detracted from the Fund’s relative returns. Shares of Marks and Spencer declined during the period on continued news of disappointing sales in its clothing retail division. The company restructured its strategic vision in early 2016, focusing on customer retention, sales growth and continued support of its growth food sales division, but these efforts yielded little turnaround by the end of the period.

From a geographic perspective, stock selection in North America and Asia, specifically in Canada, South Korea and Japan, contributed to the Fund’s relative performance. Although the Fund’s overall position in Europe detracted, some investments, such as those in Spain and Ireland contributed. Conversely, stock selection in the eurozone (including the U.K.), an overweighted allocation in Israel and an underweighted allocation in Brazil hindered returns.

Top 10 Holdings
6/30/16
Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	4.3%
Silver Wheaton Corp. Metals & Mining, Canada	2.7%
BP PLC Oil, Gas & Consumable Fuels, U.K.	2.4%
Hana Financial Group Inc. Banks, South Korea	2.0%
Teva Pharmaceutical Industries Ltd., ADR Pharmaceuticals, Israel	1.9%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	1.9%
BNP Paribas SA Banks, France	1.9%
Nissan Motor Co. Ltd. Automobiles, Japan	1.9%
SoftBank Group Corp. Wireless Telecommunication Services, Japan	1.9%
Roche Holding AG Pharmaceuticals, Switzerland	1.8%

The dollar value, numbers of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Thank you for your participation in Templeton Foreign VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. The financials sector comprises banks, capital markets, diversified financial services and insurance in the SOI.

6. The health care sector comprises health care equipment and supplies, health care providers and services, life sciences tools and services and pharmaceuticals in the SOI. The consumer staples sector comprises beverages and food and staples retailing in the SOI.

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TEMPLETON FOREIGN VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Fund-Level Expenses Incurred During Period* 1/1/16–6/30/16
Actual	$1,000	$ 974.90	$5.06
Hypothetical (5% return before expenses)	$1,000	$1,019.74	$5.17

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.03%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Semiannual Report	TF-5

SUPPLEMENT DATED JUNE 27, 2016

TO THE PROSPECTUSES DATED MAY 1, 2016

OF

TEMPLETON FOREIGN VIP FUND

TEMPLETON GROWTH VIP FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

Effective June 30, 2016, the prospectus is amended as follows:

I.  The benchmark for the Templeton Foreign VIP Fund has changed from the MSCI EAFE Index to the MSCI ACWI EX USA Index. The “Fund Summary – Performance – Average Annual Total Returns” table on page TF-S4 is revised to add the following:

	1 Year	5 Years	10 Years
MSCI All Country World ex-US Index (index reflects no deduction for fees, expenses or taxes)[1]	-5.25%	1.51%	3.38%

1.	Performance figures as of December 31, 2015. The MSCI All Country World ex-US Index is replacing the MSCI EAFE Index as the Fund’s benchmark. The investment manager believes the composition of the MSCI All Country World ex-US Index more accurately reflects the Fund’s holdings.

II.  The benchmark for the Templeton Growth VIP Fund has changed from the MSCI World Index to the MSCI ACWI Index. The “Fund Summary – Performance – Average Annual Total Returns” table on page TG-S3 is revised to add the following:

	1 Year	5 Years	10 Years
MSCI All Country World Index (index reflects no deduction for fees, expenses or taxes)[1]	-1.84%	6.66%	5.31%

1.	Performance figures as of December 31, 2015. The MSCI All Country World Index is replacing the MSCI World Index as the Fund’s benchmark. The investment manager believes the composition of the MSCI All Country World Index more accurately reflects the Fund’s holdings.

Please keep this supplement with your prospectus for future reference.

TF-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Foreign VIP Fund

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014		2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.46	$15.34	$17.56		$14.63	$12.78	$14.54

Income from investment operations[a]:

Net investment income[b]	0.23	0.31	0.53	[c]	0.34	0.38	0.42

Net realized and unrealized gains (losses)	(0.55)	(1.16)	(2.39)		3.00	1.91	(1.90)

Total from investment operations	(0.32)	(0.85)	(1.86)		3.34	2.29	(1.48)

Less distributions from:

Net investment income	(0.29)	(0.53)	(0.36)		(0.41)	(0.44)	(0.28)

Net realized gains	(0.23)	(0.50)	—		—	—	—

Total distributions	(0.52)	(1.03)	(0.36)		(0.41)	(0.44)	(0.28)

Redemption fees	—	—	—	[d]	— [d]	— [d]	— [d]

Net asset value, end of period	$12.62	$13.46	$15.34		$17.56	$14.63	$12.78

Total return[e]	(2.34)%	(6.31)%	(10.89)%		23.27%	18.60%	(10.44)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.80%	0.78%	0.77%		0.78%	0.79%	0.79%

Expenses net of waiver and payments by affiliates	0.78%	0.78% [g]	0.77%	[g]	0.78%	0.79%	0.79% [h]

Net investment income	3.63%	2.05%	3.11%	[c]	2.16%	2.84%	2.92%

Supplemental data

Net assets, end of period (000’s)	$199,506	$214,172	$248,355		$298,468	$265,924	$254,292

Portfolio turnover rate	9.77%	15.15%	25.71%		23.61%	12.53%	21.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 2.13%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014		2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.20	$15.05	$17.24		$14.37	$12.56	$14.29

Income from investment operations[a]:

Net investment income[b]	0.21	0.27	0.48	[c]	0.30	0.34	0.37

Net realized and unrealized gains (losses)	(0.54)	(1.13)	(2.35)		2.94	1.87	(1.86)

Total from investment operations	(0.33)	(0.86)	(1.87)		3.24	2.21	(1.49)

Less distributions from:

Net investment income	(0.26)	(0.49)	(0.32)		(0.37)	(0.40)	(0.24)

Net realized gains	(0.23)	(0.50)	—		—	—	—

Total distributions	(0.49)	(0.99)	(0.32)		(0.37)	(0.40)	(0.24)

Redemption fees	—	—	—	[d]	— [d]	— [d]	— [d]

Net asset value, end of period	$12.38	$13.20	$15.05		$17.24	$14.37	$12.56

Total return[e]	(2.51)%	(6.49)%	(11.13)%		22.97%	18.23%	(10.63)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.05%	1.03%	1.02%		1.03%	1.04%	1.04%

Expenses net of waiver and payments by affiliates	1.03%	1.03% [g]	1.02%	[g]	1.03%	1.04%	1.04% [h]

Net investment income	3.38%	1.80%	2.86%	[c]	1.91%	2.59%	2.67%

Supplemental data

Net assets, end of period (000’s)	$1,426,801	$1,456,854	$1,645,571		$1,873,586	$1,744,231	$1,679,412

Portfolio turnover rate	9.77%	15.15%	25.71%		23.61%	12.53%	21.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.88%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

TF-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014		2013	2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.29	$15.16	$17.37		$14.48	$12.66	$14.43

Income from investment operations[a]:

Net investment income[b]	0.21	0.25	0.46	[c]	0.28	0.33	0.36

Net realized and unrealized gains (losses)	(0.55)	(1.14)	(2.36)		2.97	1.89	(1.88)

Total from investment operations	(0.34)	(0.89)	(1.90)		3.25	2.22	(1.52)

Less distributions from:

Net investment income	(0.24)	(0.48)	(0.31)		(0.36)	(0.40)	(0.25)

Net realized gains	(0.23)	(0.50)	—		—	—	—

Total distributions	(0.47)	(0.98)	(0.31)		(0.36)	(0.40)	(0.25)

Redemption fees	—	—	—	[d]	— [d]	— [d]	— [d]

Net asset value, end of period	$12.48	$13.29	$15.16		$17.37	$14.48	$12.66

Total return[e]	(2.52)%	(6.65)%	(11.22)%		22.86%	18.14%	(10.74)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.15%	1.13%	1.12%		1.13%	1.14%	1.14%

Expenses net of waiver and payments by affiliates	1.13%	1.13% [g]	1.12%	[g]	1.13%	1.14%	1.14% [h]

Net investment income	3.28%	1.70%	2.76%	[c]	1.81%	2.49%	2.57%

Supplemental data

Net assets, end of period (000’s)	$465,647	$472,189	$503,143		$513,098	$416,277	$353,346

Portfolio turnover rate	9.77%	15.15%	25.71%		23.61%	12.53%	21.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.78%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2016 (unaudited)

Templeton Foreign VIP Fund
		Country	Shares	Value
	Common Stocks 94.6%
	Aerospace & Defense 1.2%
	BAE Systems PLC	United Kingdom	3,520,780	$24,599,746

	Airlines 0.7%
	Deutsche Lufthansa AG	Germany	1,235,150	14,436,153

	Auto Components 3.0%
	Cie Generale des Etablissements Michelin, B	France	308,070	29,136,902
	Hyundai Mobis Co. Ltd.	South Korea	121,198	26,495,043
	Sumitomo Rubber Industries Ltd.	Japan	485,500	6,407,519

				62,039,464

	Automobiles 3.6%
	Hero Motocorp Ltd.	India	199,386	9,387,598
	Hyundai Motor Co.	South Korea	102,386	12,035,067
	Nissan Motor Co. Ltd.	Japan	4,424,800	39,327,271
	Toyota Motor Corp., ADR	Japan	136,317	13,630,337

				74,380,273

	Banks 12.7%
	Bangkok Bank PCL, fgn.	Thailand	3,061,900	14,123,798
	Barclays PLC	United Kingdom	10,039,930	18,554,718
	BNP Paribas SA	France	918,660	40,536,848
	Hana Financial Group Inc.	South Korea	2,065,805	41,665,914
	HSBC Holdings PLC	United Kingdom	4,928,400	30,109,901
	ING Groep NV, IDR	Netherlands	1,388,234	14,143,648
	KB Financial Group Inc., ADR	South Korea	1,216,406	34,618,915
	Societe Generale SA	France	400,690	12,546,281
	Standard Chartered PLC	United Kingdom	2,939,781	22,131,778
	UniCredit SpA	Italy	7,093,840	15,511,401
	United Overseas Bank Ltd.	Singapore	1,574,400	21,532,055

				265,475,257

	Beverages 0.8%
	Suntory Beverage & Food Ltd.	Japan	386,100	17,272,157

	Building Products 1.0%
	Compagnie de Saint-Gobain	France	539,170	20,559,809

	Capital Markets 1.6%
	Credit Suisse Group AG	Switzerland	1,208,852	12,768,430
	GAM Holding AG	Switzerland	654,050	6,935,168
	UBS Group AG	Switzerland	1,130,080	14,552,920

				34,256,518

	Chemicals 0.8%
	Johnson Matthey PLC	United Kingdom	420,711	15,712,939

	Construction & Engineering 1.5%
a	Carillion PLC	United Kingdom	3,835,100	11,955,883
	Sinopec Engineering Group Co. Ltd.	China	21,447,000	19,184,525

				31,140,408

	Construction Materials 1.1%
	CRH PLC	Ireland	829,830	23,947,815

	Diversified Financial Services 0.4%
	Deutsche Boerse AG	Germany	109,190	8,912,713

TF-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Diversified Telecommunication Services 3.0%
	China Telecom Corp. Ltd., H	China	53,618,357	$23,911,930
	Telefonica SA, ADR	Spain	2,390,332	22,660,347
	Telenor ASA	Norway	948,934	15,608,363

				62,180,640

	Electrical Equipment 1.2%
	ABB Ltd.	Switzerland	1,255,890	24,600,570

	Electronic Equipment, Instruments & Components 1.1%
	Kingboard Chemical Holdings Ltd.	Hong Kong	11,646,000	23,086,503

	Energy Equipment & Services 7.1%
	Ensign Energy Services Inc.	Canada	2,009,500	11,275,346
	Petrofac Ltd.	United Kingdom	2,312,160	23,924,345
	Precision Drilling Corp.	Canada	4,296,000	22,775,018
	SBM Offshore NV	Netherlands	2,879,260	33,508,326
b	Subsea 7 SA	United Kingdom	2,173,050	21,118,505
	Technip SA	France	315,910	17,116,701
	Tenaris SA	Italy	1,320,175	19,063,920

				148,782,161

	Food & Staples Retailing 1.8%
	Metro AG	Germany	500,660	15,265,287
b	Tesco PLC	United Kingdom	9,230,860	21,527,442

				36,792,729

	Health Care Equipment & Supplies 0.7%
	Getinge AB, B	Sweden	737,270	15,054,154

	Health Care Providers & Services 1.9%
	Shanghai Pharmaceuticals Holding Co. Ltd., H	China	6,579,500	14,484,576
	Sinopharm Group Co. Ltd.	China	5,173,200	24,637,620

				39,122,196

	Household Durables 0.4%
	Haier Electronics Group Co. Ltd.	China	5,826,000	8,905,949

	Industrial Conglomerates 1.2%
	Siemens AG	Germany	238,364	24,290,366

	Insurance 6.3%
	Aegon NV	Netherlands	4,546,720	17,814,610
	Aviva PLC	United Kingdom	3,272,090	17,185,876
	AXA SA	France	1,317,458	26,036,474
	China Life Insurance Co. Ltd., H	China	5,057,000	10,833,007
	Chubb Ltd.	United States	190,979	24,962,865
	Muenchener Rueckversicherungs-Gesellschaft AG	Germany	69,590	11,605,523
	NN Group NV	Netherlands	463,600	12,758,833
	Swiss Re AG	Switzerland	133,120	11,558,160

				132,755,348

	Internet Software & Services 0.7%
b	Baidu Inc., ADR	China	85,110	14,055,917

	Life Sciences Tools & Services 1.2%
b	MorphoSys AG	Germany	195,900	8,117,005
b	QIAGEN NV	Netherlands	829,071	17,939,832

				26,056,837

Semiannual Report	TF-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Metals & Mining 5.8%
	Barrick Gold Corp.	Canada	1,328,790	$28,369,666
	Glencore PLC	Switzerland	10,884,600	22,183,924
	HudBay Minerals Inc.	Canada	2,956,000	14,115,409
	Silver Wheaton Corp.	Canada	2,430,900	57,212,034

				121,881,033

	Multiline Retail 0.6%
	Marks & Spencer Group PLC	United Kingdom	2,982,260	12,673,251

	Oil, Gas & Consumable Fuels 9.5%
	BP PLC	United Kingdom	8,425,285	49,222,976
	Eni SpA	Italy	1,623,262	26,161,259
	Kunlun Energy Co. Ltd.	China	9,276,000	7,651,838
	LUKOIL PJSC, ADR	Russia	160,535	6,705,547
	PTT Exploration and Production PCL, fgn.	Thailand	4,120,100	9,825,125
	Royal Dutch Shell PLC, A	United Kingdom	16,803	458,745
	Royal Dutch Shell PLC, B	United Kingdom	1,461,343	40,179,199
	Suncor Energy Inc.	Canada	922,000	25,574,243
	Total SA, B	France	695,596	33,492,690

				199,271,622

	Pharmaceuticals 10.4%
	Bayer AG	Germany	216,810	21,658,343
	GlaxoSmithKline PLC	United Kingdom	1,330,855	28,472,848
	Merck KGaA	Germany	238,710	24,124,258
	Novartis AG	Switzerland	166,850	13,700,469
	Roche Holding AG	Switzerland	144,650	37,951,916
	Sanofi	France	455,845	37,906,909
	Teva Pharmaceutical Industries Ltd., ADR	Israel	809,648	40,668,619
	UCB SA	Belgium	164,360	12,259,389

				216,742,751

	Semiconductors & Semiconductor Equipment 1.4%
a	GCL-Poly Energy Holdings Ltd.	China	141,417,000	18,592,031
	Infineon Technologies AG	Germany	764,445	11,009,232

				29,601,263

	Specialty Retail 0.5%
	Kingfisher PLC	United Kingdom	2,345,266	10,085,148

	Technology Hardware, Storage & Peripherals 6.0%
	CANON Inc.	Japan	533,600	15,048,269
	Konica Minolta Inc.	Japan	883,700	6,332,007
	Quanta Computer Inc.	Taiwan	7,299,000	13,825,151
	Samsung Electronics Co. Ltd.	South Korea	73,014	90,258,818

				125,464,245

	Trading Companies & Distributors 2.0%
	ITOCHU Corp.	Japan	1,944,700	23,340,166
	Posco Daewoo Corp.	South Korea	869,005	18,846,509

				42,186,675

TF-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Wireless Telecommunication Services 3.4%
	China Mobile Ltd.	China	1,370,500	$15,677,342
	SoftBank Group Corp.	Japan	691,900	38,783,918
	Vodafone Group PLC, ADR	United Kingdom	562,353	17,371,084

				71,832,344

	Total Common Stocks (Cost $2,075,756,553)			1,978,154,954

	Short Term Investments 4.9%
	Money Market Funds (Cost $96,144,526) 4.6%
b,c	Institutional Fiduciary Trust Money Market Portfolio	United States	96,144,526	96,144,526

d	Investments from Cash Collateral Received for Loaned Securities (Cost $7,952,392) 0.3%
	Money Market Funds 0.3%
b,c	Institutional Fiduciary Trust Money Market Portfolio	United States	7,952,392	7,952,392

	Total Investments (Cost $2,179,853,471) 99.5%			2,082,251,872
	Other Assets, less Liabilities 0.5%			9,702,033

	Net Assets 100.0%			$2,091,953,905

See Abbreviations on page TF-23.

aA portion or all of the security is on loan at June 30, 2016. See Note 1(c).

bNon-income producing.

cSee Note 3(e) regarding investments in affiliated management investment companies.

dSee Note 1(c) regarding securities on loan.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statements of Assets and Liabilities

June 30, 2016 (unaudited)

Templeton Foreign VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,075,756,553
Cost - Non-controlled affiliates (Note 3e)	104,096,918

Total cost of investments	$2,179,853,471

Value - Unaffiliated issuers	$1,978,154,954
Value - Non-controlled affiliates (Note 3e)	104,096,918

Total value of investments (includes securities loaned in the amount $7,113,392)	2,082,251,872
Cash	390,128
Foreign currency, at value (cost and $832,589)	832,971
Receivables:
Capital shares sold	12,368,417
Dividends	7,050,048
European Union tax reclaims	911,264
Other assets	929

Total assets	2,103,805,629

Liabilities:
Payables:
Investment securities purchased	837,392
Capital shares redeemed	477,473
Management fees	1,271,163
Distribution fees	876,960
Payable upon return of securities loaned	7,952,392
Deferred tax	33,155
Accrued expenses and other liabilities	403,189

Total liabilities	11,851,724

Net assets, at value	$2,091,953,905

Net assets consist of:
Paid-in capital	$2,217,200,126
Undistributed net investment income	35,402,855
Net unrealized appreciation (depreciation)	(97,800,662)
Accumulated net realized gain (loss)	(62,848,414)

Net assets, at value	$2,091,953,905

Class 1:
Net assets, at value	$199,506,011

Shares outstanding	15,809,200

Net asset value and maximum offering price per share	$12.62

Class 2:
Net assets, at value	$1,426,800,919

Shares outstanding	115,215,844

Net asset value and maximum offering price per share	$12.38

Class 4:
Net assets, at value	$465,646,975

Shares outstanding	37,304,306

Net asset value and maximum offering price per share	$12.48

TF-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended June 30, 2016 (unaudited)

Templeton Foreign VIP Fund
Investment income:
Dividends (net of foreign taxes of $4,947,590)	$44,477,165
Income from securities loaned (net of fees and rebates)	630,762

Total investment income	45,107,927

Expenses:
Management fees (Note 3a)	7,750,108
Distribution fees: (Note 3c)
Class 2	1,740,923
Class 4	792,740
Custodian fees (Note 4)	109,911
Reports to shareholders	176,552
Professional fees	81,601
Trustees’ fees and expenses	5,210
Other	27,294

Total expenses	10,684,339
Expenses waived/paid by affiliates (Note 3e)	(179,099)

Net expenses	10,505,240

Net investment income	34,602,687

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(58,413,743)
Foreign currency transactions	229,870

Net realized gain (loss)	(58,183,873)

Net change in unrealized appreciation (depreciation) on:
Investments	(31,139,542)
Translation of other assets and liabilities denominated in foreign currencies	(32,859)
Change in deferred taxes on unrealized appreciation	55,339

Net change in unrealized appreciation (depreciation)	(31,117,062)

Net realized and unrealized gain (loss)	(89,300,935)

Net increase (decrease) in net assets resulting from operations	$(54,698,248)

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Foreign VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$34,602,687	$42,572,642
Net realized gain (loss)	(58,183,873)	36,800,340
Net change in unrealized appreciation (depreciation)	(31,117,062)	(219,790,040)

Net increase (decrease) in net assets resulting from operations	(54,698,248)	(140,417,058)

Distributions to shareholders from:
Net investment income:
Class 1	(4,469,747)	(8,346,614)
Class 2	(28,417,976)	(51,791,116)
Class 4	(8,605,853)	(15,312,865)
Net realized gains:
Class 1	(3,504,221)	(7,826,999)
Class 2	(25,453,391)	(52,898,439)
Class 4	(8,118,929)	(16,028,658)

Total distributions to shareholders	(78,570,117)	(152,204,691)

Capital share transactions: (Note 2)
Class 1	(1,643,566)	(4,016,954)
Class 2	61,864,384	11,936,472
Class 4	21,786,823	30,848,243

Total capital share transactions	82,007,641	38,767,761

Net increase (decrease) in net assets	(51,260,724)	(253,853,988)
Net assets:
Beginning of period	2,143,214,629	2,397,068,617

End of period	$2,091,953,905	$2,143,214,629

Undistributed net investment income included in net assets:
End of period	$35,402,855	$42,293,744

TF-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Foreign VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC)

securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

Semiannual Report	TF-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in

TF-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invested in Class 3 shares of the Fund were subject to a 1.0% short term trading fee if the interest in the subaccount had been held for less than 60 days. Such fees were retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class. There were no redemption fees for the period.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	187,606	$2,408,488	454,466	$6,842,816
Shares issued in reinvestment of distributions	633,861	7,973,968	1,057,790	16,173,612
Shares redeemed	(924,389)	(12,026,022)	(1,792,103)	(27,033,382)

Net increase (decrease)	(102,922)	$(1,643,566)	(279,847)	$(4,016,954)

Class 2 Shares:
Shares sold	8,819,370	$113,983,326	14,594,828	$213,082,680
Shares issued in reinvestment of distributions	4,365,589	53,871,367	6,974,654	104,689,555
Shares redeemed	(8,362,774)	(105,990,309)	(20,492,400)	(305,835,763)

Net increase (decrease)	4,822,185	$61,864,384	1,077,082	$11,936,472

Class 4 Shares:
Shares sold	2,906,866	$36,677,027	5,690,434	$80,692,209
Shares issued on reinvestment of distributions	1,344,436	16,724,782	2,072,852	31,341,523
Shares redeemed	(2,473,404)	(31,614,986)	(5,429,602)	(81,185,489)

Net increase (decrease)	1,777,898	$21,786,823	2,333,684	$30,848,243

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.810%	Over $200 million, up to and including $700 million
0.775%	Over $700 million, up to and including $1.2 billion
0.750%	Over $1.2 billion, up to and including $1.3 billion
0.675%	Over $1.3 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.758% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	71,421,269	685,470,192	(652,794,543)	104,096,918	$104,096,918	$—	$—	0.5%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, there were no credits earned.

5. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,184,560,139

Unrealized appreciation	$267,302,947
Unrealized depreciation	(369,611,214)

Net unrealized appreciation (depreciation)	$(102,308,267)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign capital gains tax.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $199,100,919 and $194,372,981, respectively.

At June 30, 2016, in connection with securities lending transactions, the Fund loaned equity investments and received $7,952,392 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

IDR	International Depositary Receipt

Semiannual Report	TF-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Foreign VIP Fund

At December 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 14, 2016, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0241	$0.3139
Class 2	$0.0241	$0.2779
Class 4	$0.0241	$0.2651

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TF-24	Semiannual Report

Templeton Global Bond VIP Fund

This semiannual report for Templeton Global Bond VIP Fund covers the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 shares had a -1.88% total return* for the six-month period ended June 30, 2016.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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TEMPLETON GLOBAL BOND VIP FUND

Fund Goal and Main Investments

The Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Fund Risks

All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmarks, the J.P. Morgan (JPM) Global Government Bond Index (GGBI) posted a +10.58% total return and the Citigroup World Government Bond Index, posted a +10.74% total return for the same period.1

Economic and Market Overview

Global markets experienced periods of heightened volatility during the six-month period, as declines in oil prices and concerns about economic conditions in China and growth across the globe appeared at times to have negative effects on investor sentiment. Despite the near-term volatility, our medium-term investment convictions remained intact and we held the view that global market fundamentals would eventually re-emerge. During the second half of the period, a number of emerging markets recovered from the extraordinarily low valuation levels of January and February to achieve what we viewed as compelling positive appreciation for the full six-month period.

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

**The Fund’s euro area investments were in Slovenia and Portugal.

***The Fund’s supranational investment was denominated in the Mexican peso.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

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TEMPLETON GLOBAL BOND VIP FUND

During the first two months of the year, markets appeared to regard emerging economies as being in near-crisis condition, reacting as if conditions were worse than the 2008 global financial crisis or the Asian financial crisis of 1997 and 1998. However, several emerging market economies were in far better shape, in our assessment, with larger foreign reserves and more diversified, growing economies. We were focused on the opportunities in specific emerging market currencies and believed that fears of a systemic crisis across the asset class were exaggerated. Over the final weeks of February, risk appetites returned and several local-currency markets rallied, creating a positive trend for global markets that largely carried into March and April, and through much of the remaining months of the period.

The U.S. Federal Reserve (Fed) passed on raising rates at its January, March, April and June meetings, while indicating that rate hikes would likely be more gradual than previously envisioned. The 10-year U.S. Treasury yield declined from 2.27% at the beginning of the period to 1.78% by the end of March. The result of the Fed’s dovishness was an implicit easing of policy, as markets essentially eliminated previously priced-in rate hikes for 2016. Consequently, the U.S. dollar weakened as the Japanese yen and euro notably strengthened. We believed the periods of yen and euro strength would prove temporary as we expected fundamentals to ultimately re-emerge in the currency valuations. Given U.S. labor market strength and underlying inflation pressures, we anticipated that the Fed would ultimately have to make a firmer commitment to rate hikes that would fortify the divergences in monetary policies between the easings of the European Central Bank and the Bank of Japan and the tightening of the Fed.

In May, market expectations for U.S. interest rate hikes increased sharply after hawkish-sounding comments were released in the Fed meeting minutes on May 18. However, those sentiments proved temporary, as the 10-year Treasury yield declined to 1.60% on June 15, the same day that the Fed announced rates would remain unchanged at 0.25%. Yields temporarily surged higher in the weeks after the Fed’s meeting due to growing expectations for a rate hike in the second half of 2016. However, the U.K.’s June 23 referendum vote to leave the European Union quickly altered global market sentiments—risk aversion escalated sharply, driving yields significantly lower as investors sought perceived safe havens amid the growing uncertainties surrounding the Brexit. Nonetheless, a number of emerging market currencies rallied in the final weeks of the period, culminating in positive appreciations in a select number of markets such as Brazil, Indonesia and Malaysia.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may utilize currency forward contracts.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

Overall, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer term investing theses develop. During the period, we shifted out of markets that we were previously contrarian on to reallocate to positions that we believe have fundamentally attractive valuations for the medium term ahead. We also maintained our exposures to several of our strongest investment convictions and added to those types of positions as prices became cheaper during periods of heightened volatility. Despite the persistence of volatility during the period, we remained encouraged by the vast set of what we considered fundamentally attractive valuations across the global bond and currency markets. We were positioned for depreciation of the euro and the Japanese yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest rate swaps to tactically manage duration exposures.

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TEMPLETON GLOBAL BOND VIP FUND

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is an interest rate swap?

An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the Fund’s negative absolute performance was primarily attributable to currency positions. Interest rate strategies contributed to absolute return while sovereign credit exposures had a largely neutral effect. Among currencies, the Fund’s net-negative positions in the Japanese yen and the euro detracted from absolute performance. However, currency positions in Asia ex-Japan and Latin America contributed. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Latin America and Asia ex-Japan contributed to absolute performance, while negative duration exposure to U.S. Treasuries detracted.

Relative to the JPM GGBI benchmark, the Fund’s underperformance was primarily attributable to interest rate strategies followed by currency positions. Sovereign credit exposures had a largely neutral effect on relative return. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select underweighted duration exposures in Europe detracted from relative performance, as did underweighted duration exposures in Japan and the U.S. However, select duration exposures in Latin America and Asia ex-Japan contributed to relative return. Among currencies, the Fund’s underweighted positions in the Japanese yen and the euro detracted from relative performance. However, overweighted currency positions in Asia ex-Japan and Latin America contributed to relative return, as did underweighted exposure to the British pound.

Thank you for your participation in Templeton Global Bond VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Currency Breakdown*
6/30/16
% of Total Net Assets
Americas	139.5%
U.S. Dollar	103.6%
Mexican Peso	21.3%
Brazilian Real	9.4%
Chilean Peso	3.0%
Peruvian Nuevo Sol	0.1%
Asia Pacific	2.4%
Malaysian Ringgit	14.4%
Indonesian Rupiah	9.7%
Indian Rupee	6.8%
Philippine Peso	2.7%
Sri Lankan Rupee	1.2%
Singapore Dollar	0.1%
Japanese Yen	-32.5%
Europe	-33.0%
Polish Zloty	3.1%
Euro	-36.1%
Australia & New Zealand	-8.9%
Australian Dollar	-8.9%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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TEMPLETON GLOBAL BOND VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Fund-Level Expenses Incurred During Period* 1/1/16–6/30/16
Actual	$1,000	$ 981.20	$3.60
Hypothetical (5% return before expenses)	$1,000	$1,021.23	$3.67

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.73%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Semiannual Report	TGB-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Global Bond VIP Fund

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.34	$18.56	$19.15	$20.01	$18.61	$19.94

Income from investment operations[a]:

Net investment income[b]	0.29	0.52	0.58	0.64	0.72	0.87

Net realized and unrealized gains (losses)	(0.57)	(1.22)	(0.16)	(0.30)	1.99	(0.92)

Total from investment operations	(0.28)	(0.70)	0.42	0.34	2.71	(0.05)

Less distributions from:

Net investment income and net foreign currency gains	—	(1.43)	(1.01)	(0.96)	(1.28)	(1.15)

Net realized gains	(0.01)	(0.09)	—	(0.24)	(0.03)	(0.13)

Total distributions	(0.01)	(1.52)	(1.01)	(1.20)	(1.31)	(1.28)

Redemption fees	—	—	— [c]	— [c]	— [c]	— [c]

Net asset value, end of period	$16.05	$16.34	$18.56	$19.15	$20.01	$18.61

Total return[d]	(1.69)%	(4.10)%	2.12%	1.89%	15.31%	(0.61)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.52%	0.52%	0.51%	0.51%	0.55%	0.56%

Expenses net of waiver and payments by affiliates[f]	0.48%	0.52% [g]	0.51%	0.51%	0.55%	0.56%

Net investment income	3.70%	2.99%	3.08%	3.26%	3.71%	4.40%

Supplemental data

Net assets, end of period (000’s)	$278,297	$292,802	$323,491	$280,963	$307,142	$269,819

Portfolio turnover rate	26.80%	51.58%	39.14%	34.39%	43.26%	34.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TGB-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.80	$17.99	$18.60	$19.47	$18.15	$19.49

Income from investment operations[a]:

Net investment income[b]	0.26	0.46	0.52	0.57	0.65	0.79

Net realized and unrealized gains (losses)	(0.56)	(1.17)	(0.17)	(0.27)	1.94	(0.89)

Total from investment operations	(0.30)	(0.71)	0.35	0.30	2.59	(0.10)

Less distributions from:

Net investment income and net foreign currency gains	—	(1.39)	(0.96)	(0.93)	(1.24)	(1.11)

Net realized gains	(0.01)	(0.09)	—	(0.24)	(0.03)	(0.13)

Total distributions	(0.01)	(1.48)	(0.96)	(1.17)	(1.27)	(1.24)

Redemption fees	—	—	— [c]	— [c]	— [c]	— [c]

Net asset value, end of period	$15.49	$15.80	$17.99	$18.60	$19.47	$18.15

Total return[d]	(1.88)%	(4.30)%	1.83%	1.63%	15.07%	(0.87)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.77%	0.77%	0.76%	0.76%	0.80%	0.81%

Expenses net of waiver and payments by affiliates[f]	0.73%	0.77% [g]	0.76%	0.76%	0.80%	0.81%

Net investment income	3.45%	2.74%	2.83%	3.01%	3.46%	4.15%

Supplemental data

Net assets, end of period (000’s)	$2,845,200	$2,971,667	$3,177,638	$2,826,039	$2,418,229	$1,812,814

Portfolio turnover rate	26.80%	51.58%	39.14%	34.39%	43.26%	34.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.18	$18.38	$18.97	$19.82	$18.44	$19.78

Income from investment operations[a]:

Net investment income[b]	0.26	0.46	0.51	0.56	0.64	0.79

Net realized and unrealized gains (losses)	(0.57)	(1.21)	(0.18)	(0.28)	1.98	(0.91)

Total from investment operations	(0.31)	(0.75)	0.33	0.28	2.62	(0.12)

Less distributions from:

Net investment income and net foreign currency gains	—	(1.36)	(0.92)	(0.89)	(1.21)	(1.09)

Net realized gains	(0.01)	(0.09)	—	(0.24)	(0.03)	(0.13)

Total distributions	(0.01)	(1.45)	(0.92)	(1.13)	(1.24)	(1.22)

Redemption fees	—	—	— [c]	— [c]	— [c]	— [c]

Net asset value, end of period	$15.86	$16.18	$18.38	$18.97	$19.82	$18.44

Total return[d]	(1.89)%	(4.39)%	1.69%	1.54%	14.97%	(0.96)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.87%	0.87%	0.86%	0.86%	0.90%	0.91%

Expenses net of waiver and payments by affiliates[f]	0.83%	0.87% [g]	0.86%	0.86%	0.90%	0.91%

Net investment income	3.35%	2.64%	2.73%	2.91%	3.36%	4.05%

Supplemental data

Net assets, end of period (000’s)	$96,735	$103,045	$111,199	$118,145	$163,241	$151,695

Portfolio turnover rate	26.80%	51.58%	39.14%	34.39%	43.26%	34.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TGB-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2016 (unaudited)

Templeton Global Bond VIP Fund
	Principal Amount*		Value
Foreign Government and Agency Securities 73.1%
Brazil 9.4%
Letra Tesouro Nacional, Strip,
7/01/16	1,190[a]	BRL	$370,384
10/01/16	4,700[a]	BRL	1,414,899
1/01/17	46,660[a]	BRL	13,610,764
1/01/18	28,770[a]	BRL	7,476,406
1/01/19	38,960[a]	BRL	9,069,720
7/01/19	102,840[a]	BRL	22,653,959
Nota Do Tesouro Nacional,
10.00%, 1/01/21	6,620[a]	BRL	1,925,248
10.00%, 1/01/23	402,350[a]	BRL	114,324,685
10.00%, 1/01/25	48,340[a]	BRL	13,540,807
10.00%, 1/01/27	26,400[a]	BRL	7,283,180
[b] Index Linked, 6.00%, 8/15/16	14,388[a]	BRL	12,942,824
[b] Index Linked, 6.00%, 5/15/17	202[a]	BRL	181,350
[b] Index Linked, 6.00%, 8/15/18	15,665[a]	BRL	14,023,811
[b] Index Linked, 6.00%, 5/15/19	8,578[a]	BRL	7,698,535
[b] Index Linked, 6.00%, 8/15/20	1,090[a]	BRL	971,979
[b] Index Linked, 6.00%, 8/15/22	18,770[a]	BRL	16,711,621
[b] Index Linked, 6.00%, 5/15/23	5,716[a]	BRL	5,077,246
[b] Index Linked, 6.00%, 8/15/24	3,110[a]	BRL	2,793,389
[b] Index Linked, 6.00%, 5/15/45	10,825[a]	BRL	9,704,744
senior note, 10.00%, 1/01/17	113,220[a]	BRL	34,631,210
senior note, 10.00%, 1/01/19	21,390[a]	BRL	6,364,291

			302,771,052

Colombia 2.1%
Government of Colombia, senior bond,
7.75%, 4/14/21	2,386,000,000	COP	841,625
4.375%, 3/21/23	362,000,000	COP	106,348
9.85%, 6/28/27	576,000,000	COP	232,217
Titulos De Tesoreria B,
5.00%, 11/21/18	2,882,000,000	COP	950,301
7.75%, 9/18/30	71,450,000,000	COP	24,741,106
senior bond, 11.25%, 10/24/18	5,135,000,000	COP	1,921,086
senior bond, 7.00%, 5/04/22	7,908,000,000	COP	2,699,847
senior bond, 10.00%, 7/24/24	17,731,000,000	COP	7,056,364
senior bond, 7.50%, 8/26/26	47,952,000,000	COP	16,323,369
senior bond, 6.00%, 4/28/28	25,729,000,000	COP	7,737,907
senior note, 7.00%, 9/11/19	4,056,000,000	COP	1,397,178
senior note, B, 11.00%, 7/24/20	9,167,000,000	COP	3,595,649

			67,602,997

India 4.6%
Government of India,
senior bond, 7.80%, 5/03/20	270,800,000	INR	4,078,219
senior bond, 8.35%, 5/14/22	212,700,000	INR	3,265,328
senior bond, 9.15%, 11/14/24	2,409,000,000	INR	39,009,150
senior bond, 8.33%, 7/09/26	1,482,000,000	INR	23,004,175
senior bond, 8.15%, 11/24/26	2,159,000,000	INR	33,031,960
senior bond, 8.28%, 9/21/27	217,800,000	INR	3,362,982
senior bond, 8.60%, 6/02/28	747,500,000	INR	11,819,469
senior note, 7.28%, 6/03/19	28,000,000	INR	416,333

Semiannual Report	TGB-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	India (continued)
	senior note, 7.16%, 5/20/23	133,700,000	INR	$1,939,313
	senior note, 8.83%, 11/25/23	1,805,900,000	INR	28,516,766

				148,443,695

	Indonesia 5.8%
	Government of Indonesia,
	7.875%, 4/15/19	187,065,000,000	IDR	14,420,111
	6.125%, 5/15/28	37,000,000	IDR	2,467
	8.375%, 3/15/34	81,180,000,000	IDR	6,528,195
	FR31, 11.00%, 11/15/20	243,080,000,000	IDR	20,973,404
	FR34, 12.80%, 6/15/21	392,506,000,000	IDR	36,465,535
	FR35, 12.90%, 6/15/22	71,229,000,000	IDR	6,825,049
	FR36, 11.50%, 9/15/19	49,810,000,000	IDR	4,229,845
	FR39, 11.75%, 8/15/23	5,491,000,000	IDR	513,775
	FR40, 11.00%, 9/15/25	46,856,000,000	IDR	4,379,729
	FR43, 10.25%, 7/15/22	147,832,000,000	IDR	12,766,417
	FR44, 10.00%, 9/15/24	4,454,000,000	IDR	389,862
	FR46, 9.50%, 7/15/23	226,780,000,000	IDR	19,180,916
	FR47, 10.00%, 2/15/28	12,000,000	IDR	1,083
	FR48, 9.00%, 9/15/18	16,920,000,000	IDR	1,325,427
	FR61, 7.00%, 5/15/22	244,849,000,000	IDR	18,249,012
	senior bond, 5.625%, 5/15/23	258,951,000,000	IDR	17,790,944
	senior bond, 7.00%, 5/15/27	25,000,000	IDR	1,828
	senior bond, 9.00%, 3/15/29	20,350,000,000	IDR	1,718,873
	senior bond, FR53, 8.25%, 7/15/21	90,288,000,000	IDR	7,117,123
	senior bond, FR56, 8.375%, 9/15/26	42,188,000,000	IDR	3,416,549
	senior bond, FR70, 8.375%, 3/15/24	136,475,000,000	IDR	10,910,248
	senior note, 8.50%, 10/15/16	3,358,000,000	IDR	255,890

				187,462,282

	Lithuania 0.4%
c	Government of Lithuania, 144A, 7.375%, 2/11/20	10,170,000		12,020,940

	Malaysia 4.1%
	Government of Malaysia,
	3.314%, 10/31/17	153,634,000	MYR	38,373,215
	senior bond, 3.814%, 2/15/17	63,785,000	MYR	15,948,705
	senior bond, 4.24%, 2/07/18	44,360,000	MYR	11,241,942
	senior note, 3.394%, 3/15/17	125,470,000	MYR	31,305,037
	senior note, 4.012%, 9/15/17	147,790,000	MYR	37,207,119

				134,076,018

	Mexico 19.6%
	Government of Mexico,
	7.25%, 12/15/16	18,216,300[d]	MXN	100,937,589
	7.75%, 12/14/17	33,461,300[d]	MXN	191,685,973
	senior note, 8.50%, 12/13/18	55,958,000[d]	MXN	330,972,871
e	Mexican Udibonos, Index Linked,
	3.50%, 12/14/17	610,890[f]	MXN	3,458,462
	4.00%, 6/13/19	419,299[f]	MXN	2,428,177
	2.50%, 12/10/20	330,219[f]	MXN	1,828,220

				631,311,292

TGB-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Peru 0.1%
	Government of Peru, senior bond, 7.84%, 8/12/20	11,090,000	PEN	$3,691,942

	Philippines 1.4%
	Government of the Philippines,
	senior bond, 9.125%, 9/04/16	31,840,000	PHP	682,949
	senior note, 2.875%, 5/22/17	101,890,000	PHP	2,174,291
	senior note, 5.875%, 1/31/18	32,450,000	PHP	718,705
	senior note, 5.00%, 8/18/18	64,060,000	PHP	1,417,038
	senior note, 3.875%, 11/22/19	764,340,000	PHP	16,708,779
	senior note, 3.375%, 8/20/20	731,340,000	PHP	15,834,992
	senior note, 5-72, 2.125%, 5/23/18	352,258,000	PHP	7,449,464

				44,986,218

	Poland 3.1%
	Government of Poland,
	4.75%, 10/25/16	215,845,000	PLN	55,265,733
	5.75%, 9/23/22	48,750,000	PLN	14,760,339
	[g] FRN, 1.75%, 1/25/17	59,279,000	PLN	15,053,642
	[g] FRN, 1.75%, 1/25/21	60,135,000	PLN	15,040,801

				100,120,515

	Portugal 2.4%
	Government of Portugal,
	[c] 144A, 5.125%, 10/15/24	28,820,000		29,000,557
	[h] Reg S, 3.875%, 2/15/30	41,530,000	EUR	48,381,443
	[h] senior bond, Reg S, 4.95%, 10/25/23	284,900	EUR	365,856
	[h] senior bond, Reg S, 5.65%, 2/15/24	712,400	EUR	941,738

				78,689,594

	Serbia 1.4%
c	Government of Serbia, senior note, 144A,
	5.25%, 11/21/17	4,590,000		4,743,008
	4.875%, 2/25/20	6,700,000		6,922,205
	7.25%, 9/28/21	29,750,000		34,140,059

				45,805,272

	Slovenia 0.1%
c	Government of Slovenia, senior note, 144A, 5.50%, 10/26/22	2,027,000		2,306,979

	South Korea 13.0%
	Korea Monetary Stabilization Bond, senior note,
	2.46%, 8/02/16	49,449,700,000	KRW	42,943,519
	1.56%, 8/09/16	33,975,300,000	KRW	29,483,154
	2.22%, 10/02/16	9,647,500,000	KRW	8,389,786
	1.61%, 11/09/16	33,034,700,000	KRW	28,695,117
	2.07%, 12/02/16	36,552,800,000	KRW	31,821,142
	1.57%, 1/09/17	2,940,100,000	KRW	2,554,865
	1.96%, 2/02/17	16,503,100,000	KRW	14,378,201
	1.70%, 8/02/17	9,221,100,000	KRW	8,038,830
	1.56%, 10/02/17	54,756,600,000	KRW	47,689,839
	1.49%, 2/02/18	11,176,000,000	KRW	9,733,243
	Korea Treasury Bond, senior note,
	5.00%, 9/10/16	2,806,000,000	KRW	2,451,305

Semiannual Report	TGB-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	South Korea (continued)
	3.00%, 12/10/16	54,968,060,000	KRW	$48,052,254
	2.00%, 12/10/17	49,196,500,000	KRW	43,141,744
	1.75%, 12/10/18	12,303,900,000	KRW	10,806,520
	1.50%, 6/10/19	32,658,800,000	KRW	28,548,955
	2.75%, 9/10/19	1,850,000,000	KRW	1,679,675
	2.00%, 3/10/21	64,648,810,000	KRW	57,923,032
	1.375%, 9/10/21	2,884,000,000	KRW	2,513,351

				418,844,532

	Sri Lanka 1.2%
	Government of Sri Lanka,
	8.25%, 3/01/17	41,710,000	LKR	283,016
	8.00%, 6/15/17	40,210,000	LKR	269,694
	10.60%, 7/01/19	1,071,930,000	LKR	7,208,465
	10.60%, 9/15/19	704,060,000	LKR	4,712,123
	8.00%, 11/01/19	40,210,000	LKR	249,202
	9.25%, 5/01/20	153,220,000	LKR	972,179
	11.20%, 7/01/22	69,990,000	LKR	464,018
	A, 6.40%, 8/01/16	109,200,000	LKR	748,258
	A, 5.80%, 1/15/17	112,300,000	LKR	755,579
	A, 7.50%, 8/15/18	63,830,000	LKR	408,106
	A, 8.00%, 11/15/18	512,300,000	LKR	3,287,617
	A, 9.00%, 5/01/21	861,720,000	LKR	5,311,460
	A, 11.00%, 8/01/21	575,640,000	LKR	3,813,123
	B, 6.40%, 10/01/16	119,100,000	LKR	811,931
	B, 8.50%, 7/15/18	146,350,000	LKR	956,991
	C, 8.50%, 4/01/18	483,480,000	LKR	3,184,198
	D, 8.50%, 6/01/18	633,000,000	LKR	4,150,244

				37,586,204

i	Supranational 0.4%
	Inter-American Development Bank, senior note, 7.50%, 12/05/24	200,000,000	MXN	12,312,321

	Ukraine 4.0%
c	Government of Ukraine, 144A,
	7.75%, 9/01/19	4,249,000		4,206,510
	7.75%, 9/01/20	14,822,000		14,553,722
	7.75%, 9/01/21	14,769,000		14,418,605
	7.75%, 9/01/22	14,769,000		14,344,760
	7.75%, 9/01/23	14,769,000		14,289,377
	7.75%, 9/01/24	14,769,000		14,186,880
	7.75%, 9/01/25	14,769,000		14,126,770
	7.75%, 9/01/26	14,658,000		13,962,111
	7.75%, 9/01/27	14,658,000		13,910,442
	[j,k]VRI, GDP Linked Securities, 5/31/40	29,978,000		9,855,268

				127,854,445

	Total Foreign Government and Agency Securities (Cost $2,455,652,659)			2,355,886,298

TGB-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Quasi-Sovereign and Corporate Bonds 0.1%
	South Korea 0.0%†
	The Export-Import Bank of Korea, senior note, 4.625%, 2/20/17	230,000	EUR	$262,687

	Ukraine 0.1%
c,l	Ukreximbank, (BIZ Finance PLC), loan participation, senior note, 144A, 9.75%, 1/22/25	2,480,000		2,368,400

	Total Quasi-Sovereign and Corporate Bonds (Cost $2,474,227)			2,631,087

	Total Investments before Short Term Investments (Cost $2,458,126,886)			2,358,517,385

	Short Term Investments 23.8%
	Foreign Government and Agency Securities 3.1%
	Malaysia 0.3%
m	Bank of Negara Monetary Note, 9/15/16	15,520,000	MYR	3,832,081
m	Malaysia Treasury Bill, 1/20/17	16,710,000	MYR	4,098,898

				7,930,979

	Mexico 1.3%
m	Mexico Treasury Bill, 8/18/16 - 3/30/17	74,675,640[n]	MXN	40,110,408

	Philippines 1.0%
m	Philippine Treasury Bill, 7/06/16 - 6/07/17	1,587,780,000	PHP	33,529,477

	South Korea 0.5%
	Korea Monetary Stabilization Bond, senior note,
	1.57%, 7/09/16	5,579,800,000	KRW	4,840,835
	1.52%, 9/09/16	8,119,500,000	KRW	7,047,210
	1.53%, 10/08/16	5,289,000,000	KRW	4,591,575

				16,479,620

	Total Foreign Government and Agency Securities (Cost $99,521,036)			98,050,484

	Total Investments before Money Market Funds and Repurchase Agreements (Cost $2,557,647,922)			2,456,567,869

		Shares
	Money Market Funds (Cost $409,277,955) 12.7%
	United States 12.7%
j,o	Institutional Fiduciary Trust Money Market Portfolio	409,277,955		409,277,955

		Principal Amount*
	Repurchase Agreements (Cost $256,694,916) 8.0%
	United States 8.0%
p	Joint Repurchase Agreement, 0.382%, 7/01/16 (Maturity Value $256,697,640)	256,694,916		256,694,916
	BNP Paribas Securities Corp. (Maturity Value $83,254,745)
	Deutsche Bank Securities Inc. (Maturity Value $25,667,197)
	HSBC Securities (USA) Inc. (Maturity Value $141,532,811)
	Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $6,242,887)

Collateralized by U.S. Government Agency Securities, 0.187% - 5.50%, 7/18/16 - 5/06/21; U.S. Government Agency Securities, Strips, 6/01/17; and U.S. Treasury Note, 0.75% - 3.25%, 11/30/16 - 9/30/20 (valued at $261,936,697)

Semiannual Report	TGB-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Value
Total Investments (Cost $3,223,620,793) 97.0%	$3,122,540,740
Other Assets, less Liabilities 3.0%	97,691,358

Net Assets 100.0%	$3,220,232,098

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aPrincipal amount is stated in 1,000 Brazilian Real Units.

bRedemption price at maturity is adjusted for inflation. See Note 1(h).

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2016, the aggregate value of these securities was $219,356,593, representing 6.8% of net assets.

dPrincipal amount is stated in 100 Mexican Peso Units.

ePrincipal amount of security is adjusted for inflation. See Note 1(h).

fPrincipal amount is stated in Unidad de Inversion Units.

gThe coupon rate shown represents the rate at period end.

hSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2016, the aggregate value of these securities was $49,689,037, representing 1.5% of net assets.

iA supranational organization is an entity formed by two or more central governments through international treaties.

jNon-income producing.

kThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

lSee Note 1(f) regarding loan participation notes.

mThe security is traded on a discount basis with no stated coupon rate.

nPrincipal amount is stated in 10 Mexican Peso Units.

oSee Note 3(e) regarding investments in affiliated management investment companies.

pSee Note 1(c) regarding joint repurchase agreement.

TGB-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

At June 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Chilean Peso	MSCO	Buy	1,967,876,500	2,822,138		7/05/16	$149,633	$—
Chilean Peso	MSCO	Sell	1,967,876,500	2,914,293		7/05/16	—	(57,477)
Malaysian Ringgit	JPHQ	Buy	5,661,200	1,476,193		7/05/16	—	(70,731)
Malaysian Ringgit	JPHQ	Sell	5,661,200	1,380,780		7/05/16	—	(24,681)
Euro	BZWS	Buy	16,339,700	18,128,897		7/06/16	11,417	—
Euro	BZWS	Sell	16,339,700	18,109,435		7/06/16	66,567	(97,446)
Chilean Peso	DBAB	Buy	3,166,824,000	4,654,219		7/07/16	127,220	—
Chilean Peso	DBAB	Sell	3,166,824,000	4,772,907		7/07/16	—	(8,532)
Euro	DBAB	Sell	2,285,618	2,467,942		7/07/16	—	(69,643)
Japanese Yen	DBAB	Sell	770,370,000	6,512,224		7/07/16	—	(948,800)
Japanese Yen	JPHQ	Sell	1,415,975,000	11,849,064		7/07/16	—	(1,864,636)
Chilean Peso	DBAB	Buy	1,148,389,500	1,679,055		7/11/16	54,185	—
Chilean Peso	DBAB	Sell	1,148,389,500	1,730,806		7/11/16	—	(2,435)
Chilean Peso	MSCO	Buy	4,089,449,500	6,036,667		7/11/16	135,454	—
Euro	BZWS	Sell	8,485,276	9,677,525		7/11/16	255,423	—
Japanese Yen	BZWS	Sell	1,689,110,000	15,816,599		7/11/16	—	(544,439)
Malaysian Ringgit	HSBC	Buy	4,010,000	1,032,016		7/11/16	—	(36,633)
Chilean Peso	DBAB	Buy	1,148,389,500	1,689,181		7/14/16	43,565	—
Euro	JPHQ	Sell	3,907,000	4,452,788		7/14/16	113,945	—
Euro	DBAB	Sell	19,913,000	22,085,343		7/15/16	175,066	(204,545)
Euro	JPHQ	Sell	29,033,000	31,700,842		7/15/16	—	(542,398)
Japanese Yen	BZWS	Sell	1,089,820,000	9,271,907		7/15/16	—	(1,285,604)
Japanese Yen	JPHQ	Sell	708,450,000	6,021,982		7/15/16	—	(841,050)
Malaysian Ringgit	JPHQ	Buy	1,700,000	383,574		7/15/16	38,367	—
Chilean Peso	DBAB	Buy	1,231,460,000	1,817,519		7/18/16	39,862	—
Chilean Peso	MSCO	Buy	2,285,090,000	3,316,483		7/18/16	130,061	—
Euro	BZWS	Sell	1,161,439	1,306,125		7/18/16	16,119	—
Euro	GSCO	Sell	3,095,000	3,472,466		7/18/16	34,860	—
Euro	HSBC	Sell	6,919,000	7,821,065		7/18/16	136,155	—
Euro	MSCO	Sell	9,679,000	10,685,616		7/18/16	—	(64,817)
Indian Rupee	JPHQ	Buy	82,107,000	1,218,838		7/18/16	—	(6,332)
Euro	BZWS	Sell	30,339,000	33,233,341		7/19/16	—	(465,344)
Japanese Yen	HSBC	Sell	536,380,000	4,567,074		7/19/16	—	(629,693)
Japanese Yen	SCNY	Sell	707,660,000	6,072,094		7/19/16	—	(784,136)
Malaysian Ringgit	JPHQ	Buy	25,688,213	6,142,186		7/19/16	233,009	—
Euro	BZWS	Sell	8,551,980	9,552,391		7/20/16	53,025	—
Euro	HSBC	Sell	12,569,000	14,251,486		7/20/16	290,097	—
Indian Rupee	DBAB	Buy	491,655,000	7,302,787		7/20/16	—	(44,865)
Malaysian Ringgit	DBAB	Buy	11,455,000	2,644,275	EUR	7/20/16	—	(94,423)
Chilean Peso	DBAB	Buy	1,801,070,000	2,612,897		7/21/16	102,838	—
Euro	BZWS	Sell	2,638,000	2,892,343		7/21/16	—	(38,003)
Euro	UBSW	Sell	678,250	773,724		7/21/16	20,309	—
Chilean Peso	BZWS	Buy	3,010,700,000	4,416,135		7/22/16	123,104	—
Euro	BZWS	Sell	2,771,748	3,148,674		7/22/16	69,642	—
Euro	MSCO	Sell	12,182,000	13,316,753		7/22/16	—	(215,776)
Malaysian Ringgit	DBAB	Buy	12,933,000	2,660,126	EUR	7/22/16	254,385	—
Chilean Peso	DBAB	Buy	3,444,155,000	5,060,841		7/25/16	130,440	—
Euro	BZWS	Sell	744,197	836,232		7/25/16	9,438	—
Euro	DBAB	Sell	1,759,000	1,939,720		7/25/16	—	(14,507)
Euro	JPHQ	Sell	28,236,000	30,741,663		7/25/16	—	(628,174)
Indian Rupee	DBAB	Buy	79,271,000	1,179,663		7/25/16	—	(10,468)
Japanese Yen	CITI	Sell	913,412,000	7,426,235		7/25/16	—	(1,425,089)
Japanese Yen	JPHQ	Sell	1,407,000,000	11,437,165		7/25/16	—	(2,197,222)
Malaysian Ringgit	HSBC	Buy	14,613,000	3,376,776		7/25/16	249,278	—

Semiannual Report	TGB-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Chilean Peso	JPHQ	Buy	337,685,000	502,867		7/26/16	$6,068	$—
Malaysian Ringgit	HSBC	Buy	7,209,825	1,664,510		7/26/16	124,484	—
Euro	DBAB	Sell	9,260,000	10,267,408		7/27/16	77,536	(98,639)
Indian Rupee	DBAB	Buy	229,138,000	3,401,440		7/27/16	—	(22,984)
Malaysian Ringgit	DBAB	Buy	16,628,000	3,850,411	EUR	7/27/16	—	(152,228)
Malaysian Ringgit	JPHQ	Buy	9,715,000	2,481,481		7/27/16	—	(70,931)
Chilean Peso	DBAB	Buy	3,155,970,500	4,674,343		7/28/16	81,211	—
Euro	BOFA	Sell	25,428,600	28,887,907		7/28/16	633,888	—
Euro	CITI	Sell	10,044,053	11,332,905		7/28/16	186,148	(13,310)
Euro	GSCO	Sell	11,263,000	12,418,809		7/28/16	—	(95,644)
Chilean Peso	MSCO	Buy	1,967,876,500	2,908,135		7/29/16	56,866	—
Euro	BOFA	Sell	39,711,800	44,736,002		7/29/16	630,289	(20,188)
Euro	BZWS	Sell	30,572,361	33,792,253		7/29/16	—	(178,330)
Euro	CITI	Sell	4,998,400	5,466,595		7/29/16	—	(87,394)
Euro	DBAB	Sell	57,063,000	62,503,957		7/29/16	—	(901,789)
Euro	GSCO	Sell	30,376,000	33,605,273		7/29/16	—	(147,123)
Euro	HSBC	Sell	25,974,891	28,819,142		7/29/16	—	(42,947)
Euro	JPHQ	Sell	11,263,000	12,561,511		7/29/16	46,591	—
Indian Rupee	DBAB	Buy	609,812,988	9,032,794		7/29/16	—	(44,729)
Indian Rupee	HSBC	Buy	679,529,000	10,064,711		7/29/16	—	(49,097)
Indian Rupee	JPHQ	Buy	358,075,000	5,307,960		7/29/16	—	(30,274)
Japanese Yen	BZWS	Sell	1,079,470,000	8,837,430		7/29/16	—	(1,624,360)
Japanese Yen	DBAB	Sell	897,860,782	7,617,123		7/29/16	—	(1,084,583)
Malaysian Ringgit	HSBC	Buy	3,005,000	701,038		7/29/16	44,545	—
Malaysian Ringgit	JPHQ	Buy	17,021,000	4,322,245		7/29/16	—	(99,091)
Malaysian Ringgit	JPHQ	Buy	16,628,000	3,780,122	EUR	7/29/16	—	(74,650)
Chilean Peso	MSCO	Buy	1,941,852,000	2,777,447		8/03/16	147,010	—
Euro	BOFA	Sell	32,701,000	37,465,536		8/03/16	1,123,050	—
Chilean Peso	MSCO	Buy	2,286,905,000	3,437,714		8/04/16	6,087	—
Euro	BZWS	Sell	16,622,598	18,460,333		8/05/16	—	(14,655)
Euro	HSBC	Sell	11,263,000	12,433,226		8/05/16	—	(84,901)
Euro	JPHQ	Sell	5,724,900	6,320,433		8/05/16	—	(42,439)
Indian Rupee	HSBC	Buy	240,033,500	3,570,344		8/05/16	—	(36,719)
Chilean Peso	DBAB	Buy	3,166,824,000	4,762,141		8/08/16	4,993	—
Malaysian Ringgit	DBAB	Buy	143,249,150	32,381,471	EUR	8/08/16	—	(461,907)
Malaysian Ringgit	HSBC	Buy	21,208,085	5,290,119		8/08/16	—	(29,590)
Malaysian Ringgit	JPHQ	Buy	1,100,000	274,794		8/08/16	—	(1,946)
Chilean Peso	DBAB	Buy	760,285,000	1,122,192		8/09/16	22,189	—
Euro	CITI	Sell	6,421,600	7,364,227		8/09/16	225,975	—
Euro	GSCO	Sell	2,990,000	3,420,620		8/09/16	96,935	—
Indian Rupee	DBAB	Buy	457,757,494	6,785,060		8/09/16	—	(50,837)
Indian Rupee	JPHQ	Buy	60,607,000	898,807		8/09/16	—	(7,197)
Euro	CITI	Sell	7,698,954	8,456,146		8/10/16	—	(102,325)
Indian Rupee	DBAB	Buy	39,609,000	586,600		8/10/16	—	(3,998)
Japanese Yen	CITI	Sell	751,731,000	6,085,265		8/10/16	—	(1,203,106)
Malaysian Ringgit	HSBC	Buy	1,320,000	316,965		8/10/16	10,434	—
South Korean Won	HSBC	Buy	21,363,430,000	18,182,416		8/10/16	340,909	—
South Korean Won	HSBC	Sell	21,363,430,000	17,707,680		8/10/16	—	(815,646)
Euro	BOFA	Sell	2,643,000	3,022,648		8/11/16	84,475	—
Euro	DBAB	Sell	4,845,000	5,348,614		8/11/16	—	(37,482)
Euro	JPHQ	Sell	6,343,900	6,981,462		8/11/16	—	(70,933)
Euro	MSCO	Sell	4,572,000	5,225,407		8/11/16	142,801	—
Malaysian Ringgit	HSBC	Buy	2,230,000	535,993		8/11/16	17,096	—
Euro	GSCO	Sell	2,279,000	2,603,062		8/12/16	69,448	—
Euro	SCNY	Sell	629,000	718,708		8/12/16	19,435	—
Malaysian Ringgit	HSBC	Buy	6,100,000	1,427,234		8/12/16	85,656	—

TGB-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
South Korean Won	HSBC	Buy	11,980,000,000	1,262,275,045	JPY	8/12/16	$—	$(1,852,044)
Euro	DBAB	Sell	7,243,000	8,300,116		8/15/16	247,034	—
Euro	MSCO	Sell	1,962,500	2,215,790		8/15/16	33,797	—
Euro	SCNY	Sell	4,346,000	4,971,172		8/15/16	139,100	—
Chilean Peso	MSCO	Buy	2,572,200,000	3,735,785		8/16/16	133,452	—
Euro	JPHQ	Sell	3,942,000	4,456,687		8/16/16	73,640	—
Euro	MSCO	Sell	5,391,000	6,165,687		8/16/16	171,520	—
Indian Rupee	DBAB	Buy	239,338,000	3,544,031		8/16/16	—	(27,251)
Indian Rupee	HSBC	Buy	402,232,000	5,955,666		8/16/16	—	(45,357)
Japanese Yen	JPHQ	Sell	1,518,680,000	13,576,704		8/16/16	—	(1,150,524)
Chilean Peso	DBAB	Buy	2,509,219,500	3,674,090		8/17/16	100,070	—
Euro	MSCO	Sell	1,962,500	2,200,335		8/17/16	18,183	—
Singapore Dollar	BZWS	Buy	4,886,000	3,473,377		8/17/16	152,637	—
Singapore Dollar	BZWS	Sell	4,886,000	3,453,858		8/17/16	—	(172,157)
Singapore Dollar	HSBC	Buy	3,667,000	2,607,181		8/17/16	114,185	—
Chilean Peso	MSCO	Buy	2,572,200,000	3,699,091		8/18/16	169,450	—
Euro	BZWS	Sell	7,066,000	7,910,210		8/18/16	53,065	—
Japanese Yen	DBAB	Sell	838,612,000	6,811,781		8/18/16	—	(1,321,106)
Euro	DBAB	Sell	5,073,398	5,755,922		8/19/16	114,275	—
Euro	UBSW	Sell	3,245,000	3,687,245		8/19/16	78,786	—
Chilean Peso	MSCO	Buy	3,307,630,000	4,732,961		8/22/16	239,863	—
Euro	DBAB	Sell	3,964,000	4,421,366		8/22/16	12,893	—
Euro	JPHQ	Sell	23,160,581	26,068,128		8/22/16	310,611	—
Japanese Yen	HSBC	Sell	1,621,372,000	13,158,351		8/22/16	—	(2,567,865)
Japanese Yen	JPHQ	Sell	1,135,828,000	9,216,653		8/22/16	—	(1,800,114)
Chilean Peso	JPHQ	Buy	931,485,000	1,319,290		8/23/16	81,016	—
Euro	DBAB	Sell	3,887,000	4,368,599		8/23/16	45,602	—
Indian Rupee	JPHQ	Buy	378,455,000	5,551,579		8/23/16	2,729	—
Euro	GSCO	Sell	4,454,000	5,017,609		8/24/16	63,832	—
Japanese Yen	BZWS	Sell	376,247,000	3,069,400		8/24/16	—	(580,186)
Japanese Yen	DBAB	Sell	371,821,000	3,310,962		8/24/16	—	(295,692)
Euro	BOFA	Sell	2,680,925	3,004,237		8/26/16	22,271	—
Euro	JPHQ	Sell	4,730,771	5,297,574		8/26/16	35,586	—
Euro	SCNY	Sell	13,581,483	15,820,526		8/26/16	713,982	—
Japanese Yen	JPHQ	Sell	1,135,833,000	9,641,146		8/26/16	—	(1,377,138)
Euro	DBAB	Sell	9,808,244	10,968,903		8/29/16	58,099	—
Euro	JPHQ	Sell	17,833,294	20,419,019		8/29/16	581,057	—
Japanese Yen	DBAB	Sell	685,950,000	5,766,709		8/29/16	—	(888,096)
Japanese Yen	JPHQ	Sell	751,903,000	6,318,592		8/29/16	—	(976,062)
Malaysian Ringgit	JPHQ	Buy	8,340,000	1,972,564		8/30/16	94,798	—
Chilean Peso	CITI	Buy	3,039,493,000	4,371,170		8/31/16	194,841	—
Chilean Peso	DBAB	Buy	1,359,282,000	1,944,888		8/31/16	97,064	—
Euro	BZWS	Sell	13,673,773	15,143,840		8/31/16	—	(68,240)
Euro	DBAB	Sell	1,058,312	1,196,951		8/31/16	19,578	—
Euro	SCNY	Sell	11,263,000	12,662,653		8/31/16	132,559	—
Japanese Yen	BZWS	Sell	1,576,550,000	14,065,037		8/31/16	—	(1,231,363)
Japanese Yen	JPHQ	Sell	372,662,000	3,118,471		8/31/16	—	(497,264)
Euro	HSBC	Sell	18,537,726	20,481,036		9/01/16	—	(143,020)
Japanese Yen	HSBC	Sell	1,247,125,000	11,075,710		9/01/16	—	(1,024,997)
Chilean Peso	DBAB	Buy	4,798,143,500	6,901,883		9/02/16	304,744	—
Euro	DBAB	Sell	1,732,000	1,894,115		9/02/16	—	(32,890)
Chilean Peso	DBAB	Buy	1,271,380,000	1,818,856		9/06/16	90,032	—
Chilean Peso	MSCO	Buy	1,941,852,000	2,769,524		9/06/16	146,029	—
Euro	DBAB	Sell	13,545,300	14,936,912		9/06/16	45,436	(181,297)
Euro	JPHQ	Sell	20,765,000	23,527,472		9/06/16	420,850	—
Indian Rupee	JPHQ	Buy	139,661,000	2,032,911		9/06/16	12,185	—

Semiannual Report	TGB-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
South Korean Won	GSCO	Sell	44,346,000,000	37,075,495		9/07/16	$—	$(1,362,823)
Euro	GSCO	Sell	2,033,100	2,315,091		9/08/16	52,542	—
Chilean Peso	JPHQ	Buy	612,933,000	892,721		9/09/16	27,311	—
Euro	CITI	Sell	31,404,613	35,772,995		9/09/16	822,758	—
Euro	HSBC	Sell	3,999,292	4,555,573		9/09/16	104,756	—
Euro	MSCO	Sell	5,225,000	5,955,836		9/09/16	140,927	—
Euro	SCNY	Sell	2,400,751	2,734,600		9/09/16	62,800	—
Japanese Yen	BZWS	Sell	1,712,605,900	15,172,051		9/09/16	—	(1,451,075)
Chilean Peso	DBAB	Buy	1,866,989,500	2,749,009		9/12/16	52,655	—
Chilean Peso	JPHQ	Buy	1,792,000,000	2,617,166		9/13/16	71,728	—
Euro	GSCO	Sell	8,105,300	9,207,621		9/13/16	185,777	—
Australian Dollar	CITI	Sell	28,906,000	20,823,304		9/14/16	—	(677,069)
Indian Rupee	CITI	Buy	69,318,000	1,026,857		9/14/16	—	(13,059)
Indian Rupee	DBAB	Buy	258,123,000	3,822,912		9/14/16	—	(47,778)
Malaysian Ringgit	HSBC	Buy	796,554,000	192,404,348		9/14/16	4,956,588	—
Euro	BOFA	Sell	17,769,000	20,039,345		9/15/16	259,450	—
Euro	CITI	Sell	861,168	972,216		9/15/16	13,590	—
Euro	JPHQ	Sell	541,000	609,623		9/16/16	7,375	—
Japanese Yen	CITI	Sell	286,112,008	2,532,682		9/16/16	—	(245,282)
South Korean Won	CITI	Sell	11,790,000,000	9,730,131		9/19/16	—	(488,078)
South Korean Won	HSBC	Sell	35,487,000,000	29,068,644		9/19/16	—	(1,687,387)
Chilean Peso	DBAB	Buy	1,757,372,000	2,526,412		9/20/16	108,890	—
Chilean Peso	JPHQ	Buy	1,501,938,000	2,172,471		9/20/16	79,789	—
Japanese Yen	BZWS	Sell	981,707,504	8,158,168		9/20/16	—	(1,375,278)
Japanese Yen	CITI	Sell	1,866,452,000	16,830,045		9/23/16	—	(1,297,649)
Japanese Yen	MSCO	Sell	575,230,000	5,189,124		9/23/16	—	(397,729)
Japanese Yen	BZWS	Sell	983,714,840	8,775,137		9/26/16	—	(780,352)
Japanese Yen	DBAB	Sell	725,287,000	6,536,355		9/26/16	—	(508,850)
South Korean Won	HSBC	Sell	35,125,000,000	30,192,977		9/26/16	—	(247,313)
Malaysian Ringgit	HSBC	Buy	20,347,000	5,046,254		9/28/16	—	(7,124)
Philippine Peso	JPHQ	Buy	123,740,000	2,651,382		9/28/16	—	(35,591)
South Korean Won	HSBC	Sell	35,292,000,000	30,115,198		9/28/16	—	(469,245)
Chilean Peso	DBAB	Buy	1,407,243,000	2,044,371		9/30/16	63,992	—
Euro	DBAB	Sell	14,880,000	16,867,968		10/03/16	292,069	—
Australian Dollar	GSCO	Sell	127,700,540	97,063,903		10/06/16	2,152,181	—
Japanese Yen	JPHQ	Sell	1,415,975,000	12,775,637		10/06/16	—	(984,554)
Euro	JPHQ	Sell	6,370,000	7,197,399		10/07/16	100,262	—
Japanese Yen	JPHQ	Sell	1,415,975,000	11,884,369		10/07/16	—	(1,876,403)
Euro	DBAB	Sell	18,880,000	21,406,750		10/11/16	368,218	—
Japanese Yen	HSBC	Sell	2,816,800,000	23,703,454		10/11/16	—	(3,675,479)
Chilean Peso	DBAB	Buy	1,148,389,500	1,717,475		10/12/16	1,100	—
Euro	HSBC	Sell	8,692,000	9,857,684		10/13/16	171,160	—
Japanese Yen	BZWS	Sell	1,426,300,000	12,005,387		10/13/16	—	(1,859,235)
Japanese Yen	DBAB	Sell	1,406,600,000	11,843,058		10/13/16	—	(1,830,066)
Malaysian Ringgit	DBAB	Buy	60,000,000	12,390,550	EUR	10/17/16	1,039,478	—
South Korean Won	HSBC	Sell	60,991,000,000	52,676,081		10/18/16	—	(177,368)
Japanese Yen	JPHQ	Sell	652,895,000	5,559,439		10/19/16	—	(788,759)
Japanese Yen	BZWS	Sell	735,200,000	6,190,767		10/24/16	—	(959,204)
Euro	BZWS	Sell	5,604,306	6,239,134		10/27/16	—	(9,916)
Malaysian Ringgit	JPHQ	Buy	7,468,000	1,900,496		10/31/16	—	(53,055)
South Korean Won	HSBC	Sell	15,755,000,000	13,644,827		11/02/16	—	(7,712)
Euro	DBAB	Sell	224,556	250,110		11/04/16	—	(360)
Euro	DBAB	Sell	15,875,000	17,454,563		11/09/16	—	(256,004)
Japanese Yen	CITI	Sell	341,992,119	2,841,410		11/09/16	—	(486,781)
Euro	CITI	Sell	5,658,426	6,115,910		11/14/16	—	(198,046)
Euro	JPHQ	Sell	8,969,211	9,693,161		11/14/16	—	(315,135)

TGB-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	CITI	Sell	796,524,000	6,545,517	11/14/16	$—	$(1,207,715)
Japanese Yen	GSCO	Sell	490,555,000	4,525,332	11/14/16	—	(249,649)
Japanese Yen	HSBC	Sell	413,563,000	3,395,845	11/14/16	—	(629,708)
Japanese Yen	JPHQ	Sell	335,950,000	2,756,377	11/14/16	—	(513,704)
Japanese Yen	SCNY	Sell	366,681,000	3,382,728	11/14/16	—	(186,483)
South Korean Won	CITI	Sell	11,823,000,000	10,113,340	11/14/16	—	(131,677)
Australian Dollar	JPHQ	Sell	100,287,000	73,349,912	11/16/16	—	(1,080,926)
Japanese Yen	CITI	Sell	366,680,000	3,022,295	11/16/16	—	(547,208)
Japanese Yen	MSCO	Sell	300,000,000	2,471,475	11/16/16	—	(448,922)
Japanese Yen	SCNY	Sell	340,600,700	3,146,084	11/16/16	—	(169,547)
South Korean Won	CITI	Sell	13,902,000,000	11,881,036	11/16/16	—	(165,456)
Euro	DBAB	Sell	2,768,730	3,008,834	11/17/16	—	(81,026)
South Korean Won	HSBC	Sell	48,866,000,000	41,653,667	11/17/16	—	(690,078)
Euro	DBAB	Sell	2,240,000	2,430,960	11/18/16	—	(68,946)
Japanese Yen	DBAB	Sell	796,770,000	6,561,180	11/18/16	—	(1,195,758)
South Korean Won	HSBC	Sell	26,952,000,000	22,962,300	11/18/16	—	(392,311)
Australian Dollar	CITI	Sell	13,307,000	9,632,937	11/21/16	—	(241,515)
Japanese Yen	CITI	Sell	2,094,073,000	18,183,218	11/21/16	—	(2,206,170)
Malaysian Ringgit	HSBC	Buy	4,326,000	1,067,489	11/21/16	1,916	—
South Korean Won	DBAB	Sell	13,920,000,000	11,832,609	11/23/16	—	(229,318)
Japanese Yen	HSBC	Sell	207,909,000	1,911,631	11/25/16	—	(113,062)
South Korean Won	HSBC	Sell	35,277,000,000	29,594,799	11/25/16	—	(973,230)
Euro	DBAB	Sell	837,570	904,626	11/28/16	—	(30,502)
Japanese Yen	BOFA	Sell	1,085,075,000	9,933,219	11/28/16	—	(634,972)
Japanese Yen	SCNY	Sell	937,086,000	8,597,316	11/28/16	—	(529,521)
Malaysian Ringgit	HSBC	Buy	3,317,000	809,716	11/30/16	10,009	—
Euro	GSCO	Sell	463,000	496,405	12/02/16	—	(20,607)
South Korean Won	HSBC	Sell	42,561,000,000	35,916,456	12/02/16	—	(962,767)
Japanese Yen	HSBC	Sell	2,052,400,000	19,199,252	12/09/16	—	(799,593)
Australian Dollar	JPHQ	Sell	29,260,000	20,823,728	12/12/16	—	(872,818)
Japanese Yen	CITI	Sell	2,595,800,000	24,453,268	12/12/16	—	(843,744)
Australian Dollar	JPHQ	Sell	43,169,000	31,855,053	12/13/16	—	(154,028)
Japanese Yen	DBAB	Sell	595,700,000	5,630,541	12/13/16	—	(175,017)
Japanese Yen	HSBC	Sell	1,798,900,000	16,986,780	12/13/16	—	(544,894)
Japanese Yen	JPHQ	Sell	1,666,680,000	15,731,782	12/13/16	—	(511,306)
Australian Dollar	CITI	Sell	29,097,000	21,477,078	12/14/16	—	(97,105)
Australian Dollar	JPHQ	Sell	14,544,000	10,411,759	12/14/16	—	(371,996)
Euro	MSCO	Sell	1,412,000	1,567,461	12/14/16	—	(10,019)
Malaysian Ringgit	JPHQ	Buy	13,361,013	3,270,350	12/14/16	29,963	—
Euro	JPHQ	Sell	5,095,000	5,670,378	12/15/16	—	(21,964)
South Korean Won	CITI	Sell	8,844,000,000	7,525,528	12/15/16	—	(137,631)
Japanese Yen	HSBC	Sell	1,455,540,000	13,828,045	12/16/16	—	(359,121)
South Korean Won	DBAB	Sell	13,919,000,000	11,838,099	12/20/16	—	(222,335)
Malaysian Ringgit	JPHQ	Buy	5,661,200	1,373,578	1/05/17	23,649	—
Japanese Yen	GSCO	Sell	329,010,000	2,808,307	1/10/17	—	(401,832)
Japanese Yen	JPHQ	Sell	1,415,975,000	12,041,525	1/10/17	—	(1,774,092)
Euro	BZWS	Sell	6,181,000	6,804,230	1/11/17	—	(108,846)
Euro	CITI	Sell	5,040,000	5,555,718	1/13/17	—	(81,662)
Euro	SCNY	Sell	15,572,000	17,132,314	1/13/17	—	(285,400)
Japanese Yen	CITI	Sell	138,680,000	1,190,938	1/17/17	—	(162,533)
Japanese Yen	SCNY	Sell	415,980,000	3,561,503	1/17/17	—	(498,326)
Euro	JPHQ	Sell	27,973,000	30,980,237	1/19/17	—	(315,729)
Japanese Yen	JPHQ	Sell	652,895,000	5,639,417	1/19/17	—	(733,131)
Euro	DBAB	Sell	6,791,000	7,496,824	1/23/17	—	(102,088)
Euro	JPHQ	Sell	300,000	331,089	1/23/17	—	(4,601)
Japanese Yen	DBAB	Sell	858,140,000	7,434,611	1/23/17	—	(942,549)

Semiannual Report	TGB-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	GSCO	Sell	4,711,000	5,169,804	1/27/17	$—	$(102,485)
Japanese Yen	GSCO	Sell	944,420,000	8,062,147	1/27/17	—	(1,158,742)
Japanese Yen	JPHQ	Sell	490,100,000	4,183,918	1/27/17	—	(601,196)
Japanese Yen	DBAB	Sell	8,368,505,770	71,452,406	1/30/17	—	(10,263,615)
Japanese Yen	HSBC	Sell	1,162,462,488	9,927,092	1/31/17	—	(1,424,466)
Euro	BZWS	Sell	7,003,000	7,935,274	2/08/17	94,202	—
Japanese Yen	JPHQ	Sell	1,719,500,000	14,857,666	2/08/17	—	(1,938,750)
Japanese Yen	SCNY	Sell	1,720,000,000	14,894,096	2/08/17	—	(1,907,204)
Euro	CITI	Sell	6,572,000	7,450,118	2/09/17	91,335	—
Euro	GSCO	Sell	2,045,000	2,308,396	2/09/17	18,574	—
Japanese Yen	BZWS	Sell	1,720,220,000	14,916,280	2/09/17	—	(1,887,836)
Japanese Yen	CITI	Sell	366,860,000	3,181,787	2/09/17	—	(401,917)
Japanese Yen	JPHQ	Sell	1,723,960,000	14,912,633	2/09/17	—	(1,928,018)
Euro	DBAB	Sell	1,738,000	1,957,544	2/10/17	11,399	—
Euro	HSBC	Sell	1,800,000	2,025,432	2/10/17	9,861	—
Euro	BZWS	Sell	6,341,000	7,266,152	2/13/17	164,905	—
Euro	GSCO	Sell	2,038,000	2,324,074	2/16/17	41,461	—
Euro	SCNY	Sell	657,000	748,606	2/16/17	12,748	—
Japanese Yen	CITI	Sell	2,056,230,000	18,507,416	2/16/17	—	(1,584,627)
Japanese Yen	GSCO	Sell	1,205,250,280	10,779,075	2/16/17	—	(997,788)
Japanese Yen	HSBC	Sell	1,035,240,000	9,188,657	2/16/17	—	(926,985)
Japanese Yen	JPHQ	Sell	1,034,700,000	9,137,311	2/16/17	—	(973,054)
Malaysian Ringgit	HSBC	Buy	4,899,000	1,146,904	2/21/17	59,811	—
Euro	BZWS	Sell	9,798,000	11,006,583	2/22/17	29,971	—
Japanese Yen	BZWS	Sell	343,460,000	3,106,268	2/27/17	—	(251,250)
Japanese Yen	HSBC	Sell	1,131,678,000	10,219,095	2/27/17	—	(843,705)
Euro	BOFA	Sell	2,694,506	3,004,590	2/28/17	—	(14,755)
Euro	DBAB	Sell	1,530,900	1,708,714	2/28/17	—	(6,745)
Euro	DBAB	Sell	2,579,651	2,881,651	3/01/17	—	(9,107)
Japanese Yen	DBAB	Sell	229,660,000	2,063,933	3/01/17	—	(181,303)
Japanese Yen	JPHQ	Sell	848,300,000	7,609,846	3/03/17	—	(684,090)
Japanese Yen	HSBC	Sell	400,800,000	3,569,012	3/06/17	—	(350,128)
Euro	DBAB	Sell	1,536,000	1,702,687	3/07/17	—	(18,963)
Malaysian Ringgit	JPHQ	Buy	14,772,000	3,578,142	3/20/17	56,341	—
Malaysian Ringgit	HSBC	Buy	36,880,000	8,974,328	3/22/17	98,813	—
Japanese Yen	JPHQ	Sell	285,510,329	2,593,756	3/24/17	—	(200,045)
Philippine Peso	JPHQ	Buy	17,950,000	377,061	3/29/17	—	(231)
Japanese Yen	JPHQ	Sell	172,207,000	1,537,617	3/31/17	—	(147,982)
Malaysian Ringgit	HSBC	Buy	7,790,000	1,927,979	3/31/17	—	(12,219)
Malaysian Ringgit	JPHQ	Buy	3,956,000	1,010,447	4/11/17	—	(38,007)
Japanese Yen	CITI	Sell	261,800,000	2,460,526	4/13/17	—	(103,523)
Japanese Yen	BOFA	Sell	700,840,000	6,516,817	4/18/17	—	(348,699)
Japanese Yen	JPHQ	Sell	1,233,160,000	11,517,702	4/20/17	—	(563,571)
Japanese Yen	JPHQ	Sell	917,650,000	8,509,247	4/21/17	—	(481,376)
South Korean Won	HSBC	Sell	46,898,000,000	41,144,010	4/25/17	510,334	—
South Korean Won	HSBC	Sell	13,067,000,000	11,402,766	4/26/17	81,179	—
Indonesian Rupiah	JPHQ	Buy	1,721,000,000,000	122,316,987	5/03/17	1,237,891	—
Japanese Yen	BOFA	Sell	1,105,661,700	10,312,085	5/18/17	—	(533,720)
Japanese Yen	CITI	Sell	1,104,534,000	10,296,525	5/18/17	—	(538,217)
Japanese Yen	BOFA	Sell	1,102,846,375	10,244,741	5/19/17	—	(573,933)
Japanese Yen	HSBC	Sell	1,106,730,400	10,280,821	5/19/17	—	(575,955)
Japanese Yen	BOFA	Sell	1,105,842,500	10,234,033	5/22/17	—	(615,496)
Japanese Yen	JPHQ	Sell	715,709,000	6,644,716	5/22/17	—	(377,175)
Malaysian Ringgit	HSBC	Buy	298,500	72,224	5/23/17	1,025	—
Japanese Yen	CITI	Sell	1,370,500,000	12,982,646	6/08/17	—	(473,748)
Japanese Yen	CITI	Sell	310,702,000	2,980,098	6/16/17	—	(71,660)

TGB-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	JPHQ	Sell	702,800,000	6,738,029	6/16/17	$—	$(164,969)
Japanese Yen	DBAB	Sell	1,453,310,000	13,915,662	6/19/17	—	(360,875)
Japanese Yen	CITI	Sell	1,086,780,000	10,588,528	6/20/17	—	(87,896)
Philippine Peso	JPHQ	Buy	251,010,000	5,332,696	6/21/17	—	(82,395)
Japanese Yen	DBAB	Sell	1,455,820,000	14,145,161	6/22/17	—	(157,963)

Total Forward Exchange Contracts						$26,393,217	$(121,021,815)

Net unrealized appreciation (depreciation)							$(94,628,598)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

*In U.S. dollars unless otherwise indicated.

See Abbreviations on page TGB-37.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

At June 30, 2016, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts
Description	Counterparty / Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 0.926%	LCH	$183,490,000	10/17/17	$—	$(660,008)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.775%	CME	13,090,000	10/04/23	—	(1,542,641)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.795%	CME	13,090,000	10/04/23	—	(1,561,802)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.765%	CME	13,090,000	10/07/23	—	(1,532,664)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.731%	LCH	34,000,000	7/07/24	—	(4,349,405)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.914%	LCH	114,670,000	1/22/25	—	(6,871,359)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.970%	LCH	143,340,000	1/23/25	—	(9,263,673)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.973%	LCH	84,590,000	1/27/25	—	(5,486,360)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.937%	LCH	21,150,000	1/29/25	—	(1,304,134)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.942%	LCH	17,910,000	1/30/25	—	(1,108,943)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.817%	LCH	28,210,000	2/03/25	—	(1,438,799)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.668%	CME	6,370,000	10/04/43	—	(2,731,909)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.687%	CME	6,370,000	10/04/43	—	(2,759,338)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.675%	CME	6,370,000	10/07/43	—	(2,740,936)

Total Centrally Cleared Swap Contracts				—	(43,351,971)

OTC Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.558%	JPHQ	3,240,000	3/04/21	—	(423,880)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.523%	DBAB	14,630,000	3/28/21	—	(1,885,719)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.347%	CITI	7,460,000	2/25/41	—	(4,120,780)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.349%	JPHQ	7,460,000	2/25/41	—	(4,125,040)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.320%	JPHQ	5,600,000	2/28/41	—	(3,069,988)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.299%	JPHQ	1,870,000	3/01/41	—	(1,013,233)

Total OTC Swap Contracts				—	(14,638,640)

Total Interest Rate Swap Contracts				—	(57,990,611)

Net unrealized appreciation (depreciation)					$(57,990,611)

See Abbreviations on page TGB-37.

TGB-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Templeton Global Bond VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,557,647,922
Cost - Non-controlled affiliates (Note 3e)	409,277,955
Cost - Repurchase agreements	256,694,916

Total cost of investments	$3,223,620,793

Value - Unaffiliated issuers	$2,456,567,869
Value - Non-controlled affiliates (Note 3e)	409,277,955
Value - Repurchase agreements	256,694,916

Total value of investments	3,122,540,740
Cash	29,974,182
Restricted cash (Note 1e)	1,600,000
Foreign currency, at value (cost $4,964,407)	4,990,093
Receivables:
Investment securities sold	6,752,572
Capital shares sold	3,131,452
Interest	33,722,605
Due from brokers	135,469,596
Variation margin	841,495
Unrealized appreciation on OTC forward exchange contracts	26,393,217
Other assets	1,549

Total assets	3,365,417,501

Liabilities:
Payables:
Capital shares redeemed	1,655,124
Management fees	1,084,565
Distribution fees	1,233,441
Due to Brokers	1,600,000
Unrealized depreciation on OTC forward exchange contracts	121,021,815
Unrealized depreciation on OTC swap contracts	14,638,640
Deferred tax	2,704,577
Accrued expenses and other liabilities	1,247,241

Total liabilities	145,185,403

Net assets, at value	$3,220,232,098

Net assets consist of:
Paid-in capital	$3,609,495,955
Undistributed net investment income	16,213,348
Net unrealized appreciation (depreciation)	(254,899,959)
Accumulated net realized gain (loss)	(150,577,246)

Net assets, at value	$3,220,232,098

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2016 (unaudited)

Templeton Global Bond VIP Fund

Class 1:
Net assets, at value	$278,296,990

Shares outstanding	17,342,308

Net asset value and maximum offering price per share	$16.05

Class 2:
Net assets, at value	$2,845,199,990

Shares outstanding	183,652,651

Net asset value and maximum offering price per share	$15.49

Class 4:
Net assets, at value	$96,735,118

Shares outstanding	6,099,715

Net asset value and maximum offering price per share	$15.86

TGB-24	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2016 (unaudited)

Templeton Global Bond VIP Fund
Investment income:
Interest (net of foreign taxes $2,033,094)	$62,874,141
Inflation principal adjustments	4,162,464

Total investment income	67,036,605

Expenses:
Management fees (Note 3a)	7,336,218
Distribution fees: (Note 3c)
Class 2	3,537,960
Class 4	171,420
Custodian fees (Note 4)	636,673
Reports to shareholders	213,242
Professional fees	70,147
Trustees’ fees and expenses	7,898
Other	82,559

Total expenses	12,056,117
Expense reductions (Note 4)	(16,136)
Expenses waived/paid by affiliates (Note 3e)	(629,909)

Net expenses	11,410,072

Net investment income	55,626,533

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(80,174,616)
Foreign currency transactions	(65,130,361)
Swap contracts	(5,253,316)

Net realized gain (loss)	(150,558,293)

Net change in unrealized appreciation (depreciation) on:
Investments	190,576,925
Translation of other assets and liabilities denominated in foreign currencies	(114,540,381)
Swap contracts	(42,663,972)
Change in deferred taxes on unrealized appreciation	(1,318,225)

Net change in unrealized appreciation (depreciation)	32,054,347

Net realized and unrealized gain (loss)	(118,503,946)

Net increase (decrease) in net assets resulting from operations	$(62,877,413)

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Global Bond VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$55,626,533	$97,606,372
Net realized gain (loss)	(150,558,293)	69,448,149
Net change in unrealized appreciation (depreciation)	32,054,347	(322,119,799)

Net increase (decrease) in net assets resulting from operations	(62,877,413)	(155,065,278)

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	—	(24,254,176)
Class 2	—	(245,964,961)
Class 4	—	(8,346,133)
Net realized gains:
Class 1	(230,623)	(1,526,914)
Class 2	(2,445,769)	(15,975,209)
Class 4	(81,295)	(550,981)

Total distributions to shareholders	(2,757,687)	(296,618,374)

Capital share transactions: (Note 2)
Class 1	(9,159,882)	8,052,024
Class 2	(68,229,811)	193,114,598
Class 4	(4,257,897)	5,703,235

Total capital share transactions	(81,647,590)	206,869,857

Net increase (decrease) in net assets	(147,282,690)	(244,813,795)
Net assets:
Beginning of period	3,367,514,788	3,612,328,583

End of period	$3,220,232,098	$3,367,514,788

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$16,213,348	$(39,413,185)

TGB-26	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Global Bond VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Semiannual Report	TGB-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2016.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include

TGB-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

e. Restricted Cash

At June 30, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

Semiannual Report	TGB-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statement of Operations.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TGB-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,095,974	$17,496,721	3,348,667	$58,944,948
Shares issued in reinvestment of distributions	14,671	230,623	1,514,753	25,781,090
Shares redeemed	(1,684,007)	(26,887,226)	(4,380,221)	(76,674,014)

Net increase (decrease)	(573,362)	$(9,159,882)	483,199	$8,052,024

Class 2 Shares:
Shares sold	6,966,062	$107,599,786	15,666,500	$268,873,539
Shares issued in reinvestment of distributions	161,118	2,445,769	15,904,078	261,940,170
Shares redeemed	(11,574,219)	(178,275,366)	(20,123,134)	(337,699,111)

Net increase (decrease)	(4,447,039)	$(68,229,811)	11,447,444	$193,114,598

Class 4 Shares:
Shares sold	376,857	$5,953,469	1,068,838	$18,598,516
Shares issued in reinvestment of distributions	5,231	81,295	527,080	8,897,114
Shares redeemed	(651,097)	(10,292,661)	(1,276,578)	(21,792,395)

Net increase (decrease)	(269,009)	$(4,257,897)	319,340	$5,703,235

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the period ended June 30, 2016, the effective management fee rate was 0.458% of the Fund’s average daily net assets.

Semiannual Report	TGB-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

3. Transactions with Affiliates (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	420,632,565	339,715,815	(351,070,425)	409,277,955	$409,277,955	$—	$—	2.1%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,242,512,437

Unrealized appreciation	$74,103,507
Unrealized depreciation	(194,075,204)

Net unrealized appreciation (depreciation)	$(119,971,697)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and inflation related adjustments on foreign securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $819,373,666 and $596,492,510, respectively.

TGB-32	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

7. Credit Risk

At June 30, 2016, the Fund had 19.1% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At June 30, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$—	[a]	Variation margin	$43,351,971	[a]
	Unrealized appreciation on OTC swap contracts	—		Unrealized depreciation on OTC swap contracts	14,638,640
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	26,393,217		Unrealized depreciation on OTC forward exchange contracts	121,021,815
Value Recovery Instruments	Investments in securities, at value	9,855,268

Totals		$36,248,485			$179,012,426

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swaps contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Period	Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Swap contracts	$(5,253,316)	Swap contracts	$(42,663,972)
Foreign exchange contracts	Foreign currency transactions	(59,110,552)[a]	Translation of other assets and liabilities denominated in foreign currencies	(116,352,198)[a]
Value Recovery Instruments	Investments	—	Investments	(2,248,351)

Totals		$(64,363,868)		$(161,264,521)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

Semiannual Report	TGB-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

9. Other Derivative Information (continued)

At June 30, 2016, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$26,393,217	$121,021,815
Swap Contracts	—	14,638,640

Total	$26,393,217	$135,660,455

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BOFA	$2,753,423	$(2,741,763)	$—	$630,000	$641,660
BZWS	1,099,515	(1,099,515)	—	—	—
CITI	1,534,647	(1,534,647)	—	—	—
DBAB	4,186,118	(4,186,118)	—	—	—
GSCO	2,715,610	(2,715,610)	—	590,000	590,000
HSBC	7,418,291	(7,418,291)	—	—	—
JPHQ	3,684,761	(3,684,761)	—	—	—
MSCO	1,821,133	(1,194,740)	—	380,000	1,006,393
SCNY	1,080,624	(1,080,624)	—	—	—
UBSW	99,095	—	—	—	99,095

Total	$26,393,217	$(25,656,069)	$—	$1,600,000	$2,337,148

TGB-34	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

At June 30, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
BOFA	$2,741,763	$(2,741,763)	$—	$—	$—
BZWS	14,983,119	(1,099,515)	—	(13,840,000)	43,604
CITI	19,441,972	(1,534,647)	—	(17,907,325)	—
DBAB	25,578,613	(4,186,118)	—	(21,392,495)	—
GSCO	4,536,693	(2,715,610)	—	—	1,821,083
HSBC	23,228,359	(7,418,291)	—	(13,830,000)	1,980,068
JPHQ	39,594,579	(3,684,761)	—	(35,909,818)	—
MSCO	1,194,740	(1,194,740)	—	—	—
SCNY	4,360,617	(1,080,624)	—	(3,279,993)	—
UBSW	—	—	—	—	—

Total	$135,660,455	$(25,656,069)	$—	$(106,159,631)	$3,844,755

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

For the period ended June, 30 2016, the average month end fair value of derivatives represented 5.6% of average month end net assets. The average month end number of open derivative contracts for the period was 402.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page TGB-37

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities[a]	$—	$2,355,886,298	$—	$2,355,886,298
Quasi-Sovereign and Corporate Bonds[a]	—	2,631,087	—	2,631,087
Short Term Investments	409,277,955	354,745,400	—	764,023,355

Total Investments in Securities	$409,277,955	$2,713,262,785	$—	$3,122,540,740

Other Financial Instruments
Forward Exchange Contracts	$—	$26,393,217	$—	$26,393,217

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$121,021,815	$—	$121,021,815
Swap Contracts	—	57,990,611	—	57,990,611

Total Other Financial Instruments	$—	$179,012,426	$—	$179,012,426

aFor detailed categories, see the accompanying Statement of Investments.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio

BOFA	Bank of America Corp.	BRL	Brazilian Real	BBA	British Bankers Association

BZWS	Barclays Bank PLC	COP	Colombian Peso	FRN	Floating Rate Note

CITI	Citigroup, Inc.	EUR	Euro	GDP	Gross Domestic Product

CME	Chicago Mercantile Exchange	IDR	Indonesian Rupiah	LIBOR	London InterBank Offered Rate

DBAB	Deutsche Bank AG	INR	Indian Rupee	VRI	Value Recovery Instrument

GSCO	Goldman Sachs Group, Inc.	JPY	Japanese Yen

HSBC	HSBC Bank USA N.A.	KRW	South Korean Won

JPHQ	JP Morgan Chase & Co.	LKR	Sri Lankan Rupee

LCH	London Clearing House	MXN	Mexican Peso

MSCO	Morgan Stanley	MYR	Malaysian Ringgit

SCNY	Standard Chartered Bank	PEN	Peruvian Nuevo Sol

UBSW	UBS AG	PHP	Philippine Peso

		PLN	Polish Zloty

Semiannual Report	TGB-37

Templeton Growth VIP Fund

This semiannual report for Templeton Growth VIP Fund covers the period ended June 30, 2016.

Class 2 Performance Summary as of June 30, 2016

The Fund’s Class 2 shares had a -3.26% total return* for the six-month period ended June 30, 2016.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TG-1

TEMPLETON GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller and midsized-company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. Value securities may not increase in price as anticipated or may decline further in value. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investments from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s new benchmark, the MSCI All Country World Index (ACWI) returned +1.58%, while its old benchmark, the MSCI World Index returned +1.02% for the period under review.1 We believe the new index better represents the Fund’s investable universe and is more in line with the Fund’s mandates.

Economic and Market Overview

The global economy expanded during the six months under review. An improvement in commodity prices including a rally in crude oil prices, accommodative monetary policy from various global central banks, finalization of the new debt deal for Greece and encouraging Chinese trade data toward period-end boosted market sentiment. However, global equity market volatility increased after the U.S. Federal Reserve’s (Fed’s) June decision to keep its federal funds target range unchanged, while providing a cautious stance on further interest rate hikes. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (EU), also known as the “Brexit,” contributed to volatile global stock markets.

Oil prices fell at the beginning of the review period, largely due to strong global supply, but recovered in the period’s second half amid oilfield outages and continued demand growth. Meanwhile, commodity prices increased for most of the review period as oversupply for a host of commodities shrank and the market appeared to be on the path of rebalancing after hitting a glut-induced bottom earlier in the year. Gold prices continued to rise following the Brexit referendum as some investors turned to safe haven investing. The U.S. dollar generally depreciated against most currencies during the period, which increased returns of many foreign assets in U.S. dollar terms. In this environment, global developed market stocks overall, as measured by the MSCI World Index, rose slightly during the period.

The U.S. economy grew moderately, as measured by gross domestic product (GDP) in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and nonresidential fixed investment contributed to the moderation. The Fed maintained its target interest rate during the review period after raising it for the first time in nine years at its December meeting. The Fed kept its target rate unchanged in its June meeting mainly due to a substantial slowdown in job additions toward period-end. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

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TEMPLETON GROWTH VIP FUND

In Europe, slower U.K. economic growth continued in 2016’s first quarter as output slowed in construction, production and agriculture. Immediate effects of the Brexit materialized as U.K. stocks significantly declined and the pound sterling hit a three-decade low amid intensified selling. Credit rating agencies Standard & Poor’s and Fitch also downgraded the U.K.’s credit rating. In the eurozone, despite investors’ concerns about banking sector weakness, low corporate earnings and post-Brexit political repercussions, some regions benefited due to rising consumer spending resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone’s annual inflation rate remained in negative territory for most of the review period; however, it rose marginally above zero in June.

Japan’s economy posted mixed results, contracting in 2015’s fourth quarter stemming from declining private and household consumption. However, the economy expanded during 2016’s first quarter as private consumption increased and business investment decreased less than initially believed. The Bank of Japan (BOJ) took several actions during the review period. In January, to boost lending and support inflation, the BOJ introduced a negative interest rate on excess reserves held at the central bank by financial institutions. In April, the BOJ further reduced its GDP and inflation forecasts for fiscal year 2016, and decided against additional quantitative easing measures. However, after the U.K.’s vote in June to leave the EU, the BOJ hinted at carrying out flexible open market operations to stabilize its financial markets.

In emerging markets, economic growth generally moderated during the review period. Brazil’s economy witnessed its longest recession since the 1930s amid political and economic turmoil, while Russia’s economy continued to contract. The Bank of Russia reduced its key interest rate in an attempt to revive its economy. China’s economic growth slowed marginally in 2016’s first quarter compared to the previous quarter, but remained largely in line with the government’s target. The People’s Bank of China cut its cash reserve requirement ratio for the country’s banks and effectively devalued the renminbi against the U.S. dollar to the lowest level in more than five years. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period.2

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the

Top 10 Holdings
6/30/16
Company Sector/Industry	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	4.3%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.8%
Citigroup Inc. Banks, U.S.	2.4%
Teva Pharmaceutical Industries Ltd. Pharmaceuticals, Israel	2.3%
Microsoft Corp. Software, U.S.	2.3%
Amgen Inc. Biotechnology, U.S.	2.2%
Total SA Oil, Gas & Consumable Fuels, France	2.0%
Oracle Corp. Software, U.S.	1.9%
BP PLC Oil, Gas & Consumable Fuels, U.K.	1.7%
Cisco Systems Inc. Communications Equipment, U.S.	1.7%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

Global equities finished the period slightly higher during the period under review, recouping losses early in the period and weathering late volatility related to the U.K.’s Brexit referendum. Investors also evaluated modest economic improvements and sustained policy resolve against continued global deflationary pressures, Chinese financial volatility and mounting uncertainty about the future of Europe. The Fund trailed its benchmark, the MSCI ACWI, during the period as the increasingly uncertain, low-conviction environment continued to primarily favor expensive momentum stocks, pressuring the Fund’s value-oriented holdings.

At the sector level, stock selection and an overweighted allocation in the financials sector was among the Fund’s largest

2. Please see Index Descriptions following the Fund Summaries.

Semiannual Report	TG-3

TEMPLETON GROWTH VIP FUND

relative detractors, pressured by European banks that faltered in the wake of the U.K.’s Brexit vote.3 Moreover, the European financials sector accounted for most of the Fund’s biggest detractors. We maintained exposure to select European banks in recent quarters based on their historically cheap valuations and our view that they are showing solid restructuring and recapitalization progress in a stabilizing regulatory environment. We were also encouraged by European banks’ ability to adjust business models to increase fee-based income and manage the margin challenges associated with a low-to-negative interest rate environment. We believe European banks today are far better capitalized and supported by policymakers than they were in the crises of 2008 and 2011, and have passed stress tests that subject their balance sheets to highly adverse conditions. The major tail risk for the sector is a potential eurozone breakup; while we believe this remains a low probability event, we will continue to monitor and assess the situation as it would likely require a broad portfolio repositioning before the risk is fully priced.

In health care, stock selection and a slightly overweighted allocation also detracted from the Fund’s relative returns.4 Additionally, the sector held one of the Fund’s largest detractors, U.S. biotechnology firm Allergan. Pfizer cancelled its planned acquisition of Allergan after the U.S. government issued new rules related to mergers that could result in the reduction of a company’s tax rate. Nonetheless, we believe these events will eventually support the stock given Allergan’s double-digit organic growth potential and robust free cash flow yield. The company is also in the process of selling its generics business to Israeli pharmaceuticals firm Teva Pharmaceutical Industries (also a detractor from the Fund’s returns), which should increase cash flow and provide flexibility to support earnings growth over and above the currently healthy sales growth expectations.

In 2015, the Fund reduced holdings in health care to realize profits throughout the year. However, opportunities began to resurface in 2016 as the market reacted to fears of political interference with drug pricing and corporate tax strategy. We believe such fears are generally overstated, but nonetheless have attempted to address these concerns within the Fund by focusing our investments on what we consider well-run, highly innovative companies capable of dealing with pricing and competitive pressures on a case-by-case basis. Within health care, we continue to favor firms we believe have sound business models, solid product portfolios, attractive research and development pipelines, and the ability to grow revenues, increase cash flows and generate high capital returns for shareholders through dividends and buybacks. We see little direct threat to our pharmaceuticals holdings from Brexit and will continue using volatility to selectively increase exposure where warranted.

The Fund’s stock selection and an underweighted allocation in industrials also detracted, pressured by German airline Deutsche Lufthansa.5 Shares of Deutsche Lufthansa declined after management highlighted the need to reduce fares and curb capacity to remain competitive with discount airlines. Management has continued to aggressively restructure to preserve profitability in this environment, though cost-cutting efforts have met stiff resistance from labor unions. Encouragingly, the company reported some recent progress in labor negotiations—though a breakthrough has remained elusive—and management bolstered its credibility with investors through a sensible strategic vision and restructuring initiatives. Although, in our analysis, the stock remained cheap, we recognized that this is a cyclical industry that will need to closely manage supply after a period of strong demand. Further, even though longer term cyclical risks were beginning to increase, a number of shorter term catalysts existed, including progress with labor negotiations and restructuring initiatives, and we will continue to monitor Lufthansa closely should future strength create opportunities.

Stock selection and an underweighting in the defensive consumer staples sector also detracted from the Fund’s relative returns during a period of rising risk aversion.6 Investors seeking safety and quality in an uncertain environment crowded into consumer staples, bidding up valuations to near-record levels relative to more cyclical parts of the market. We found scarce long-term value in a competitive, commoditized, low-margin industry trading at what we considered historically high valuations.

Turning to the Fund’s relative contributors, stock selection and an overweighting in the energy sector aided returns.7 Most of the Fund’s biggest contributors during the period were in the sector, led by U.S. oilfield services firm Halliburton, U.K. oil

3. The financials sector comprises banks, capital markets, consumer finance and insurance in the SOI.

4. The health care sector comprises biotechnology, health care equipment and supplies, life sciences tools and services, and pharmaceuticals in the SOI.

5. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, construction and engineering, industrial conglomerates and machinery in the SOI.

6. The consumer staples sector comprises food and staples retailing in the SOI.

7. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

TG-4	Semiannual Report

TEMPLETON GROWTH VIP FUND

and gas producer Royal Dutch Shell and U.S. oil and gas exploration and production firm Apache. We believe the energy sector exemplifies how the Fund has been able to successfully adapt to changing circumstances to position the portfolio for positive long-term performance. In 2014, the Fund’s energy holdings were slightly overweighted as Saudi Arabia declined to cut output in a bid to protect market share, eventually pushing oil prices significantly lower. Although our long-term oil price assumptions were already below the market’s, we used these events to reassess our forecasts and reduced our price target even further, ensuring that companies in the Fund are those we believe have the financial capacity to sustain a period of low energy prices over a longer term.

Over the past year we continued to see value in select energy stocks, and we added to our exposure during the lows of the first quarter of 2016. At period-end, the Fund was significantly overweighted in energy. This is a sector that we believed would be generally insulated—even during events similar to Brexit. We continued to believe a modest downturn in global gross domestic product and a somewhat softer demand from the U.K. or the eurozone are unlikely to materially impact oil prices. At the stock level, earnings recovered from trough levels as companies slashed capital expenditures and focused on harvesting growth from the previous investment cycle.

Stock selection and an underweighted allocation in the information technology sector also supported the Fund’s relative returns, led by South Korean semiconductor and consumer electronics manufacturer Samsung Electronics.8 Shares of the company increased as analysts upgraded earnings forecasts following strong sales of the Galaxy S7 smartphone, better-than-expected semiconductor pricing, growing memory storage demand and an indication by Apple that it may use Samsung as its primary vendor for new iPhone displays. The stock also benefited from an intergenerational leadership transition that supports deployment of the company’s cash holdings. Management recently announced a share repurchase and treasury stock cancellation plan and targeted an increase in capital investment in 2016. Although we believe Samsung, given its maturity, is unlikely to generate the rate of growth it has achieved in the past, with its improving cash flow dynamics, more generous shareholder returns, industry leading technology, market share, profitability and research and development capabilities, we believe Samsung remains an attractive investment over the Fund’s long-term horizon. More generally, every major tier in the technology sector—computer, storage, networking, database, apps—is being disrupted by a new set of technologies and our approach is to identify mature tech companies that we believe offer value in their ability to adapt to change as well as new tech entrants we expect to emerge as winners.

Other key contributors to Fund performance included stock selection and underweighted allocations in the consumer discretionary and materials sectors.9 In consumer discretionary, U.S. cable operator Comcast surged to a record high after reporting the biggest gain in video subscribers in nearly a decade, demonstrating remarkable resilience in the face of cord-cutting trends. U.S. clothing retailer Michael Kors Holdings, also a contribitor in the consumer discretionary sector, reported strong sales growth during an otherwise lackluster holiday retail period and achieved significant progress with an accessories revamp and strengthened e-commerce platform. Within the materials sector, Swiss miner and commodities trader Glencore was among the Fund’s top contributors, surging after overhauling its balance sheet and delivering on profit targets in its resilient marketing business. The stock doubled year-to-date during the period, and was no longer an outright bargain in our analyis, although we expect shares could trade higher over our investment horizon as underlying commodity fundamentals improve and investors begin to recognize the value in Glencore’s diverse array of businesses.

From a regional standpoint, stock selection and an overweighting in Europe and stock selection and an underweighting in the U.S. detracted from relative performance. Nonetheless, we continued to find investment opportunities we feel are attractive in Europe, where multinational corporations with diverse revenue streams and strong operating leverage traded at what we considered depressed valuations. Conversely, in Asia, stock selection and an underweighted allocation in Japan and stock selection and an overweighted allocation in South Korea contributed to the Fund’s relative returns.

Despite the Brexit setback and accompanying uncertainty, we remained both disciplined in our analysis and thoughtful in our response to changing circumstances. The opportunities for long-term investors today in equity markets are both highly compelling and largely specific to value. Few times in history has the gap between the market’s cheapest and most expensive stocks been so wide. We remain focused on identifying undervalued

8. The information technology sector comprises communications equipment; Internet software and services; software; and technology hardware, storage and peripherals in the SOI.

9. The consumer discretionary sector comprises auto components; automobiles; media; specialty retail; and textiles, apparel and luxury goods in the SOI. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

Semiannual Report	TG-5

TEMPLETON GROWTH VIP FUND

securities capable of generating superior investment returns over a long-term horizon.

Thank you for your participation in Templeton Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TG-6	Semiannual Report

TEMPLETON GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Fund-Level Expenses Incurred During Period* 1/1/16–6/30/16
Actual	$1,000	$ 967.40	$5.23
Hypothetical (5% return before expenses)	$1,000	$1,019.54	$5.37

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.07%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Semiannual Report	TG-7

SUPPLEMENT DATED JUNE 27, 2016

TO THE PROSPECTUSES DATED MAY 1, 2016

OF

TEMPLETON FOREIGN VIP FUND

TEMPLETON GROWTH VIP FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

Effective June 30, 2016, the prospectus is amended as follows:

I.  The benchmark for the Templeton Foreign VIP Fund has changed from the MSCI EAFE Index to the MSCI ACWI EX USA Index. The “Fund Summary – Performance – Average Annual Total Returns” table on page TF-S4 is revised to add the following:

	1 Year	5 Years	10 Years
MSCI All Country World ex-US Index (index reflects no deduction for fees, expenses or taxes)[1]	-5.25%	1.51%	3.38%

1.	Performance figures as of December 31, 2015. The MSCI All Country World ex-US Index is replacing the MSCI EAFE Index as the Fund’s benchmark. The investment manager believes the composition of the MSCI All Country World ex-US Index more accurately reflects the Fund’s holdings.

II.  The benchmark for the Templeton Growth VIP Fund has changed from the MSCI World Index to the MSCI ACWI Index. The “Fund Summary – Performance – Average Annual Total Returns” table on page TG-S3 is revised to add the following:

	1 Year	5 Years	10 Years
MSCI All Country World Index (index reflects no deduction for fees, expenses or taxes)[1]	-1.84%	6.66%	5.31%

1.	Performance figures as of December 31, 2015. The MSCI All Country World Index is replacing the MSCI World Index as the Fund’s benchmark. The investment manager believes the composition of the MSCI All Country World Index more accurately reflects the Fund’s holdings.

Please keep this supplement with your prospectus for future reference.

TG-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Growth VIP Fund

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012		2011
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.54	$14.85	$15.47	$12.16	$10.27		$11.19

Income from investment operations[a]:

Net investment income[b]	0.18	0.28	0.38 [c]	0.22	0.27		0.25

Net realized and unrealized gains (losses)	(0.61)	(1.17)	(0.75)	3.49	1.88		(0.99)

Total from investment operations	(0.43)	(0.89)	(0.37)	3.71	2.15		(0.74)

Less distributions from:

Net investment income	(0.31)	(0.42)	(0.25)	(0.40)	(0.26)		(0.18)

Net realized gains	(0.52)	—	—	—	—		—

Total distributions	(0.83)	(0.42)	(0.25)	(0.40)	(0.26)		(0.18)

Net asset value, end of period	$12.28	$13.54	$14.85	$15.47	$12.16		$10.27

Total return[d]	(3.12)%	(6.24)%	(2.53)%	31.05%	21.40%		(6.80)%

Ratios to average net assets[e]

Expenses	0.82% [f]	0.80% [f]	0.78%	0.78% [g]	0.78%	[g]	0.78% [g]

Net investment income	2.78%	1.96%	2.46% [c]	1.62%	2.31%		2.22%

Supplemental data

Net assets, end of period (000’s)	$431,610	$468,548	$572,860	$588,409	$476,954		$1,200,682

Portfolio turnover rate	11.45%	20.92%	17.46%	11.60%	18.73%	[h]	42.13% [h]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.88%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012		2011
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.32	$14.61	$15.23	$11.97	$10.11		$11.01

Income from investment operations[a]:

Net investment income[b]	0.16	0.25	0.34 [c]	0.19	0.21		0.21

Net realized and unrealized gains (losses)	(0.60)	(1.16)	(0.75)	3.44	1.88		(0.96)

Total from investment operations	(0.44)	(0.91)	(0.41)	3.63	2.09		(0.75)

Less distributions from:

Net investment income	(0.27)	(0.38)	(0.21)	(0.37)	(0.23)		(0.15)

Net realized gains	(0.52)	—	—	—	—		—

Total distributions	(0.79)	(0.38)	(0.21)	(0.37)	(0.23)		(0.15)

Net asset value, end of period	$12.09	$13.32	$14.61	$15.23	$11.97		$10.11

Total return[d]	(3.26)%	(6.49)%	(2.81)%	30.82%	21.07%		(6.97)%

Ratios to average net assets[e]

Expenses	1.07% [f]	1.05% [f]	1.03%	1.03% [g]	1.03%	[g]	1.03% [g]

Net investment income	2.53%	1.71%	2.21% [c]	1.37%	2.06%		1.97%

Supplemental data

Net assets, end of period (000’s)	$833,994	$921,895	$1,171,896	$1,450,304	$1,352,554		$1,254,193

Portfolio turnover rate	11.45%	20.92%	17.46%	11.60%	18.73%	[h]	42.13% [h]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemption in-kind.

TG-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012		2011
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.44	$14.73	$15.35	$12.07	$10.19		$11.11

Income from investment operations[a]:

Net investment income[b]	0.15	0.23	0.33 [c]	0.17	0.20		0.20

Net realized and unrealized gains (losses)	(0.61)	(1.16)	(0.76)	3.47	1.90		(0.98)

Total from investment operations	(0.46)	(0.93)	(0.43)	3.64	2.10		(0.78)

Less distributions from:

Net investment income	(0.25)	(0.36)	(0.19)	(0.36)	(0.22)		(0.14)

Net realized gains	(0.52)	—	—	—	—		—

Total distributions	(0.77)	(0.36)	(0.19)	(0.36)	(0.22)		(0.14)

Net asset value, end of period	$12.21	$13.44	$14.73	$15.35	$12.07		$10.19

Total return[d]	(3.36)%	(6.54)%	(2.88)%	30.64%	21.02%		(7.14)%

Ratios to average net assets[e]

Expenses	1.17% [f]	1.15% [f]	1.13%	1.13% [g]	1.13%	[g]	1.13% [g]

Net investment income	2.43%	1.61%	2.11% [c]	1.27%	1.96%		1.87%

Supplemental data

Net assets, end of period (000’s)	$44,232	$47,777	$59,989	$72,683	$67,158		$56,170

Portfolio turnover rate	11.45%	20.92%	17.46%	11.60%	18.73%	[h]	42.13% [h]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.53%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2016 (unaudited)

Templeton Growth VIP Fund
		Country	Shares	Value

	Common Stocks 98.3%
	Aerospace & Defense 1.2%
	BAE Systems PLC	United Kingdom	2,319,032	$16,203,114

	Air Freight & Logistics 0.7%
	United Parcel Service Inc., B	United States	89,100	9,597,852

	Airlines 1.6%
	Deutsche Lufthansa AG	Germany	1,844,334	21,556,158

	Auto Components 1.2%
	Cie Generale des Etablissements Michelin, B	France	166,359	15,734,041

	Automobiles 3.5%
	Hero Motocorp Ltd.	India	220,820	10,396,765
	Hyundai Motor Co.	South Korea	178,330	20,961,982
	Nissan Motor Co. Ltd.	Japan	1,696,510	15,078,446

				46,437,193

	Banks 16.6%
	Bangkok Bank PCL, NVDR	Thailand	913,600	4,123,166
	Barclays PLC	United Kingdom	5,731,140	10,591,676
	BNP Paribas SA	France	428,187	18,894,206
	Citigroup Inc.	United States	737,470	31,261,353
	Credit Agricole SA	France	1,783,136	14,962,690
	DBS Group Holdings Ltd.	Singapore	932,690	10,913,758
	HSBC Holdings PLC	United Kingdom	3,242,064	19,807,285
	ING Groep NV, IDR	Netherlands	1,475,166	15,029,332
	JPMorgan Chase & Co.	United States	335,530	20,849,834
	KB Financial Group Inc.	South Korea	657,984	18,608,080
	Standard Chartered PLC	United Kingdom	2,883,083	21,704,934
	SunTrust Banks Inc.	United States	478,520	19,657,602
	UniCredit SpA	Italy	4,892,781	10,698,562

				217,102,478

	Biotechnology 3.1%
	Amgen Inc.	United States	184,830	28,121,884
	Gilead Sciences Inc.	United States	141,830	11,831,459

				39,953,343

	Capital Markets 2.5%
	Credit Suisse Group AG	Switzerland	1,308,590	13,821,906
	Morgan Stanley	United States	528,920	13,741,342
	UBS Group AG	Switzerland	451,380	5,812,772

				33,376,020

	Chemicals 1.0%
	Akzo Nobel NV	Netherlands	204,762	12,811,524

	Commercial Services & Supplies 0.6%
a	Serco Group PLC	United Kingdom	4,886,178	7,257,966

	Communications Equipment 2.4%
	Cisco Systems Inc.	United States	778,890	22,346,354
	Ericsson, B	Sweden	1,155,432	8,784,010

				31,130,364

	Construction & Engineering 0.6%
b	FLSmidth & Co. A/S	Denmark	216,580	7,689,518

TG-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Construction Materials 1.2%
	CRH PLC	Ireland	552,471	$15,943,595

	Consumer Finance 1.4%
	Capital One Financial Corp.	United States	286,660	18,205,777

	Diversified Telecommunication Services 3.0%
	China Telecom Corp. Ltd., ADR	China	179,195	8,061,983
	Singapore Telecommunications Ltd.	Singapore	4,679,470	14,349,193
	Telefonica SA	Spain	1,787,635	16,786,209

				39,197,385

	Energy Equipment & Services 2.4%
	Baker Hughes Inc.	United States	301,680	13,614,818
	Halliburton Co.	United States	375,850	17,022,247
	Technip SA	France	16,050	869,624

				31,506,689

	Food & Staples Retailing 2.6%
	Metro AG	Germany	587,740	17,920,384
a	Tesco PLC	United Kingdom	6,655,808	15,522,120

				33,442,504

	Health Care Equipment & Supplies 1.9%
	Getinge AB, B	Sweden	925,050	18,888,392
	Medtronic PLC	United States	74,440	6,459,159

				25,347,551

	Industrial Conglomerates 2.3%
	Siemens AG	Germany	164,562	16,769,609
a	Toshiba Corp.	Japan	4,835,860	12,942,452

				29,712,061

	Insurance 3.9%
	Aegon NV	Netherlands	3,053,986	11,965,894
	American International Group Inc.	United States	312,040	16,503,796
	AXA SA	France	474,608	9,379,516
	China Life Insurance Co. Ltd., H	China	6,041,230	12,941,405

				50,790,611

	Internet Software & Services 1.4%
a	Alphabet Inc., A	United States	25,760	18,122,933

	Life Sciences Tools & Services 0.6%
a	QIAGEN NV	Netherlands	385,000	8,330,813

	Machinery 0.5%
a	Navistar International Corp.	United States	598,440	6,995,764

	Media 3.7%
	Comcast Corp., A	United States	297,202	19,374,598
	Sky PLC	United Kingdom	1,074,857	12,153,658
	Twenty-First Century Fox Inc., A	United States	641,182	17,343,973

				48,872,229

	Metals & Mining 2.4%
	Glencore PLC	Switzerland	8,733,900	17,800,578
	MMC Norilsk Nickel PJSC, ADR	Russia	1,040,760	13,831,701

				31,632,279

Semiannual Report	TG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Oil, Gas & Consumable Fuels 11.8%
	Apache Corp.	United States	305,930	$17,031,123
	BP PLC	United Kingdom	3,841,161	22,441,184
a	Chesapeake Energy Corp.	United States	2,179,440	9,328,003
	Eni SpA	Italy	866,889	13,971,194
	Galp Energia SGPS SA, B	Portugal	1,110,730	15,410,684
	Kunlun Energy Co. Ltd.	China	17,103,030	14,108,410
	Royal Dutch Shell PLC, A	United Kingdom	15,359	419,322
	Royal Dutch Shell PLC, B	United Kingdom	1,303,219	35,831,626
	Total SA, B	France	544,729	26,228,500

				154,770,046

	Pharmaceuticals 8.7%
a	Allergan PLC	United States	93,324	21,566,243
	Eli Lilly & Co.	United States	175,170	13,794,638
	Merck KGaA	Germany	166,284	16,804,818
	Roche Holding AG	Switzerland	45,563	11,954,394
	Sanofi	France	227,717	18,936,366
	Teva Pharmaceutical Industries Ltd., ADR	Israel	609,830	30,631,761

				113,688,220

	Software 4.2%
	Microsoft Corp.	United States	584,689	29,918,536
	Oracle Corp.	United States	627,880	25,699,128

				55,617,664

	Specialty Retail 0.3%
	Kingfisher PLC	United Kingdom	871,388	3,747,156

	Technology Hardware, Storage & Peripherals 6.5%
	Apple Inc.	United States	70,200	6,711,120
	Hewlett Packard Enterprise Co.	United States	677,340	12,375,002
	HP Inc.	United States	677,340	8,500,617
	Samsung Electronics Co. Ltd.	South Korea	46,020	56,889,238

				84,475,977

	Textiles, Apparel & Luxury Goods 1.2%
a	Michael Kors Holdings Ltd.	United States	313,480	15,510,990

	Wireless Telecommunication Services 3.3%
	SoftBank Group Corp.	Japan	346,820	19,440,726
a	Turkcell Iletisim Hizmetleri AS, ADR	Turkey	1,653,543	15,129,918
	Vodafone Group PLC	United Kingdom	2,681,677	8,140,191

				42,710,835

	Total Common Stocks (Cost $1,270,383,846)			1,287,470,650

	Preferred Stocks (Cost $13,187,730) 0.6%
	Oil, Gas & Consumable Fuels 0.6%
a	Petroleo Brasileiro SA, ADR, pfd.	Brazil	1,315,652	7,643,938

	Total Investments before Short Term Investments (Cost $1,283,571,576)			1,295,114,588

TG-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

		Country	Principal Amount	Value
	Short Term Investments 1.1%
	Time Deposits Cost ($12,500,000) 1.0%
	Royal Bank of Canada, 0.30%, 7/01/16	United States	$12,500,000	$12,500,000

	Total Investments before Money Market Funds (Cost $1,296,071,576)			1,307,614,588

			Shares
c	Investments from Cash Collateral Received for Loaned Securities (Cost $1,890,000) 0.1%
	Money Market Funds 0.1%
a,d	Institutional Fiduciary Trust Money Market Portfolio	United States	1,890,000	1,890,000

	Total Investments (Cost $1,297,961,576) 100.0%			1,309,504,588
	Other Assets, less Liabilities 0.0%†			331,365

	Net Assets 100.0%			$1,309,835,953

See Abbreviations on page TG-25.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2016. See Note 1(c).

cSee Note 1(c) regarding securities on loan.

dSee Note 3(e) regarding investments in affiliated management investment companies.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Templeton Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,296,071,576
Cost - Non-controlled affiliates (Note 3e)	1,890,000

Total cost of investments	$1,297,961,576

Value - Unaffiliated issuers	$1,307,614,588
Value - Non-controlled affiliates (Note 3e)	1,890,000

Total value of investments (Includes securities loaned in the amount of $1,775,214)	1,309,504,588
Cash	609,409
Receivables:
Investment securities sold	710,810
Capital shares sold	170,327
Dividends and interest	2,692,729
European Union tax reclaims	776,715
Other assets	614

Total assets	1,314,465,192

Liabilities:
Payables:
Investment securities purchased	869,326
Capital shares redeemed	164,874
Management fees	849,147
Distribution fees	382,255
Trustees’ fees and expenses	113
Payable upon return of securities loaned	1,890,000
Deferred tax	183,091
Accrued expenses and other liabilities	290,433

Total liabilities	4,629,239

Net assets, at value	$1,309,835,953

Net assets consist of:
Paid-in capital	$1,278,199,035
Undistributed net investment income	17,326,375
Net unrealized appreciation (depreciation)	11,297,284
Accumulated net realized gain (loss)	3,013,259

Net assets, at value	$1,309,835,953

Class 1:
Net assets, at value	$431,609,518

Shares outstanding	35,152,726

Net asset value and maximum offering price per share	$12.28

Class 2:
Net assets, at value	$833,994,449

Shares outstanding	68,958,905

Net asset value and maximum offering price per share	$12.09

Class 4:
Net assets, at value	$44,231,986

Shares outstanding	3,621,488

Net asset value and maximum offering price per share	$12.21

TG-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2016 (unaudited)

Templeton Growth VIP Fund
Investment income:
Dividends (net of foreign taxes of $2,484,424)	$23,319,623
Interest	23,655
Income from securities loaned (net of fees and rebates)	577,010

Total investment income	23,920,288

Expenses:
Management fees (Note 3a)	5,202,717
Distribution fees: (Note 3c)
Class 2	1,060,850
Class 4	78,194
Custodian fees (Note 4)	54,578
Reports to shareholders	116,592
Professional fees	68,020
Trustees’ fees and expenses	3,707
Other	21,283

Total expenses	6,605,941
Expenses waived/paid by affiliates (Note 3e)	(31,099)

Net expenses	6,574,842

Net investment income	17,345,446

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	14,146,163
Foreign currency transactions	(103,604)

Net realized gain (loss)	14,042,559

Net change in unrealized appreciation (depreciation) on:
Investments	(77,916,782)
Translation of other assets and liabilities denominated in foreign currencies	13,821
Change in deferred taxes on unrealized appreciation	(87,409)

Net change in unrealized appreciation (depreciation)	(77,990,370)

Net realized and unrealized gain (loss)	(63,947,811)

Net increase (decrease) in net assets resulting from operations	$(46,602,365)

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Growth VIP Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$17,345,446	$29,759,073
Net realized gain (loss)	14,042,559	131,046,091
Net change in unrealized appreciation (depreciation)	(77,990,370)	(259,448,984)

Net increase (decrease) in net assets resulting from operations	(46,602,365)	(98,643,820)

Distributions to shareholders from:
Net investment income:
Class 1	(10,324,588)	(15,123,132)
Class 2	(17,569,557)	(28,110,279)
Class 4	(854,329)	(1,358,156)
Net realized gains:
Class 1	(17,221,955)	—
Class 2	(33,791,595)	—
Class 4	(1,749,579)	—

Total distributions to shareholders	(81,511,603)	(44,591,567)

Capital share transactions: (Note 2)
Class 1	4,902,712	(58,388,439)
Class 2	(5,619,491)	(157,221,222)
Class 4	447,131	(7,679,959)

Total capital share transactions	(269,648)	(223,289,620)

Net increase (decrease) in net assets	(128,383,616)	(366,525,007)
Net assets:
Beginning of period	1,438,219,569	1,804,744,576

End of period	$1,309,835,953	$1,438,219,569

Undistributed net investment income included in net assets:
End of period	$17,326,375	$28,729,403

TG-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC)

securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary

Semiannual Report	TG-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	53,442	$681,940	326,516	$4,799,095
Shares issued in reinvestment of distributions	2,252,375	27,546,543	1,016,340	15,123,132
Shares redeemed	(1,760,451)	(23,325,771)	(5,310,550)	(78,310,666)

Net increase (decrease)	545,366	$4,902,712	(3,967,694)	$(58,388,439)

Class 2 Shares:
Shares sold	2,201,679	$27,977,357	2,945,698	$42,909,317
Shares issued in reinvestment of distributions	4,262,336	51,361,152	1,917,482	28,110,279
Shares redeemed	(6,706,636)	(84,958,000)	(15,863,936)	(228,240,818)

Net increase (decrease)	(242,621)	$(5,619,491)	(11,000,756)	$(157,221,222)

Class 4 Shares:
Shares sold	237,607	$2,869,898	307,977	$4,289,876
Shares issued in reinvestment of distributions	213,961	2,603,908	91,767	1,358,156
Shares redeemed	(386,137)	(5,026,675)	(916,167)	(13,327,991)

Net increase (decrease)	65,431	$447,131	(516,423)	$(7,679,959)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

For the period ended June 30, 2016, the effective management fee rate was 0.783% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	8,864,598	260,839,711	(267,814,309)	1,890,000	$1,890,000	$—	$—	0.0%[a]

aRounds to less than 0.1%

f. Other Affiliated Transactions

At June 30, 2016, Franklin Templeton Variable Insurance Products Trust — Franklin Founding Funds Allocation VIP Fund owned 23.9% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, there were no credits earned.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

5. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,316,201,155

Unrealized appreciation	$230,477,139
Unrealized depreciation	(237,173,706)

Net unrealized appreciation (depreciation)	$(6,696,567)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign capital gains tax and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $152,491,978 and $211,775,101, respectively.

At June 30, 2016, in connection with securities lending transactions, the Fund loaned equity investments and received $1,890,000 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments[a,b]	$1,295,114,588	$—	$—	$1,295,114,588
Short Term Investments	1,890,000	12,500,000	—	14,390,000

Total Investments in Securities	$1,297,004,588	$12,500,000	$—	$1,309,504,588

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

ADR	American Depositary Receipt

IDR	International Depositary Receipt

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Growth VIP Fund

At December 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 14, 2016, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0227	$0.2591
Class 2	$0.0227	$0.2276
Class 4	$0.0227	$0.2146

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Index Descriptions

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

See www.franklintempletondatasources.com for additional data provider information.

Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Bloomberg Commodity Index comprises exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity.

Citigroup World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.

FTSE® EPRA®/NAREIT® Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/16, there were 313 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the six-month period ended 6/30/16, there were 72 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the six-month period ended 6/30/16, there were 55 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the six-month period

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

ended 6/30/16, there were 109 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI All Country World Index (ACWI) ex USA Index captures large- and mid-capitalization representation across 22 of 23 developed markets countries (excluding the U.S.) and 23 emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 2500TM Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization.

Russell 2500TM Value Index is market capitalization weighted and measures performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represent a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s® 500 Index (S&P 500®) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Standard & Poor’s®/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 12, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement and investment sub-advisory agreement, as applicable, for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution, and other services provided by each Investment Manager and investment sub-adviser (Manager(s)) and their affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included reports for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilize data from Lipper, Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Managers and their affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Managers. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements and investment sub-advisory agreements, as applicable, for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement and investment sub-advisory agreement, as applicable, for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of each investment management agreement and investment sub-advisory agreement, as applicable, was in the best interests of such Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Managers and their affiliates to the Funds and their shareholders, except as noted later with respect to investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Managers’ continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board was the Managers’ best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Managers’ parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals of all Funds. The Broadridge reports prepared for each of the individual Funds showed the investment performance of Class 1 shares for those having such class of shares and Class 2 shares for those Funds that did not have Class 1 shares, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2016, and previous periods ended that date of up to 10 years unless otherwise noted. Performance was shown on a total return basis for each Fund. In certain cases, income return was indicated as well. The following summarizes the performance results for each of the Funds and the Board’s view of such performance.

Franklin Flex Cap Growth VIP Fund – The performance universe for this Fund consisted of the Fund and all multi-cap growth funds underlying variable insurance products as selected by Lipper. The Broadridge report showed the Fund’s comparative total return for the one-year period to be in the middle performing quintile of its performance universe, and on an annualized basis to be in the middle performing quintile of such universe for the previous three-year period, the lowest performing quintile of such universe for the previous five-year period, and the second-lowest performing quintile of such universe for the previous 10-year period. The Board discussed with management the impact of measures it had taken to improve the performance of the Fund and found the Fund’s total return for the past year as shown in the Broadridge report to be acceptable, noting that it exceeded the median by 25 basis points.

Franklin Founding Funds Allocation VIP Fund – The performance universe for this Fund consisted of the Fund and all mixed-asset target allocation growth funds underlying variable insurance products as selected by Lipper. The Fund has been in operation less than 10 years. The Broadridge report showed its income return to be in the highest quintile of such Lipper universe for the one-year period, and on an annualized basis to also be in the highest quintile of such universe for each of the previous three- and five-year periods. The Broadridge report showed the Fund’s total return for the one-year period to be in the lowest performing quintile of such performance universe, and on an annualized basis to also be in the lowest performing quintile of such universe for the previous three- and five-year periods. In assessing the relevance of such comparative performance, the Board noted the Fund is not actively managed and that its performance reflects those of the three underlying funds in which it invests in equal portions, which are not perfectly aligned to the investment style of comparative funds. The Board found the Fund’s performance as shown in the Broadridge report to be acceptable in light of the unique investment strategy of the Fund.

Franklin Global Real Estate VIP Fund – The performance universe for this Fund consisted of the Fund and all global real estate funds underlying variable insurance products as selected by Lipper. The Broadridge report showed the Fund’s total return to be in the highest performing quintile of such universe for the one-year period, and on an annualized basis to also be in the highest performing quintile of such universe for the previous three- and five-year periods, but in the lowest performing quintile of such universe for the previous 10-year period. Noting the marked improvement in performance in recent years, the Board was satisfied with the Fund’s comparative performance as shown in the Broadridge report.

Franklin Growth and Income VIP Fund – The performance universe for this Fund consisted of the Fund and all equity income funds underlying variable insurance products as selected by Lipper. The Broadridge report showed the Fund’s income

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return during the one-year period to be in the highest quintile of its Lipper performance universe, and on an annualized basis in each of the previous three-, five- and 10-year periods to also be in the highest quintile of such universe. The Broadridge report showed the Fund’s total return for the one-year period to be in the highest performing quintile of its performance universe, and on an annualized basis to be in the second-highest performing quintile of such universe for each of the previous three-, five-, and 10-year periods. The Board found the Fund’s comparative performance as shown in the Broadridge report to be satisfactory.

Franklin High Income VIP Fund – The performance universe for this Fund consisted of the Fund and all high yield funds underlying variable insurance products as selected by Lipper. The Broadridge report showed the Fund’s income return for the one-year period to be in the second-highest quintile of such performance universe, and on an annualized basis to be in the highest and second-highest quintile of such universe for the previous three- and five-year periods, respectively, and to be in the middle quintile of such universe for the previous 10-year period. The Broadridge report showed the Fund’s total return to be in the lowest performing quintile of its performance universe for the one-year period, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three-year period, and in the second-lowest performing quintile of such universe for the previous five- and 10-year periods. The Board found the Fund’s comparative performance as shown in the Broadridge report to be acceptable given the Fund’s income objective.

Franklin Income VIP Fund – The performance universe for this Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying variable insurance products as selected by Lipper. The Broadridge report showed the Fund’s income return to be in the highest quintile of such performance universe for the one-year period and to also be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods on an annualized basis. The Broadridge report showed the Fund’s total return to be in the lowest performing quintile of its performance universe for the one-year period, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three- and five-year periods, and the middle performing quintile of such universe for the previous 10-year period. The Board found the Fund’s comparative performance as shown in the Broadridge report to be acceptable, noting the Fund’s income objective.

Franklin Large Cap Growth VIP Fund – The performance universe for this Fund consisted of the Fund and all multi-cap growth funds underlying variable insurance products as selected by Lipper. The Broadridge report showed the Fund’s total return to be in the second-highest performing quintile of such universe for the one-year period, and on an annualized basis to be in the middle performing quintile of such universe for the previous three-, five- and 10-year periods. The Board found the Fund’s comparative performance as shown in the Broadridge report to be acceptable.

Franklin Mutual Global Discovery VIP Fund – The performance universe for this Fund consisted of the Fund and all global multi-cap value funds underlying variable insurance products as selected by Lipper. The Broadridge report showed the Fund’s total return to be in the highest performing quintile of such universe for the one-year period, and on an annualized basis to also be in the highest performing quintile of such universe for the previous three-, five- and 10-year periods. The Board found the Fund’s overall comparative performance as set forth in the Broadridge report to be satisfactory.

Franklin Mutual Shares VIP Fund – The performance universe for this Fund consisted of the Fund and all large-cap value funds underlying variable insurance products as selected by Lipper. The Broadridge report showed the Fund’s total return for the one-year period to be in the second-lowest performing quintile of the performance universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three- and five-year periods, and to be in the second-lowest performing quintile for the previous 10-year period. The Board found the Fund’s overall performance as set forth in the Broadridge report to be unacceptable, but acknowledged management’s explanation that the Fund is managed conservatively and the Fund’s cash holdings detract from relative performance in sharply rising markets. The Board indicated it would continue to monitor the Fund.

Franklin Rising Dividends VIP Fund – The performance universe for this Fund consisted of the Fund and all multi-cap core funds underlying variable insurance products as selected by Lipper. The Broadridge report showed the Fund’s comparative total return to be in the highest performing quintile of the performance universe for the one-year period, and on an annualized basis to be in the middle performing quintile of such universe for the previous three-year period, the second-highest performing quintile of such universe for the previous five-year period, and the highest performing quintile of such universe for the previous 10-year period. The Board found the Fund’s comparative performance as set forth in the Broadridge report to be satisfactory.

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Franklin Small Cap Value VIP Fund – The performance universe for this Fund consisted of the Fund and all small-cap value funds underlying variable insurance products as selected by Lipper. The Broadridge report showed the Fund’s total return for the one-year period to be in the highest performing quintile of such performance universe, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, and in the second-highest performing quintile of such universe for each of the previous five- and 10-year periods. The Board found the Fund’s comparative performance as set forth in the Broadridge report to be satisfactory, noting the Fund’s improved performance over the past year.

Franklin Small-Mid Cap Growth VIP Fund – The performance universe for this Fund consisted of the Fund and all mid-cap growth funds underlying variable insurance products as selected by Lipper. The Broadridge report showed the Fund’s total return for the one-year period to be in the second-lowest performing quintile of such universe, and on an annualized basis to be in the middle performing quintile of such universe for the previous three-year period, and the second-lowest performing quintile of such universe for each of the previous five- and 10-year periods. The Board discussed with management its ongoing attention to the Fund. The Board found the Fund’s performance to be acceptable and noted that the three-year annualized total return performance was eight basis points above the median.

Franklin Strategic Income VIP Fund – The performance universe for this Fund consisted of the Fund and all general bond funds underlying variable insurance products as selected by Lipper. The Broadridge report showed the Fund’s income return to be in the highest quintile of such Lipper universe for the one-year period, and on an annualized basis to also be in the highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Broadridge report showed the Fund’s total return to be in the lowest performing quintile of such universe during the one-year period, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three- and five-year periods, and the second-highest performing quintile of such universe for the previous 10-year period. The Board found the Fund’s performance as shown in the Broadridge report to be acceptable, noting its income orientation.

Franklin U.S. Government Securities VIP Fund – The performance universe for this Fund consisted of the Fund and all general U.S. government funds underlying variable insurance products as selected by Lipper. The Broadridge report showed the Fund’s income return for the one-year period to be in the highest quintile of such universe, and on an annualized basis to also be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Broadridge report showed the Fund’s total return to be in the highest performing quintile of such universe for the one-year period, and on an annualized basis to be in the middle performing quintile of such universe for the previous three- and 10-year periods, and in the second-lowest performing quintile of such universe for the previous five-year period. The Board found the Fund’s comparative performance as shown in the Broadridge report to be satisfactory, noting the Fund’s income objective and the nature of the Fund’s investments, which were primarily in U.S. mortgage backed securities.

Franklin Volsmart Allocation VIP Fund – The performance universe for this Fund consisted of the Fund and all flexible portfolio funds underlying variable insurance products as selected by Lipper. The Fund has been in existence for less than three years and the Broadridge report showed its total return for the one-year period to be in the second-lowest performing quintile of such performance universe. The Board was found the Fund’s performance as shown in the Broadridge report to be acceptable, given its short period of existence.

Templeton Developing Markets VIP Fund – The performance universe for this Fund consisted of the Fund and all emerging markets funds underlying variable insurance products as selected by Lipper. The Broadridge report showed the Fund’s comparative total return for the one-year period to be in the lowest performing quintile of such performance universe, and on an annualized basis to also be in the lowest performing quintile of such universe for the previous three-year period and in the second-lowest performing quintile of such universe for each of the previous five- and 10-year periods. The Board found the performance of the Fund as set forth in the Broadridge report to be unacceptable and discussed with management measures it was implementing to address the performance, including a more rigorous selling discipline. The Board concluded that continued monitoring is warranted in light of the Fund’s underperformance, but did not believe a portfolio management change was needed at this time given management’s attention to the Fund.

Templeton Foreign VIP Fund – The performance universe for this Fund consisted of the Fund and all international large-cap value funds underlying variable insurance products as selected by Lipper. The Broadridge report showed the Fund’s comparative total return for the one-year period to be in the lowest

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performing quintile of such performance universe and on an annualized basis to be in the lowest performing quintile of such universe for the previous three-year period, in the second-lowest performing quintile of such universe for the previous five-year period, and in the second-highest performing quintile of such universe for the previous 10-year period. The Board found the Fund’s comparative investment performance as set forth in the Broadridge report to be acceptable, noting that performance was in the highest or second-highest quintile in seven of the previous eight years.

Templeton Global Bond VIP Fund – The performance universe for this Fund consisted of the Fund and all global income funds underlying variable insurance products as selected by Lipper. The Broadridge report showed the Fund’s income return for the one-year period to be in the highest quintile of such Lipper universe, and on an annualized basis to also be in the highest quintile of such universe for the previous three-, five- and 10-year periods. The Broadridge report showed the Fund’s total return for the one-year period to be in the second-lowest performing quintile of its performance universe, and on an annualized basis to be in the highest performing quintile of such universe for each of the previous three-, five- and 10-year annualized periods. The Board was satisfied with the Fund’s comparative performance as set forth in the Broadridge report.

Templeton Growth VIP Fund – The performance universe for this Fund consisted of the Fund and all global large-cap value funds underlying variable insurance products as selected by Lipper. The Broadridge report showed the Fund’s total return for the one-year period to be in the second-lowest performing quintile of such performance universe, and on an annualized basis to also be in the second-lowest performing quintile of such universe for each of the previous three- and five-year periods. (Although the Fund has been in operation for 10 years, Lipper comparative data is not available for this longer period.) The Board found the Fund’s comparative performance as set forth in the Broadridge report to be acceptable, noting that the Fund’s performance had been in the highest or second-highest quintile in three of the previous five one-year periods. They also observed that the Fund’s annualized performance was within 1% of the median for the five- year period and at the median for the 10-year period.

COMPARATIVE EXPENSES. Consideration was given to information contained in the Broadridge reports furnished for each Fund, which compared its management fee and total expense ratio with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Funds’ contractual investment management fee rate in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges at the fund level as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for the same class of shares for all funds within a particular Lipper expense group.

The results of such comparisons showed that both the contractual investment management fee rates and actual total expense ratios of the following Funds were in the least expensive quintiles of their respective Lipper expense groups: Franklin Small Cap Value VIP Fund, Franklin Growth and Income VIP Fund, Franklin High Income VIP Fund, Franklin Income VIP Fund and Templeton Global Bond VIP Fund. The Board was satisfied with the comparative contractual investment management fees and expenses of these Funds as shown in their Broadridge reports.

The contractual investment management fee rates and actual total expense ratios of each of Franklin Global Real Estate VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund and Templeton Developing Markets VIP Fund were above the medians of their Lipper expense groups. In the case of contractual management fees, Franklin Mutual Global Discovery VIP Fund exceeds the median by 23.6 basis points, while the other Funds exceed the median by less than 16 basis points. The Board found the comparative contractual investment management fees and expenses of these Funds as shown in their Broadridge reports to be acceptable.

The contractual investment management fee rates of the following Funds were above the median of their Lipper expense groups, while the actual total expense ratios were at the median: Franklin Flex Cap Growth VIP Fund, Franklin Small-Mid Cap

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Growth VIP Fund and Templeton Growth VIP Fund. The Board found the comparative expenses of these Funds as shown in the Broadridge reports to be acceptable, noting that a fee waiver was in place for Franklin Flex Cap Growth VIP Fund.

The contractual investment management fee rates of the following Funds were at or above the median of their Lipper expense groups, while the actual total expense ratios were at or below the median: Franklin Founding Funds Allocation VIP Fund and Franklin Mutual Shares VIP Fund. The Board found the comparative expenses of these Funds as shown in their Broadridge reports to be acceptable, noting that a fee waiver was in place for Franklin Founding Funds Allocation VIP Fund.

The contractual investment management fee rate and actual total expense ratio for Franklin Rising Dividends VIP Fund were both below the median of its Lipper expense group. The contractual investment management fee rate for the Franklin Volsmart Allocation VIP Fund was also below the median of its Lipper expense group, while its actual total expense ratio was above the median. The Board found that the investment management fees charged under the investment management agreement and sub-advisory agreements on behalf of Franklin VolSmart Allocation VIP Fund are based on services that are in addition to, rather than duplicative of, services provided pursuant to the investment management contract for an underlying fund in which the Fund may invest. The Board found the comparative expenses of Franklin Rising Dividends VIP Fund and Franklin VolSmart Allocation VIP Fund as shown in the Broadridge reports to be acceptable, noting that the Franklin Volsmart Allocation VIP Fund had a fee waiver in place.

The contractual investment management fee rates and actual total expense ratios for the following Funds were in the first or second quintiles of their expense groups, meaning they were among the least expensive of their peers: Franklin Strategic Income VIP Fund, Franklin U.S. Government Securities VIP Fund and Templeton Foreign VIP Fund. The Board was satisfied with the comparative expenses of these Funds as shown in their Broadridge reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Managers and their affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Managers’ parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Managers and their affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving services provided the Funds, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Managers’ parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Managers and their affiliates might derive ancillary benefits from Fund operations, including potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Managers and their affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any

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precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in a Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Board noted that the Franklin Volsmart Allocation VIP Fund does not have breakpoints but, because it is relatively new, the Board believed that it is not yet of a size to offer economies of scale. In the case of Franklin Founding Funds Allocation VIP Fund, the management fees of the underlying funds in which it invests have management fee breakpoints that extend beyond their existing asset sizes, and in the case of each of the other Funds, other than Franklin Rising Dividends VIP Fund, their management fees contain breakpoints that extend beyond their existing asset sizes. To the extent economies of scale may be realized by the Managers and their affiliates, the Board believed the schedule of investment management fees provides a sharing of benefits for each Fund and its shareholders. The investment management structure of the Franklin Rising Dividends VIP Fund provides for a fee of 0.750% on the first $500 million of net assets; 0.625% on the next $500 million of net assets; and 0.500% on assets in excess of $1 billion. This Fund had assets of approximately $1.5 billion at December 31, 2015, and in reviewing its fee structure, management stated its belief that this fee structure reaches a relatively low rate quickly, reflecting anticipated economies of scale. In support of such position, management pointed out the favorable management fee and total expense comparisons of this Fund within its Lipper expense group as previously discussed under “Comparative Expenses.” In light of such position and taking into account the fact that the reduced rate on assets in excess of the last breakpoint lowers the Fund’s overall investment management fee rate, the Board believed that the schedule of investment management fees provides a sharing of benefits for the Fund and its shareholders, but intends to monitor future growth and the appropriateness of adding additional breakpoints.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Franklin Templeton

Variable Insurance Products Trust

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to:

(1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts;

(2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

©2016 Franklin Templeton Investments. All rights reserved.	VIP2 S 08/16

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.
(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Variable Insurance Products Trust

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer – Finance and Administration

Date August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer – Finance and Administration

Date August 25, 2016

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date August 25, 2016